File No. 333-41180
Filed on: April 30, 2012	File No. 811-10011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	21	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	50	☒

(Check appropriate box or boxes)

SBL VARIABLE ANNUITY ACCOUNT XIV
(Exact Name of Registrant)

Security Benefit Life Insurance Company
(Name of Depositor)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code:
(785) 438-3000

Name of Agent for Service for Process:
Chris Swickard, Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2012, pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on May 1, 2012, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

Prospectus

SECUREDESIGNS® VARIABLE ANNUITY

May 1, 2012

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

V6917	32-69179-00 2012/05/01

SECUREDESIGNS® VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the SecureDesigns Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”). The Underlying Funds currently available under the Contract are: 1

•	American Century VP Mid Cap Value

•	American Century VP Ultra®

•	American Century VP Value

•	Dreyfus IP Technology Growth

•	Dreyfus VIF International Value

•	Franklin Income Securities

•	Franklin Mutual Global Discovery Securities (formerly Mutual Global Discovery Securities)

•	Franklin Small Cap Value Securities

•	Franklin Templeton VIP Founding Funds Allocation

•	Guggenheim VT All Cap Value 2

•	Guggenheim VT All-Asset Aggressive Strategy 2

•	Guggenheim VT All-Asset Conservative Strategy 2

•	Guggenheim VT All-Asset Moderate Strategy 2

•	Guggenheim VT Alternative Strategies Allocation 2, 3

•	Guggenheim VT CLS AdvisorOne Amerigo 2

•	Guggenheim VT CLS AdvisorOne Clermont 2

•	Guggenheim VT High Yield 2

•	Guggenheim VT Large Cap Concentrated Growth 2

•	Guggenheim VT Large Cap Core 2

•	Guggenheim VT Large Cap Value 2

•	Guggenheim VT Managed Asset Allocation 2

•	Guggenheim VT Managed Futures Strategy 2

•	Guggenheim VT Mid Cap Growth 2

•	Guggenheim VT Mid Cap Value 2

•	Guggenheim VT Money Market 2

•	Guggenheim VT MSCI EAFE Equal Weight 2

•	Guggenheim VT Multi-Hedge Strategies 2

•	Guggenheim VT Small Cap Growth 2

•	Guggenheim VT Small Cap Value 2

•	Guggenheim VT U.S. Intermediate Bond 2

•	Guggenheim VT U.S. Long Short Momentum 2

•	Invesco V.I. Global Health Care

•	Invesco V.I. Global Real Estate

•	Invesco V.I. Government Securities

•	Invesco V.I. International Growth

•	Invesco V.I. Mid Cap Core Equity

•	Invesco Van Kampen V.I. Comstock

•	Invesco Van Kampen V.I. Equity and Income

•	Invesco Van Kampen V.I. Mid Cap Growth

•	Invesco Van Kampen V.I. Value Opportunities (formerly Invesco V.I. Basic Value)

•	Janus Aspen Enterprise

•	Janus Aspen Janus Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company at 1-800-888-2461.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2012

V6917	Protected by U.S. Patent No. 7,251,623 B1.	32-69179-00 2012/05/01

•	Legg Mason ClearBridge Variable Aggressive Growth

•	Legg Mason ClearBridge Variable Small Cap Growth

•	Legg Mason Western Asset Variable Global High Yield Bond

•	MFS® VIT Research International

•	MFS® VIT Total Return

•	MFS® VIT Utilities

•	Morgan Stanley UIF Emerging Markets Equity

•	Neuberger Berman AMT Socially Responsive

•	Oppenheimer Core Bond Fund/VA

•	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

•	PIMCO VIT All Asset

•	PIMCO VIT CommodityRealReturn Strategy

•	PIMCO VIT Emerging Markets Bond

•	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

•	PIMCO VIT Low Duration

•	PIMCO VIT Real Return

•	Royce Capital Fund – Micro-Cap

1	Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See “Closed Subaccounts.”

2
Effective May 1, 2012, the SBL Fund and its respective series will be marketed with the name “Guggenheim.” Although SBL Fund’s legal name will not change, it and its series will be marketed with the name Guggenheim. In addition, certain of the Rydex Variable Trust series will be marketed with the name Guggenheim. These underlying funds were previously marketed as Rydex | SGI.

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Effective June 1, 2012, the Guggenheim VT Alternative Strategies Allocation Fund will merge into the Guggenheim VT Multi-Hedge Strategies Fund, and the Subaccount investing in the Guggenheim VT Alternative Strategies Fund will merge into the Subaccount investing in the Guggenheim VT Multi-Hedge Strategies Fund.

Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states.

When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”

This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2012 , which has been filed with the Securities and Exchange Commission (“SEC”) contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 69 of this Prospectus.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Unit — A unit of measure used to calculate Contract Value.

Administrative Office — The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.

Annuity Start Date — The date when annuity payments begin as elected by the Owner.

Annuity Unit — A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

Bonus Credit — An amount added to Contract Value under the Automatic Bonus Credit Rider.

Contract Date — The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contract Debt — The unpaid loan balance including loan interest.

Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Contract Year — Each twelve-month period measured from the Contract Date.

Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.

Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s Estate.

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See the “Fixed Account.”

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

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Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Participant — A Participant under a Qualified Plan.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Separate Account — The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.

Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

You may purchase the Contract as a non-tax qualified retirement plan for an individual (“Non-Qualified Plan”). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended (“Qualified Plan”). Please see the discussion under “The Contract” for more detailed information.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

The Separate Account and the Funds — The Separate Account is currently divided into accounts, each referred to as a Subaccount. See “Separate Account.” Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Underlying Funds currently available under the Contract are as follows:1

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•	American Century VP Mid Cap Value

•	American Century VP Ultra®

•	American Century VP Value

•	Dreyfus IP Technology Growth

•	Dreyfus VIF International Value

•	Franklin Income Securities

•	Franklin Mutual Global Discovery Securities (formerly Mutual Global Discovery Securities)

•	Franklin Small Cap Value Securities

•	Franklin Templeton VIP Founding Funds Allocation

•	Guggenheim VT All Cap Value 2

•	Guggenheim VT All-Asset Aggressive Strategy 2

•	Guggenheim VT All-Asset Conservative Strategy 2

•	Guggenheim VT All-Asset Moderate Strategy 2

•	Guggenheim VT Alternative Strategies Allocation 2, 3

•	Guggenheim VT CLS AdvisorOne Amerigo 2

•	Guggenheim VT CLS AdvisorOne Clermont 2

•	Guggenheim VT High Yield 2

•	Guggenheim VT Large Cap Concentrated Growth 2

•	Guggenheim VT Large Cap Core 2

•	Guggenheim VT Large Cap Value 2

•	Guggenheim VT Managed Asset Allocation 2

•	Guggenheim VT Managed Futures Strategy 2

•	Guggenheim VT Mid Cap Growth 2

•	Guggenheim VT Mid Cap Value 2

•	Guggenheim VT Money Market 2

•	Guggenheim VT MSCI EAFE Equal Weight 2

•	Guggenheim VT Multi-Hedge Strategies 2

•	Guggenheim VT Small Cap Growth 2

•	Guggenheim VT Small Cap Value 2

•	Guggenheim VT U.S. Intermediate Bond 2

•	Guggenheim VT U.S. Long Short Momentum 2

•	Invesco V.I. Global Health Care

•	Invesco V.I. Global Real Estate

•	Invesco V.I. Government Securities

•	Invesco V.I. International Growth

•	Invesco V.I. Mid Cap Core Equity

•	Invesco Van Kampen V.I. Comstock

•	Invesco Van Kampen V.I. Equity and Income

•	Invesco Van Kampen V.I. Mid Cap Growth

•	Invesco Van Kampen V.I. Value Opportunities (formerly Invesco V.I. Basic Value)

•	Janus Aspen Enterprise

•	Janus Aspen Janus Portfolio

•	Legg Mason ClearBridge Variable Aggressive Growth

•	Legg Mason ClearBridge Variable Small Cap Growth

•	Legg Mason Western Asset Variable Global High Yield Bond

•	MFS® VIT Research International

•	MFS® VIT Total Return

•	MFS® VIT Utilities

•	Morgan Stanley UIF Emerging Markets Equity

•	Neuberger Berman AMT Socially Responsive

•	Oppenheimer Core Bond Fund/VA

•	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

•	PIMCO VIT All Asset

•	PIMCO VIT CommodityRealReturn Strategy

•	PIMCO VIT Emerging Markets Bond

•	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

•	PIMCO VIT Low Duration

•	PIMCO VIT Real Return

•	Royce Capital Fund – Micro-Cap

1	Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See “Closed Subaccounts.”

2
Effective May 1, 2012, the SBL Fund and its respective series will be marketed with the name “Guggenheim.” Although SBL Fund’s legal name will not change, it and its series will be marketed with the name Guggenheim. In addition, certain of the Rydex Variable Trust series will be marketed with the name Guggenheim. These underlying funds were previously marketed as Rydex | SGI.

3
Effective June 1, 2012, the Guggenheim VT Alternative Strategies Allocation Fund will merge into the Guggenheim VT Multi-Hedge Strategies Fund, and the Subaccount investing in the Guggenheim VT Alternative Strategies Fund will merge into the Subaccount investing in the Guggenheim VT Multi-Hedge Strategies Fund.

You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See “The Fixed Account.”

Purchase Payments — Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See “Purchase Payments.”

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Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”

At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.

The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders (provided, however, that you may not select riders with total rider charges in excess of 2.00% for riders elected prior to February 1, 2010) :

•	Annual Stepped Up Death Benefit;

•	Extra Credit at 4%;1

•	Waiver of Withdrawal Charge; or

•	0-Year or 4-Year Alternate Withdrawal Charge.1

1	The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit rider, Extra Credit at 4% rider, and the Alternate Withdrawal Charge rider are available in every state. The Waiver of Withdrawal Charge rider is available in every state except Massachusetts. See the detailed description of each rider under “Optional Riders.”

Please note that any amount that we may pay or make available under any optional rider that is in excess of the Contract Value is subject to our financial strength and claims-paying ability.

      For information on riders that are no longer available for purchase, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

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The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

The amount of the charge will depend on how long your Purchase Payments and/or bonus Credits have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See “Contingent Deferred Sales Charge.”

Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%

D uring the Annuity Period, under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See “Mortality and Expense Risk Charge.”

Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will

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deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. You may not select riders with total rider charges that exceed 2.00% of Contract Value, for riders elected prior to February 1, 2010.

For information on rider charges, please see “Optional Rider Expenses” in the Expense Table.

Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. See “Administration Charge.”

Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See “Account Administration Charge.”

Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0% . The net cost of a loan is the interest rate charged by the Company less the interest rate credited . Thus, the highest net cost of a loan you may be charged is 2.16% , plus the amount of any applicable rider charges.

Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

10

Contacting Security Benefit — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See “Mortality and Expense Risk Charge.”

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%1
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Account Administration Charge	$302
Net Loan Interest Charge3	2.16%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.85%4
Annual Administration Charge	0.15%
Maximum Annual Charge for Optional Riders	2.00%5
Total Separate Account Annual Expenses	3.00%
1    The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.
2    An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
3    The net loan cost equals the difference between the amount of interest the Company charges you for a loan ( which will be no greater than 5.16% plus the total charges for rider s you have selected ) and the amount of interest the Company credits to the Loan Account, which is 3.0% . The highest net cost of a loan is therefore 2.16% , plus the amount of any applicable rider charges.
4    The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.85%; At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
5    If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 2.00% of Contract Value , for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

11

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit1	0.55%
Waiver of Withdrawal Charge	0.05%
Alternate Withdrawal Charge (0-Year)	0.70%
Alternate Withdrawal Charge (4-Year) 2	0.60% 3
Riders Available For Purchase ONLY Prior To February 1, 2010:
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85% 4
Guaranteed Lifetime Withdrawal Benefit (Two Covered Persons)	1.25% 4
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit 5	0.25%
7% Guaranteed Growth Death Benefit 5	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit	0.45% 6
Total Protection	0.85% 7
3% Extra Credit1	0.40%
5% Extra Credit	0.70%
1 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See ”Alternate Withdrawal Charge.”
3 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
4 The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
5 Not available to Texas residents.
6 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix A - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
7 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix A - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

12

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses1	0.65%	2.74%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)2	0.65%	2.65%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2011 , and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2011 .
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2013 .

Examples — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 2.00%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,192	$2,229	$3,165	$5,538
If you do not surrender or you annuitize your Contract	$ 565	$1,699	$2,817	$5,538

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,004	$1,680	$2,277	$3,919
If you do not surrender or you annuitize your Contract	$ 369	$1,122	$1,894	$3,919

13

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century VP Mid Cap Value	2011	$9.13	8.72	446,600
	2010	7.97	9.13	431,222
	2009	6.37	7.97	217,099
	2008	8.76	6.37	265,249
	2007 4	10.00	8.76	65,248
American Century VP Ultra®	2011	10.65	10.35	936,725
	2010	9.55	10.65	969,263
	2009	7.37	9.55	1,267,308
	2008	13.11	7.37	1,145,531
	2007	11.27	13.11	1,344,652
	2006	12.11	11.27	1,295,982
	2005	12.33	12.11	1,119,094
	2004	11.57	12.33	271,402
	2003	10.00	11.57	61,800
American Century VP Value	2011	12.56	12.20	1,747,439
	2010	11.54	12.56	1,708,664
	2009	10.01	11.54	1,625,695
	2008	14.19	10.01	1,865,723
	2007	15.56	14.19	1,785,939
	2006	13.64	15.56	1,543,792
	2005	13.50	13.64	877,541
	2004	12.28	13.50	260,569
	2003	10.00	12.28	33,285
Dreyfus IP Technology Growth	2011	11.95	10.59	765,394
	2010	9.57	11.95	1,221,964
	2009	6.33	9.57	1,147,876
	2008	11.18	6.33	679,065
	2007	10.14	11.18	479,769
	2006	10.12	10.14	130,694
	2005	10.15	10.12	74,365
	2004 1	10.00	10.15	36,497
Dreyfus VIF International Value	2011	10.86	8.50	1,480,239
	2010	10.82	10.86	1,891,144
	2009	8.60	10.82	1,774,623
	2008	14.28	8.60	1,638,415
	2007	14.27	14.28	1,855,787
	2006	12.10	14.27	1,894,749
	2005	11.25	12.10	1,448,082
	2004 1	10.00	11.25	706,250
Franklin Income Securities	2011	9.17	9.04	2,422,900
	2010	8.45	9.17	2,159,783
	2009	6.47	8.45	1,997,967
	2008	9.55	6.47	1,826,647
	2007 4	10.00	9.55	2,297,843

14

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Franklin Mutual Global Discovery Securities (formerly Mutual Global Discovery Securities	2011	8.82	8.25	2,524,853
	2010	8.18	8.82	2,764,205
	2009	6.89	8.18	2,698,458
	2008	10.00	6.89	2,276,826
	2007 4	10.00	10.00	2,557,390
Franklin Small Cap Value Securities	2011	8.72	8.08	468,050
	2010	7.06	8.72	483,850
	2009	5.67	7.06	410,433
	2008	8.79	5.67	478,229
	2007 4	10.00	8.79	177,104
Franklin Templeton VIP Founding Funds Allocation	2011	8.65	8.19	574,741
	2010	8.14	8.65	309,795
	2009	6.50	8.14	430,177
	2008 5	10.00	6.50	82,062
Guggenheim VT All Cap Value (formerly Rydex | SGI VT All Cap Value)	2011	11.65	10.73	3,123,655
	2010	10.37	11.65	3,957,924
	2009	8.09	10.37	4,210,335
	2008	13.65	8.09	5,191,574
	2007	13.78	13.65	5,553,053
	2006	12.04	13.78	4,739,451
	2005	12.05	12.04	3,510,406
	2004	10.93	12.05	1,944,876
	2003	9.06	10.93	1,161,217
	2002	10.87	9.06	803,419
Guggenheim VT All-Asset Aggressive Strategy (formerly Rydex | SGI VT All-Asset Aggressive Strategy)	2011	8.76	8.08	206,508
	2010	8.10	8.76	504,925
	2009	7.10	8.10	641,154
	2008	9.84	7.10	572,056
	2007	10.00	9.84	235,157
Guggenheim VT All-Asset Conservative Strategy (formerly Rydex | SGI VT All-Asset Conservative Strategy)	2011	8.93	8.49	546,395
	2010	8.64	8.93	446,454
	2009	8.53	8.64	510,287
	2008	9.94	8.53	677,990
	2007	10.00	9.94	196,589
Guggenheim VT All-Asset Moderate Strategy (formerly Rydex | SGI VT All-Asset Moderate Strategy)	2011	8.74	8.19	1,020,010
	2010	8.42	8.74	1,036,173
	2009	7.82	8.42	1,268,319
	2008	9.85	7.82	1,576,489
	2007	10.00	9.85	803,268
Guggenheim VT Alpha Opportunity (formerly Rydex | SGI VT Alpha Opportunity)	2011	14.68	14.40	517,550
	2010	12.63	14.68	641,976
	2009	10.09	12.63	778,100
	2008	16.00	10.09	1,142,265
	2007	14.06	16.00	1,423,905
	2006	12.90	14.06	1,090,542
	2005	12.56	12.90	568,440
	2004	11.58	12.56	306,334
	2003	10.00	11.58	68,970

15

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT Alternative Strategies Allocation (formerly Rydex | SGI VT Alternative Strategies Allocation)	2011	7.39	6.90	186,686
	2010	7.72	7.39	343,999
	2009	7.94	7.72	355,521
	2008	10.00	7.94	349,384
Guggenheim VT CLS AdvisorOne Amerigo (formerly Rydex | SGI VT CLS AdvisorOne Amerigo)	2011	9.40	8.39	6,529,784
	2010	8.47	9.40	8,516,806
	2009	6.31	8.47	9,883,611
	2008	11.51	6.31	11,140,926
	2007	10.51	11.51	7,462,337
	2006 2	10.00	10.51	2,280,828
Guggenheim VT CLS AdvisorOne Clermont (formerly Rydex | SGI VT CLS AdvisorOne Clermont)	2011	8.93	8.58	3,696,759
	2010	8.35	8.93	3,437,384
	2009	7.08	8.35	2,805,885
	2008	10.50	7.08	2,047,472
	2007	10.27	10.50	1,228,726
	2006 2	10.00	10.27	617,067
Guggenheim VT High Yield (formerly Rydex | SGI VT High Yield)	2011	29.46	28.37	2,435,875
	2010	26.50	29.46	2,550,527
	2009	15.93	26.50	2,863,552
	2008	23.61	15.93	3,011,778
	2007	24.02	23.61	2,497,382
	2006	22.43	24.02	1,808,474
	2005	22.43	22.43	1,028,882
	2004	20.87	22.43	703,478
	2003	17.80	20.87	627,384
	2002	18.41	17.80	301,751
Guggenheim VT Large Cap Concentrated Growth (formerly Rydex | SGI VT Large Cap Concentrated Growth)	2011	5.67	5.22	1,736,038
	2010	5.05	5.67	1,805,926
	2009	3.93	5.05	2,287,637
	2008	6.48	3.93	2,721,398
	2007	7.18	6.48	3,416,774
	2006	6.93	7.18	3,428,338
	2005	6.44	6.93	631,796
	2004	5.99	6.44	405,968
	2003	5.28	5.99	314,857
	2002	7.47	5.28	185,009
Guggenheim VT Large Cap Core (formerly Rydex | SGI VT Large Cap Core)	2011	5.54	5.12	3,174,369
	2010	4.94	5.54	3,407,604
	2009	3.95	4.94	1,033,381
	2008	6.55	3.95	987,616
	2007	7.15	6.55	858,829
	2006	6.58	7.15	899,214
	2005	6.55	6.58	836,707
	2004	6.30	6.55	810,045
	2003	5.38	6.30	758,144
	2002	7.36	5.38	544,857

16

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT Large Cap Value (formerly Rydex | SGI VT Large Cap Value)	2011	9.16	8.48	3,053,940
	2010	8.18	9.16	3,216,653
	2009	6.72	8.18	3,845,174
	2008	11.10	6.72	4,574,881
	2007	10.89	11.10	5,656,618
	2006	9.27	10.89	2,858,672
	2005	8.70	9.27	1,360,789
	2004	8.16	8.70	1,385,522
	2003	6.57	8.16	931,853
	2002	9.00	6.57	610,851
Guggenheim VT Managed Asset Allocation ( formerly Rydex | SGI VT Managed Asset Allocation)	2011	9.69	9.40	2,171,145
	2010	9.10	9.69	2,901,175
	2009	7.52	9.10	2,968,371
	2008	10.72	7.52	3,305,249
	2007	10.50	10.72	3,255,413
	2006	9.73	10.50	2,164,609
	2005	9.68	9.73	1,580,984
	2004	9.07	9.68	892,862
	2003	7.60	9.07	554,165
	2002	8.74	7.60	252,528
Guggenheim VT Managed Futures Strategy (formerly Rydex | SGI VT Managed Futures Strategy)	2011	8.22	7.23	408,310
	2010	8.85	8.22	391,075
	2009	9.57	8.85	539,901
	2008 6	10.00	9.57	144,831
Guggenheim VT Mid Cap Growth (formerly Rydex | SGI VT Mid Cap Growth)	2011	7.86	7.24	2,038,248
	2010	6.57	7.86	2,380,063
	2009	4.74	6.57	2,746,373
	2008	8.19	4.74	2,609,363
	2007	9.50	8.19	2,787,849
	2006	9.40	9.50	3,258,276
	2005	9.05	9.40	2,519,655
	2004	8.53	9.05	2,056,381
	2003	5.67	8.53	1,569,313
	2002	8.34	5.67	1,093,762
Guggenheim VT Mid Cap Value (formerly Rydex | SGI VT Mid Cap Value)	2011	24.04	21.42	3,051,782
	2010	21.18	24.04	3,562,670
	2009	15.28	21.18	3,977,304
	2008	22.17	15.28	4,622,772
	2007	22.61	22.17	5,160,000
	2006	20.47	22.61	4,861,962
	2005	18.28	20.47	3,156,522
	2004	14.95	18.28	1,847,663
	2003	10.06	14.95	1,135,916
	2002	12.16	10.06	798,428

17

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT Money Market (formerly Rydex | SGI VT Money Market)	2011	8.42	8.07	6,387,468
	2010	8.78	8.42	6,298,985
	2009	9.15	8.78	8,703,122
	2008	9.30	9.15	14,212,905
	2007	9.23	9.30	8,650,714
	2006	9.17	9.23	3,842,379
	2005	9.27	9.17	1,381,933
	2004	9.56	9.27	909,010
	2003	9.87	9.56	1,177,714
	2002	10.13	9.87	982,287
Guggenheim VT MSCI EAFE Equal Weight (formerly Rydex | SGI VT MSCI EAFE Equal Weight)	2011	9.13	7.40	3,552,125
	2010	8.19	9.13	4,560,282
	2009	7.10	8.19	5,406,096
	2008	11.97	7.10	6,230,166
	2007	11.41	11.97	7,055,806
	2006	10.10	11.41	5,808,728
	2005	9.23	10.10	3,895,080
	2004	8.07	9.23	2,679,337
	2003	5.84	8.07	2,234,390
	2002	7.84	5.84	900,881
Guggenheim VT Multi-Hedge Strategies (formerly Rydex | SGI VT Multi-Hedge Strategies)	2011	7.27	7.23	501,230
	2010	7.10	7.27	561,991
	2009	7.63	7.10	698,927
	2008	9.74	7.63	500,182
	2007	10.00	9.74	248,338
Guggenheim VT Small Cap Growth (formerly Rydex | SGI VT Small Cap Growth)	2011	5.75	5.43	1,364,838
	2010	4.59	5.75	1,606,407
	2009	3.52	4.59	1,631,523
	2008	6.93	3.52	1,834,176
	2007	6.81	6.93	2,378,940
	2006	6.73	6.81	2,451,178
	2005	6.49	6.73	1,834,999
	2004	5.75	6.49	1,453,650
	2003	3.82	5.75	1,037,908
	2002	5.40	3.82	652,170
Guggenheim VT Small Cap Value (formerly Rydex | SGI VT Small Cap Value)	2011	24.80	22.79	1,468,656
	2010	21.12	24.80	1,664,029
	2009	14.06	21.12	1,798,610
	2008	23.77	14.06	1,956,814
	2007	22.39	23.77	2,283,020
	2006	20.49	22.39	1,915,706
	2005	18.58	20.49	1,350,837
	2004	16.02	18.58	757,314
	2003	11.03	16.02	506,024
	2002	12.30	11.03	319,542

18

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT U.S. Intermediate Bond (formerly Rydex | SGI VT U.S. Intermediate Bond)	2011	10.39	10.53	4,063,052
	2010	10.17	10.39	3,891,629
	2009	9.74	10.17	4,122,847
	2008	11.08	9.74	2,818,981
	2007	11.17	11.08	3,074,940
	2006	11.18	11.17	3,084,496
	2005	11.39	11.18	2,650,198
	2004	11.39	11.39	1,781,038
	2003	11.46	11.39	1,281,255
	2002	10.89	11.46	1,143,363
Guggenheim VT U.S. Long Short Momentum (formerly Rydex | SGI VT U.S. Long Short Momentum)	2011	13.60	12.24	806,512
	2010	12.69	13.60	938,404
	2009	10.35	12.69	1,238,967
	2008	18.13	10.35	1,701,155
	2007	15.34	18.13	1,625,367
	2006	14.30	15.34	1,028,331
	2005	13.05	14.30	473,402
	2004	12.24	13.05	217,441
	2003	10.00	12.24	91,053
Invesco V.I. Global Health Care	2011	11.76	11.78	581,792
	2010	11.60	11.76	538,863
	2009	9.43	11.60	775,834
	2008	13.72	9.43	817,220
	2007	12.74	13.72	509,166
	2006	12.56	12.74	330,130
	2005	12.06	12.56	172,405
	2004	11.64	12.06	116,719
	2003	10.00	11.64	32,710
Invesco V.I. Global Real Estate	2011	17.72	15.96	999,208
	2010	15.65	17.72	1,119,216
	2009	12.35	15.65	1,133,602
	2008	23.17	12.35	1,271,449
	2007	25.47	23.17	1,336,969
	2006	18.54	25.47	1,443,163
	2005	16.85	18.54	849,659
	2004	12.81	16.85	460,520
	2003	10.00	12.81	111,342
Invesco V.I. Government Securities	2011	9.94	10.31	5,260,253
Invesco V.I. International Growth	2011	14.42	12.92	2,273,454
	2010	13.30	14.42	2,337,564
	2009	10.23	13.30	2,878,412
	2008	17.87	10.23	2,737,717
	2007	16.21	17.87	3,263,735
	2006	13.16	16.21	2,335,721
	2005	11.61	13.16	584,632
	2004 1	10.00	11.61	121,624

19

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco V.I. Mid Cap Core Equity	2011	14.68	13.22	712,699
	2010	13.40	14.68	759,375
	2009	10.71	13.40	870,448
	2008	15.59	10.71	882,417
	2007	14.82	15.59	606,376
	2006	13.86	14.82	290,337
	2005	13.41	13.86	231,774
	2004	12.26	13.41	110,873
	2003	10.00	12.26	33,968
Invesco Van Kampen V.I. Comstock	2011	8.77	8.27	1,299,362
	2010	7.87	8.77	1,107,128
	2009	6.36	7.87	1,102,260
	2008	10.29	6.36	1,291,516
	2007	10.94	10.29	1,294,107
	2006 2	10.00	10.94	440,279
Invesco Van Kampen V.I. Equity and Income	2011	10.12	9.62	1,209,176
	2010	9.38	10.12	1,336,065
	2009	7.95	9.38	1,638,561
	2008	10.68	7.95	1,725,049
	2007	10.73	10.68	1,895,535
	2006 2	10.00	10.73	795,678
Invesco Van Kampen V.I. Mid Cap Growth 7	2011	8.93	7.96	416,853
	2010	7.82	8.93	544,426
	2009	5.72	7.82	633,842
	2008	11.23	5.72	851,741
	2007	10.55	11.23	979,487
	2006 2	10.00	10.55	366,210
Invesco Van Kampen V.I. Value Opportunities (formerly Invesco V.I. Basic Value)	2011	9.99	9.30	359,326
	2010	9.70	9.99	534,553
	2009	6.82	9.70	784,923
	2008	14.71	6.82	511,723
	2007	15.07	14.71	690,276
	2006	13.85	15.07	631,977
	2005	13.64	13.85	408,342
	2004	12.77	13.64	317,491
	2003	10.00	12.77	82,779
Janus Aspen Enterprise	2011	9.74	9.23	2,074,971
	2010	8.06	9.74	2,435,869
	2009	5.79	8.06	2,282,077
	2008	10.71	5.79	2,489,134
	20074	10.00	10.71	3,589,215
Janus Aspen Janus Portfolio	2011	8.59	7.81	1,573,680
	2010	7.80	8.59	1,791,454
	2009	5.96	7.80	2,457,922
	2008	10.28	5.96	2,625,949
	2007 4	10.00	10.28	1,005,517

20

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Legg Mason ClearBridge Variable Aggressive Growth	2011	8.92	8.78	1,564,947
	2010	7.43	8.92	2,625,368
	2009	5.75	7.43	2,001,388
	2008	10.04	5.75	2,277,332
	2007	10.39	10.04	1,166,382
	2006 2	10.00	10.39	781,952
Legg Mason ClearBridge Variable Small Cap Growth	2011	9.98	9.75	505,646
	2010	8.28	9.98	436,301
	2009	6.02	8.28	440,544
	2008	10.54	6.02	683,553
	2007	9.96	10.54	128,684
	2006 2	10.00	9.96	19,494
Legg Mason Western Asset Variable Global High Yield Bond	2011	10.29	10.03	699,249
	2010	9.31	10.29	576,178
	2009	6.24	9.31	386,962
	2008	9.38	6.24	133,888
	2007 4	10.00	9.38	54,439
MFS® VIT Research International	2011	9.10	7.80	477,862
	2010	8.55	9.10	967,717
	2009	6.80	8.55	1,116,789
	2008	12.28	6.80	1,638,751
	2007	11.34	12.28	1,631,567
	2006 2	10.00	11.34	792,621
MFS® VIT Total Return	2011	9.54	9.34	3,743,677
	2010	9.04	9.54	4,317,116
	2009	7.97	9.04	4,846,698
	2008	10.65	7.97	4,787,201
	2007	10.64	10.65	3,715,419
	2006 2	10.00	10.64	3,213,939
MFS® VIT Utilities	2011	12.70	13.03	2,056,867
	2010	11.61	12.70	2,031,308
	2009	9.07	11.61	2,237,966
	2008	15.15	9.07	2,297,609
	2007	12.33	15.15	2,670,849
	2006 2	10.00	12.33	914,818
Morgan Stanley UIF Emerging Markets Equity	2011	9.92	7.81	1,182,260
	2010	8.66	9.92	1,647,665
	2009	5.28	8.66	1,877,172
	2008	12.68	5.28	1,205,324
	2007 4	10.00	12.68	988,886
Neuberger Berman AMT Socially Responsive	2011	14.69	13.70	752,026
	2010	12.42	14.69	656,048
	2009	9.82	12.42	413,731
	2008	16.83	9.82	406,713
	2007	16.28	16.83	350,641
	2006 3	10.00	16.28	184,584

21

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Oppenheimer Core Bond Fund/VA	2011	6.59	6.85	2,122,464
	2010	6.15	6.59	1,665,254
	2009	5.86	6.15	1,763,138
	2008	9.98	5.86	3,670,686
	2007 4	10.00	9.98	1,678,227
Oppenheimer Main Street Small- & Mid-Cap Fund®/VA	2011	16.13	15.17	449,076
	2010	13.61	16.13	538,752
	2009	10.32	13.61	527,901
	2008	17.28	10.32	602,452
	2007	18.20	17.28	722,144
	2006	16.48	18.20	592,722
	2005	13.59	16.48	313,521
	2004	13.58	13.59	154,844
	2003	10.00	13.58	34,851
PIMCO VIT All Asset	2011	12.91	12.68	1,955,231
	2010	11.85	12.91	2,151,576
	2009	10.12	11.85	1,826,459
	2008	12.49	10.12	1,761,722
	2007	11.97	12.49	1,439,331
	2006	11.87	11.97	1,264,392
	2005	11.60	11.87	883,668
	2004	10.81	11.60	389,040
	2003	10.00	10.81	91,895
PIMCO VIT CommodityRealReturn Strategy	2011	10.70	9.53	1,041,016
	2010	8.92	10.70	1,395,327
	2009	6.54	8.92	1,255,528
	2008	12.09	6.54	954,459
	2007	10.18	12.09	453,091
	2006 2	10.00	10.18	153,470
PIMCO VIT Emerging Markets Bond	2011	11.13	11.39	640,117
	2010	10.32	11.13	664,046
	2009	8.21	10.32	493,201
	2008	9.99	8.21	325,524
	2007 4	10.00	9.99	95,557
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	2011	10.88	11.18	1,879,414
	2010	10.41	10.88	2,089,534
	2009	9.35	10.41	1,974,581
	2008	9.94	9.35	2,187,563
	2007	9.96	9.94	1,403,874
	2006 2	10.00	9.96	677,587
PIMCO VIT Low Duration	2011	10.31	10.04	4,012,485
	2010	10.17	10.31	4,306,160
	2009	9.32	10.17	3,581,524
	2008	9.72	9.32	3,252,805
	2007	9.40	9.72	2,411,950
	2006	9.38	9.40	2,354,587
	2005	9.64	9.38	1,644,739
	2004	9.83	9.64	1,136,486
	2003	10.00	9.83	778,084

22

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
PIMCO VIT Real Return	2011	11.78	12.67	6,343,822
	2010	11.32	11.78	5,856,757
	2009	9.93	11.32	6,032,661
	2008	11.09	9.93	6,385,955
	2007	10.41	11.09	5,381,914
	2006	10.72	10.41	4,477,341
	2005	10.91	10.72	3,581,337
	2004	10.40	10.91	1,308,272
	2003	10.00	10.40	394,954
Royce Capital Fund – Micro-Cap	2011	11.20	9.48	1,571,860
	2010	8.95	11.20	1,974,799
	2009	5.88	8.95	1,517,342
	2008	10.75	5.88	1,481,881
	2007	10.74	10.75	1,568,397
	2006 2	10.00	10.74	574,640
1 For the period April 29, 2004 (date of inception) through December 31, 2004.
2 For the period March 13, 2006 (date of inception) through December 31, 2006.
3 For the period May 1, 2006 (the date first publicly offered) through December 31, 2006.
4 For the period May 1, 2007 (the date first publicly offered) through December 31, 2007.
5 For the period May 1, 2008 (the date first publicly offered) through December 31, 2008.
6 For the period November 17, 2008 (the date first publicly offered) through December 31, 2008.
7 Effective April 27, 2012, Invesco V.I. Capital Development merged into Invesco Van Kampen V.I. Mid Cap Growth. The values in the table for the period prior to the merger reflect investment in Invesco V.I. Capital Development.

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services and industrial distribution.

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2011 , the Company had total assets of approximately $ 10.7 billion.

Please note that the Company’s audited 2009 financial statements, prepared according to U.S. generally accepted accounting principles (GAAP), have been restated to correct an error in the recognition of the deferred income tax impact related to the other-than-temporary investment impairments, as discussed in Note 1 to the financial statements that appear in the Statement of Additional Information (“SAI”). The effect of the adjustment was a decrease in other comprehensive income and deferred income tax assets of $28,727,000 as of December 31, 2009. Accordingly, other comprehensive income and deferred income tax assets in the Company’s audited GAAP financial statements that appeared in the May 1, 2010 SAI were overstated by this amount.

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance

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Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Substitution of Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the

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prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

12b-1 Fees. The Company and/or its subsidiary, Security Distributors, Inc. (“SDI”), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

25

Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

The Contract is available for purchase by an individual as a non-tax qualified retirement plan (“Non-Qualified Plan”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income

26

benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims–paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders  (provided, however, that you may not select riders with total rider charges in excess of 2.00% for riders elected prior to February 1, 2010 ) :

•	Annual Stepped Up Death Benefit;

•	Extra Credit at 4%;1

•	Waiver of Withdrawal Charge; or

•	0-Year or 4-Year Alternate Withdrawal Charge.1

1	The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit rider, Extra Credit at 4% rider, and the Alternate Withdrawal Charge rider are available in every state. The Waiver of Withdrawal Charge rider is available in every state except Massachusetts. See the detailed description of each rider below.

      For information on riders that are no longer available for purchase, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

Annual Stepped Up Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

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1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals (including systematic withdrawals) and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

•	The highest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.

This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”

Extra Credit — This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See “Automatic Bonus Credit.”

This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider’s date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the Free Withdrawal Amount, by

2.	Contract Value immediately prior to the withdrawal.

The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first

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Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.

The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.

Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers’ current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.

Waiver of Withdrawal Charge — This rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.

The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

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The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.

The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

Alternate Withdrawal Charge — This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See “Extra Credit.

Riders Available for Purchase Only Prior to February 1, 2010 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix A – Riders Available For Purchase Only Prior To February 1, 2010 for descriptions of these riders.

Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly

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credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative’s broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.

      If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.

Automatic Bonus Credit — During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.

The Bonus Credit, which is added to Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applies the Bonus Credit to Contract Value at the time the Purchase Payment is effective, and any Bonus Credit is allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.

The Bonus Credit is subject to any applicable withdrawal charge. There is no charge for this rider.

Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available

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allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.

You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”

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Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”

You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Guggenheim VT CLS AdvisorOne Amerigo, Guggenheim VT CLS AdvisorOne Clermont, and Guggenheim VT Money Market Subaccounts. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio

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management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

•	the total dollar amount being transferred;

•	the number of transfers you made within a period of calendar days ;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.

If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. We included transfers made during the 30, 60, or 90 day period prior to May 1, 2012 when enforcing this policy. For example, if you transferred money out of the Guggenheim VT Mid Cap Value subaccount on April 16, 2012, the 30 day restriction began on April 17, 2012 and ended on May 16, 2012, which means you could transfer back into the Guggenheim VT Mid Cap Value Subaccount on May 17, 2012. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

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Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Mid Cap Value, American Century VP Ultra ® , American Century VP Value	30 days
Dreyfus IP Technology Growth, Dreyfus VIF International Value	60 Days
Franklin Income Securities, Franklin Small Cap Value Securities, Franklin Templeton VIP Founding Funds Allocation, Franklin Mutual Global Discovery Securities	30 days
Guggenheim VT All Cap Value, Guggenheim VT All-Asset Aggressive Strategy, Guggenheim VT All-Asset Conservative Strategy, Guggenheim VT All-Asset Moderate Strategy, Guggenheim VT High Yield, Guggenheim VT Large Cap Concentrated Growth, Guggenheim VT Large Cap Core, Guggenheim VT Large Cap Value, Guggenheim VT Managed Asset Allocation, Guggenheim VT Managed Futures Strategy, Guggenheim VT Mid Cap Growth, Guggenheim VT Mid Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT Multi-Hedge Strategies, Guggenheim VT Small Cap Growth, Guggenheim   VT Small Cap Value, Guggenheim VT U.S. Intermediate Bond, Guggenheim VT U.S. Long Short Momentum,
30 days
Guggenheim VT CLS AdvisorOne Amerigo, Guggenheim VT CLS AdvisorOne Clermont, Guggenheim VT Money Market	Unlimited
Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities; Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco Van Kampen V.I. Comstock; Invesco Van Kampen V.I. Equity and Income, Invesco Van Kampen V.I. Mid Cap Growth, Invesco Van Kampen V.I. Value Opportunities
30 days
Janus Aspen Enterprise, Janus Aspen Janus Portfolio	30 days
Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth, Legg Mason Western Asset Variable Global High Yield Bond	30 days
MFS ® VIT Research International, MFS ® VIT Total Return, MFS ® VIT Utilities	30 days
Morgan Stanley UIF Emerging Markets Equity	30 days
Neuberger Berman AMT Socially Responsive	30 days
Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small- & Mid-Cap Fund ® /VA	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Capital Fund – Micro-Cap	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit

35

further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions . For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

The Company does not limit or restrict transfers to or from the Guggenheim VT CLS AdvisorOne Amerigo, Guggenheim VT CLS AdvisorOne Clermont, or Guggenheim VT Money Market Subaccounts. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

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Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value — Your Contract Value will vary to a degree that depends upon several factors, including

•	Investment performance of the Subaccounts to which you have allocated Contract Value,

•	Interest credited to the Fixed Account,

•	Payment of Purchase Payments,

•	The amount of any outstanding Contract Debt,

•	Full and partial withdrawals (including systematic withdrawals), and

•	Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.

The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your

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Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment . The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be

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reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”

If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero .

The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may

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be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.” If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we will not automatically cancel any existing systematic withdrawals that you have established. Since “Excess Withdrawals” may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

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If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider above, as well as the discussion of Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

Distribution Requirements — For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining

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unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include the Bonus Credits for purposes of assessing the withdrawal charge. As such, the Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits.

The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are

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not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%

D uring the Annuity Period, under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.

Account Administration Charge — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the

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right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0% . T he net cost of a loan is the interest rate charged by the Company less the interest rate credited . Thus, the highest net cost of a loan you may be charged is 2.16% , plus the amount of any applicable rider charges.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

Optional Rider Charges —In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.

The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Guaranteed Lifetime Withdrawal Benefit Rider is deducted until the earlier of termination of the rider or the date the Contract Value is reduced to zero. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. (You may not select riders with total charges in excess of 2.00% of Contract Value, for riders elected prior to February 1, 2010.)

As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit1	0.55%
Waiver of Withdrawal Charge	0.05%
Alternate Withdrawal Charge (0-Year)	0.70%
Alternate Withdrawal Charge (4-Year) 2	0.60%3
Riders Available For Purchase ONLY Prior To February 1, 2010:
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85%4
Guaranteed Lifetime Withdrawal Benefit (Two Covered Person)	1.25%4
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%

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Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit 5	0.25%
7% Guaranteed Growth Death Benefit 5	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit	0.45%6
Total Protection	0.85%6
3% Extra Credit1	0.40%
5% Extra Credit 1	0.70%
1     The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2     If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See ”Alternate Withdrawal Charge.”
3     The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
4     The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
5     Not available to Texas residents.
6     The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
7     The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

Guarantee of Certain Charges — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

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Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms—either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually , for the variable annuity . In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.

Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

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If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. However, the Owner cannot take systematic withdrawals. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.

An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

If you have purchased the Guaranteed Lifetime Withdrawal Benefit Rider and your Contract Value is greater than zero on the Annuity Start Date, then instead of receiving the Annuity Payments described above, you may elect to receive annual Annuity Payments equal to the Annual Amount under the Rider as of the Annuity Start Date. If you choose to do so, then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

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Option 4 —

A.      Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

B.      Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the

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assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant.

The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.

The Fixed Account

The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5% or the Guaranteed Lifetime Withdrawal Benefit Rider. See Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.)

If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities

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Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.

Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”

If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

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DCA Plus Account — The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company’s Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted

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each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”

If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”

Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”

Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

If, pursuant to SEC rules, the Guggenheim VT Money Market Fund suspends payments of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Guggenheim VT Money Market Subaccount until the Fund is liquidated.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.

When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account,” which is an account within

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the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account. The Owner’s Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See “The Fixed Account” to determine its availability.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.36% (5.16% + 0.20%) . Because the Contract Value maintained in the Loan Account (which will earn 3.0% on an annual basis ) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the interest rate credited . Thus, the highest net cost of a loan you may be charged is 2.16% , plus the amount of any applicable rider charges.

Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

You should consult with your tax adviser on the effect of a loan.

If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, you were required to repay any outstanding loan before we issued the Rider, and you may not take a new loan while the Rider is in effect.

Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

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Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”

Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.

Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.

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Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract. In addition, as provided in IRS regulations, we inform you that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

Tax Status of the Company and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those

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described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.

Income Taxation of Annuities in General—Non-Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

Surrenders or Withdrawals on or after the Annuity Start Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.

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Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Additional Considerations —

Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.

Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates

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or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.

The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½ or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

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If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.

A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.

Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

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Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”

Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.

IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $5,000.

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ( $ 92,000 for a married couple filing a joint return and $58,000 for a single taxpayer in 2012 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $173,000 and $183,000 . Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 70½—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.

Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $110,000 to $125,000 in adjusted gross income ( $173,000 to $183,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right

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to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the amount must be distributed by the end of the fifth full calendar year after death of the contract owner.

Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.

If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”

Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

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The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Tax Considerations —

Federal Estate Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts . Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish

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the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Closed Subaccount  — Effective October 3, 2008, the Guggenheim VT Alpha Opportunity Subaccount is not available for the allocation of Purchase Payments or the transfer of Contract Value until further notice. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively   referred to as “Automatic Investment Program”). If you had Contract Value in the Guggenheim VT Alpha Opportunity Subaccount on October 3, 2008, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the Subaccount.

In the event that we receive a request on or after October 3, 2008 to allocate to the Guggenheim VT Alpha Opportunity Subaccount, we currently anticipate we will handle those transactions as follows:

New Applications. If we receive an application for a Contract with an allocation to the Guggenheim VT Alpha Opportunity Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to the Guggenheim VT Alpha Opportunity Subaccount, we will allocate the applicable portion of the payment to the Guggenheim VT Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you had in effect an automatic allocation to the Guggenheim VT Alpha Opportunity Subaccount pursuant to an Automatic Investment Program, those automatic transactions were terminated effective as of the close of business on October 3, 2008. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Guggenheim VT Alpha Opportunity Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Guggenheim VT Alpha Opportunity Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

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Substitution of Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automa-

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tically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations — The Prospectus and Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company’s Administrative Office.

Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. (“SDI”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDI’s ability to perform its contract with the Separate Account.

Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2011, 2010, and 2009,

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the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $4,667,861.92, $6,381,417.45, and $8,803,783.32, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.

The following list sets forth the names of Selling Broker-Dealers that received additional compensation from the Company in 2011 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): OFG Financial Services, Inc., PlanMember Securities Corporation, TransAmerica Financial Advisors, Cambridge Investment, Silver Oak Securities, Inc., KMS Financial Services, Inc., Legend Equities Corporation, Lincoln Investment Planning, Inc., Northern Lights Distributors, LLC, Geneos Wealth Management, Inc., GWN Securities, Inc.

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The

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payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Guggenheim VT Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Guggenheim VT Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Guggenheim VT Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Guggenheim VT Money Market Subaccount yields may also become extremely low and possibly negative.

For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield of the Guggenheim VT Money Market Subaccount and total returns of the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s

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principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010 , and for each of the three years in the period ended December 31, 2011 , and the financial statements of Variable Annuity Account XIV – SecureDesigns Variable Annuity at December 31, 2011 , and for each of the specified periods ended December 31, 2011 and 2010 , are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for the SecureDesigns Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY

Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

Section 403(b)

Roth 403(b)

Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.

Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century VP Mid Cap Value	II	The investment seeks long-term capital growth; income is a secondary objective.	American Century Investment Mgmt, Inc.
American Century VP Ultra ®	II	The investment seeks long-term capital growth.	American Century Investment Mgmt, Inc.
American Century VP Value	II	The investment seeks long-term capital growth; income is a secondary objective.	American Century Investment Mgmt, Inc.
Dreyfus IP Technology Growth	Service	Seeks capital appreciation.	The Dreyfus Corporation
Dreyfus VIF International Value	Service	Seeks long-term capital growth.	The Dreyfus Corporation

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Franklin Income Securities	2	The investment seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery Securities	2	The investment seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value Securities	2	The investment seeks long-term total return.	Franklin Advisory Services, LLC
Franklin Templeton VIP Founding Funds Allocation	Class 4	The investment seeks capital appreciation; income is a secondary goal.	Franklin Templeton Services, LLC
Guggenheim VT All Cap Value		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT All-Asset Aggressive Strategy		Seeks growth of capital.	Guggenheim Investments
Guggenheim VT All-Asset Conservative Strategy		Seeks preservation of capital and, secondarily long-term growth of capital.	Guggenheim Investments
Guggenheim VT All-Asset Moderate Strategy		Seeks to primarily provide growth of capital and, secondarily, preservation of capital.	Guggenheim Investments
Guggenheim VT Alpha Opportunity		Seeks long-term growth of capital.	Guggenheim Investments	Mainstream Investment Advisers LLC
Guggenheim VT CLS AdvisorOne Amerigo		Seeks long-term growth of capital without regard to current income.	Guggenheim Investments	Clarke Lanzen Skalla Inv Firm Inc (NV)
Guggenheim VT CLS AdvisorOne Clermont		Seeks a combination of current income and growth of capital.	Guggenheim Investments	Clarke Lanzen Skalla Inv Firm Inc (NV)
Guggenheim VT High Yield		Seeks high current income; capital appreciation is secondary.	Guggenheim Investments
Guggenheim VT Large Cap Concentrated Growth		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Large Cap Core		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Large Cap Value		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Managed Asset Allocation		Seeks a high level of total return.	Guggenheim Investments
Guggenheim VT Managed Futures Strategy		Seeks to achieve positive absolute returns.	Guggenheim Investments
Guggenheim VT Mid Cap Growth		Seeks capital appreciation.	Guggenheim Investments
Guggenheim VT Mid Cap Value		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Money Market		Seeks to provide a high level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.	Guggenheim Investments

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Guggenheim VT MSCI EAFE Equal Weight		Seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index.	Guggenheim Investments
Guggenheim VT Multi-Hedge Strategies		Seeks long-term capital appreciation with less risk than traditional equity funds.	Guggenheim Investments
Guggenheim VT Small Cap Growth		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Small Cap Value		Seeks long term capital appreciation.	Guggenheim Investments
Guggenheim VT U.S. Intermediate Bond		Seeks to provide current income.	Guggenheim Investments
Guggenheim VT U.S. Long Short Momentum		Seeks long-term capital appreciation.	Guggenheim Investments
Invesco V.I. Global Health Care	Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Total return through growth of capital and current income	Invesco Advisers, Inc.	Invesco Asset Management Limited
Invesco V.I. Government Securities	Series II	Total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Comstock	Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Equity and Income	Series II	Seeks both capital appreciation and current income.	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Mid Cap Growth	Series II	Seeks capital growth.	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Value Opportunities	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Janus Aspen Enterprise	Service	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Janus Portfolio	Service	Seeks long-term growth of capital.	Janus Capital Management LLC
Legg Mason ClearBridge Variable Aggressive Growth	Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Legg Mason ClearBridge Variable Small Cap Growth	Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Legg Mason Western Asset Variable Global High Yield Bond	II	Seeks to maximize total return, consistent with the preservation of capital.	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Pte. Ltd.

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
MFS ® VIT Research International	Service	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS ® VIT Total Return	Service	Seeks total return.	Massachusetts Financial Services Company
MFS ® VIT Utilities	Service	Seeks total return.	Massachusetts Financial Services Company
Morgan Stanley UIF Emerging Markets Equity	II	The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc	Morgan Stanley Investment Management Company; Morgan Stanley Investment Management Limited
Neuberger Berman AMT Socially Responsive	S	Seeks long-term growth of capital.	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Core Bond Fund/VA	Service	Seeks a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.	OppenheimerFunds, Inc.
Oppenheimer Main Street Small- & Mid-Cap Fund ® /VA	Service	Seeks capital appreciation.	OppenheimerFunds, Inc.
PIMCO VIT All Asset	Administrative	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Seeks maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Emerging Markets Bond	Advisor	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Low Duration	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
Royce Capital Fund – Micro-Cap		Seeks long-term growth of capital.	Royce & Associates, LLC

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APPENDIX A

Riders Available for Purchase Only Prior to February 1, 2010

Guaranteed Lifetime Withdrawal Benefit Rider (This rider was available for purchase ONLY prior to February 1, 2010) — The Guaranteed Lifetime Withdrawal Benefit Rider (the “GLWB Rider”) is designed for Owners who are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money they can withdraw under the Contract for retirement income or other long-term purposes. Subject to certain conditions and restrictions, the GLWB Rider guarantees that you will be able to withdraw a specified amount each Contract Year during your lifetime (and your spouse’s lifetime, if you so designate)—even if your Contract Value is reduced to zero.

The GLWB Rider does not guarantee Contract Value or the performance of any investment option or asset allocation model.

GLWB Rider Definitions.

Annual Amount: the maximum amount that you may withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.

Benefit Base: an amount we refer to when determining your Annual Amount. Your Benefit Base is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.

Benefit Step-up Base: under this calculation of the Benefit Base, we will “lock in” to the Benefit Base your highest Contract Value on each Contract Anniversary following the Rider Start Date. We also will adjust this amount by any Purchase Payments and Excess Withdrawals.

Benefit Roll-up Base: under this calculation of the Benefit Base, we will increase your Benefit Base by the Growth Factor on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). We also will adjust this amount by any Purchase Payments and Excess Withdrawals.

Benefit Percentage: a percentage we multiply by your current Benefit Base to determine your Annual Amount.

Excess Withdrawals: cumulative withdrawals you make in any Contract Year that exceed your Annual Amount.

GLWB Rider Charge: an amount we deduct monthly from your Contract Value if you elected the GLWB Rider.

Growth Factor: an amount by which we will increase your Benefit Roll-up Base on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance).

Non-Excess Withdrawals: cumulative withdrawals you make in any Contract Year that do not exceed your Annual Amount.

RIA Annual Withdrawal Allowance: subject to certain conditions, withdrawals made to pay fees to a registered investment adviser that we do not consider as withdrawals when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base.

Rider Start Date: the date the GLWB Rider was added to your Contract.

2% Inflation Adjustment: an amount by which we will increase the Benefit Percentage on each Contract Anniversary following the date you make a withdrawal under the GLWB Rider (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), so long as your entire Contract Value has been invested in accordance with a specified asset allocation model.

Important Considerations if You Purchased the GLWB Rider.

•
The Fixed Account is not available if you purchased the GLWB Rider. In addition, we reserve the right to restrict subsequent Purchase Payments. See “Investment Option Restrictions” and “Restrictions on Purchase Payments” below.

•	Any withdrawals you make that exceed the Annual Amount) may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider.

•
We will deduct a monthly GLWB Rider charge from your Contract Value if you elected the GLWB Rider. We will assess this charge even if your only withdrawals are Non-Excess Withdrawals and even if you never make a withdrawal. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates for any reason.

•
Adding the GLWB Rider will not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Purchasing the GLWB Rider” below.

•
If you add, remove, or change an Owner under your Contract (including total or partial change incident to a divorce), then the GLWB Rider will terminate. See “Covered Persons, Owners, and Spouses” below.

•	You must have repaid any outstanding Contract loan before we issued the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect. See “Contract Loans” below.

•	You cannot cancel the GLWB Rider once it is issued.

•	Any amount that we may pay under the GLWB Rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

•
If you elected the GLWB Rider, you were not permitted to elect the Guaranteed Minimum Withdrawal Benefit Rider, the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.

•	Certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider.

You should not have purchased the GLWB Rider if:

•	You expected to take Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the GLWB Rider; or

•	You were primarily interested in maximizing the Contract’s potential for long-term accumulation rather than ensuring a stream of income for life; or

•
You did not consult a tax adviser before purchasing the GLWB Rider with any Qualified Contract, as certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider; or

•
If you intended to take Excess Withdrawals, as any withdrawals you make that exceed the Annual Amount may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider (see “Non-Excess and Excess Withdrawals” below); or

•	You did not consult your registered representative to discuss whether the GLWB Rider suits your needs; or

•	You did not expect to take Non-Excess Withdrawals ever or for a significant period of time.

Purchasing the GLWB Rider. You could only purchase the GLWB Rider if the attained age of the Covered Person (and the Joint Covered Person, if the Rider is issued on a joint life basis) was at least 55 but no older than 80. Except under the circumstances set forth below, an Owner must be a natural person. See “Covered Persons, Owners, and Spouses.”

Electing the GLWB Rider after the Contract Date did not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted.

Important Consideration. When you purchased the GLWB Rider may have a significant impact on the value of your Benefit Base. For example, there were certain advantages to purchasing the GLWB Rider early. We begin “locking in” your highest Contract Value when calculating the Benefit Step-up Base on every Contract Anniversary following the Rider Start Date. Thus, the earlier you purchased the GLWB Rider, the longer the period of time during which your Benefit Base may increase due to favorable Subaccount performance. You also have an opportunity for your Benefit Base to increase by the Growth Factor utilized in our calculation of the Benefit Roll-up Base. Contract values occurring prior to the Rider Start Date do not affect the Benefit Base.

On the other hand, if you purchased the GLWB Rider too early and do not begin taking Non-Excess Withdrawals for a period of time, you may pay the GLWB Rider Charge for a longer period than is necessary. You also must comply with other Rider restrictions, such as prohibitions on changing Owners, taking Contract loans, and allocating Purchase Payments and Contract Value to the Fixed Account.

Covered Persons, Owners, and Spouses.

Covered Person. The Covered Person is the person during whose life we will make available the Annual Amount. If the Contract is owned by a single natural person, then the Covered Person must be the Owner. If the Contract is owned by a non-natural person, then the Covered Person must be the Annuitant.

•
Under the GLWB Rider, the Owner must be a natural person unless: (1) the Contract is owned by a trust (or other entity as agent for a natural person), (2) the Rider is issued with only one Covered Person, (3) only one Annuitant is named in the Contract; and (4) the Annuitant is the Covered Person.

The Covered Person cannot be changed after we issue the Rider.

Joint Covered Person. The Joint Covered Person is the person during whose life, in conjunction with the life of the Covered Person, we will make available the Annual Amount. If there are Joint Owners under the Contract, then the Joint Covered Person must be the Joint Owner.

Note:
Please remember that we impose a higher GLWB Rider Charge if there is a Joint Covered Person under the GLWB Rider. We do so because we are obligated to make the Annual Amount available for withdrawals over the lives of two individuals (so long as all of the Rider’s conditions are met).

The Joint Covered Person must be the spouse of the Covered Person on the Rider Start Date. If there is one Owner under the Contract, the Joint Covered Person also must be the sole Designated Beneficiary under the Contract prior to annuitization. If there are Joint Owners under the Contract, the Covered Person and Joint Covered Person must be the only Designated Beneficiaries under the Contract prior to annuitization.

We will make the Annual Amount available until the later of the death of the Covered Person or the death of the Joint Covered Person, provided that (a) there is no change in the status of the Joint Covered Person as the spouse of the Covered Person, and (b) there is no change in the status of the Joint Covered Person as the sole Designated Beneficiary prior to annuitization (if there is one Contract Owner) or of the Covered Person and Joint Covered Person as the only Designated Beneficiaries prior to annuitization (if there are two Contract Owners).

Note:
If the status of either (or both) of these designations changes due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person. This means that we will not make the Annual Amount available after the death of the Covered Person, even if the Joint Covered Person is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.

After the Rider Start Date, the Joint Covered Person cannot be changed, even if the Covered Person has a new spouse, nor can a Joint Covered Person be added.

Joint Owners. If the GLWB Rider is elected, the Contract must be owned individually (i.e., there must be only one Owner), unless:

1.	there is only one Joint Owner,

2.	the Joint Owner is the spouse of the Owner, and

3.	prior to annuitization, the only Designated Beneficiaries under the Contract are the Owner and Joint Owner.

Note:
If the Owner and Joint Owner cease to be the spouse of each other due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person (i.e., the Owner). This means that we will not make the Annual Amount available after the death of the Covered Person, even if the Joint Covered Person (i.e., the Joint Owner) is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.

In the event that the Contract is ordered to be split or otherwise divided between the Owner and Joint Owner pursuant to the terms of a divorce settlement or a divorce decree from a court of law or pursuant to any other court order incident to a divorce, we will terminate the GLWB Rider.

Change in Owner. If you add, remove, or change an Owner under your Contract (including total or partial changes incident to a divorce) after the GLWB Rider is issued, then we will terminate the Rider.

Termination of the GLWB Rider if Surviving Spouse Continues Contract. If there is only one Covered Person and he or she dies while the GLWB Rider is in effect, and if the surviving spouse of the deceased Covered Person elects to continue the Contract, then we will terminate the Rider.

The surviving spouse can elect to add a new Guaranteed Lifetime Withdrawal Benefit Rider on any Contract Anniversary prior to the Annuity Start Date (if the Rider is still available for sale) by completing a form and submitting it to our Administrative Office at least one day prior to the Contract Anniversary. If we do not receive the completed form at our Administrative Office at least one day prior to the Contract Anniversary, the Rider will not be added to your Contract. The surviving spouse must satisfy our issue age requirements in effect at the time the Rider is purchased. We will issue a new GLWB Rider based on new variables (i.e., the Benefit Base, the Annual Amount, the Benefit Percentage, etc.). The terms of any such new GLWB Rider, including the charge for the Rider, may differ from the terms of the existing Rider.

Spouse. Under the GLWB Rider, the term ‘spouse’ has the meaning given to it under federal law for purposes of the Internal Revenue Code.

Proof of Survival. We may require proof of survival of any person upon whose life continuation of benefits depends (including, but not limited to, the Covered Person and any Joint Covered Person).

Non-Excess and Excess Withdrawals. You may make withdrawals under your Contract while the GLWB Rider is in effect. However, the amount and timing of your withdrawals may significantly reduce (or even eliminate) your ability to make lifetime withdrawals under the Rider.

•	Non-Excess Withdrawals are cumulative withdrawals made during the Contract Year that are less than or equal to the Annual Amount (see “Determining Your Annual Amount” below).

•	Excess Withdrawals are cumulative withdrawals made during the Contract Year that exceed the Annual Amount.

Note:
We have designed the GLWB Rider for you to take total Non-Excess Withdrawals up to the Annual Amount during each Contract Year. To obtain the maximum potential benefit under the GLWB Rider, your total withdrawals each Contract Year should not exceed the Annual Amount.

Excess Withdrawals reduce your Benefit Base and your Annual Amount, which may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider. If your Contract Value is reduced to zero due to an Excess Withdrawal, your Contract and the GLWB Rider will terminate.

A “withdrawal” includes any applicable withdrawal charges, any forfeited Credit Enhancements, any withdrawals made to pay fees to a registered investment adviser, and charges for premium taxes and/or other taxes, if applicable, and any other charges deducted upon a withdrawal or surrender. We will reduce your Contract Value by the amount of any withdrawal you make. Withdrawals made while the GLWB Rider is in effect will be subject to the same conditions, limitations, restrictions, and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the terms of your Contract, unless we specify otherwise.

Before you make a withdrawal, please note:

•
We will not assess a withdrawal charge or recapture any Credit Enhancements if you make a Non-Excess Withdrawal. However, such withdrawals will reduce your Free Withdrawal amount. For the purpose of calculating the withdrawal charge on Excess Withdrawals, Non-Excess Withdrawals do not reduce Purchase Payments.

•
If you make an Excess Withdrawal, we will assess a withdrawal charge (if otherwise applicable), reduce your Free Withdrawal amount, and recapture any Credit Enhancements, as appropriate, in the same manner in which we would do so if you had not elected the GLWB Rider and you made a withdrawal under the Contract. See “Charges and Deductions – Contingent Deferred Sales Charge” and “Optional Riders – Extra Credit”.

•
All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit and may reduce other rider benefits. Withdrawals may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters”.

Determining Your Annual Amount. Your Annual Amount is the maximum amount that you can withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.

•	Your Annual Amount is equal to the current Benefit Percentage multiplied by the current Benefit Base.

We initially calculate your Annual Amount on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

So long as your Contract Value has not reduced to zero, you may withdraw the Annual Amount in a lump sum, in multiple withdrawals, or in a series of pre-authorized withdrawals during the Contract Year. You can continue to take up to the Annual Amount each Contract Year until it is depleted for that year. The Annual Amount is not cumulative, which means that if you choose to withdraw only part of, or none of, your Annual Amount in any given Contract year, any portion not withdrawn will not be carried over to the next or any subsequent Contract Year.

Benefit Percentage. The initial Benefit Percentage depends on the age of the Covered Person (or for the joint life version, the age of the younger of the Covered Person and the Joint Covered Person) on the Rider Start Date, as follows:

Age	Initial Benefit Percentage
Less than 65	4.0%
At least 65 but less than 76	5.0%
Equal to or greater than 76	6.0%

We may increase the Benefit Percentage by a 2% Inflation Adjustment if certain conditions are met (see “2% Inflation Adjustment,” below).

Qualified Contracts. If you own a Qualified Contract that is in the “Required Minimum Distribution” or “RMD” phase under the Internal Revenue Code, and you are required to withdraw more than the Annual Amount we have calculated, then we will increase your Annual Amount to equal the amount required to be withdrawn under the Internal Revenue Code.

•
We determine this amount as of the beginning of the calendar year based solely on the values under your Contract. We do not include RMDs of any other assets of any Owner or Designated Beneficiary. This amount is equal to the Internal Revenue Code required minimum distribution amount calculated by us using only (1) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (2) your Contract Value (including the present value of any additional benefits provided under your Contract to the extent required to be taken into account under IRS Guidance), and (3) amounts from the current calendar year (no carry-over from past years).

Determining Your Benefit Base. Your Benefit Base is used to calculate your Annual Amount.

Note:
Your Benefit Base is only used to calculate the Annual Amount. It is not a cash value, surrender value, or death benefit, it is not available to you, it is not a minimum return for any Subaccount, and it is not a guarantee of any Contract Value.

We initially calculate your Benefit Base on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

•
Your initial Benefit Base is equal to (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

Your Benefit Base after the Rider Start Date is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.

1.	The Benefit Step-up Base:

On the Rider Start Date, the Benefit Step-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

We recalculate the Benefit Step-up Base as follows:

a.	On each Contract Anniversary, the new Benefit Step-up Base is equal to the greater of your Contract Value on that anniversary, or (B) the then current Benefit Step-up Base.

b.
If you make an additional Purchase Payment, we will increase the then current Benefit Step-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

c.
If you make an Excess Withdrawal, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

Note:
Excess Withdrawals will reduce your Benefit Step-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess Withdrawals could reduce your Benefit Step-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Examples of Excess Withdrawals on the Benefit Step-up Base. Example 1, assume:

(i)	At the beginning of the Contract Year, the Annual Amount is $5,000.

(ii)	During the Contract Year the Owner makes a $6,000 withdrawal, which means the Owner has made a Non-Excess Withdrawal of $5,000 and an Excess Withdrawal of $1,000.

(iii)
On the day that the Owner takes the $6,000 withdrawal, but prior to the withdrawal being processed, the then current Benefit Step-up Base is $100,000. The Contract Value is $120,000 prior to any part of the withdrawal being processed and, after the Non-Excess Withdrawal is effected but immediately before the Excess Withdrawal is effected, the Contract Value is $115,000.

When an Excess Withdrawal is made, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($1,000 ÷ $115,000)) = $99,130.

Example 2, assume:

(i)	The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.

(ii)	The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

(iii)	Immediately prior to the withdrawal of $3,000, the current Benefit Step-up Base is $100,000. The Contract Value is $50,000.

The new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.

•	Note that in this case, the Excess Withdrawal is $3,000, while the reduction in Benefit Step-up Base is $6,000 (twice the amount of the Excess Withdrawal).

2.	The Benefit Roll-up Base:

On the Rider Start Date, the Benefit Roll-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

We recalculate the Benefit Roll-up Base as follows:

(a)	On each Contract Anniversary, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 plus the Growth Factor).

We determine the Growth Factor as follows:

(i)	If you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is:

•	5.0% on Rider anniversaries 1 through 4;

•	6.0% on Rider anniversaries 5 through 8;

•	7.0% on Rider anniversaries 9 through 12; and

•	0.0% on Rider anniversaries 13 and greater.

(ii)
If you have made one or more withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is zero on every Contract Anniversary following the first withdrawal.

Note:
The value of the GLWB Rider may be affected if you delay taking withdrawals. For example, once you take a withdrawal, we will apply the 2% Inflation Adjustment (if elected) to your Benefit Percentage on each Contract Anniversary (subject to certain conditions). (See “When to Take Withdrawals” below.)

(b)
If you make an additional Purchase Payment, we will increase the then current Benefit Roll-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

(c)
If you make an Excess Withdrawal, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

Note:	Excess Withdrawals will reduce your Benefit Roll-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess

Withdrawals could reduce your Benefit Roll-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Example of Excess Withdrawals on the Benefit Roll-up Base. Assume:

(i)	The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.

(ii)	The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

(iii)	Immediately prior to the withdrawal of $3,000, the current Benefit Roll-up Base is $100,000. The Contract Value is $50,000.

The new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Roll-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.

•	Note that the Excess Withdrawal is $3,000, while the reduction in Benefit Roll-up Base is $6,000 (twice the amount of the Excess Withdrawal).

2% Inflation Adjustment. If your entire Contract Value has been invested in accordance with one of the asset allocation models described below since the Rider Start Date, we will increase the Benefit Percentage by an amount equal to the current Benefit Percentage multiplied by 2.0% (the “2% Inflation Adjustment”). However, no increases will be made until you make a withdrawal following the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). After you make such a withdrawal, we will begin applying the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary.

Note:
The value of the GLWB Rider may be affected if you begin taking withdrawals too soon. For example, once you take a withdrawal, we will no longer increase your Benefit Roll-up Base by the Growth Factor. (See “When to Take Withdrawals” below.)

To be eligible for the 2% Inflation Adjustment, at all times since the Rider Start Date your entire Contract Value must be invested in one of several specified asset allocation models. This means:

•	You must allocate all Purchase Payments and Contract Value in accordance with one of the asset allocation models;

•
You must elect and maintain the Asset Reallocation Option, thereby authorizing us to automatically transfer your Contract Value on a quarterly basis to restore your asset allocation model’s allocations to the original percentages in effect at the time you elected the model;

•	You may change from the current asset allocation model to another asset allocation model approved by us for use in connection with the 2% Inflation Adjustment feature;

•	You may not make other transfers among the Subaccounts; and

•	We will deduct any withdrawals you make (including withdrawals pursuant to the RIA Annual Withdrawal Allowance) from the Subaccounts in the asset allocation model on a pro rata basis.

Note:	You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs.

If at any time following the Rider Start Date all or a portion of your Contract Value is not invested in accordance with the above restrictions, then your Benefit Percentage will not be increased by the 2% Inflation Adjustment for that Contract Year or any subsequent Contract Year.

Each asset allocation model invests different percentages of Contract Value in certain of the Subaccounts. In general, the investment strategies employed by the asset allocation models include allocations that focus on

(1) combining bond funds and stock funds; or (2) emphasizing stock funds while including a weighting to bond funds. Each of these asset allocation models seek to provide income and/or capital appreciation while avoiding excessive risk. There can be no assurance, however, that any of the asset allocation models will achieve their investment objective. If you are seeking a more aggressive investment strategy, the asset allocation models required in connection with the 2% Inflation Adjustment may not be appropriate for you.

The asset allocation models approved for use with the 2% Inflation Adjustment and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted with the 2% Inflation Adjustment, you must submit new allocation instructions to us in writing. There is no charge for allocating your Contract Value in accordance with an asset allocation model.

The specific asset allocation models available to you are fully described in a separate brochure. Your sales representative can provide additional information about the asset allocation models available to you. Please talk to him or her if you have additional questions about the asset allocation models.

Example of the 2% Inflation Adjustment. Assume:

a.	the Owner added the Rider (issued with one Covered Person) at age 70,

b.	the 2% Inflation Adjustment has not been forfeited because Contract Value has at all times since the Rider Start Date been invested in accordance with the investment restrictions set forth above, and

c.	the first withdrawal (other than one within the RIA Annual Withdrawal Allowance) is in Contract Year 3.

The Benefit Percentage is equal to:

•	5.00% for Contract Years 1 and 2 (because the Owner was between ages 65 and 75 on the Rider Start Date and did not take any withdrawals),

•	5.00% for Contract Year 3 (because the withdrawal will trigger the 2% Inflation Adjustment beginning on the next Contract Anniversary),

•	5.10% for Contract Year 4 (5.00% * (1.02)),

•	5.20% for Contract Year 5 (5.00% * (1.02)2),

•	5.31% for Contract Year 6 (5.00% * (1.02)3)

•
and so forth for subsequent Contract Years (so long as the Owner continues to comply at all times with the investment restrictions set forth above). If, in Contract Year 6, the Owner fails to comply with the investment restrictions, then in all future Contract Years the Benefit Percentage will be equal to 5.31%.

RIA Annual Withdrawal Allowance. If withdrawals are made under your Contract to pay fees to a registered investment adviser, then we will not consider that withdrawal when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base, if:

•	the withdrawals are the only amount withdrawn in that Contract Year;

•	the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract;

•	we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and

•
the withdrawals do not exceed: (1) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (2) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year.

When to Take Withdrawals. You should carefully consider when to begin taking withdrawals under the GLWB Rider.

Advantages to taking withdrawals:

•	You may maximize the time during which you may take lifetime withdrawals due to longer life expectancy, and you will be paying for a benefit you are using.

•
If you have selected the 2% Inflation Adjustment feature of the Rider and have complied with the investment restrictions noted above under “2% Inflation Adjustment,” once you make a withdrawal (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) we will apply the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary (see “2% Inflation Adjustment”).

Advantages to delaying withdrawals:

•
On the first 12 Rider anniversaries, we will increase your Benefit Roll-up Base by the Growth Factor so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) (see “Benefit Roll-up Base”).

•
Withdrawals reduce your Free Withdrawal Amount, death benefit, and Contract Value, may result in receipt of taxable income (and a 10% penalty tax if made prior to age 59½), and may limit the potential for increasing your Benefit Base through higher Contract Values on Contract Anniversaries.

You should discuss with your registered representative when it may be appropriate for you to begin taking withdrawals under the GLWB Rider.

Annuitization. If you have not selected an Annuity Start Date, then while the GLWB Rider is in effect the Annuity Start Date is the day before the older Annuitant’s 95th birthday.

If the Contract Value is greater than zero on the Annuity Start Date, then you may elect to receive annual Annuity Payments equal to:

a.	the Annual Amount as of the Annuity Start Date; or

b.
the amount determined by applying the Contract Value less premium taxes and any pro rata account administration charge as of the Annuity Start Date to any of the Annuity Options available under your Contract.

If you choose option (a), then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary.

If you choose option (b), then we will make Annuity Payments pursuant to the terms of your Contract.

Note:
The payments you would receive under option (a) are different from the payments you would receive under option (b). You should consult with your registered representative to determine which option is more appropriate for you.

Reduction of Contract Value To Zero. If your Contract Value reduces to zero, one of the following will occur:

1.
If your Contract Value reduced to zero due to an Excess Withdrawal, then we will terminate your Contract and the GLWB Rider (which means your Annual Amount will no longer be available) even if your Benefit Base is greater than zero. You will not be entitled to receive any further benefits under your Contract or the Rider.

2.	If your Contract Value reduced to zero for any reason other than due to an Excess Withdrawal, then:

a.	We will make payments to you each Contract Year in an amount equal to the Annual Amount in effect as of the Valuation Date the Contract Value reduced to zero;

b.	We will make these as a series of payments pursuant to a frequency selected by you from those made available by us at that time;

c.
We will make these payments until the death of the Covered Person (or the later of the death of the Covered Person and any Joint Covered Person, if applicable, subject to the restrictions on changing Owners);

d.	You may not make any additional Purchase Payments under your Contract;

e.	You will no longer be eligible to receive a death benefit under your Contract; and

f.	We will terminate all other optional riders under your Contract.

Investment Option Restrictions. If you elected the GLWB Rider, you cannot allocate your Purchase Payments or transfer your Contract Value to the Fixed Account. If you wish to add the GLWB Rider on a Contract Anniversary, you will need to transfer any Contract Value in the Fixed Account to one or more of the Subaccounts.

Restrictions on Purchase Payments. If you elected the GLWB Rider, (either on the Contract Date or on any Contract Anniversary prior to the Annuity Start Date), we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.

When discussing the GLWB Rider, all references to Purchase Payments mean the amount actually applied to Contract Value (i.e., net of any applicable premium tax or other applicable charges).

If in the future the Fixed Account becomes an available investment option under the Rider, then we may deduct a portion of the GLWB Rider Charge from Contract Value allocated to the Fixed Account.

We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates, regardless of the reason for termination.

Contract Loans. You must repay any outstanding Contract loan before we will issue the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect.

Termination. We will terminate the GLWB Rider on the earliest of:

1.	The Valuation Date you surrender your Contract;

2.	The Annuity Start Date (subject to any obligations we may have to make payments of the Annual Amount, as set forth in the Annuitization provision above);

3.	For a GLWB Rider issued with one Covered Person, the date of the Covered Person’s death (regardless of whether the surviving spouse Beneficiary continues the Contract);

4.
For a GLWB Rider issued with a Covered Person and a Joint Covered Person, the later of the date of death of the Covered Person or the Joint Covered Person (subject to our rules relating to the designation of a Joint Covered Person—see “Covered Persons, Owners, and Spouses” above);

5.	The date of change of ownership under the Contract (including total or partial change incident to a divorce—see “Covered Persons, Owners, and Spouses” above); or

6.	The Valuation Date your Contract Value is reduced to zero due to an Excess Withdrawal.

Tax Consequences. As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules to the Rider, particularly those rules relating to distributions from your Contract, is not entirely clear. While there is some uncertainty, we intend to treat any amounts received by you under the GLWB Rider after your Contract Value reduces to zero as annuity payments for tax purposes. We also intend to treat the payments made to you under the Rider prior to the date your Contract Value reduces to zero or selection of an Annuity Option as withdrawals for tax purposes.

For Qualified Contracts, distributions attributable to the GLWB Rider will be taxed in accordance with the rules applicable to the type of Qualified Plan. We intend to treat distributions from Contracts issued as Section 403(b) annuities or traditional or Roth individual retirement annuities in the manner described above for annuities generally.

(Please see “Federal Tax Matters”.) Your required minimum distribution amount may have to include the value of optional Contract provisions such as the GLWB rider. Consult a tax advisor.

Limited Exchange Opportunity. Beginning on May 1, 2008 and extending through April 30, 2009, if you currently owned the Guaranteed Minimum Withdrawal Benefit Rider, you could have exchanged that Rider for the Guaranteed Lifetime Withdrawal Benefit Rider if you were otherwise eligible to purchase the Rider. We only permitted such an exchange on a Contract Anniversary. All terms and conditions of the Guaranteed Lifetime Withdrawal Benefit Rider that were in effect on that Contract Anniversary applied. We used your Contract Value on that Contract Anniversary to calculate the Benefit Base under the Guaranteed Lifetime Withdrawal Benefit rider. If you made this exchange, you would not be permitted to later repurchase the Guaranteed Minimum Withdrawal Benefit Rider.

There are differences in the terms of the Guaranteed Minimum Withdrawal Benefit Rider and the Guaranteed Lifetime Withdrawal Benefit Rider, including the rider charge, the availability of the Fixed Account, and whether withdrawals under the rider may be available for a specified period or for your lifetime. You should have reviewed the discussion on each rider carefully to determine whether exchanging your existing Guaranteed Minimum Withdrawal Benefit Rider was appropriate for you.

Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Guggenheim VT Money Market Subaccount or the Fixed Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.

In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.

6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment “floor.”

The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Guggenheim VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Guggenheim VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.

Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday.

In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under “Annuity Options.” The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2%.

The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under “Annuity Options”).

The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.

If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.

This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.

Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.

Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/ or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Guggenheim VT Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.	The Annual Stepped Up Death Benefit (as described above); or

4.	The Guaranteed Growth Death Benefit at 5% (as described above).

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.

•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”) as described under “6% Dollar for Dollar Guaranteed Minimum Income Benefit.” For a discussion of the Minimum Income Benefit, see “6% Dollar for Dollar Guaranteed Minimum Income Benefit.”

In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit “floor.”

The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.

The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Guggenheim VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan

Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Guggenheim VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner’s 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.

In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.

This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under “Death Benefit.”

Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”

Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to

$0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”

The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount . The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.

If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).

The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current

Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.

Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

Prospectus

NEA VALUEBUILDER VARIABLE ANNUITY

May 1, 2012

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

NEA 191	28-01917-00 2012 /05/01

NEA VALUEBUILDER VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-NEA-VALU	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”). The Underlying Funds currently available under the Contract are:1

•	American Century Equity Income

•	American Century Heritage

•	American Century International Growth

•	American Century Select

•	American Century Strategic Allocation: Aggressive

•	American Century Strategic Allocation: Conservative

•	American Century Strategic Allocation: Moderate

•	Ariel®

•	Aston/Fairpointe Mid Cap

•	Calamos® Growth

•	Calamos® Growth and Income

•	Calamos® High Yield 5

•	Dreyfus Appreciation

•	Dreyfus General Money Market

•	Dreyfus Opportunistic Midcap Value

•	Dreyfus Strategic Value

•	Federated Bond

•	Fidelity® Advisor Dividend Growth

•	Fidelity® Advisor Real Estate

•	Fidelity ® Advisor Stock Selector Mid Cap (formerly Fidelity ® Advisor Mid Cap) 3

•	Fidelity® Advisor Value Strategies

•	Goldman Sachs Emerging Markets Equity2

•	Goldman Sachs Government Income

•	Guggenheim High Yield 6

•	Guggenheim Large Cap Concentrated Growth 6

•	Guggenheim Large Cap Core 6

•	Guggenheim Large Cap Value 6

•	Guggenheim Mid Cap Growth 6

•	Guggenheim Mid Cap Value 6

•	Guggenheim MSCI EAFE Equal Weight 6

•	Guggenheim Small Cap Growth 2, 6

•	Guggenheim U.S. Intermediate Bond 6

•	INTECH U.S. Core (formerly Janus INTECH Risk-Managed Core)

•	Invesco Dynamics

•	Invesco Mid Cap Core Equity

•	Invesco Technology

•	Invesco Van Kampen American Franchise

•	Invesco Van Kampen Comstock

•	Invesco Van Kampen Equity and Income

•	Invesco Van Kampen Mid Cap Growth

•	Invesco Van Kampen Value Opportunities

•	Janus Overseas

•	Neuberger Berman Core Bond

•	Neuberger Berman Large Cap Value (formerly Neuberger Berman Partners )

•	Neuberger Berman Socially Responsive

•	PIMCO Foreign Bond (U.S. Dollar-Hedged)

•	PIMCO High Yield

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. You should read this Prospectus carefully and retain it for future reference.
Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2012

NEA 191	Protected by U.S. Patent No. 7,251,623 B1.	28-01917-00 2012/05/01

•	Prudential Jennison 20/20 Focus

•	Prudential Jennison Small Company4

•	Prudential Small-Cap Value

•	Royce Opportunity

•	Royce Value

•	RS Technology

•	RS Value

•	T. Rowe Price Capital Appreciation

•	T. Rowe Price Growth Stock

•	Wells Fargo Advantage Large Cap Core

•	Wells Fargo Advantage Opportunity

•	Wells Fargo Advantage Small Cap Value

1
Subaccounts other than those listed above may still be operational, but no longer offered , or not currently offered, as investment options under the Contract. See, in the Summary, “The Separate Account and the Funds.”

2
These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

3
The Fidelity ® Advisor Stock Selector Mid Cap Subaccount (formerly Fidelity® Advisor Mid Cap Subaccount ) is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount. If you purchased your Contract on or after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.

4
The Prudential Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Prudential Jennison Small Company Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer your Contract Value to the Prudential Jennison Small Company Subaccount.

5
Effective May 15, 2012, the Calamos ® High Yield Fund will change its name to the Calamos ® High Income Fund, and the Calamos ® High Yield Subaccount will be renamed the Calamos ® High Income Subaccount.

6	Effective May 1, 2012, although their legal names will not change the Rydex and Security Funds will be marketed with the name “Guggenheim.” These funds were previously marketed as Rydex | SGI.

Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”

This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2012, which has been filed with the Securities and Exchange Commission (“SEC”), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-NEA-VALU. The table of contents of the Statement of Additional Information is set forth on page 71 of this Prospectus.

The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Pursuant to this agreement, the Company has the exclusive right to offer products, including the Contract, under the NEA Valuebuilder Program (subject to limited exceptions), and MBC promotes the NEA Valuebuilder Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Valuebuilder Program. The Company pays a fee to MBC under the agreement. Neither the NEA nor MBC is registered as a broker-dealer and does not distribute the Contract or provide securities brokerage services. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. See “Information About the Company, the Separate Account, and the Funds” for more information.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

2

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You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Unit — A unit of measure used to calculate Contract Value.

Administrative Office — The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.

Annuity Start Date — The date when annuity payments begin as elected by the Owner.

Annuity Unit — A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

Contract  — The flexible purchase payment deferred variable annuity contract described in this Prospectus .

Contract Date — The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contract Debt — The unpaid loan balance including loan interest.

Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Contract Year — Each twelve-month period measured from the Contract Date.

Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.

Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s Estate.

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See “The Fixed Account.”

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

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Participant — A Participant under a Qualified Plan.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Separate Account — The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.

Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (“Qualified Plan”). Please see the discussion under “The Contract” for more detailed information.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

The Separate Account and the Funds — The Separate Account is currently divided into accounts, each referred to as a Subaccount. See “Separate Account.”

You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

The Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, the Prudential Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007, and the Fidelity® Advisor International Capital Appreciation Subaccount , the Invesco Small Cap Growth Subaccount and Wells Fargo Advantage Growth Subaccount are no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity® Advisor International

6

Capital Appreciation Subaccount after December 31, 2004 , to the Invesco Small Cap Growth Subaccount after July 8, 2011 or to the Wells Fargo Advantage Growth Subaccount after April 23, 2012 .

Effective October 3, 2008, the Guggenheim Alpha Opportunity Subaccount is not available for the allocation of Purchase Payments or the transfer of Contract Value until further notice. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively referred to as “Automatic   Investment Program”). If you had Contract Value in the Guggenheim Alpha Opportunity Subaccount on October 3, 2008, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the Subaccount.

In the event that we receive a request on or after October 3, 2008 to allocate to the Guggenheim Alpha Opportunity Subaccount, we currently anticipate we will handle those transactions as follows:

New Applications. If we receive an application for a Contract with an allocation to the Guggenheim Alpha Opportunity Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to the Guggenheim Alpha Opportunity Subaccount, we will allocate the applicable portion of the payment to the Dreyfus General Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you had in effect an automatic allocation to the Guggenheim Alpha Opportunity Subaccount pursuant to an Automatic Investment Program, those automatic transactions were terminated effective as of the close of business on October 3, 2008. If you wish to set up a new Dollar Cost Averaging Option, or Asset Allocation Option (without the Guggenheim Alpha Opportunity Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Guggenheim Alpha Opportunity Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See “The Fixed Account.”

Purchase Payments — Your initial Purchase Payment must be at least $1,000 or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See “Purchase Payments.”

Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”

At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.

The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

Optional Riders —

       Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

•	Annual Stepped Up Death Benefit;

•	Extra Credit at 4%;

•	Waiver of Withdrawal Charge;

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•	Alternate Withdrawal Charge; or

•	Waiver of Withdrawal Charge – 15 Years or Disability;

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit rider is available in every state; the Extra Credit at 4% rider is available in every state; the Waiver of Withdrawal Charge rider is available in every state except Massachusetts; the Alternate Withdrawal Charge rider is available in every state; and the Waiver of Withdrawal Charge – 15 Years or Disability rider is available in every state except Massachusetts . See the detailed description of each rider under “Optional Riders.”

Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

For information on riders that are no longer available for purchase, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

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Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See “Contingent Deferred Sales Charge.”

Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

D uring the Annuity Period, under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See “Mortality and Expense Risk Charge.”

Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

For information on rider charges, please see “Optional Rider Expenses” in the Expense Table.

Teacher Retirement System of Texas – Limits on Optional Riders. If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas , only the following riders are available for purchase:

•	Annual Stepped Up Death Benefit

•	Waiver of Withdrawal Charge

Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. See “Administration Charge.”

Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See “Account Administration Charge.”

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Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.

Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”

Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The IRS has also ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-NEA-VALU.

10

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See “Mortality and Expense Risk Charge.”

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%1
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Account Administration Charge	$302
Net Loan Interest Charge3	2.75%

Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.90%4
Annual Administration Charge	0.15%
Maximum Annual Charge for Optional Riders	1.55%5
Total Separate Account Annual Expenses	2.60%
1  The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any
    Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.
2  A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
3  The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the
    Loan Account, which is 3.0%. The highest net cost of a loan is therefore 2.75%, plus the amount of any applicable rider charges.
4  The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.90%; $25,000 or more – 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract
    Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and
    Expense Risk Charge.”
5   If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010
    (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

11

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider4	0.55%

Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge	0.05%
Waiver of Withdrawal Charge—15 Years or Disability	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year) 2	0.55%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider 3	0.25%
7% Guaranteed Growth Death Benefit Rider 3	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%1
Total Protection Rider	0.85%1
3% Extra Credit Rider4	0.40%
5% Extra Credit Rider 4	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
1  The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total
   Protection Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed
   1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in
   Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for each such
   Rider is used in calculating the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate
   Withdrawal Charge Rider).
2  If the 4-Year Alternate Withdrawal Charge Rider h as not been approved in a state, a 3-Year Alternate Withdrawal
   Charge Rider i s available for a charge of 0.40%. See ”Alternate Withdrawal Charge . ”
3  Not available to Texas residents.
4  The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

12

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses1	0. 81%	3.42%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)2	0. 81%	2.11%
1  Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses.
    The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2011, and the minimum expenses represent the total annual operating expenses of that
    Underlying Fund with the lowest total operating expenses for the period ended December 31, 2011. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2  Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2013.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 1.55%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,110	$2,221	$3,219	$5,717
If you do not surrender or you annuitize your Contract	$ 480	$1,689	$2,872	$5,717

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. The following information does not include Subaccounts that were not available as of December 31, 2011.

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Equity Income	2011	$12.05	$11.97	486,176
	2010	11.09	12.05	497,170
	2009	10.30	11.09	485,841
	2008	13.43	10.30	478,741
	2007	13.77	13.43	516,997
	2006	12.00	13.77	493,748
	2005	12.21	12.00	423,121
	2004	11.31	12.21	186,309
	2003	9.49	11.31	97,385
	2002	10.41	9.49	47,779

13

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Heritage	2011	12.77	11.46	353,535
	2010	10.14	12.77	126,867
	2009	7.72	10.14	120,611
	2008	14.95	7.72	105,908
	2007	10.70	14.95	97,855
	2006	9.52	10.70	33,835
	2005	8.12	9.52	49,172
	2004	7.90	8.12	14,551
	2003	6.78	7.90	4,276
	2002	8.40	6.78	946
American Century International Growth	2011	9.06	7.66	304,218
	2010	8.30	9.06	390,483
	2009	6.45	8.30	263,483
	2008	12.28	6.45	280,240
	2007	10.93	12.28	278,092
	2006	9.11	10.93	248,449
	2005	8.38	9.11	229,787
	2004	7.57	8.38	83,030
	2003	6.29	7.57	45,457
	2002	8.12	6.29	29,825
American Century Select	2011	6.87	6.69	221,461
	2010	6.25	6.87	233,416
	2009	4.84	6.25	238,718
	2008	8.35	4.84	241,833
	2007	7.16	8.35	242,332
	2006	7.60	7.16	280,697
	2005	7.85	7.60	301,761
	2004	7.62	7.85	248,705
	2003	6.37	7.62	126,043
	2002	8.60	6.37	36,916
American Century Strategic Allocation: Aggressive	2011	9.46	8.91	39,769
	2010	8.55	9.46	39,891
	2009	7.09	8.55	63,604
	2008	11.13	7.09	54,626
	2007	10.10	11.13	313,110
	20062	10.00	10.10	---
American Century Strategic Allocation: Conservative	2011	9.66	9.58	17,821
	2010	9.18	9.66	16,520
	2009	8.35	9.18	25,853
	2008	10.34	8.35	58,440
	2007	10.02	10.34	117,551
	20062	10.00	10.02	---
American Century Strategic Allocation: Moderate	2011	9.58	9.25	31,610
	2010	8.86	9.58	27,609
	2009	7.63	8.86	39,253
	2008	10.75	7.63	38,469
	2007	10.08	10.75	32,372
	2006 2	10.00	10.08	334

14

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Ariel®	2011	11.16	9.52	347,313
	2010	9.21	11.16	286,827
	2009	5.86	9.21	311,110
	2008	11.78	5.86	328,335
	2007	12.46	11.78	402,330
	2006	11.74	12.46	448,736
	2005	12.09	11.74	474,699
	2004	10.31	12.09	262,445
	2003	8.37	10.31	76,731
	2002	10.07	8.37	12,721
Aston/Fairpointe Mid Cap	2011	11.52	10.35	525,243
	2010	9.74	11.52	94,553
	2009	6.09	9.74	74,064
	2008	11.08	6.09	91,881
	2007	10.21	11.08	27,072
	2006 2	10.00	10.21	2,812
Calamos® Growth	2011	11.27	9.86	1,208,270
	2010	9.76	11.27	1,420,006
	2009	6.66	9.76	1,524,822
	2008	13.92	6.66	1,548,193
	2007	11.75	13.92	1,478,503
	2006	12.04	11.75	1,516,203
	2005	11.54	12.04	1,405,361
	2004	10.11	11.54	943,864
	2003	7.39	10.11	531,609
	2002	9.13	7.39	218,387
Calamos® Growth and Income	2011	12.66	12.08	954,144
	2010	11.74	12.66	1,080,647
	2009	8.91	11.74	1,137,069
	2008	13.41	8.91	1,223,342
	2007	12.73	13.41	1,214,524
	2006	12.05	12.73	1,220,266
	2005	11.60	12.05	972,462
	2004	11.00	11.60	635,590
	2003	8.96	11.00	294,054
	2002	9.72	8.96	125,714
Calamos® High Yield	2011	10.52	10.53	112,438
	2010	9.88	10.52	43,357
	2009	7.01	9.88	53,877
	2008	10.04	7.01	19,502
	2007	10.03	10.04	17,189
	20062	10.00	10.03	2,408

15

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Dreyfus Appreciation	2011	8.15	8.45	541,321
	2010	7.35	8.15	534,948
	2009	6.32	7.35	560,112
	2008	9.71	6.32	322,134
	2007	9.48	9.71	323,968
	2006	8.48	9.48	312,846
	2005	8.47	8.48	346,725
	2004	8.34	8.47	261,696
	2003	7.20	8.34	133,359
	2002	9.04	7.20	79,711
Dreyfus General Money Market	2011	8.10	7.79	614,962
	2010	8.42	8.10	663,422
	2009	8.74	8.42	720,525
	2008	8.89	8.74	892,508
	2007	8.86	8.89	344,674
	2006	8.85	8.86	183,211
	2005	8.99	8.85	96,114
	2004	9.31	8.99	79,034
	2003	9.66	9.31	37,676
	2002	9.93	9.66	32,662
Dreyfus Opportunistic Midcap Value	2011	12.56	11.38	162,457
	2010	10.45	12.56	161,052
	2009	6.71	10.45	183,546
	2008	11.60	6.71	192,682
	2007	11.44	11.60	182,717
	2006	10.77	11.44	177,956
	2005	10.36	10.77	170,158
	2004	9.17	10.36	156,368
	2003	6.05	9.17	115,169
	2002	9.44	6.05	88,629
Dreyfus Strategic Value	2011	10.76	9.70	471,540
	2010	9.73	10.76	758,732
	2009	8.10	9.73	730,649
	2008	13.16	8.10	635,129
	2007	12.93	13.16	379,453
	2006	11.21	12.93	272,390
	2005	10.76	11.21	148,805
	2004	9.52	10.76	87,176
	2003	6.89	9.52	37,184
	2002	9.80	6.89	26,572
Federated Bond	2011	11.21	11.42	762,750
	2010	10.50	11.21	479,272
	2009	8.64	10.50	443,346
	2008	10.01	8.64	211,527
	2007	9.91	10.01	145,586
	20062	10.00	9.91	25,517

16

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Fidelity® Advisor Dividend Growth	2011	8.21	7.18	203,895
	2010	7.05	8.21	213,797
	2009	4.80	7.05	236,768
	2008	8.93	4.80	235,143
	2007	9.26	8.93	224,363
	2006	8.44	9.26	261,631
	2005	8.52	8.44	273,457
	2004	8.42	8.52	227,521
	2003	7.16	8.42	111,746
	2002	9.40	7.16	50,115
Fidelity® Advisor International Capital Appreciation	2011	10.36	8.63	51,150
	2010	9.33	10.36	55,754
	2009	6.24	9.33	66,752
	2008	13.25	6.24	72,855
	2007	13.20	13.25	84,237
	2006	11.99	13.20	113,691
	2005	11.00	11.99	132,937
	2004	10.38	11.00	170,577
	2003	7.66	10.38	108,858
	2002	9.12	7.66	11,026
Fidelity® Advisor Real Estate	2011	7.16	7.38	100,131
	2010	5.79	7.16	149,468
	2009	4.42	5.79	127,296
	2008	7.68	4.42	108,075
	2007	9.76	7.68	42,844
	20062	10.00	9.76	21,702
Fidelity ® Advisor Stock Selector Mid Cap (formerly Fidelity ® Advisor Mid Cap)	2011	10.06	9.17	38,255
	2010	8.45	10.06	44,544
	2009	6.00	8.45	49,488
	2008	13.11	6.00	51,139
	2007	12.45	13.11	53,068
	2006	11.45	12.45	55,621
	2005	11.00	11.45	53,810
	2004	9.87	11.00	48,322
	2003	7.14	9.87	32,199
	2002	9.14	7.14	18,240
Fidelity® Advisor Value Strategies	2011	11.20	9.72	110,129
	2010	9.25	11.20	119,479
	2009	6.07	9.25	125,998
	2008	12.97	6.07	123,740
	2007	12.84	12.97	127,497
	2006	11.54	12.84	131,711
	2005	11.74	11.54	133,740
	2004	10.68	11.74	132,085
	2003	6.94	10.68	77,863
	2002	9.79	6.94	58,759

17

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Goldman Sachs Emerging Markets Equity	2011	10.66	8.15	192,308
	2010	9.55	10.66	172,968
	2009	5.61	9.55	167,052
	2008	12.84	5.61	62,882
	2007	10.45	12.84	56,963
	20062	10.00	10.45	3,196
Goldman Sachs Government Income	2011	10.37	10.61	262,805
	2010	10.30	10.37	267,506
	2009	10.26	10.30	143,240
	2008	10.18	10.26	196,100
	2007	9.91	10.18	235,682
	20062	10.00	9.91	192,028
Guggenheim Alpha Opportunity (formerly Rydex | SGI Alpha Opportunity)	2011	10.01	10.00	12,412
	2010	8.43	10.01	30,660
	2009	7.04	8.43	33,074
	2008	11.28	7.04	57,412
	2007	9.93	11.28	84,777
	2006 2	10.00	9.93	---
Guggenheim High Yield (formerly Rydex | SGI High Yield) 4	2011	12.20	11.33	295,995
	2010	11.04	12.20	292,371
	2009	6.73	11.04	299,581
	2008	10.00	6.73	140,032
	2007	10.30	10.02	218,635
	2006	10.10	10.30	185,108
	2005	10.05	10.10	92,778
	2004 1	10.00	10.05	16,795
Guggenheim Large Cap Concentrated Growth (formerly Rydex | SGI Large Cap Concentrated Growth)	2011	7.66	7.04	91,801
	2010	6.86	7.66	101,126
	2009	5.35	6.86	73,112
	2008	8.88	5.35	70,740
	2007	9.87	8.88	76,803
	2006	10.00	9.87	76,297
Guggenheim Large Cap Core (formerly Rydex | SGI Large Cap Core)	2011	6.45	5.93	41,804
	2010	5.80	6.45	48,622
	2009	4.68	5.80	42,919
	2008	7.79	4.68	37,418
	2007	8.54	7.79	31,068
	2006	7.93	8.54	33,074
	2005	7.94	7.93	27,497
	2004	7.69	7.94	28,690
	2003	6.61	7.69	25,690
	2002	9.00	6.61	20,193

18

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Large Cap Value (formerly Rydex | SGI Large Cap Value)	2011	8.68	8.00	124,687
	2010	7.90	8.68	147,718
	2009	6.46	7.90	193,608
	2008	10.88	6.46	132,889
	2007	10.82	10.88	196,888
	2006	9.31	10.82	203,810
	2005	8.83	9.31	68,611
	2004	8.34	8.83	39,601
	2003	6.82	8.34	28,792
	2002	9.35	6.82	21,050
Guggenheim Mid Cap Growth (formerly Rydex | SGI Mid Cap Growth)	2011	8.26	7.57	126,689
	2010	6.99	8.26	149,147
	2009	5.08	6.99	173,755
	2008	8.88	5.08	152,958
	2007	10.25	8.88	156,948
	2006	10.19	10.25	168,024
	2005	9.90	10.19	158,126
	2004	9.39	9.90	130,451
	2003	6.26	9.39	87,059
	2002	8.99	6.26	56,255
Guggenheim Mid Cap Value (formerly Rydex | SGI Mid Cap Value)	2011	18.23	16.27	997,681
	2010	16.25	18.23	1,154,889
	2009	12.04	16.25	1,227,014
	2008	17.20	12.04	1,216,593
	2007	17.71	17.20	1,273,547
	2006	16.02	17.71	1,269,254
	2005	14.39	16.02	1,121,364
	2004	11.80	14.39	826,045
	2003	8.08	11.80	419,639
	2002	9.87	8.08	161,101
Guggenheim MSCI EAFE Equal Weight (formerly Rydex | SGI MSCI EAFE Equal Weight)	2011	9.99	8.07	477,421
	2010	9.04	9.99	511,916
	2009	7.85	9.04	579,754
	2008	13.21	7.85	563,450
	2007	12.35	13.21	569,958
	2006	11.01	12.35	513,193
	2005	10.13	11.01	354,463
	2004	8.93	10.13	230,523
	2003	6.56	8.93	149,726
	2002	8.99	6.56	99,389

19

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Small Cap Growth (formerly Rydex | SGI Small Cap Growth)	2011	8.23	7.71	38,336
	2010	6.71	8.23	52,013
	2009	5.25	6.71	47,405
	2008	10.49	5.25	46,603
	2007	10.41	10.49	45,265
	2006	10.36	10.41	49,866
	2005	10.09	10.36	46,166
	2004	9.03	10.09	38,145
	2003	6.06	9.03	28,453
	2002	8.66	6.06	8,658
Guggenheim U.S. Intermediate Bond (formerly Rydex | SGI U.S. Intermediate Bond)	2011	9.33	9.60	590,195
	2010	9.15	9.33	632,747
	2009	8.60	9.15	694,184
	2008	10.08	8.60	297,404
	2007	10.24	10.08	204,226
	2006	10.27	10.24	232,728
	2005	10.52	10.27	177,363
	2004	10.58	10.52	158,604
	2003	10.71	10.58	122,793
	2002	10.21	10.71	90,122
INTECH U.S. Core (formerly Janus INTECH Risk-Managed Core)	2011	8.34	8.39	1,706
	2010	7.47	8.34	7,408
	2009	6.34	7.47	8,747
	2008	10.30	6.34	7,878
	2007	10.08	10.30	8,253
	2006 2	10.00	10.08	4,378
Invesco Dynamics	2011	7.66	7.04	12,124
	2010	6.45	7.66	9,515
	2009	4.69	6.45	9,683
	2008	9.22	4.69	12,334
	2007	8.53	9.22	20,470
	2006	7.62	8.53	19,049
	2005	7.18	7.62	8,367
	2004	6.69	7.18	6,681
	2003	5.04	6.69	5,288
	2002	7.84	5.04	3,373
Invesco Mid Cap Core Equity	2011	11.91	10.74	87,755
	2010	11.01	11.91	103,043
	2009	8.79	11.01	98,001
	2008	12.60	8.79	78,319
	2007	11.92	12.60	78,917
	2006	11.16	11.92	77,944
	2005	10.80	11.16	75,101
	2004	9.87	10.80	58,714
	2003	8.07	9.87	39,579
	2002	9.44	8.07	27,915

20

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco Small Cap Growth	2011	9.97	9.47	218,662
	2010	8.21	9.97	301,086
	2009	6.35	8.21	328,212
	2008	10.78	6.35	306,194
	2007	10.06	10.78	235,224
	2006	9.15	10.06	223,532
	2005	8.79	9.15	231,671
	2004	8.55	8.79	212,475
	2003	6.39	8.55	119,229
	2002	9.23	6.39	63,534
Invesco Technology	2011	4.88	4.54	59,065
	2010	4.20	4.88	53,667
	2009	2.76	4.20	54,513
	2008	5.18	2.76	43,528
	2007	5.02	5.18	66,365
	2006	4.74	5.02	36,124
	2005	4.85	4.74	34,201
	2004	4.89	4.85	43,406
	2003	3.56	4.89	43,502
	2002	7.02	3.56	21,478
Invesco Van Kampen American Franchise 6	2011	6.57	5.88	94,439
	2010	5.83	6.57	116,563
	2009	4.85	5.83	126,503
	2008	8.15	4.85	131,717
	2007	7.33	8.15	111,613
	2006	7.12	7.33	115,917
	2005	7.18	7.12	103,345
	2004	7.16	7.18	84,469
	2003	5.94	7.16	46,054
	2002	8.40	5.94	33,460
Invesco Van Kampen Comstock	2011	8.90	8.39	744,764
	2010	8.01	8.90	791,106
	2009	6.43	8.01	855,613
	2008	10.43	6.43	1,054,226
	2007	11.06	10.43	981,016
	2006	9.90	11.06	983,226
	2005	9.88	9.90	937,928
	2004	8.74	9.88	646,585
	2003	6.94	8.74	303,826
	2002	8.97	6.94	197,544

21

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco Van Kampen Equity and Income	2011	11.10	10.54	474,647
	2010	10.27	11.10	503,137
	2009	8.65	10.27	548,240
	2008	11.95	8.65	513,549
	2007	12.04	11.95	789,090
	2006	11.12	12.04	729,640
	2005	10.72	11.12	512,670
	2004	9.98	10.72	211,948
	2003	8.49	9.98	112,248
	2002	9.63	8.49	92,610
Invesco Van Kampen Mid Cap Growth 3	2011	8.32	7.27	94,410
	2010	6.79	8.32	35,221
	2009	4.43	6.79	56,180
	2008	10.00	4.43	24,913
Invesco Van Kampen Value Opportunities 7	2011	7.02	6.52	291,426
	2010	6.83	7.02	327,564
	2009	4.69	6.83	340,510
	2008	10.12	4.69	328,381
	2007	10.41	10.12	323,148
	2006	9.56	10.41	343,218
	2005	9.42	9.56	363,384
	2004	8.83	9.42	353,201
	2003	6.87	8.83	275,921
	2002	9.29	6.87	171,063
Janus Overseas	2011	11.42	7.37	457,981
	2010	9.98	11.42	685,600
	2009	6.11	9.98	658,209
	2008	12.47	6.11	481,453
	2007	10.28	12.47	252,252
	2006 2	10.00	10.28	25,444
Neuberger Berman Core Bond	2011	11.20	11.45	407,351
	2010	10.71	11.20	390,224
	2009	9.46	10.71	359,447
	2008	10.30	9.46	545,720
	2007	10.31	10.30	381,540
	2006	10.24	10.31	378,866
	2005	10.42	10.24	357,226
	2004	10.41	10.42	82,671
	2003	10.43	10.41	40,914
	2002	10.00	10.43	5,873
Neuberger Berman Large Cap Value (formerly Neuberger Berman Partners )	2011	8.03	6.83	17,381
	2010	7.26	8.03	28,148
	2009	4.85	7.26	21,804
	2008	10.54	4.85	17,022
	2007	9.99	10.54	22,260
	2006 2	10.00	9.99	7,011

22

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Neuberger Berman Socially Responsive	2011	9.41	8.78	29,336
	2010	7.99	9.41	32,309
	2009	6.37	7.99	29,100
	2008	10.84	6.37	18,982
	2007	10.51	10.84	23,548
	2006	10.00	10.51	12,290
PIMCO Foreign Bond (U.S. Dollar-Hedged)	2011	10.85	11.07	147,078
	2010	10.41	10.85	202,351
	2009	9.16	10.41	119,291
	2008	9.82	9.16	86,099
	2007	9.89	9.82	6,659
	2006 2	10.00	9.89	42,091
PIMCO High Yield	2011	13.66	13.62	227,952
	2010	12.48	13.66	255,341
	2009	9.04	12.48	266,021
	2008	12.36	9.04	297,634
	2007	12.44	12.36	284,891
	2006	11.86	12.44	270,828
	2005	11.84	11.86	218,895
	2004	11.30	11.84	121,715
	2003	9.53	11.30	44,609
	2002	9.97	9.53	4,806
Prudential Jennison 20/20 Focus	2011	9.60	8.87	269,936
	2010	9.30	9.60	240,131
	2009	6.15	9.30	209,315
	2008	10.61	6.15	115,291
	2007	10.03	10.61	77,179
	2006 2	10.00	10.03	759
Prudential Jennison Small Company	2011	9.86	9.30	27,736
	2010	8.16	9.86	40,714
	2009	6.21	8.16	40,989
	2008	10.43	6.21	35,286
	2007	9.90	10.43	48,817
	2006 2	10.00	9.90	132,131
Prudential Small-Cap Value 5	2011	7.82	7.65	5,932
	2010	6.51	7.82	7,261
	2009	5.77	6.51	2,025
	2008	9.34	5.77	1,479
	2007	10.00	9.34	490
	20062	10.00	10.00	---
Royce Opportunity	2011	9.86	8.24	30,405
	2010	7.69	9.86	33,105
	2009	4.94	7.69	36,790
	2008	9.47	4.94	26,428
	2007	10.08	9.47	21,970
	2006 2	10.00	10.08	2,742

23

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Royce Value	2011	10.46	9.31	203,699
	2010	8.70	10.46	259,496
	2009	6.25	8.70	242,643
	2008	9.88	6.25	180,429
	2007	10.12	9.88	67,691
	2006 2	10.00	10.12	1,428
RS Technology	2011	12.22	10.36	17,429
	2010	9.34	12.22	45,919
	2009	5.54	9.34	38,347
	2008	11.74	5.54	27,166
	2007	9.98	11.74	19,300
	2006 2	10.00	9.98	784
RS Value	2011	9.07	7.76	142,219
	2010	7.51	9.07	47,777
	2009	5.66	7.51	48,319
	2008	10.10	5.66	45,590
	2007	10.12	10.10	142,280
	20062	10.00	10.12	6,274
T. Rowe Price Capital Appreciation	2011	9.86	9.76	139,591
	2010	9.01	9.86	151,591
	2009	7.06	9.01	155,427
	2008	10.11	7.06	134,045
	2007	10.09	10.11	119,324
	2006 2	10.00	10.09	30,427
T. Rowe Price Growth Stock	2011	9.06	8.59	591,394
	2010	8.10	9.06	434,622
	2009	5.91	8.10	523,038
	2008	10.68	5.91	437,296
	2007	10.11	10.68	199,756
	2006 2	10.00	10.11	148,678
Wells Fargo Advantage Growth	2011	8.99	9.33	186,040
	2010	7.40	8.99	165,272
	2009	5.22	7.40	105,185
	2008	9.10	5.22	127,038
	2007	7.42	9.10	107,935
	2006	7.14	7.42	69,455
	2005	6.66	7.14	49,558
	2004	6.10	6.66	34,342
	2003	4.98	6.10	31,130
	2002	7.46	4.98	27,133

24

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Wells Fargo Advantage Large Cap Core	2011	6.69	6.43	29,230
	2010	5.80	6.69	20,286
	2009	4.93	6.60	19,674
	2008	8.44	4.93	18,977
	2007	8.57	8.44	21,718
	2006	7.71	8.57	20,206
	2005	8.15	7.71	18,808
	2004	7.79	8.15	15,808
	2003	6.51	7.79	12,942
	2002	8.64	6.51	7,817
Wells Fargo Advantage Opportunity	2011	10.05	9.00	28,720
	2010	8.61	10.05	39,708
	2009	6.08	8.61	43,447
	2008	10.60	6.08	46,833
	2007	10.50	10.60	44,476
	2006	9.76	10.50	42,431
	2005	9.47	9.76	38,845
	2004	8.39	9.47	37,293
	2003	6.35	8.39	28,498
	2002	9.06	6.35	23,034
Wells Fargo Advantage Small Cap Value	2011	18.13	16.12	492,654
	2010	15.79	18.13	648,986
	2009	10.82	15.79	679,258
	2008	18.25	10.82	679,946
	2007	17.21	18.25	526,833
	2006	15.85	17.21	452,898
	2005	14.35	15.85	329,906
	2004	12.45	14.35	250,908
	2003	8.72	12.45	157,901
	2002	9.66	8.72	82,642
1 For the period of March 31, 2004 (date of inception) through December 31, 2004.
2 For the period of December 1, 2006 (date of inception) through December 31, 2006.
3 Effective July 11, 2008, the Van Kampen Aggressive Growth Fund merged into the Invesco Van Kampen Mid Cap Growth Fund (formerly Van Kampen Mid Cap
   Growth Fund). The values in the table for periods prior to the merger reflect investment in the Van Kampen Aggressive Growth Fund.
4 Effective July 25, 2008, the Security Income Opportunity Fund merged into the Guggenheim High Yield (formerly Security High Yield). The values in the table for periods prior to the merger reflect investment in the Security Income Opportunity Fund.
5 Effective April 15, 2011, the Prudential Small-Cap Core Equity Fund merged into the Prudential Small-Cap Value Fund. The values in the table for periods prior to the merger reflect investment in the Prudential Small-Cap Core Equity Fund.
6 Effective May 23, 2011, the Invesco Large Cap Growth Fund merged into the Invesco Van Kampen American Franchise Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Large Cap Growth Fund.
7 Effective May 23, 2011, the Invesco Basic Value Fund merged into the Invesco Van Kampen Value Opportunities Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Basic Value Fund.

25

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2011, the Company had total assets of approximately $ 10.7 billion.

Please note that the Company’s audited 2009 financial statements, prepared according to U.S. generally accepted accounting principles (GAAP), have been restated to correct an error in the recognition of the deferred income tax impact related to the other-than-temporary investment impairments, as discussed in Note 1 to the financial statements that appear in the Statement of Additional Information (“SAI”). The effect of the adjustment was a decrease in other comprehensive income and deferred income tax assets of $28,727,000 as of December 31, 2009. Accordingly, other comprehensive income and deferred income tax assets in the Company’s audited GAAP financial statements that appeared in the May 1, 2010 SAI were overstated by this amount.

NEA Valuebuilder Program — The NEA Valuebuilder Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Valuebuilder products”). The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement (the “Agreement”) between the Company (and certain of its affiliates) and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Valuebuilder products to be made available in their district; as a result, the NEA Valuebuilder Program may not be available in all districts.

Under the Agreement:

•
The Company and its affiliates have the exclusive right to offer NEA Valuebuilder products, including the Contract, under the NEA Valuebuilder Program. However, employers of NEA members are not required to make available NEA Valuebuilder products, and NEA members are not required to select products from any particular provider.

•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Valuebuilder products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.

•
MBC promotes the NEA Valuebuilder Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Valuebuilder Program (e.g., evaluating the effectiveness of the NEA Valuebuilder Program, monitoring the satisfaction of NEA members with the NEA Valuebuilder Program, conducting quality assurance work, and providing feedback concerning customer satisfaction with the NEA Valuebuilder Program).

•	MBC provides marketing and other services in connection with the NEA Valuebuilder Program.

Pursuant to the Agreement, the Company pays MBC a fee based in part on the average assets invested in NEA Valuebuilder products under the Agreement. During the fiscal year ended December 31, 2011, the Company paid MBC approximately $500,000 per quarter. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.

Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.

26

MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Valuebuilder Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1-800-637-4636.

Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Substitution of Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

27

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.

Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

12b-1 Fees. The Company and/or its subsidiary, Security Distributors, Inc. (“SDI”), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

28

Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

The Company receives a $15.00 annual fee payment per participant who has Contract Value allocated to the Subaccount invested in the Dreyfus Appreciation fund.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates as described above. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer,

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including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts-approved Contract will be issued without regard to where the application was signed.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total rider charges in excess of 1.00% if you select a 0-Year Alternate Withdrawal Charge Rider:

•	Annual Stepped Up Death Benefit;

•	Extra Credit at 4%;

•	Waiver of Withdrawal Charge;

•	0-Year or 4-Year Alternate Withdrawal Charge; or

•	Waiver of Withdrawal Charge – 15 Years or Disability.

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The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit rider is available in every state; the Extra Credit at 4% rider is available in every state; the Waiver of Withdrawal Charge rider is available in every state except Massachusetts; the Alternate Withdrawal Charge rider is available in every state; and the Waiver of Withdrawal Charge – 15 Years or Disability rider is available in every state except Massachusetts. See the detailed description of each rider below.

For information on riders that are no longer available for purchase, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

Annual Stepped Up Death Benefit  — This rider makes available an enhanced death benefit upon the death   of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals (including systematic withdrawals) and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

•	The highest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.

This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”

Extra Credit — This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.

This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider’s date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The

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amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the Free Withdrawal Amount, by

2.	Contract Value immediately prior to the withdrawal.

The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as described above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge . ” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders in Appendix A.

The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.

Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers’ current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a

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withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.

Waiver of Withdrawal Charge  — This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.

The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital”   or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.

The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education,   training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner   attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

Alernate Withdrawal Charge  — This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See “Extra Credit.

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Waiver of Withdrawal Charge—15 Years or Disability  — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

•	The Contract has been in force for 15 or more Contract Years; or

•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Riders Available for Purchase Only Prior to February 1, 2010 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix A – Riders Available For Purchase Only Prior To February 1, 2010 for descriptions of these riders.

Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and /or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative’s broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one

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Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.

You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.”

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Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or proper form has been completed, signed and filed at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”

You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”

The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio manage-

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ment of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

•	the total dollar amount being transferred;

•	the number of transfers you made within a period of time ;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.

In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

Subaccount	Number of Round Trip Transfers
Federated Bond	2 1
Prudential Jennison 20/20 Focus, Prudential Jennison Small Company 3 , Prudential Small-Cap Value	2 2
1  Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount.
   Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
2  Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount.
   Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
3 You may transfer Contract Value to the Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

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If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. We included transfers made during the 30, 60, or 90 day period prior to May 1, 2012 when enforcing this policy. For example, if you transferred money out of the Guggenheim Mid Cap Value subaccount on April 16, 2012, the 30 day restriction began on April 17, 2012 and ended on May 16, 2012, which means you could transfer back into the Guggenheim Mid Cap Value Subaccount on May 17, 2012. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate
30 days
Ariel ®	60 days
Aston/Fairpointe Mid Cap	30 days
Calamos ® Growth, Calamos ® Growth and Income, Calamos ® High Yield	30 days
Dreyfus Appreciation, Dreyfus Opportunistic Midcap Value, Dreyfus Strategic Value	60 days
Dreyfus General Money Market	Unlimited
Fidelity ® Advisor Dividend Growth, Fidelity ® Advisor Real Estate, Fidelity ® Advisor Stock Selector Mid Cap*, Fidelity ® Advisor Value Strategies	60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim High Yield, Guggenheim Large Cap Concentrated Growth, Guggenheim Large Cap Core, Guggenheim Large Cap Value, Guggenheim Mid Cap Growth, Guggenheim Mid Cap Value, Guggenheim MSCI EAFE Equal Weight, Guggenheim Small Cap Growth, Guggenheim U.S. Intermediate Bond
30 days
INTECH U.S. Core	30 days
Invesco Dynamics, Invesco Mid Cap Core Equity, Invesco Technology, Invesco Van Kampen American Franchise, Invesco Van Kampen Comstock, Invesco Van Kampen Equity and Income, Invesco Van Kampen Mid Cap Growth, Invesco Van Kampen Value Opportunities
30 days
Janus Overseas	30 days
Neuberger Berman Core Bond, Neuberger Berman Large Cap Value, Neuberger Berman Socially Responsive	30 days
PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO High Yield	30 days
Royce Opportunity, Royce Value	30 days
RS Technology, RS Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock	30 days
Wells Fargo Advantage Large Cap Core, Wells Fargo Advantage Opportunity, Wells Fargo Advantage Small Cap Value	60 days
*You may transfer Contract Value to the Fidelity ® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.

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In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.

To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions or the number of "round trip transfers” into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying

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Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value — Your Contract Value will vary to a degree that depends upon several factors, including

•	Investment performance of the Subaccounts to which you have allocated Contract Value,

•	Interest credited to the Fixed Account,

•	Payment of Purchase Payments,

•	The amount of any outstanding Contract Debt,

•	Full and partial withdrawals (including systematic withdrawals), and

•	Charges assessed in connection with the Contract, including charges for any optional riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

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The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment . The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

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The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”

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If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.

The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”

Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.

If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

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2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.

Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

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The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Waiver of Contingent Deferred Sales Charge. The Company waived the withdrawal charge for 403(b) Contract Owners in the event his or her employment with a public K-12 school district was involuntarily terminated during the period of May 1, 2009 through May 1, 2010 due solely to budget cuts or other adverse economic conditions affecting his or her school district employer. This waiver applied to withdrawals made during the first six months after the date of termination of his or her employment.

      Prior to making any withdrawal pursuant to this waiver, the Owner must have submitted to the Company’s Administrative Office a copy of the termination notice from the school district, verification from the school district of the termination and the reason(s) for the termination, or other proof satisfactory to the Company. The Company reserved the right to refuse to waive the withdrawal charge at any time on a non-discriminatory basis if the Company determined that the termination did not meet the eligibility requirements set forth above.

      If the Owner purchased the Extra Credit Rider, the Company recaptured all or part of any Credit Enhancement that had not yet vested if, pursuant to this waiver, the Owner made a full or partial withdrawal that, together with total withdrawals made in a Contract Year, exceeded the Free Withdrawal Amount. See “Extra Credit.”

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Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

D uring the Annuity Period , u nder Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

Account Administration Charge — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

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Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.

The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.   Currently, you may not select riders with total charges in excess of 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider .

As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010.

Teacher Retirement System of Texas – Limits on Optional Riders — If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, only the following riders are available for purchase:

•	Annual Stepped Up Death Benefit

•	Waiver of Withdrawal Charge.

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Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider4	0.55%

Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year) 2	0.55%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider 3	0.25%
7% Guaranteed Growth Death Benefit Rider 3	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%1
Total Protection Rider	0.85%1
3% Extra Credit Rider4	0.40%
5% Extra Credit Rider 4	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
1  The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset;
    the Company guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total
    Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix A –
    Riders Available for Purchase Only Prior to February 1, 2010. The current charge for each such Rider is used in calculating the maximum Rider charge of
    1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
2   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider i s available for a charge of
     0.40%. See ”Alternate Withdrawal Charge . ”
3   Not available to Texas residents.
4   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

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Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms—either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity . In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.

Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

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If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.

An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) P rojection S cale G and an interest rate of 2½% in lieu of the rate described above.

Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

Option 4 —

A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

B.      Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no

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further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½% in lieu of the rate described above.

Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a

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Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amounts determined for each Subaccount.

Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant.

The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.

Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers

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only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”

If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes and the account administration, optional Rider , and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted

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each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”

If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”

Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal benefit (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

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•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

If, pursuant to SEC rules, the Dreyfus General Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Dreyfus General Money Market Subaccount until the Fund is liquidated.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.

When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.55%). Because the Contract Value maintained in the Loan Account (which will earn 3.0% on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company

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less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.

Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

You should consult with your tax adviser on the effect of a loan.

Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”

Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee

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(i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.

Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the

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Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract. In addition, as provided in IRS regulations, we inform you that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

Tax Status of the Company and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Surrenders or Withdrawals Prior to the Annuity Starting Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Starting Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded in the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

Surrenders or withdrawals on or after the Annuity Starting Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income rates.

Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once

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the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.

The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½ or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

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If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.

A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.

Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”

Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”

Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”).

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The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.

IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $5,000.

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ( $92,000 for a married couple filing a joint return and $58,000 for a single taxpayer in 2012 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $173,000 and $183,000 . Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70½—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.

Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $110,000 to $125,000 in adjusted gross income ( $173,000 to $183,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. a beneficiary’s life expectancy. If there is no beneficiary, or if the beneficiary

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elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

Rollovers. A “rollover” is the tax-free transfer of a distribution from one ”eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.

If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse), and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.

For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”

Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse

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tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Other Tax Considerations —

Federal Estate Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered ”investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts . Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on

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the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

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In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

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State Variations — The Prospectus and Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.

Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company , the Separate Account , or Security Distributors, Inc. (“SDI”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract , or SDI’s ability to perform its contract with the Separate Account .

Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers on behalf of SDI. During fiscal years 2011, 2010, and 2009, the commission amounts paid in connection with all Contracts sold through the Separate Account were $4,667,861.92 , $6,381,417.45, and $8,803,783.32, respectively. The Company on behalf of SDI pays commissions to Selling Broker-Dealers for their sales, and SDI does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

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The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.

The following list sets forth the names of Selling Broker-Dealers that received additional compensation from the Company in 2011 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): OFG Financial Services, Inc., PlanMember Securities Corporation, TransAmerica Financial Advisors, Cambridge Investment, Silver Oak Securities, Inc., KMS Financial Services, Inc., Legend Equities Corporation, Lincoln Investment Planning, Inc., Northern Lights Distributors, LLC, Geneos Wealth Management, Inc., GWN Securities, Inc.

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Dreyfus General Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of

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low interest rates, and due in part to Contract fees and expenses, the Dreyfus General Money Market Subaccount yields may also become extremely low and possibly negative.

For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

Although the Contract was not available for purchase until July 2001, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and the financial statements of Variable Annuity Account XIV – Valuebuilder Variable Annuity at December 31, 2011, and for each of the specified periods ended December 31, 2011 and 2010, or for such portions of such periods, are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for the NEA Valuebuilder Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

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GENERAL INFORMATION AND HISTORY

Safekeeping of Assets

ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

Section 403(b)

Roth 403(b)

Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus. A prospectus may be obtained by calling 1-800-NEA-VALU.

Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century Equity Income	A	The investment seeks current income; capital appreciation is a secondary consideration.	American Century Investment Mgmt, Inc.
American Century Heritage	A	The investment seeks long-term capital growth.	American Century Investment Mgmt, Inc.
American Century International Growth	A	The investment seeks capital growth.	American Century Investment Mgmt, Inc.
American Century Select	A	The investment seeks long-term capital growth.	American Century Investment Mgmt, Inc.
American Century Strategic Allocation: Aggressive	A	The investment seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt, Inc.	American Century Glb Invst Mngmnt, Inc.
American Century Strategic Allocation: Conservative	A	The investment seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt, Inc.	American Century Glb Invst Mngmnt, Inc.
American Century Strategic Allocation: Moderate	A	The investment seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt, Inc.
Ariel ®	N/A	Seeks long-term capital appreciation by investing in undervalued companies that show strong potential for growth.	Ariel Investments, LLC
Aston/Fairpointe Mid Cap	N	The investment seeks long-term total return through capital appreciation.	Aston Asset Management, LP	Fairpointe Capital LLC
Calamos ® Growth	A	Seeks long-term capital growth.	Calamos Advisors LLC
Calamos ® Growth and Income	A	Seeks high long-term total return through capital appreciation and current income.	Calamos Advisors LLC

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Calamos ® High Yield	A	Seeks the highest level of current income obtainable with reasonable risk, capital gain is a secondary objective.	Calamos Advisors LLC
Dreyfus Appreciation	N/A	Seeks long-term growth consistent with the preservation of capital; current income is a secondary consideration.	The Dreyfus Corporation	Fayez Sarofim & Co.
Dreyfus General Money Market	B	Seeks as high a level of current income as is consistent with the preservation of capital.	The Dreyfus Corporation
Dreyfus Opportunistic Midcap Value	A	Seeks to surpass the performance of the Russell Mid cap Value Index.	The Dreyfus Corporation
Dreyfus Strategic Value	A	Seeks capital appreciation.	The Dreyfus Corporation
Federated Bond	A	The investment seeks to provide as high a level of current income as is consistent with the preservation of capital.	Federated Investment Management Company
Fidelity ® Advisor Dividend Growth	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor International Capital Appreciation	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor Real Estate	T	The investment seeks above-average income and long-term capital growth, consistent with reasonable investment risk.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor Stock Selector Mid Cap	T	The investment seeks long-term growth of capital.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor Value Strategies	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Goldman Sachs Emerging Markets Equity	Service	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs Government Income	Service	Seeks current income consistent with safety of principal.	Goldman Sachs Asset Management, L.P.
Guggenheim Alpha Opportunity	A	The investment seeks long-term growth of capital.	Guggenheim Investments	Mainstream Investment Advisers LLC
Guggenheim High Yield	A	The investment seeks high current income; capital appreciation is a secondary objective.	Guggenheim Investments

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Guggenheim Large Cap Concentrated Growth	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Large Cap Core	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Large Cap Value	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Mid Cap Growth	A	The investment seeks capital appreciation.	Guggenheim Investments
Guggenheim Mid Cap Value	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim MSCI EAFE Equal Weight	A	The investment seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index.	Guggenheim Investments
Guggenheim Small Cap Growth	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim U.S. Intermediate Bond	A	The investment seeks to provide current income.	Guggenheim Investments
INTECH U.S. Core	S	Seeks long-term growth of capital.	Janus Capital Management LLC	INTECH Investment Management LLC
Invesco Dynamics	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Mid Cap Core Equity	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Small Cap Growth	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Technology	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Van Kampen American Franchise	A	Seeks long-term capital appreciation.	Invesco Advisers, Inc.
Invesco Van Kampen Comstock	A	Seeks capital growth and income.	Invesco Advisers, Inc.
Invesco Van Kampen Equity and Income	A	Seeks the highest possible income; long-term growth of capital is a secondary consideration.	Invesco Advisers, Inc.
Invesco Van Kampen Mid Cap Growth	A	Seeks capital growth.	Invesco Advisers, Inc.
Invesco Van Kampen Value Opportunities	A	Seeks capital growth and income.	Invesco Advisers, Inc.
Janus Overseas	S	Seeks long-term growth of capital.	Janus Capital Management LLC
Neuberger Berman Core Bond	A	Seeks to maximize total return consistent with capital preservation.	Neuberger Berman Management LLC	Neuberger Berman Fixed Income LLC
Neuberger Berman Large Cap Value	Advisor	Seeks growth of capital.	Neuberger Berman Management LLC	Neuberger Berman LLC
Neuberger Berman Socially Responsive	Trust	Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.	Neuberger Berman Management LLC	Neuberger Berman LLC
PIMCO Foreign Bond (U.S. Dollar-Hedged)	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
PIMCO High Yield	A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Prudential Jennison 20/20 Focus	A	The investment seeks long-term growth of capital.	Prudential Investments LLC	Jennison Associates LLC
Prudential Jennison Small Company³	A	The investment seeks capital growth.	Prudential Investments LLC	Jennison Associates LLC
Prudential Small-Cap Value	A	The investment seeks above-average capital appreciation.	Prudential Investments LLC	Quantitative Management Associates LLC
Royce Opportunity	Service	Seeks long-term growth of capital.	Royce & Associates, LLC
Royce Value	Service	Seeks long-term growth of capital.	Royce & Associates, LLC
RS Technology	A	Seeks long-term capital appreciation.	RS Investment Management Co. LLC
RS Value	A	Seeks long-term capital appreciation.	RS Investment Management Co. LLC
T. Rowe Price Capital Appreciation	Advisor	Seeks long-term capital appreciation.	T. Rowe Price Associates, Inc.
T. Rowe Price Growth Stock	R	Seeks long-term growth of capital and, secondarily, increasing dividend income.	T. Rowe Price Associates, Inc.
Wells Fargo Advantage Growth	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Wells Capital Management Inc.
Wells Fargo Advantage Large Cap Core	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Golden Capital Management, LLC
Wells Fargo Advantage Opportunity	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Wells Capital Management Inc.
Wells Fargo Advantage Small Cap Value	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Wells Capital Management Inc.

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Riders Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.

In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.

Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

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The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.	The Annual Stepped Up Death Benefit (as described above); or

4.	The Guaranteed Growth Death Benefit at 5% (as described above).

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.

•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

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•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the

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Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”

Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

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If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”

The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.

If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken

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under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).

The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.

A-6

Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

Waiver of Withdrawal Charge—10 Years or Disability (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge—Hardship (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge—5 Years and Age 59½ (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

•	The Owner is age 59½ or older; and

•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

A-7

Prospectus

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

May 1, 2012

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

6919	32-69190-00 2012/05/01

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Security Benefit Advisor Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”). The Underlying Funds currently available under the Contract are: 1

•	American Century Diversified Bond

•	American Century Equity Income

•	American Century Heritage

•	American Century International Bond

•	American Century International Growth

•	American Century Select

•	American Century Strategic Allocation: Aggressive

•	American Century Strategic Allocation: Conservative

•	American Century Strategic Allocation: Moderate

•	American Century Ultra®

•	Aston/Fairpointe Mid Cap

•	Baron Asset

•	BlackRock Equity Dividend

•	BlackRock Global Allocation

•	BlackRock International Opportunities

•	Blackrock Small Cap Growth Equity

•	Calamos® Growth and Income

•	Calamos® High Yield4

•	Dreyfus Appreciation

•	Dreyfus General Money Market

•	Dreyfus Opportunistic Mid c ap Value

•	Dreyfus Strategic Value

•	Federated Bond

•	Fidelity® Advisor Dividend Growth

•	Fidelity ® Advisor Leveraged Company Stock

•	Fidelity ® Advisor New Insights

•	Fidelity® Advisor Real Estate

•	Fidelity ® Advisor Stock Selector Mid Cap (formerly Fidelity ® Advisor Mid Cap) 2

•	Fidelity® Advisor Value Strategies

•	Goldman Sachs Emerging Markets Equity

•	Goldman Sachs Government Income

•	Guggenheim All Cap Value

•	Guggenheim Floating Rate Strategies

•	Guggenheim High Yield 5

•	Guggenheim Large Cap Concentrated Growth 5

•	Guggenheim Large Cap Core 5

•	Guggenheim Large Cap Value 5

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus carefully and retain it for future reference.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company at 1-800-888-2461.

Expenses for this Contract, if purchased with an Extra Credit Rider or Bonus Match Rider, may be higher than expenses for a contract without an Extra Credit Rider or Bonus Match Rider. The amount of Credit Enhancement, or Bonus Amount and applicable Additional Amounts, may be more than offset by any additional fees and charges.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2012

6919
Protected by U.S. Patent No. 7,251,623 B1.
32-69190-00  2012/05/01

•	Guggenheim Macro Opportunities

•	Guggenheim Managed Futures Strategy

•	Guggenheim Mid Cap Growth 5

•	Guggenheim Mid Cap Value 5

•	Guggenheim MSCI EAFE Equal Weight 5

•	Guggenheim Multi-Hedge Strategies

•	Guggenheim Small Cap Growth 5

•	Guggenheim Small Cap Value

•	Guggenheim Total Return

•	Guggenheim U.S. Intermediate Bond 5

•	Guggenheim U.S. Long Short Momentum 5

•	INTECH U.S. Core (formerly Janus INTECH Risk-Managed Core)

•	Invesco Dynamics

•	Invesco Energy

•	Invesco Gold & Precious Metals

•	Invesco Mid Cap Core Equity

•	Invesco Technology

•	Invesco Van Kampen American Franchise

•	Invesco Van Kampen Comstock

•	Invesco Van Kampen Equity and Income

•	Invesco Van Kampen Mid Cap Growth

•	Invesco Van Kampen Value Opportunities

•	Ivy Asset Strategy

•	Janus Overseas

•	Legg Mason ClearBridge Small Cap Growth

•	Neuberger Berman Large Cap Value (formerly Neuberger Berman Partners)

•	Neuberger Berman Socially Responsive

•	Northern Global Tactical Asset Allocation (formerly Northern Institutional Global Tactical Asset Allocation)

•	Northern Large Cap Growth

•	Northern Large Cap Value

•	Oppenheimer Developing Markets

•	Oppenheimer Discovery

•	Oppenheimer Global

•	Perkins Mid Cap Value

•	PIMCO All Asset

•	PIMCO CommodityRealReturn Strategy

•	PIMCO Emerging Markets Bond

•	PIMCO Foreign Bond (U.S. Dollar-Hedged)

•	PIMCO Low Duration

•	PIMCO Real Return

•	PIMCO Small Cap StocksPLUS ® TR

•	PIMCO Total Return

•	Pioneer Oak Ridge Small Cap Growth

•	Pioneer Strategic Income

•	Prudential Jennison 20/20 Focus

•	Prudential Jennison Mid Cap Growth

•	Prudential Jennison Natural Resources

•	Prudential Jennison Small Company 3

•	Prudential Small-Cap Value

•	RidgeWorth Mid Cap Value Equity

•	Royce Opportunity

•	Royce Value

•	RS Technology

•	RS Value

•	T. Rowe Price Capital Appreciation

•	T. Rowe Price Growth Stock

•	T. Rowe Price Retirement 2010

•	T. Rowe Price Retirement 2015

•	T. Rowe Price Retirement 2020

•	T. Rowe Price Retirement 2025

•	T. Rowe Price Retirement 2030

•	T. Rowe Price Retirement 2035

•	T. Rowe Price Retirement 2040

•	T. Rowe Price Retirement 2045

•	T. Rowe Price Retirement 2050

•	T. Rowe Price Retirement 2055

•	T. Rowe Price Retirement Income

•	Wells Fargo Advantage Large Cap Core

•	Wells Fargo Advantage Opportunity

•	Wells Fargo Advantage Small Cap Value

1
Subaccounts other than those listed above may still be operational, but no longer offered, or not currently offered, as investment options under the Contract. See, in the Summary, “The Separate Account and the Funds.”

2
The Fidelity ® Advisor Stock Selector Mid Cap Subaccount (formerly Fidelity® Advisor Mid Cap Subaccount ) is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount. If you purchased your Contract on or after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.

3
The Prudential Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Prudential Jennison Small Company Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer your Contract Value to the Prudential Jennison Small Company Subaccount.

4
Effective May 15, 2012, the Calamos ® High Yield Fund will change its name to the Calamos ® High Income Fund, and the Calamos ® High Yield Subaccount will be renamed the Calamos ® High Income Subaccount.

5	Effective May 1, 2012, although their legal names will not change the Rydex and Security Funds will be marketed with the name “Guggenheim.” These funds were previously marketed as Rydex | SGI.

2

Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”

This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2012, which has been filed with the Securities and Exchange Commission (“SEC”), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 68 of this Prospectus.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

3

4

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

5

Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Unit — A unit of measure used to calculate Contract Value.

Additional Amount — An amount the Company may add to Contract Value under the Bonus Match Rider.

Administrative Office — The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.

Annuity Start Date — The date when annuity payments begin as elected by the Owner.

Annuity Unit — A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

Bonus Amount — An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code.

Contract  — The flexible purchase payment deferred variable annuity contract described in this Prospectus .

Contract Date — The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contract Debt — The unpaid loan balance including loan interest.

Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Contract Year — Each twelve-month period measured from the Contract Date.

Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.

Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s Estate.

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See “The Fixed Account.”

6

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Participant — A Participant under a Qualified Plan.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Separate Account — The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.

Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (“Qualified Plan”). Please see the discussion under “The Contract” for more detailed information.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

The Separate Account and the Funds — The Separate Account is divided into accounts referred to as Subaccounts. See “Separate Account.”

You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment

7

objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

The Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007, the Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, the RS Partners Subaccount , Fidelity® Advisor International Capital Appreciation Subaccount, Invesco Small Cap Growth Subaccount and Wells Fargo Advantage Growth Subaccount are no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity® Advisor International Capital Appreciation Subaccount after December 31, 2004 , to the RS Partners Subaccount after March 25, 2011, to the Invesco Small Cap Growth Subaccount after July 8, 2011 or to the Wells Fargo Advantage Growth Subaccount after April 23, 2012 .

Effective October 3, 2008, the Guggenheim Alpha Opportunity Subaccount is not available for the allocation of Purchase Payments or the transfer of Contract Value until further notice. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively referred to as “Automatic   Investment Program”). If you had Contract Value in the Guggenheim Alpha Opportunity Subaccount on October 3, 2008, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the Subaccount.

In the event that we receive a request on or after October 3, 2008 to allocate to the Guggenheim Alpha Opportunity Subaccount, we currently anticipate we will handle those transactions as follows:

New Applications. If we receive an application for a Contract with an allocation to the Guggenheim Alpha Opportunity Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to the Guggenheim Alpha Opportunity Subaccount, we will allocate the applicable portion of the payment to the Dreyfus General Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you had in effect an automatic allocation to the Guggenheim Alpha Opportunity Subaccount pursuant to an Automatic Investment Program, those automatic transactions were terminated effective as of the close of business on October 3, 2008. If you wish to set up a new Dollar Cost Averaging Option, or Asset Allocation Option (without the Guggenheim Alpha Opportunity Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Guggenheim Alpha Opportunity Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See “The Fixed Account.”

Purchase Payments — Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See “Purchase Payments.”

Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”

At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals , from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.

The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

8

Optional Riders — Upon your application for the Contract, you may select the Extra Credit at 4% rider. The Company makes this rider available only at issue. You may not terminate the rider after issue. The Extra Credit at 4% rider is available in every state. See the detailed description of the Extra Credit at 4% rider under “Optional Riders.”

Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

For information on riders that are no longer available for purchase, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010 and Appendix B – Riders Available for Purchase Only Prior to July 1, 2012.

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, Bonus Amounts, and Additional Amounts, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and Additional Amounts that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

The Company will also waive the withdrawal charge for Contracts issued on or after July 1, 2012 if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. Effective as of the date of the first withdrawal under the terms of this waiver, no additional Purchase Payments may be made to the Contract. The Company assesses a monthly charge in connection with this waiver feature. This waiver is not optional and the Company will assess the monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms.   This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”

The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts

9

are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain “age,” depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is “age one” in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

Purchase Payment, Bonus Amount, or Additional Amount Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See “Contingent Deferred Sales Charge.”

Charge for Certain Waivers of the Withdrawal Charge. For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge under certain circumstances. The amount of the charge is equal to 0.25%, on an annual basis, of your Contract Value. See “Charge for Certain Waivers of the Withdrawal Charge.”

Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

D uring the Annuity Period , u nder Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See “Mortality and Expense Risk Charge.”

Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value.

For information on rider charges, please see “Optional Rider Expenses” in the Expense Table.

10

Teacher Retirement System of Texas – Limits on Optional Riders. If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select the Extra Credit at 4% Rider.

Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. See “Administration Charge.”

Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See “Account Administration Charge.”

Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the amount of any applicable rider charges.

Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The IRS has also ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.

11

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See “Mortality and Expense Risk Charge.”

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%1
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Account Administration Charge	$302
Net Loan Interest Charge3	2.75%
Charge for Certain Waivers of the Withdrawal Charge (as a percentage of Contract Value)	0.25%4
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.90%5
Annual Administration Charge	0.15%
Maximum Annual Charge for Optional Riders	1.55%6
Total Separate Account Annual Expenses	2.60%
1  The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit
    Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.
2  A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
3  The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.75% plus the charge for Certain Waivers of the Withdrawal Charge and the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%. The highest net cost of a loan is therefore 2.75%, plus the charge for Certain Waivers of the Withdrawal Charge and the amount of any applicable rider charges.
4  For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. During the Annuity Period, we will continue to deduct the monthly charge if Annuity Option 5 or 6 is selected. This waiver is not available for Contracts issued prior to
    July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”
5  The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.90%; $25,000 or more – 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
6  If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% of
    Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

12

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider3	0.55%
Riders Available For Purchase ONLY Prior To July 1, 2012:
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year) 4	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3 % Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider 1	0.25%
7% Guaranteed Growth Death Benefit Rider 1	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%2
Total Protection Rider	0.85%2
3% Extra Credit Rider 3	0.40%
5% Extra Credit Rider 3	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$255
1   Not available to Texas residents.
2   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit
     Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal
     Benefit” and “Total Protection” in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
3   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
4   If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See ”Alternate Withdrawal Charge” in Appendix B – Riders Available for Purchase Only Prior to July 1, 2012.
5   The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract
     Value is $10,000 or more on the date the charge is to be deducted.

13

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses1	0. 77%	3.82%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)2	0.76%	1.55%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses.
     The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2011, and the minimum expenses represent the total annual operating expenses of that
     Underlying Fund with the lowest total operating expenses for the period ended December 31, 2011. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2013.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, the charge for Certain Waivers of the Withdrawal Charge, separate account annual expenses (including a maximum rider charge of 1.55%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,049	$2,214	$3,261	$5,840
If you do not surrender or you annuitize your Contract	$ 425	$1,695	$2,926	$5,840

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. The following information does not include Subaccounts that were not available as of December 31, 2011.

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Equity Income	2011	$12.05	11.97	157,484
	2010	11.09	12.05	148,971
	2009	10.30	11.09	135,324
	2008	13.43	10.30	112,234
	2007	13.77	13.43	108,071
	2006	12.00	13.77	86,777
	2005	12.21	12.00	72,862
	2004	11.31	12.21	29,286
	2003	9.49	11.31	13,942
	2002	9.28	9.49	1,063

14

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Heritage	2011	12.77	11.46	101,137
	2010	10.14	12.77	67,228
	2009	7.72	10.14	56,038
	2008	14.95	7.72	45,288
	2007	10.70	14.95	36,446
	2006	9.52	10.70	18,965
	2005	8.12	9.52	16,848
	2004	7.90	8.12	5,602
	2003	---	7.90	2,900
American Century International Growth	2011	9.06	7.66	168,755
	2010	8.30	9.06	103,890
	2009	6.45	8.30	103,169
	2008	12.28	6.45	110,790
	2007	10.93	12.28	118,433
	2006	9.11	10.93	115,933
	2005	8.38	9.11	76,879
	2004	7.57	8.38	26,679
	2003	---	7.57	10,435
American Century Select	2011	6.87	6.69	75,621
	2010	6.25	6.87	73,928
	2009	4.84	6.25	71,734
	2008	8.35	4.84	69,278
	2007	7.16	8.35	60,269
	2006	7.60	7.16	125,349
	2005	7.85	7.60	109,953
	2004	7.62	7.85	86,670
	2003	6.37	7.62	73,396
	2002	6.42	6.37	209
American Century Strategic Allocation: Aggressive	2011	9.46	8.91	64,439
	2010	8.55	9.46	61,803
	2009	7.09	8.55	50,379
	2008	11.13	7.09	33,935
	2007	10.10	11.13	34,208
	20062	10.00	10.10	99
American Century Strategic Allocation: Conservative	2011	9.66	9.58	70,743
	2010	9.18	9.66	49,086
	2009	8.35	9.18	17,862
	2008	10.34	8.35	18,054
	2007	10.02	10.34	12,667
	20062	10.00	10.02	---
American Century Strategic Allocation: Moderate	2011	9.58	9.25	264,613
	2010	8.86	9.58	198,166
	2009	7.63	8.86	119,469
	2008	10.75	7.63	40,957
	2007	10.08	10.75	397
	20062	10.00	10.08	---

15

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Ultra®	2011	10.07	9.78	34,957
	2010	9.01	10.07	24,537
	2009	6.94	9.01	21,833
	2008	12.41	6.94	19,439
	2007	10.62	12.41	16,290
	2006	11.45	10.62	17,253
	2005	11.68	11.45	11,623
	2004	11.01	11.68	3,827
	2003	---	11.01	283
Aston/Fairpointe Mid Cap	2011	11.52	10.35	107,974
	2010	9.74	11.52	85,902
	2009	6.09	9.74	83,971
	2008	11.08	6.09	72,767
	2007	10.21	11.08	50,601
	20062	10.00	10.21	---
Baron Asset	2011	8.95	8.35	44,511
	2010	7.67	8.95	70,000
	2009	6.06	7.67	31,422
	2008	10.63	6.06	17,023
	2007	10.03	10.63	13,714
	20062	10.00	10.03	325
Calamos® Growth and Income	2011	9.95	9.49	42,175
	2010	9.22	9.95	40,898
	2009	7.00	9.22	30,311
	2008	10.54	7.00	17,123
	2007	10.01	10.54	3,162
	20062	10.00	10.01	5,382
Calamos® High Yield	2011	10.52	10.53	13,261
	2010	9.88	10.52	15,104
	2009	7.01	9.88	5,912
	2008	10.04	7.01	3,461
	2007	10.03	10.04	2,802
	20062	10.00	10.03	---
Dreyfus Appreciation	2011	8.15	8.45	231,081
	2010	7.35	8.15	251,474
	2009	6.32	7.35	252,428
	2008	9.71	6.32	293,790
	2007	9.48	9.71	266,314
	2006	8.48	9.48	225,480
	2005	8.47	8.48	189,162
	2004	8.34	8.47	149,939
	2003	7.20	8.34	84,198
	2002	7.38	7.20	185

16

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Dreyfus General Money Market	2011	8.10	7.79	295,423
	2010	8.42	8.10	236,111
	2009	8.74	8.42	262,487
	2008	8.89	8.74	219,861
	2007	8.86	8.89	131,797
	2006	8.85	8.86	71,401
	2005	8.99	8.85	60,374
	2004	9.31	8.99	52,667
	2003	9.66	9.31	14,420
	2002	9.76	9.66	119
Dreyfus Opportunistic Mid c ap Value	2011	12.56	11.38	51,488
	2010	10.45	12.56	48,100
	2009	6.71	10.45	49,467
	2008	11.60	6.71	41,600
	2007	11.44	11.60	38,170
	2006	10.77	11.44	30,471
	2005	10.36	10.77	22,053
	2004	9.17	10.36	10,376
	2003	6.05	9.17	3,357
	2002	5.92	6.05	190
Dreyfus Strategic Value	2011	10.76	9.70	200,374
	2010	9.73	10.76	176,946
	2009	8.10	9.73	181,378
	2008	13.16	8.10	152,630
	2007	12.93	13.16	110,401
	2006	11.21	12.93	45,524
	2005	10.76	11.21	27,089
	2004	9.52	10.76	12,600
	2003	---	9.52	3,656
Federated Bond	2011	11.21	11.42	96,029
	2010	10.50	11.21	64,403
	2009	8.64	10.50	50,005
	2008	10.01	8.64	19,075
	2007	9.91	10.01	11,358
	20062	10.00	9.91	6,580
Fidelity® Advisor Dividend Growth	2011	8.21	7.18	64,794
	2010	7.05	8.21	56,980
	2009	4.80	7.05	64,406
	2008	8.93	4.80	51,258
	2007	9.26	8.93	47,645
	2006	8.44	9.26	46,600
	2005	8.52	8.44	35,208
	2004	8.42	8.52	25,374
	2003	---	8.42	9,987

17

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Fidelity® Advisor International Capital Appreciation	2011	10.36	8.63	19,585
	2010	9.33	10.36	23,490
	2009	6.24	9.33	24,770
	2008	13.25	6.24	25,248
	2007	13.20	13.25	27,460
	2006	11.99	13.20	59,175
	2005	11.00	11.99	64,197
	2004	10.38	11.00	71,828
	2003	7.66	10.38	62,572
	2002	8.03	7.66	151
Fidelity® Advisor Real Estate	2011	16.13	16.62	38,437
	2010	13.03	16.13	46,638
	2009	9.94	13.03	38,038
	2008	17.31	9.94	35,452
	2007	21.99	17.31	29,403
	2006	16.86	21.99	30,062
	2005	15.12	16.86	17,231
	2004	11.81	15.12	8,756
	2003	---	11.81	557
Fidelity ® Advisor Stock Selector Mid Cap (formerly Fidelity ® Advisor Mid Cap)	2011	10.06	9.17	18,651
	2010	8.45	10.06	23,323
	2009	6.00	8.45	27,207
	2008	13.11	6.00	24,049
	2007	12.45	13.11	25,261
	2006	11.45	12.45	21,368
	2005	11.00	11.45	20,691
	2004	9.87	11.00	16,206
	2003	---	9.87	7,252
Fidelity® Advisor Value Strategies	2011	11.20	9.72	62,092
	2010	9.25	11.20	63,011
	2009	6.07	9.25	70,533
	2008	12.97	6.07	65,678
	2007	12.84	12.97	58,078
	2006	11.54	12.84	54,355
	2005	11.74	11.54	45,222
	2004	10.68	11.74	26,417
	2003	---	10.68	11,170
Goldman Sachs Emerging Markets Equity	2011	10.66	8.15	74,430
	2010	9.55	10.66	77,264
	2009	5.61	9.55	52,731
	2008	12.84	5.61	20,827
	2007	10.45	12.84	8,712
	20062	10.00	10.45	1,079
Goldman Sachs Government Income	2011	10.37	10.61	199,078
	2010	10.30	10.37	182,127
	2009	10.26	10.30	128,307
	2008	10.18	10.26	29,209
	2007	9.91	10.18	32,340
	20062	10.00	9.91	15,610

18

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Alpha Opportunity (formerly Rydex | SGI Alpha Opportunity)	2011	14.06	14.04	15,226
	2010	11.83	14.06	19,563
	2009	9.88	11.83	25,017
	2008	15.83	9.88	39,372
	2007	13.93	15.83	38,594
	2006	12.89	13.93	24,929
	2005	12.50	12.89	18,211
	2004	11.57	12.50	9,287
	2003	---	11.57	42
Guggenheim High Yield (formerly Rydex | SGI High Yield) 4	2011	13.83	12.84	138,833
	2010	12.52	13.83	114,388
	2009	7.63	12.52	132,540
	2008	11.52	7.63	64,515
	2007	11.76	11.52	40,194
	2006	11.09	11.76	31,311
	2005	11.16	11.09	17,880
	2004	10.46	11.16	6,915
	2003	---	10.46	615
Guggenheim Large Cap Concentrated Growth (formerly Rydex | SGI Large Cap Concentrated Growth)	2011	7.66	7.04	18,970
	2010	6.86	7.66	33,750
	2009	5.35	6.86	19,113
	2008	8.88	5.35	19,282
	2007	9.87	8.88	21,383
	2006	10.00	9.87	19,156
Guggenheim Large Cap Core (formerly Rydex | SGI Large Cap Core)	2011	6.45	5.93	16,807
	2010	5.80	6.45	13,591
	2009	4.68	5.80	12,529
	2008	7.79	4.68	11,148
	2007	8.54	7.79	8,153
	2006	7.93	8.54	7,391
	2005	7.94	7.93	5,454
	2004	7.69	7.94	4,501
	2003	---	7.69	1,491
Guggenheim Large Cap Value (formerly Rydex | SGI Large Cap Value)	2011	8.68	8.00	32,368
	2010	7.90	8.68	31,544
	2009	6.46	7.90	27,065
	2008	10.88	6.46	24,495
	2007	10.82	10.88	39,124
	2006	9.31	10.82	61,182
	2005	8.83	9.31	16,387
	2004	8.34	8.83	5,811
	2003	6.82	8.34	2,351
	2002 1	7.01	6.82	58

19

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Mid Cap Growth (formerly Rydex | SGI Mid Cap Growth)	2011	8.26	7.57	69,208
	2010	6.99	8.26	80,024
	2009	5.08	6.99	78,685
	2008	8.88	5.08	62,550
	2007	10.25	8.88	61,791
	2006	10.19	10.25	59,809
	2005	9.90	10.19	45,518
	2004	9.39	9.90	25,683
	2003	---	9.39	8,214
Guggenheim Mid Cap Value (formerly Rydex | SGI Mid Cap Value)	2011	18.23	16.27	166,020
	2010	16.25	18.23	174,108
	2009	12.04	16.25	187,034
	2008	17.20	12.04	178,993
	2007	17.71	17.20	175,670
	2006	16.02	17.71	163,991
	2005	14.39	16.02	146,052
	2004	11.80	14.39	109,248
	2003	8.08	11.80	67,622
	2002 1	8.14	8.08	1,419
Guggenheim MSCI EAFE Equal Weight (formerly Rydex | SGI MSCI EAFE Equal Weight)	2011	9.99	8.07	226,593
	2010	9.04	9.99	217,103
	2009	7.85	9.04	201,241
	2008	13.21	7.85	186,078
	2007	12.35	13.21	163,241
	2006	11.01	12.35	161,225
	2005	10.13	11.01	127,016
	2004	8.93	10.13	82,366
	2003	6.56	8.93	67,706
	2002 1	6.91	6.56	176
Guggenheim Small Cap Growth (formerly Rydex | SGI Small Cap Growth)	2011	8.23	7.71	20,734
	2010	6.71	8.23	19,605
	2009	5.25	6.71	21,033
	2008	10.49	5.25	19,851
	2007	10.41	10.49	18,114
	2006	10.36	10.41	19,024
	2005	10.09	10.36	12,285
	2004	9.03	10.09	4,363
	2003	6.06	9.03	3,120
	2002 1	5.99	6.06	250
Guggenheim U.S. Intermediate Bond (formerly Rydex | SGI U.S. Intermediate Bond)	2011	9.33	9.60	95,494
	2010	9.15	9.33	112,594
	2009	8.60	9.15	93,548
	2008	10.08	8.60	23,135
	2007	10.24	10.08	26,267
	2006	10.27	10.24	31,577
	2005	10.52	10.27	47,422
	2004	10.58	10.52	39,926
	2003	10.71	10.58	41,660
	2002 1	10.62	10.71	81

20

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim U.S. Long Short Momentum (formerly Rydex | SGI U.S. Long Short Momentum)	2011	12.55	11.24	68,533
	2010	11.78	12.55	57,586
	2009	9.62	11.78	44,885
	2008	16.73	9.62	58,847
	2007	14.28	16.73	62,937
	2006	13.34	14.28	55,493
	2005	12.15	13.34	38,738
	2004	11.45	12.15	4,039
	2003	---	11.45	115
INTECH U.S. Core (formerly Janus INTECH Risk-Managed Core)	2011	8.34	8.39	7,009
	2010	7.47	8.34	8,411
	2009	6.34	7.47	5,157
	2008	10.30	6.34	842
	2007	10.08	10.30	1,433
	2006 2	10.00	10.08	212
Invesco Dynamics	2011	7.66	7.04	9,323
	2010	6.45	7.66	10,583
	2009	4.69	6.45	8,954
	2008	9.22	4.69	8,812
	2007	8.53	9.22	16,305
	2006	7.62	8.53	10,386
	2005	7.18	7.62	4,454
	2004	6.69	7.18	4,130
	2003	5.04	6.69	5,424
	2002	4.86	5.04	265
Invesco Mid Cap Core Equity	2011	11.91	10.74	84,355
	2010	11.01	11.91	85,401
	2009	8.79	11.01	76,343
	2008	12.60	8.79	63,060
	2007	11.92	12.60	58,907
	2006	11.16	11.92	96,433
	2005	10.80	11.16	98,386
	2004	9.87	10.80	81,683
	2003	---	9.87	59,018
Invesco Small Cap Growth	2011	9.97	9.47	54,811
	2010	8.21	9.97	65,603
	2009	6.35	8.21	74,846
	2008	10.78	6.35	85,957
	2007	10.06	10.78	60,162
	2006	9.15	10.06	56,603
	2005	8.79	9.15	44,154
	2004	8.55	8.79	31,422
	2003	---	8.55	7,945

21

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco Technology	2011	4.88	4.54	50,606
	2010	4.20	4.88	55,599
	2009	2.76	4.20	68,499
	2008	5.18	2.76	91,597
	2007	5.02	5.18	86,262
	2006	4.74	5.02	80,330
	2005	4.85	4.74	58,015
	2004	4.89	4.85	25,559
	2003	---	4.89	12,296
Invesco Van Kampen American Franchise 8	2011	6.57	5.88	67,250
	2010	5.83	6.57	66,560
	2009	4.85	5.83	74,705
	2008	8.15	4.85	83,742
	2007	7.33	8.15	78,970
	2006	7.12	7.33	74,472
	2005	7.18	7.12	49,493
	2004	7.16	7.18	36,104
	2003	5.94	7.16	11,028
	2002	6.08	5.94	247
Invesco Van Kampen Comstock	2011	8.90	8.39	280,999
	2010	8.01	8.90	232,910
	2009	6.43	8.01	247,977
	2008	10.43	6.43	324,281
	2007	11.06	10.43	276,143
	2006	9.90	11.06	294,804
	2005	9.88	9.90	242,756
	2004	8.74	9.88	156,796
	2003	6.94	8.74	87,488
	20021	6.83	6.94	166
Invesco Van Kampen Equity and Income	2011	11.10	10.54	262,087
	2010	10.27	11.10	242,739
	2009	8.65	10.27	232,006
	2008	11.95	8.65	177,395
	2007	12.04	11.95	172,895
	2006	11.12	12.04	152,412
	2005	10.72	11.12	96,696
	2004	9.98	10.72	52,306
	2003	8.49	9.98	16,063
	20021	8.51	8.49	640
Invesco Van Kampen Mid Cap Growth3	2011	8.32	7.27	14,928
	2010	6.79	8.32	14,228
	2009	4.43	6.79	17,186
	2008	10.00	4.43	16,153

22

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco Van Kampen Value Opportunities 7	2011	7.02	6.52	35,302
	2010	6.83	7.02	37,141
	2009	4.69	6.83	39,593
	2008	10.12	4.69	40,127
	2007	10.41	10.12	35,213
	2006	9.56	10.41	31,428
	2005	9.42	9.56	22,702
	2004	8.83	9.42	18,419
	2003	6.87	8.83	7,340
	2002	7.08	6.87	711
Janus Overseas	2011	11.42	7.37	277,410
	2010	9.98	11.42	279,369
	2009	6.11	9.98	225,754
	2008	12.47	6.11	174,579
	2007	10.28	12.47	94,946
	20062	10.00	10.28	781
Neuberger Berman Large Cap Value (formerly Neuberger Berman Partners )	2011	8.03	6.83	47,947
	2010	7.26	8.03	39,738
	2009	4.85	7.26	30,966
	2008	10.54	4.85	7,320
	2007	9.99	10.54	1,547
	20062	10.00	9.99	---
Neuberger Berman Socially Responsive	2011	9.41	8.78	31,063
	2010	7.99	9.41	18,940
	2009	6.37	7.99	13,323
	2008	10.84	6.37	8,614
	2007	10.51	10.84	3,893
	2006	10.00	10.51	2,407
Northern Global Tactical Asset Allocation (formerly Northern Institutional Global Tactical Asset Allocation )	2011	10.60	10.20	19,872
	2010	9.95	10.60	16,872
	2009	8.61	9.95	14,058
	2008	11.36	8.61	10,358
	2007	11.32	11.36	9,456
	2006	10.94	11.32	6,904
	2005	10.88	10.94	5,547
	2004	10.72	10.88	3,846
	2003	---	10.72	105
Northern Large Cap Growth	2011	10.15	9.71	23,623
	2010	9.16	10.15	10,883
	2009	7.41	9.16	9,116
	2008	12.93	7.41	9,575
	2007	11.40	12.93	6,157
	2006	10.97	11.40	4,087
	2005	10.98	10.97	4,553
	2004	10.95	10.98	294
	2003	---	10.95	169

23

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Northern Large Cap Value	2011	10.96	9.60	12,799
	2010	10.05	10.96	13,363
	2009	8.33	10.05	13,405
	2008	13.12	8.33	16,346
	2007	14.16	13.12	16,579
	2006	12.34	14.16	16,307
	2005	12.42	12.34	11,163
	2004	11.65	12.42	5,926
	2003	---	11.65	37
PIMCO All Asset	2011	10.42	10.18	66,644
	2010	9.61	10.42	81,500
	2009	8.21	9.61	73,871
	2008	10.17	8.21	16,190
	2007	9.83	10.17	335
	20062	10.00	9.83	---
PIMCO Foreign Bond (U.S. Dollar-Hedged)	2011	10.85	11.07	62,479
	2010	10.41	10.85	45,729
	2009	9.16	10.41	33,592
	2008	9.82	9.16	17,540
	2007	9.89	9.82	4,030
	20062	10.00	9.89	4,243
PIMCO Real Return	2011	10.76	11.47	284,963
	2010	10.45	10.76	206,303
	2009	9.20	10.45	212,774
	2008	10.29	9.20	225,526
	2007	9.66	10.29	142,940
	2006	10.08	9.66	140,952
	2005	10.29	10.08	127,351
	2004	9.87	10.29	26,708
	2003	---	9.87	965
PIMCO Total Return	2011	11.26	11.21	388,210
	2010	10.83	11.26	374,465
	2009	9.96	10.83	274,846
	2008	9.95	9.96	188,369
	2007	9.56	9.95	96,431
	2006	9.62	9.56	65,976
	2005	9.80	9.62	42,523
	2004	9.76	9.80	19,758
	2003	---	9.76	602
Prudential Jennison 20/20 Focus	2011	9.60	8.87	176,664
	2010	9.30	9.60	151,432
	2009	6.15	9.30	98,709
	2008	10.61	6.15	41,145
	2007	10.03	10.61	7,764
	20062	10.00	10.03	---

24

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Prudential Jennison Small Company	2011	9.86	9.30	15,969
	2010	8.16	9.86	11,777
	2009	6.21	8.16	9,712
	2008	10.43	6.21	7,349
	2007	9.90	10.43	7,345
	20062	10.00	9.90	13,421
Prudential Small-Cap Value6	2011	7.82	7.65	20,738
	2010	6.51	7.82	6,934
	2009	5.77	6.51	6,030
	2008	9.34	5.77	3,046
	2007	10.00	9.34	45
	20062	10.00	10.00	---
Royce Opportunity	2011	9.86	8.24	30,589
	2010	7.69	9.86	10,990
	2009	4.94	7.69	5,746
	2008	9.47	4.94	9,296
	2007	10.08	9.47	5,997
	20062	10.00	10.08	729
Royce Value	2011	10.46	9.31	82,988
	2010	8.70	10.46	72,618
	2009	6.25	8.70	49,640
	2008	9.88	6.25	29,081
	2007	9.90	9.88	12,314
	20062	10.00	9.90	---
RS Partners	2011	17.27	15.35	70,186
	2010	14.04	17.27	85,538
	2009	10.16	14.04	87,305
	2008	17.21	10.16	86,637
	2007	18.60	17.21	82,691
	2006	17.39	18.60	81,393
	2005	16.15	17.39	68,570
	2004	12.74	16.15	40,435
	2003	---	12.74	1,087
RS Technology	2011	12.22	10.36	8,008
	2010	9.34	12.22	13,111
	2009	5.54	9.34	12,925
	2008	11.74	5.54	2,096
	2007	9.98	11.74	956
	20062	10.00	9.98	---
RS Value	2011	9.07	7.76	92,698
	2010	7.51	9.07	79,539
	2009	5.66	7.51	67,080
	2008	10.10	5.66	39,545
	2007	10.12	10.10	6,756
	20062	10.00	10.12	139

25

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
T. Rowe Price Capital Appreciation	2011	9.86	9.76	92,426
	2010	9.01	9.86	81,420
	2009	7.06	9.01	60,996
	2008	10.11	7.06	42,826
	2007	10.09	10.11	8,335
	20062	10.00	10.09	281
T. Rowe Price Growth Stock	2011	9.06	8.59	127,459
	2010	8.10	9.06	213,636
	2009	5.91	8.10	138,321
	2008	10.68	5.91	117,517
	2007	10.11	10.68	56,336
	20062	10.00	10.11	14,530
Wells Fargo Advantage Growth	2011	8.99	9.33	111,053
	2010	7.40	8.99	52,065
	2009	5.22	7.40	46,329
	2008	9.10	5.22	46,037
	2007	7.42	9.10	23,223
	2006	7.14	7.42	12,735
	2005	6.66	7.14	7,657
	2004	6.10	6.66	3,543
	2003	---	6.10	2,683
Wells Fargo Advantage Large Cap Core 5	2011	6.69	6.43	31,729
	2010	5.80	6.69	21,847
	2009	4.93	6.60	16,158
	2008	8.44	4.93	8,069
	2007	8.57	8.44	7,123
	2006	7.71	8.57	6,079
	2005	8.15	7.71	5,562
	2004	7.79	8.15	7,157
	2003	---	7.79	5,029
Wells Fargo Advantage Opportunity	2011	10.05	9.00	70,287
	2010	8.61	10.05	26,101
	2009	6.08	8.61	23,333
	2008	10.60	6.08	14,417
	2007	10.50	10.60	7,552
	2006	9.76	10.50	6,483
	2005	9.47	9.76	5,236
	2004	8.39	9.47	4,506
	2003	6.35	8.39	3,347
	20021	6.35	6.35	237

26

Subaccount	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Wells Fargo Advantage Small Cap Value	2011	18.13	16.12	110,263
	2010	15.79	18.13	116,590
	2009	10.82	15.79	107,124
	2008	18.25	10.82	94,024
	2007	17.21	18.25	74,412
	2006	15.85	17.21	74,042
	2005	14.35	15.85	67,149
	2004	12.45	14.35	52,532
	2003	8.72	12.45	54,273
	20021	8.73	8.72	137
1    For the period September 3, 2002 (date of inception) through December 31, 2002.
2    For the period December 1, 2006 (date of inception) through December 31, 2006.
3    Effective July 11, 2008, the Van Kampen Aggressive Growth Fund merged into the Van Kampen Mid Cap Growth Fund. The values in the table for periods prior to the merger reflect investment in the Van Kampen Aggressive Growth Fund.
4    Effective July 25, 2008, the Security Income Opportunity Fund merged into the Security High Yield Fund. The values in the table for periods prior to the merger reflect investment in the
Security Income Opportunity Fund.
5    Effective July 16, 2010, the Wells Fargo Advantage Large Company Core Fund merged into the Wells Fargo Advantage Large Cap Core Fund. The values in the table for periods prior to the merger reflect investment in the Wells Fargo Advantage Large Company Core Fund.
6    Effective April 15, 2011, the Prudential Small-Cap Core Equity Fund merged into the Prudential Small-Cap Value Fund. The values in the table for periods prior to the merger reflect investment in the Prudential Small-Cap Core Equity Fund.
7    Effective May 23, 2011, the Invesco Basic Value Fund merged into the Invesco Van Kampen Value Opportunities Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Basic Value Fund.
8    Effective May 23, 2011, the Invesco Large Cap Growth Fund merged into the Invesco Van Kampen American Franchise Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Large Cap Growth Fund.

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2011, the Company had total assets of approximately $ 10.7 billion.

Please note that the Company’s audited 2009 financial statements, prepared according to U.S. generally accepted accounting principles (GAAP), have been restated to correct an error in the recognition of the deferred income tax impact related to the other-than-temporary investment impairments, as discussed in Note 1 to the financial statements that appear in the Statement of Additional Information (“SAI”). The effect of the adjustment was a decrease in other comprehensive income and deferred income tax assets of $28,727,000 as of December 31, 2009. Accordingly, other comprehensive income and deferred income tax assets in the Company’s audited GAAP financial statements that appeared in the May 1, 2010 SAI were overstated by this amount.

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative

27

financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Substitution of Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.

Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

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Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

12b-1 Fees. The Company and/or its subsidiary, Security Distributors, Inc. (“SDI”), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

The Company receives a $15.00 annual fee payment per participant invested in the Dreyfus Appreciation fund. The Company also receives a $12.00 annual fee payment per participant invested in the Oppenheimer funds.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company

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also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in,

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among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

Optional Riders — Upon your application for the Contract, you may select the Extra Credit at 4% rider. The Company makes this rider available only at issue. You cannot change or cancel the rider after it is issued. The Extra Credit at 4% rider is available in every state.

For information on riders that are no longer available for purchase, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010 and Appendix B – Riders Available for Purchase Only Prior to July 1, 2012.

Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

Extra Credit — This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.

This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider’s date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the Free Withdrawal Amount, by

2.	Contract Value immediately prior to the withdrawal.

The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of

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your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge” in Appendix B – Riders Available for Purchase Only Prior to July 1, 2012. Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders in Appendix A and B.

The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.

Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers’ current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.

Riders Available for Purchase Only Prior to February 1, 2010 or July 1, 2012 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix A – Riders Available For Purchase Only Prior To February 1, 2010 and Appendix B – Riders Available For Purchase Only Prior To July 1, 2012 for descriptions of these riders.

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Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative’s broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or

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more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.

You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.”

Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

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Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

The Company generally effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”

You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”

The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of

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previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

•	the total dollar amount being transferred;

•	the number of transfers you made within a period of time ;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.

In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

Subaccount	Number of Round Trip Transfers
Federated Bond	2 1
Prudential Jennison 20/20 Focus, Prudential Jennison Mid Cap Growth, Prudential Jennison Natural Resources, Prudential Jennison Small Company 3 , Prudential Small-Cap Value	2 2
RidgeWorth Mid Cap Value Equity	2 2
1    Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
2    Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
3    You may transfer Contract Value to the Prudential Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. We included transfers made during the 30, 60, or 90 day period prior to May 1, 2012 when enforcing this policy. For example, if you transferred money out of the Guggenheim Mid Cap Value subaccount on April 16, 2012, the 30 day restriction began on April 17, 2012 and ended on May 16, 2012, which means you could transfer back into the Guggenheim Mid Cap Value Subaccount on May 17, 2012. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

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Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Diversified Bond, American Century Equity Income, American Century Heritage, American Century International Bond, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate, American Century Ultra
30 days
Aston/Fairpointe Mid Cap	30 days
Baron Asset	90 days
BlackRock Equity Dividend, BlackRock Global Allocation, BlackRock International Opportunities, BlackRock Small Cap Growth Equity	30 days
Calamos ® Growth and Income, Calamos ® High Yield	30 days
Dreyfus Appreciation, Dreyfus Opportunistic Midcap Value, Dreyfus Strategic Value	60 days
Dreyfus General Money Market	Unlimited
Fidelity ® Advisor Dividend Growth, Fidelity ® Advisor Leveraged Company Stock, Fidelity ® Advisor New Insights, Fidelity ® Advisor Real Estate, Fidelity ® Advisor Stock Selector Mid Cap 1 , Fidelity ® Advisor Value Strategies
60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim All Cap Value, Guggenheim Floating Rate Strategies, Guggenheim High Yield, Guggenheim Large Cap Concentrated Growth, Guggenheim Large Cap Core, Guggenheim Large Cap Value, Guggenheim Macro Opportunities, Guggenheim Managed Futures Strategy, Guggenheim Mid Cap Growth, Guggenheim Mid Cap Value, Guggenheim MSCI EAFE Equal Weight, Guggenheim Multi-Hedge Strategies, Guggenheim Small Cap Growth, Guggenheim Small Cap Value, Guggenheim Total Return, Guggenheim U.S. Intermediate Bond, Guggenheim U.S. Long Short Momentum
30 days
INTECH U.S. Core	30 days
Invesco Dynamics, Invesco Energy, Invesco Gold & Precious Metals, Invesco Mid Cap Core Equity, Invesco Technology, Invesco Van Kampen American Franchise, Invesco Van Kampen Comstock, Invesco Van Kampen Equity and Income, Invesco Van Kampen Mid Cap Growth, Invesco Van Kampen Value Opportunities
30 days
Ivy Asset Strategy	60 days
Janus Overseas	30 days
Legg Mason ClearBridge Small Cap Growth	30 days
Neuberger Berman Large Cap Value, Neuberger Berman Socially Responsive	30 days
Northern Global Tactical Asset Allocation, Northern Large Cap Growth, Northern Large Cap Value,	60 days
Oppenheimer Developing Markets, Oppenheimer Discovery, Oppenheimer Global	30 days
Perkins Mid Cap Value	30 days
PIMCO All Asset, PIMCO CommodityRealReturn Strategy, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Low Duration, PIMCO Real Return, PIMCO Small Cap StocksPLUS, PIMCO Total Return
30 days
Pioneer Oak Ridge Small Cap Growth, Pioneer Strategic Income	30 days
Royce Opportunity, Royce Value	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
RS Partners 2 , RS Technology, RS Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, T. Rowe Price Retirement 2010, T. Rowe Price Retirement 2015, T. Rowe Price Retirement 2020, T. Rowe Price Retirement 2025, T. Rowe Price Retirement 2030, T. Rowe Price Retirement 2035, T. Rowe Price Retirement 2040, T. Rowe Price Retirement 2045, T. Rowe Price Retirement 2050, T. Rowe Price Retirement 2055, T. Rowe Price Retirement Income
30 days
Wells Fargo Advantage Large Cap Core, Wells Fargo Advantage Opportunity, Wells Fargo Advantage Small Cap Value	60 days
1 You may transfer Contract Value to the Fidelity ® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
2 You may transfer Contract Value to the RS Partners Subaccount only if you purchased your Contract prior to March 25, 2011.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions or the number of "round trip transfers” into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts

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with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value — Your Contract Value will vary to a degree that depends upon several factors, including

•	Investment performance of the Subaccounts to which you have allocated Contract Value,

•	Interest credited to the Fixed Account,

•	Payment of Purchase Payments,

•	The amount of any outstanding Contract Debt,

•	Full and partial withdrawals (including systematic withdrawals), and

•	Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

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Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, Bonus Amounts, and Additional Amounts allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders (other than the Bonus Match Rider) (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment . The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal

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Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charges on partial withdrawals (including systematic withdrawals) from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax require-

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ments and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”

If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.

The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”

Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different

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persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.

If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of any Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1.
The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010, as well as the discussion of the Annual Stepped Up Death Benefit in Appendix B – Riders Available for Purchase Only Prior to July 1, 2012. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.

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Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Amounts, then Additional Amounts in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments, Bonus Amounts, and Additional Amounts for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

The Company will also waive the withdrawal charge for Contracts issued on or after July 1, 2012 if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. Effective as of the date of the first withdrawal under the terms of this waiver, no additional Purchase Payments may be made to the Contract. The Company assesses a monthly charge in connection with this waiver feature. This waiver is not optional, and the Company will assess the monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms.   This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”

The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain “age,” depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is “age one” in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

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Purchase Payment, Bonus Amount, or Additional Amount Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Charge for Certain Waivers of the Withdrawal Charge — For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge in the event: (1) the Contract has been in force for 10 or more Contract Years at the time of withdrawal and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. The amount of the charge is equal to 0.25%, on an annual basis, of your Contract Value. The Company will deduct the monthly charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly charge for the life of the Contract if you elect Annuity Option 5 or 6. The Company will deduct the monthly charge even if the waiver is not being provided.

Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

D uring the Annuity Period, under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk

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charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

Account Administration Charge — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the amount of any applicable rider charges. (For loans issued prior to May 1, 2006, the net cost of a loan was 2.5%, plus the amount of any applicable rider charges.)

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the

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administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. Currently, only the Extra Credit at 4% rider is available for purchase. The Company makes this rider available only at issue.

The Company deducts a monthly charge from Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.

As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix A – Riders Available for Purchase Only Prior to February 1, 2010 and Appendix B – Riders Available for Purchase Only Prior to July 1, 2012.

Teacher Retirement System of Texas – Limits on Optional Riders — If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select the Extra Credit at 4% rider.

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider3	0.55%
Riders Available For Purchase ONLY Prior To July 1, 2012:
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year) 4	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider 1	0.25%
7% Guaranteed Growth Death Benefit Rider 1	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%

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Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Guaranteed Minimum Withdrawal Benefit Rider	0.45%2
Total Protection Rider	0.85%2
3% Extra Credit Rider 3	0.40%
5% Extra Credit Rider 3	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$255
1   Not available to Texas residents.
2   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45%
     for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total
     Protection” in Appendix A – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
3   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
4   If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See ”Alternate Withdrawal Charge” in Appendix B – Riders Available for Purchase Only Prior to July 1, 2012.
5   The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your
     Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms—either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable

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premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity . In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.

Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.

An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

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Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider you may apply the Minimum Income Benefit to purchase a (fixed) Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.

Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

Option 4 —

A.      Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

B.      Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½% in lieu of the rate described above.

Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.

Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.

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Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be

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no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant.

The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.

The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.

Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration

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of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”

If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes and the account administration, optional Rider and withdrawal charges, as well as the charge for Certain Waivers of the Withdrawal Charge, will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, the charge for Certain Waivers of the Withdrawal Charge and any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”

If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of

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Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”

Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal benefit (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

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The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

If, pursuant to SEC rules, the Dreyfus General Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Dreyfus General Money Market Subaccount until the Fund is liquidated.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.

When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to 5.75% plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.25% + 0.55%). Because the Contract Value maintained in the Loan Account (which will earn 3.0% on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the amount of any applicable rider charges.

Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current

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instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

You should consult with your tax adviser on the effect of a loan.

Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”

Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue

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Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.

Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract. In addition, we may assess a different withdrawal charge on contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract. In addition, as provided in IRS regulations, we inform you that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

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Tax Status of the Company and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.

The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

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The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½ or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.

A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.

Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions

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will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”

Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.

IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $5,000.

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ( $92,000 for a married couple filing a joint return and $58,000 for a single taxpayer in 2012 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $173,000 and $183,000 . Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70½—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.

Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $110,000 to $125,000 in adjusted gross income ( $173,000 to $183,000 for married filing joint returns). Also the

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taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the amount must be distributed by the end of the fifth full calendar year after death of the Contractowner.

Rollovers. A “rollover” is the tax-free transfer of a distribution from one ”eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.

If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid to the employee in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.

For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals

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from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”

Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

Eligible rollover distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Other Tax Considerations —

Federal Estate Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable

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distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts . Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management

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believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may

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delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By signing the application, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations — The Prospectus and Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.

Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. (“SDI”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDI’s ability to perform its contract with the Separate Account.

Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2011, 2010, and 2009, the amounts paid to SDI in connection with all contracts sold through the Separate Account were $ 4,667,861.92 , $6,381,417.45, and $8,803,783.32, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling

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Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.

The following list sets forth the names of Selling Broker-Dealers that received additional compensation from the Company in 2011 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): OFG Financial Services, Inc., PlanMember Securities Corporation,   TransAmerica Financial Advisors, Inc., Cambridge Investment, Silver Oak Securities, Inc., KMS Financial Services, Inc., Legend Equities Corporation, Lincoln Investment Planning, Inc., Northern Lights Distributors, LLC, Geneos Wealth Management, Inc., and GWN Securities, Inc.

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

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Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Dreyfus General Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yields of the Dreyfus General Money Market Subaccount may also be extremely low and possibly negative.

For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, the charge for Certain Waivers of the Withdrawal Charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

Although the Contract was not available for purchase until September 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of Variable Annuity Account XIV – Security Benefit Advisor Variable Annuity at December 31, 2011, and for each of the specified periods ended December 31, 2011 and 2010, or for such portions of such periods, are included in the Statement of Additional Information.

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Table of Contents for Statement of Additional Information

The Statement of Additional Information for the Security Benefit Advisor Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY

Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

Section 403(b)

Roth 403(b)

Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that the investment objective(s) of any Underlying Fund will be met.

The information below is only a summary. More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus and may be obtained by calling 1-800-888-2461.

Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century Diversified Bond	A	The investment seeks a high level of income.	American Century Investment Mgmt, Inc.
American Century Equity Income	A	The investment seeks current income; capital appreciation is a secondary consideration.	American Century Investment Mgmt, Inc.
American Century Heritage	A	The investment seeks long-term capital growth.	American Century Investment Mgmt, Inc.
American Century International Bond	A	The investment seeks high total return.	American Century Investment Mgmt, Inc.
American Century International Growth	A	The investment seeks capital growth.	American Century Investment Mgmt, Inc.
American Century Select	A	The investment seeks long-term capital growth.	American Century Investment Mgmt, Inc.
American Century Strategic Allocation: Aggressive	A	The investment seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt, Inc.	American Century Glb Invst Mngmnt, Inc.
American Century Strategic Allocation: Conservative	A	The investment seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt, Inc.	American Century Glb Invst Mngmnt, Inc.

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century Strategic Allocation: Moderate	A	The investment seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt, Inc.
American Century Ultra ®	A	The investment seeks long-term capital growth.	American Century Investment Mgmt, Inc.
Aston/Fairpointe Mid Cap	N	The investment seeks long-term total return through capital appreciation.	Aston Asset Management, LP	Fairpointe Capital LLC
Baron Asset	Retail	The investment seeks capital appreciation.	BAMCO Inc
BlackRock Equity Dividend	A	The investment seeks long-term total return and current income.	BlackRock Advisors LLC	BlackRock Investment Management, LLC
BlackRock Global Allocation	A	The investment seeks to provide high total investment return.	BlackRock Advisors LLC	BlackRock International, Ltd.; BlackRock Investment Management, LLC
BlackRock International Opportunities	A	The investment seeks long-term capital appreciation.	BlackRock Advisors LLC	BlackRock International, Ltd.
BlackRock Small Cap Growth Equity	A	The investment seeks long-term capital appreciation.	BlackRock Advisors LLC
Calamos ® Growth and Income	A	Seeks high long-term total return through capital appreciation and current income.	Calamos Advisors LLC
Calamos ® High Yield	A	Seeks the highest level of current income obtainable with reasonable risk, capital gain is a secondary objective.	Calamos Advisors LLC
Dreyfus Appreciation	N/A	Seeks long-term growth consistent with the preservation of capital; current income is a secondary consideration.	The Dreyfus Corporation	Fayez Sarofim & Co.
Dreyfus General Money Market	B	Seeks as high a level of current income as is consistent with the preservation of capital.	The Dreyfus Corporation
Dreyfus Opportunistic Midcap Value	A	Seeks to surpass the performance of the Russell Mid cap Value Index.	The Dreyfus Corporation
Dreyfus Strategic Value	A	Seeks capital appreciation.	The Dreyfus Corporation
Federated Bond	A	The investment seeks to provide as high a level of current income as is consistent with the preservation of capital.	Federated Investment Management Company
Fidelity ® Advisor Dividend Growth	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor International Capital Appreciation¹	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor Leveraged Company Stock	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Fidelity ® Advisor New Insights	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC); Fidelity FundsNetwork
Fidelity ® Advisor Real Estate	T	The investment seeks above-average income and long-term capital growth, consistent with reasonable investment risk.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor Stock Selector Mid Cap	T	The investment seeks long-term growth of capital.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Fidelity ® Advisor Value Strategies	T	The investment seeks capital appreciation.	Fidelity Management & Research Company	Fidelity Management & Research (UK) Inc.; Fidelity Management & Research (HK) Ltd; Fidelity Management & Rsrch (Japan) Inc.; FMR Co., Inc. (FMRC)
Goldman Sachs Emerging Markets Equity	Service	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs Government Income	Service	Seeks current income consistent with safety of principal.	Goldman Sachs Asset Management, L.P.
Guggenheim All Cap Value	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Alpha Opportunity	A	The investment seeks long-term growth of capital.	Guggenheim Investments	Mainstream Investment Advisers LLC
Guggenheim Floating Rate Strategies	A	The investment seeks provide a high level of current income while maximizing total return.	Guggenheim Investments	Guggenheim Partners Asset Mgmt, Inc.
Guggenheim High Yield	A	The investment seeks high current income; capital appreciation is a secondary objective.	Guggenheim Investments
Guggenheim Large Cap Concentrated Growth	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Large Cap Core	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Large Cap Value	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Macro Opportunities	A	The investment seeks total return, comprised of current income and capital appreciation.	Guggenheim Investments	Guggenheim Partners Asset Mgmt, Inc.
Guggenheim Managed Futures Strategy	H	The investment seeks to achieve positive absolute returns.	Guggenheim Investments
Guggenheim Mid Cap Growth	A	The investment seeks capital appreciation.	Guggenheim Investments

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Guggenheim Mid Cap Value	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim MSCI EAFE Equal Weight	A	The investment seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index.	Guggenheim Investments
Guggenheim Multi-Hedge Strategies	H	The investment seeks long-term capital appreciation with less risk than traditional equity funds.	Guggenheim Investments
Guggenheim Small Cap Growth	A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim Small Cap Value	A	The investment seeks long-term capital appreciation.	Guggenheim Investments
Guggenheim Total Return	A	The investment seeks total return, comprised of current income and capital appreciation.	Guggenheim Investments	Guggenheim Partners Asset Mgmt, Inc.
Guggenheim U.S. Intermediate Bond	A	The investment seeks to provide current income.	Guggenheim Investments
Guggenheim U.S. Long Short Momentum	H	The investment seeks long-term capital appreciation.	Guggenheim Investments
INTECH U.S. Core	S	Seeks long-term growth of capital.	Janus Capital Management LLC	INTECH Investment Management LLC
Invesco Dynamics	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Energy	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Gold & Precious Metals	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Mid Cap Core Equity	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Small Cap Growth	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Technology	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Van Kampen American Franchise	A	Seeks long-term capital appreciation.	Invesco Advisers, Inc.
Invesco Van Kampen Comstock	A	Seeks capital growth and income.	Invesco Advisers, Inc.
Invesco Van Kampen Equity and Income	A	Seeks the highest possible income; long-term growth of capital is a secondary consideration.	Invesco Advisers, Inc.
Invesco Van Kampen Mid Cap Growth	A	Seeks capital growth.	Invesco Advisers, Inc.
Invesco Van Kampen Value Opportunities	A	Seeks capital growth and income.	Invesco Advisers, Inc.
Ivy Asset Strategy	A	The investment seeks to provide total return.	Ivy Investment Management Co
Janus Overseas	S	Seeks long-term growth of capital.	Janus Capital Management LLC
Legg Mason ClearBridge Small Cap Growth	A	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Neuberger Berman Large Cap Value	Advisor	Seeks growth of capital.	Neuberger Berman Management LLC	Neuberger Berman LLC
Neuberger Berman Socially Responsive	Trust	Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.	Neuberger Berman Management LLC	Neuberger Berman LLC

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Northern Global Tactical Asset Allocation	A	Seeks long-term capital appreciation and current income.	Northern Trust Investments, Inc.
Northern Large Cap Growth	N/A	Seeks long-term capital appreciation.	Northern Trust Investments, Inc.
Northern Large Cap Value	N/A	Seeks long-term capital appreciation.	Northern Trust Investments, Inc.
Oppenheimer Developing Markets	A	Seeks capital appreciation aggressively.	OppenheimerFunds, Inc.
Oppenheimer Discovery	A	Seeks capital appreciation.	OppenheimerFunds, Inc.
Oppenheimer Global	A	Seeks capital appreciation.	OppenheimerFunds, Inc.
Perkins Mid Cap Value	S	Seeks capital appreciation.	Janus Capital Management LLC	Perkins Investment Management LLC
PIMCO All Asset	R	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO CommodityRealReturn Strategy	A	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO Emerging Markets Bond	A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Foreign Bond (U.S. Dollar-Hedged)	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Low Duration	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Real Return	R	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Small Cap StocksPLUS	A	Seeks total return which exceeds that of the Russell 2000 ® Index.	Pacific Investment Management Company LLC
PIMCO Total Return	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Pioneer Oak Ridge Small Cap Growth	A	The investment seeks capital appreciation.	Pioneer Investment Management Inc	Oak Ridge Investments, LLC
Pioneer Strategic Income	A	The investment seeks a high level of current income.	Pioneer Investment Management Inc
Prudential Jennison 20/20 Focus	A	The investment seeks long-term growth of capital.	Prudential Investments LLC	Jennison Associates LLC
Prudential Jennison Mid Cap Growth	A	The investment seeks long-term capital appreciation.	Prudential Investments LLC	Jennison Associates LLC
Prudential Jennison Natural Resources	A	The investment seeks long-term growth of capital.	Prudential Investments LLC	Jennison Associates LLC
Prudential Jennison Small Company³	A	The investment seeks capital growth.	Prudential Investments LLC	Jennison Associates LLC
Prudential Small-Cap Value	A	The investment seeks above-average capital appreciation.	Prudential Investments LLC	Quantitative Management Associates LLC
RidgeWorth Mid Cap Value Equity	A	The investment seeks capital appreciation; current income is secondary.	RidgeWorth Investments	Ceredex Value Advisors LLC
Royce Opportunity	Service	Seeks long-term growth of capital.	Royce & Associates, LLC
Royce Value	Service	Seeks long-term growth of capital.	Royce & Associates, LLC

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Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
RS Partners	A	Seeks long-term growth.	RS Investment Management Co. LLC
RS Technology	A	Seeks long-term capital appreciation.	RS Investment Management Co. LLC
RS Value	A	Seeks long-term capital appreciation.	RS Investment Management Co. LLC
T. Rowe Price Capital Appreciation	Advisor	Seeks long-term capital appreciation.	T. Rowe Price Associates, Inc.
T. Rowe Price Growth Stock	R	Seeks long-term growth of capital and, secondarily, increasing dividend income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2010	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2015	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2020	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2025	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2030	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2035	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2040	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2045	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2050	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2055	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement Income	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
Wells Fargo Advantage Growth	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Wells Capital Management Inc.
Wells Fargo Advantage Large Cap Core	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Golden Capital Management, LLC
Wells Fargo Advantage Opportunity	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Wells Capital Management Inc.
Wells Fargo Advantage Small Cap Value	A	The investment seeks long-term capital appreciation.	Wells Fargo Funds Management LLC	Wells Capital Management Inc.

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APPENDIX A

Riders Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments (which do not include any Bonus Amounts and/or Additional Amounts paid under the Bonus Match Rider) and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.

In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.

Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements (but not including any Bonus Amounts or Additional Amounts), net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

A-1

The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), net of premium tax and any withdrawals, including withdrawal charges.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.	The Annual Stepped Up Death Benefit (as described above); or

4.	The Guaranteed Growth Death Benefit at 5% (as described above).

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges; or

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.

•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

A-2

•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Annual Stepped Up Death Benefit (as described in Appendix B ), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the

A-3

death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.

This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”

Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

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If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”

The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.

If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under

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the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).

The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 79 or younger.

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Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

Waiver of Withdrawal Charge—10 Years or Disability (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge—Hardship (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge—5 Years and Age 59½ (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

•	The Owner is age 59½ or older; and

•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Bonus Match (This rider was available for purchase ONLY prior to February 1, 2010) — This rider was not available in all states and was available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You could elect this rider at Contract issue or any time thereafter. Upon the Company’s acceptance of your election of the rider, the rider would be in effect as of the Valuation Date the Company received your rider election form or written request electing the rider. You may cancel this rider at any time.

The rider provided for the Company to add a Bonus Amount to your Contract Value during the “Bonus Match Period,” which was the period that began on the date the rider was first in effect and ended on the earlier of: (1) the fifth anniversary of the rider’s date of issue, or (2) termination of the rider. The Company would apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You could have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculated the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which did not include any Bonus Amount or Credit Enhancement. See “Extra Credit.”

The Bonus Amount was an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider was in effect. The Company would apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment was applied. As set forth in the applicable table below, the Bonus Amount percentage was based on the amount of Contract Value as of the date that the Bonus Amount was applied. Bonus Amounts would be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.

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The Company applied the Bonus Amount percentage under Table 1 or 2 below based upon whether you had in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you did not have an active affinity credit card as of the date of receipt of such Purchase Payment:

Table 1

Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	1%
$50,000 up to $100,000	2%
$100,000 up to $250,000	3%
$250,000 or more	4%

Table 2 applied if you had: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit card; and (4) your affinity credit card was active upon the date of receipt of the salary reduction Purchase Payment. The Company required that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement was terminated to keep the Bonus Amount in Table 2 in effect.

Table 2

Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	4%
$50,000 up to $100,000	6%
$100,000 up to $250,000	8%
$250,000 or more	10%

During the Bonus Match Period, if the Owner did not maintain an active affinity credit card, the Bonus Amount in Table 2 would terminate automatically, and the Bonus Amount percentage under Table 1 would apply to salary reduction Purchase Payments received while the affinity credit card was not active. If the Owner later reactivated the credit card, the Bonus Amount percentage under Table 2 would apply to salary reduction Purchase Payments received after the Company received notice from the affinity credit card issuer that you had reactivated the card and first use had occurred for so long as the credit card was active. The Owner may have elected not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.

The Company guaranteed that it would pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company could add Bonus Amounts to your Contract Value after the fifth anniversary of the rider’s date of issue, but any such additional Bonus Amounts were not guaranteed and would be paid only while the rider is in effect.

At the end of each calendar year while this rider is in effect, the Company in its sole discretion could elect to add to Contract Value an “Additional Amount” equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount would be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company would add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider was in effect on that date and the Additional Amount is greater than $0.

At any time after the fifth anniversary of the rider’s date of issue, the Company reserved the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company would stop deducting the rider charge.

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The Bonus Amounts and any Additional Amounts vested immediately but were subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercised your right to cancel during the free look period, the Company would reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that had been applied to your Contract Value.

In the event that the death benefit under your Contract was based upon the sum of all Purchase Payments made by the Owner, Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract was based upon Purchase Payments increased at an annual rate of interest (“Guaranteed Growth Death Benefit”), Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. The Company would not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.

If you elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts were included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.

The Company expected to make a profit from the charge for this rider and funded payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement.

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Riders Available for Purchase Only Prior to July 1, 2012

Annual Stepped Up Death Benefit(This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals (including systematic withdrawals) and withdrawal charges;

2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.	The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

•	The highest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhance  ments, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

Waiver of Withdrawal Charge(This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.

The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.

The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

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If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchased the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

Alternate Withdrawal Charge(This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which was available only at issue.

0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchased this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider had not been approved in your state, you may have purchased a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See “Extra Credit.”

Waiver of Withdrawal Charge—15 Years or Disability(This rider was available for purchase ONLY prior to July 1, 2012) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

•	The Contract has been in force for 15 or more Contract Years; or

•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

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SECUREDESIGNS® VARIABLE ANNUITY

SBL Variable Annuity Account XIV

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2012

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2012 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

V6917A	32-69179-01 2011/05/01

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General Information and History

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (”the Company”), and the SBL Variable Annuity Account XIV (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the “Excess Charge”) on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the dividend on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.	the amount of dividend per Accumulation Unit; times

2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VT Large Cap Core Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

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Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Dividend Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Dividend Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Dividend Amount		$ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VT Large Cap Core Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $17,000 for tax year 2012 . The $17,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2012 tax year. The $5,500 limit may be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2011 is the lesser of (i)  $50,000 , or (ii) 100% of the employee’s annual compensation.

Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions-- $17,000 in 2012 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $17,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $9,000 in contributions to a traditional 403(b) contract in the same year.

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Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $5,000 or (ii)  100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $5,000 or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $50,000 . Salary reduction contributions, if any, are subject to additional annual limits.

Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Guggenheim VT Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Guggenheim VT Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Guggenheim VT Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the Separate Account inception date of January 12, 2001, and reflect the deduction of the following charges: (1) maximum mortality and expense risk and optional Rider charges of 2.85%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.

Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration

5

charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges. and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010 , and for each of the three years in the period ended December 31, 2011 , and the financial statements of Variable Annuity Account XIV – SecureDesigns Variable Annuity at December 31, 2011 , and for each of the specified periods ended December 31, 2011 and 2010 , or for such portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010 , and for each of the three years in the period ended December 31, 2011 and the financial statements of Variable Annuity Account XIV – SecureDesigns Variable Annuity at December 31, 2011 , and for each of the specified periods ended December 31, 2011 and 2010 , or for such portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

6

NEA VALUEBUILDER VARIABLE ANNUITY

SBL Variable Annuity Account XIV

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2012

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the NEA Valuebuilder Variable Annuity dated May 1, 2012, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

NEA	191A 28-01910-01 2012/05/01

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General Information and History

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (”the Company”), and the SBL Variable Annuity Account XIV (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

Arrangements with Entities Associated with the NEA

The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.

The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation for the Improvement of Education and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2011 in the amount of approximately $ 79,450 . You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.

Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, and the charge for any optional Riders (the “Excess Charge”) on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the dividend on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.	the amount of dividend per Accumulation Unit; times

2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

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An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim Large Cap Core Subaccount and one Rider with a charge of 0.10%, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Dividend Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Dividend Per Unit		$ 0.02415
Times: Number of Accumulation Units	X	5,000
Net Dividend Amount		$ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim Large Cap Core Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $17,000 for the 2012 tax year. The $17,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2012 tax year. The $5,500 limit may also be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year.

4

Generally the Section 415(c) limit for 2012 is the lesser of (i)  $50,000 , or (ii) 100% of the employee’s annual compensation.

Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions— $17,000 in 2012 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $17,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $9,000 in contributions to a traditional 403(b) contract in the same year.

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $5,000 or (ii)  100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $5,000 or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $50,000 . Salary reduction contributions, if any, are subject to additional annual limits.

Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Dreyfus General Money Market Subaccount and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

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Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the Separate Account inception date, and reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.

Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of SBL Variable Annuity Account XIV – Valuebuilder Variable Annuity at December 31, 2011, and for each of the specified periods ended December 31, 2011 and 2010, or for such portions of such periods, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of Variable Annuity Account XIV – Valuebuilder Variable Annuity at December 31, 2011,or for such portions of such periods, and for each of the specified periods ended December 31, 2011 and 2010, or for portions of such periods as disclosed in the financial statements, are set forth herein following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

SBL Variable Annuity Account XIV

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2012

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2012, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

6919A	32-69197-01 2012/05/01

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General Information and History

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (“the Company”), and the SBL Variable Annuity Account XIV (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional Riders, other than the Bonus Match Rider, (the “Excess Charge”) on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the dividend on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.	the amount of dividend per Accumulation Unit; times

2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim Large Cap Core Subaccount and one Rider with a charge of 0.10%, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

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Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Dividend Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Dividend Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Dividend Amount		$ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim Large Cap Core Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $17,000 for the 2012 tax year. The $17,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2012 tax year. The $5,500 limit may be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2012 is the lesser of (i)  $50,000 , or (ii) 100% of the employee’s annual compensation.

Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions-- $17,000 in 2012 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $17,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $9,000 in contributions to a traditional 403(b) contract in the same year.

4

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $5,000 or (ii)  100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $5,000 or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $50,000 . Salary reduction contributions, if any, are subject to additional annual limits.

Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Dreyfus General Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the Separate Account inception date, and reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, the charge for Certain Waivers of the Withdrawal Charge of 0.25%, and the contingent deferred sales charge.

Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred

5

sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider or a Bonus Match Rider and, as such, will reflect any applicable Credit Enhancements or Bonus Amounts, respectively; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of SBL Variable Annuity Account XIV – Security Benefit Advisor Variable Annuity at December 31, 2011 and for each of the specified periods ended December 31, 2011 and 2010, or for such portions of such periods, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of Variable Annuity Account XIV – Security Benefit Advisor Variable Annuity at December 31, 2011 and for each of the specified periods ended December 31, 2011 and 2010, or for such portions of such periods, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

6

Consolidated Financial Statements

Security Benefit Life Insurance Company and Subsidiary
(An Indirect Wholly Owned Subsidiary of Guggenheim SBC Holdings, LLC)
Year Ended December 31, 2011, Periods From July 31, 2010
Through December 31, 2010, and January 1, 2010 Through
July 30, 2010 and Year Ended December 31, 2009
With Report of Independent Registered Public
Accounting Firm

Ernst & Young LLP

Security Benefit Life Insurance Company and Subsidiary

Consolidated Financial Statements

Year Ended December 31, 2011, Periods From July 31, 2010 Through
December 31, 2010, and January 1, 2010 Through July 30, 2010
and Year Ended December 31, 2009

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, Mo 64105-2143 Tel: + 1 816 474 5200 Fax: + 1 816 480 5555 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiary (collectively, the Company), an indirect wholly owned subsidiary of Guggenheim SBC Holdings, LLC, as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholder’s equity, and cash flows for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, and the year ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiary at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

1

As discussed in Note 1 to the consolidated financial statements, effective July 31, 2010, in response to the acquisition of the Company’s parent, the Company adjusted its historical accounting basis to reflect the change in control at July 31, 2010.

Also, as discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for embedded credit derivatives effective July 1, 2010, and other-than-temporary impairments effective January 1, 2009.

April 9, 2012
Kansas City, Missouri

2

Security Benefit Life Insurance Company and Subsidiary

Consolidated Balance Sheets

	December 31
	2011	2010
	Successor	Successor
	(In Thousands,
	Except Share Amounts)
Investments:
Securities available for sale:
Bonds	$4,411,618	$3,696,561
Equities	85,783	88,380
Synthetic bonds	23,078	27,468
Notes receivable from affiliates	853,918	723,327
Bonds held to maturity	28,084	29,575
Mutual fund trading	1	3,988
Officer mortgage loans	7,404	8,274
Policy loans	98,622	106,187
Cash and cash equivalents	621,298	88,973
Restricted cash	15,932	46,176
Short-term investments	5,279	3,316
Other invested assets	111,429	89,651
Total investments	6,262,446	4,911,876

Accrued investment income	44,112	37,252
Accounts receivable	19,109	9,472
Deferred income tax asset	–	18,666
Reinsurance recoverable	531,224	530,467
Property and equipment, net	49,251	52,044
Deferred policy acquisition costs	92,162	5,292
Deferred sales inducement costs	86,828	–
Value of business acquired	44,405	53,792
Other intangible assets	2,858	2,958
Other assets	48,249	44,049
Separate account assets	4,121,064	4,862,960
Total assets	$11,301,708	$10,528,828

3

	December 31
	2011	2010
	Successor	Successor
	(In Thousands,
	Except Share Amounts)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$6,249,986	$4,910,180
Policy and contract claims	2,542	4,338
Other policyholder funds	16,869	17,198
Accounts payable and accrued expenses	104,924	76,396
Income taxes payable	1,231	3,178
Deferred income tax liability	24,235	–
Long-term debt	122,535	121,239
Mortgage debt	34,413	36,597
Other liabilities	17,380	7,454
Separate account liabilities	4,121,064	4,862,960
Total liabilities	10,695,179	10,039,540

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	463,492	463,492
Accumulated other comprehensive income (loss)	42,015	(1,545)
Retained earnings	94,022	20,341
Total stockholder’s equity	606,529	489,288

Total liabilities and stockholder’s equity	$11,301,708	$10,528,828

See accompanying notes.

4

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Operations
		July 31,	January 1,
	Year Ended	2010 Through	2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Revenues:
Insurance premiums and other considerations	$444	$157	$207	$1,057
Asset-based fees	91,041	37,556	51,778	78,886
Other product charges	14,006	6,238	11,343	25,740
Net investment income	271,938	87,199	127,824	176,319
Net realized/unrealized gains (losses), excluding
impairment losses on available-for-sale securities	4,591	3,357	5,337	(1,994)
Total other-than-temporary impairment losses on
available-for-sale securities and other invested assets	(803)	(365)	(19,341)	(68,507)
Portion of impairment losses on available-for-sale
bonds recognized in other comprehensive income	–	6	4,588	21,157
Other revenues	27,000	10,325	12,757	38,235
Total revenues	408,217	144,473	194,493	270,893

Benefits and expenses:
Annuity benefits:
Interest credited to account balances	133,130	51,910	71,607	129,486
Benefits in excess of account balances	4,619	1,218	2,642	7,529
Traditional life insurance benefits	(777)	124	(2,299)	(808)
Other benefits	12,318	1,798	1,754	(11,130)
Total benefits	149,290	55,050	73,704	125,077

Commissions and other operating expenses	114,654	47,661	65,887	104,088
Amortization of deferred policy acquisition costs, deferred
sales inducement costs, and value of business acquired	6,536	3,405	35,562	43,531
Interest expense	15,559	6,679	8,485	17,367
Other expenses	554	798	414	187
Total benefits and expenses	286,593	113,593	184,052	290,250

Income (loss) before income tax expense	121,624	30,880	10,441	(19,357)
Income tax expense	22,943	10,539	8,472	5,056
Net income (loss)	$98,681	$20,341	$1,969	$(24,413)

See accompanying notes.

5

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder’s Equity
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Predecessor
Balance at January 1, 2009	$7,000	$87,627	$(189,591)	$192,985	$98,021
Cumulative effect of change in
accounting for investment
impairments	–	–	(53,348)	82,075	28,727
Comprehensive income:
Net loss	–	–	–	(24,413)	(24,413)
Other comprehensive income, net	–	–	95,750	–	95,750
Comprehensive income					71,337
Dividends paid	–	–	–	(1,160)	(1,160)
Balance at December 31, 2009	7,000	87,627	(147,189)	249,487	196,925
Cumulative effect of change in
accounting for embedded
credit derivatives	–	–	10,153	(10,153)	–
Capital contribution from parent	–	340,000	–	–	340,000
Comprehensive income:
Net income	–	–	–	1,969	1,969
Other comprehensive income, net	–	–	59,181	–	59,181
Comprehensive income					61,150
Balance at July 30, 2010	7,000	427,627	(77,855)	241,303	598,075

Successor
Adjustments related to push
down of purchase price resulting
from change in control (restated)	–	35,865	77,855	(241,303)	(127,583)
Balance at July 31, 2010	7,000	463,492	–	–	470,492
Comprehensive income:
Net income	–	–	–	20,341	20,341
Other comprehensive loss, net	–	–	(1,545)	–	(1,545)
Comprehensive income					18,796
Balance at December 31, 2010	7,000	463,492	(1,545)	20,341	489,288
Comprehensive income:
Net income	–	–	–	98,681	98,681
Other comprehensive income, net	–	–	43,560	–	43,560
Comprehensive income					142,241
Dividends paid	–	–	–	(25,000)	(25,000)
Balance at December 31, 2011	$7,000	$463,492	$42,015	$94,022	$606,529

See accompanying notes.

6

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
		July 31,	January 1,
	Year Ended	2010 Through	2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Operating activities
Net income (loss)	$98,681	$20,341	$1,969	$(24,413)
Adjustments to reconcile net income (loss) to net cash and
cash equivalents provided by operating activities:
Net realized/unrealized (gains) losses	(3,788)	(2,998)	9,416	49,344
Depreciation and amortization	3,611	1,684	2,365	4,289
Amortization of investment premiums and discounts	(36,523)	8,476	(7,326)	8,962
Annuity and interest-sensitive life products –
interest credited to account balances	133,130	51,910	71,607	129,486
Policy acquisition costs deferred	(91,082)	(6,429)	(11,448)	(19,750)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and
value of business acquired	6,536	3,405	35,562	43,531
Sales inducement costs (deferred) charged back	(85,684)	–	236	33
Change in restricted cash	30,244	2,290	(14,266)	(26,814)
Net sales (purchases) of mutual funds, trading	3,692	(4,000)	(1)	–
Other changes in operating assets and liabilities	81,392	24,284	(4,703)	128,541
Net cash and cash equivalents provided by operating
activities	140,209	98,963	83,411	293,209

Investing activities
Sales, maturities, or repayments of investments:
Bonds available for sale	1,795,153	648,097	538,352	1,437,078
Synthetic bonds	5,460	–	–	–
Equity securities available for sale	114,455	8,583	32,058	14,838
Notes receivable from affiliates	50,000	20,000	–	–
Bonds held to maturity	997	198	436	22,174
Officer mortgage loans	1,070	1,017	1,825	1,896
Mortgage loans	3,907	–	–	–
Other invested assets	52,282	5,714	2,164	1,158
	2,023,324	683,609	574,835	1,477,144
Acquisitions of investments:
Bonds available for sale	(2,472,088)	(952,061)	(913,232)	(1,248,367)
Synthetic bonds	(4,949)	–	–	–
Equity securities available for sale	(166,858)	(11,396)	(10,740)	(31,843)
Bonds held to maturity	–	–	–	(26,195)
Note receivable	(25,000)	–	–	–
Officer mortgage loans	(200)	(160)	(210)	–
Mortgage loans	(3,907)	–	–	–
Other invested assets	(79,411)	(13,797)	(10,539)	(27,795)
	(2,752,413)	(977,414)	(934,721)	(1,334,200)

7

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows

		July 31,	January 1,
	Year Ended	2010 Through	2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
		(In Thousands)

Net purchases of property and equipment	$(718)	$(62)	$(139)	$(105)
Net (purchases) sales of short-term investments	(14,381)	(1,000)	67,681	(69,971)
Net decrease in policy loans	7,565	2,232	4,709	8,710
Net cash and cash equivalents (used in) provided by
investing activities	(736,623)	(292,635)	(287,635)	81,578

Financing activities
Payments on mortgage debt	(2,184)	(868)	(1,174)	(1,910)
Capital contribution from parent	–	–	340,000	–
Dividends paid	(25,000)	–	–	–
Deposits to annuity account balances	1,421,732	57,601	80,122	159,943
Withdrawals from annuity account balances	(265,809)	(116,190)	(171,367)	(438,022)
Net cash and cash equivalents provided by (used in)
financing activities	1,128,739	(59,457)	247,581	(279,989)

Increase (decrease) in cash and cash equivalents	532,325	(253,129)	43,357	94,798
Cash and cash equivalents at beginning of period	88,973	342,102	298,745	203,947
Cash and cash equivalents at end of period	$621,298	$88,973	$342,102	$298,745

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$13,857	$6,953	$7,409	$17,349

Income taxes	$4,463	$13,994	$1,597	$2,609

Supplemental disclosures of non-cash information
The Company transferred to an affiliate certain assets in exchange for new intercompany promissory notes. The transfers are as follows:

Assets transferred in:
Notes receivable from affiliates	$158,679	$–	$–	$–

Assets transferred out:
Securities available for sale:
Bonds	$51,770	$–	$–	$–
Equities	55,188	–	–	–
Short-term investments	12,500	–	–	–
Other invested assets	35,729	–	–	–
Accrued investment income	3,492	–	–	–
Total assets transferred out	$158,679	$–	$–	$–

See accompanying notes.

8

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements

December 31, 2011

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiary, Security Distributors, Inc. (SDI) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, life insurance, and related products throughout the United States. The Company offers a diversified portfolio of investment products consisting primarily of individual and group annuities and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owned, through its ownership of SBC, all of the issued and outstanding common stock of the Company.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings, LLC (GSBCH) to sell all of the outstanding capital stock of SBC. Effective July 30, 2010, SBC was sold to GSBCH, referred to herein as the “Transaction” (see Note 12). At the time of the Transaction, SBMHC was demutualized and then dissolved.

Basis of Presentation

The consolidated financial statements prior to the closing of the Transaction reflect the historical accounting basis in the Company’s assets and liabilities and are labeled “Predecessor.” The statements subsequent to the Transaction are labeled “Successor” and reflect adjusting the Company’s historical accounting basis to reflect the change in control based upon the allocated purchase price by SBC at the Transaction date in the consolidated financial statements.

The consolidated financial statements for the year ended December 31, 2011, the periods July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, include the operations and accounts of SBL and its subsidiary, SDI.

9

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired; calculation of liabilities for future policy benefits; and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

Accounting Changes

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which was subsequently incorporated into FASB Accounting Standards Codification (ASC) Subtopic 320-10, Investments – Debt and Equity Securities – Overall. This new guidance relates to the recognition and presentation of other-than-temporary impairments (OTTIs) and requires additional disclosures. The recognition guidance applies to debt securities classified as available for sale and held to maturity. The presentation and disclosure guidance applies to debt and equity securities. The guidance requires an entity to bifurcate any OTTI on debt securities between credit and non-credit impairments and establishes the accounting treatment for each aspect, in current and subsequent periods. A cumulative effect adjustment was required to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated other comprehensive income (loss). This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective January 1, 2009. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net increase of $82,075,000 to retained earnings and corresponding net decrease of $53,348,000 to accumulated other comprehensive income (loss). The required disclosures are provided in Note 2.

10

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In June 2009, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 167, Amendment to FASB Interpretation No. 46(R), which was subsequently incorporated into ASC Topic 810-10-05, Consolidation – Overall – Variable Interest Entities. The new guidance improves the financial reporting by enterprises involved with variable interest entities (VIEs). This guidance changes the approach to determining a VIE’s primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated. This guidance was effective January 1, 2010. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In August 2009, the FASB issued Accounting Standards Update (ASU) 2009-05, Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value, to provide additional guidance on measuring the fair value of liabilities. The update provides clarification when a quoted price in an active market for the identical liability is not available. ASU 2009-05 clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price: (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. The guidance is effective for the first reporting period beginning after issuance, which for the Company is January 1, 2010. The Company adopted the guidance, and the adoption did not have a material impact on the consolidated financial statements.

11

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value, which requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs, and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances, and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable GAAP guidance, and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. The Company adopted this guidance as of January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the reconciliation for Level 3 fair value measurements, which the Company adopted as of January 1, 2011. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11, Scope Exception Related to Embedded Credit Derivatives, which amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities, credit-linked notes, collateralized loan obligations, and collateralized debt obligations. This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. This guidance is effective for financial statements for the first quarter beginning after June 15, 2010, which for the Company is July 1, 2010. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net decrease of $10,153,000 to retained earnings and corresponding net increase of $10,153,000 to accumulated other comprehensive income (loss). The required disclosures are provided in Note 2.

In April 2010, the FASB issued ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments, clarifying that investments held within the separate accounts of an insurance entity should not be combined with the insurer’s general account interest in the same investments when determining whether consolidation is required, unless the separate account interests are held for the benefit of a related party. This guidance is effective for financial statements for periods that begin after December 15, 2010, which the Company adopted on January 1, 2011. The adoption of this guidance did not have a material impact on the consolidated financial statements.

12

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In September 2010, the FASB issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The guidance clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. This guidance will be effective for fiscal years beginning after December 15, 2011, with early adoption permitted, and companies may choose to apply the new guidance either prospectively or retroactively. The Company has decided to adopt this new guidance on a prospective basis and is currently evaluating the impact of the adoption to the Company’s consolidated financial statements.

In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring, authoritative guidance which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). A TDR occurs when a creditor grants a concession to a debtor experiencing financial difficulties. Loans denoted as a TDR are considered impaired and are specifically reserved for when calculating the allowance for credit losses. This guidance also ends the indefinite deferral issued in January 2011 surrounding new disclosures on loans classified as a TDR required as part of the credit quality disclosures guidance issued in July 2010. This guidance is effective for annual periods ending on or after December 15, 2012, which for the Company is December 31, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

Also in April 2011, the FASB issued ASU 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements, authoritative guidance that modifies the criteria for determining when repurchase agreements would be accounted for as secured borrowings as opposed to sales. The guidance is effective for the first interim or annual period beginning on or after December 15, 2011, which for the Company is January 1, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Company is January 1, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

13

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, authoritative guidance that changes the presentation of comprehensive income in the financial statements. The new guidance eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income, including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This guidance is effective for fiscal years ending on or after December 15, 2012, which for the Company is December 31, 2012. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, authoritative guidance to defer certain provisions included in ASU 2011-05. This guidance defers only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments to allow FASB time to redeliberate whether to present on the face of the financial statements the effects of reclassification out of accumulated other comprehensive income for all periods presented. This guidance is effective for annual periods ending on or after December 15, 2012, which for the Company is effective December 31, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

14

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of adjustments related to deferred policy acquisition costs and applicable income taxes. The adjustment related to deferred policy acquisition costs represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized. If it is determined that a decline in fair value is other than temporary, unrealized losses are generally bifurcated between credit- and non-credit-related impairments. Credit-related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income.

The Company holds certain bonds classified as available for sale, which have the embedded credit derivative features. Prior to July 1, 2010, these securities were treated as available-for-sale securities. Effective July 1, 2010, the embedded credit derivative feature of the securities related to the written credit default swaps are required to be bifurcated or the fair value option for the entire instrument may be elected. The Company has elected to utilize the fair value option for the entire instrument, with the changes in fair value being recognized through realized gains (losses) in the consolidated statements of operations.

Equity securities include common stocks and non-redeemable preferred stocks. Equity securities are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations.

15

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Mutual funds include affiliated and non-affiliated mutual funds and seed money investments. A portion of the mutual fund investments is purchased to generate returns for certain liabilities. Mutual funds are classified as trading and carried at fair value, with changes in fair value reported in the consolidated statements of operations as a component of net realized/unrealized capital gains (losses).

Realized capital gains and losses on sales of investments are determined using the average cost method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, OTTIs, and market value changes in certain seed money investments are reported in the consolidated statements of operations.

The Company has entered into bridge loans to provide a short-term loan facility utilized by the borrower until permanent financing can be secured or an existing obligation or project is completed. The Company is obligated to fund the loans only upon request from the borrower and receives a commitment fee on the maturity date for providing the loan facility. The Company has also entered into revolver agreements, which are lines of credit where the borrower is allowed to use the funds as needed and are most often used for operating purposes. The Company receives a commitment fee for providing the line of credit to the borrower. If a portion of a bridge loan or revolver is funded, the Company will receive interest on the amount funded.

Officer mortgage loans are reported at amortized cost.

Policy loans are reported at unpaid principal.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $97.7 million and $89.5 million at December 31, 2011 and 2010, respectively. The Company’s share of current period net income (loss) of the unconsolidated entities included in net investment income is $38.9 million for the year ended December 31, 2011; $3.9 million and $6.9 million for the periods from July 31, 2010 through December 31, 2010 and January 1, 2010 through July 30, 2010, respectively; and $(5.4) million for the year ended December 31, 2009.

16

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company has investments in limited partnerships that are reviewed to determine if they are VIEs under ASC Topic 810, Consolidation. The limited partnerships are primarily entities formed for the purpose of purchasing private equity and fixed income securities. Financing for the entities is primarily accomplished through limited partnership contributions. The Company is a limited partner with no voting rights in the limited partnerships. Certain limited partnerships have been determined to be VIEs, but in each case, the Company has determined it is not the primary beneficiary. The determination was based on the conclusion that the Company does not have the power to direct the activities of the VIEs that most significantly impact the entities’ economic performance nor does the Company have the obligation to absorb losses or the right to receive benefits of the VIE that could be significant to the Company. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

The Company’s maximum exposure to loss is based on additional commitments made to limited partnerships. The Company’s carrying amount of its investment in VIEs reported in other invested assets on the consolidated balance sheets as of December 31, 2011, was $68.5 million compared to its maximum exposure to loss of $73.0 million.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

Restricted Cash

Restricted cash consists of cash pledged by the Company as collateral to a financial institution, cash restricted to distribution to the policyholders as a result of the Transaction, and cash held in accordance with the SEC regulations for exclusive benefit of the Company’s clients. All restricted cash has been segregated from the Company’s operating cash accounts.

17

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Derivatives

The Company hedges exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability in the consolidated balance sheets at estimated fair value. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income during the period of change.

The Company issues certain products that contain a derivative that is embedded in the product and must be accounted for under ASC 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. When the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. Embedded derivatives which are reported with the host instrument in the consolidated balance sheets in policy reserves and annuity account values are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

Deferred Policy Acquisition Costs

To the extent recoverable from future policy revenues and gross profits, commissions and other policy issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 10.5% for the years 2012 through 2016 and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

18

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Deferred Sales Inducement Costs

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

Deferred Selling Commissions

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges.

Effective October 16, 2009, Rydex Distributors, LLC (RDLLC), an affiliate of the Company, became the distributor of certain affiliated mutual funds formerly distributed by the Company. The deferred costs related to these mutual funds in the amount of $1,869,000, along with associated deferred income taxes of $708,000, were distributed to SBC and subsequently from SBC to RDLLC on December 28, 2009, in a non-cash transaction. As a result of this distribution, RDLLC will receive the benefit of the revenue stream from all shares previously sold, as well as revenue from all future sales of affiliated mutual funds. RDLLC will also assume certain costs formerly borne by the Company, principally sales commissions paid to broker-dealers in connection with the sale of those affiliated mutual funds.

19

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Value of Business Acquired

Value of business acquired (VOBA) is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed at the time of the change in control. VOBA is amortized in a similar manner to the amortization of deferred policy acquisition costs.

Intangible Assets

In accordance with ASC Topic 350, Intangibles – Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. In addition, the Company assesses whether its indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

20

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2011	2010
	Successor	Successor
	(In Thousands)

Land	$5,630	$5,630
Land improvements	175	–
Building	44,453	44,409
Furniture	1,912	1,908
Data processing equipment	254	42
Computer software	1,967	1,773
Other	168	78
	54,559	53,840
Less accumulated depreciation	5,308	1,796
	$49,251	$52,044

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2011, related to the non-cancelable portion of the lease are $955,000 annually for years 2012 through 2016 and $398,000 thereafter.

21

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Business-Owned Life Insurance

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $20,510,000 and $20,600,000 at December 31, 2011 and 2010, respectively, with the change in value recorded in other revenue of $690,000 for the year ended December 31, 2011; $338,000 and $105,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and $2,788,000 for the year ended December 31, 2009. In June 2008, a $56,000,000 loan was taken out against the policy. Interest expense of $2,853,000 related to the policy loan was paid in 2009. The loan had a variable interest rate that was reset annually at the policy anniversary date of November 21. In October 2009, the loan was converted to a withdrawal of basis, leaving an outstanding principal loan amount of zero as of December 31, 2009.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company also issues variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 3, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit (GLB) feature.

22

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.25% to 10% during 2011, from 1% to 10% during 2010, and from 1.4% to 10% during 2009.

Policy reserves and annuity account values also include funding agreements of $1.3 billion at December 31, 2011 and 2010, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

During 2011, the Company began offering a fixed index annuity product with returns linked to the performance of the S&P 500®. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest without reduction for potential surrender charges. The host value is established at inception of the contract and accreted over the policy’s life at a constant rate of interest. Fair value of the index options are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation. The fixed index annuity product also offers a guaranteed lifetime withdrawal benefit (GLWB) feature. The GLWB guarantee is accounted for as a benefit reserve.

23

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. In addition, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid on a monthly basis based on contractual agreements. Revenue-sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds that are in underlying variable annuities.

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2011 or 2010.

Reclassifications

Certain amounts appearing in the prior years’ consolidated financial statements have been reclassified to conform to the current year’s presentation.

24

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in other comprehensive income (OCI), and fair values of the Company’s portfolio of bonds and equity securities available for sale and bonds held to maturity at December 31, 2011 and 2010, is as follows:

	December 31, 2011 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	$17,226	$666	$–	$–	$17,892
Obligations of government-sponsored enterprises	134,524	2,015	–	–	136,539
Corporate	1,330,121	32,363	30,241	–	1,332,243
Obligations of foreign governments	25,934	569	81	–	26,422
Municipal obligations	228,852	17,082	73	–	245,861
Commercial mortgage-backed	246,727	8,154	1,139	–	253,742
Residential mortgage-backed	873,548	26,719	1,015	–	899,252
Other mortgage-backed	453,375	8,478	177	–	461,676
Collateralized debt obligations	40,686	7,943	753	–	47,876
Other debt obligations	992,643	20,154	22,682	–	990,115
Total bonds	$4,343,636	$124,143	$56,161	$–	$4,411,618

Equity securities:
Financial	$10,353	$226	$295	$–	$10,284
Fund	6,136	–	993	–	5,143
Technology	4,026	–	238	–	3,788
Transportation	1	–	–	–	1
Government	66,567	–	–	–	66,567
Total equity securities	$87,083	$226	$1,526	$–	$85,783

Held to maturity
Bonds:
Corporate	$16,641	$156	$11	$–	$16,786
Other debt obligations	11,443	517	–	–	11,960
Total held to maturity	$28,084	$673	$11	$–	$28,746

25

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2010 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	$21,405	$15	$304	$–	$21,116
Obligations of government-sponsored enterprises	291,202	15	9,209	–	282,008
Corporate	948,595	9,855	8,243	–	950,207
Obligations of foreign governments	9,044	1	109	–	8,936
Municipal obligations	125,057	802	3,867	–	121,992
Commercial mortgage-backed	340,161	5,893	1,349	–	344,705
Residential mortgage-backed	1,123,397	3,719	17,688	6	1,109,422
Other mortgage-backed	73,106	165	2,335	–	70,936
Collateralized debt obligations	40,240	5,584	168	–	45,656
Other debt obligations	727,540	25,070	11,027	–	741,583
Total bonds	$3,699,747	$51,119	$54,299	$6	$3,696,561

Equity securities:
Financial	$9,562	$35	$82	$–	$9,515
Fund	7,201	237	–	–	7,438
Technology	5,228	–	475	–	4,753
Transportation	1	–	–	–	1
Government	66,673	–	–	–	66,673
Total equity securities	$88,665	$272	$557	$–	$88,380

Held to maturity
Bonds:
Corporate	$18,276	$3	$123	$–	$18,156
Other debt obligations	11,299	–	411	–	10,888
Total held to maturity	$29,575	$3	$534	$–	$29,044

26

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(In Thousands)

Due in one year or less	$13,508	$13,576	$–	$–
Due after one year through five years	351,042	348,788	10,959	10,948
Due after five years through ten years	693,884	696,648	5,682	5,838
Due after ten years	678,223	699,945	–	–
Mortgage-backed securities and other asset-backed securities	2,606,979	2,652,661	11,443	11,960
	$4,343,636	$4,411,618	$28,084	$28,746

27

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For bonds and equity securities with unrealized losses as of December 31, 2011 and 2010, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2011 (Successor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$–	$–	$–	$–	$–	$–
Obligations of government-sponsored enterprises	–	–	–	–	–	–
Corporate	346,735	17,578	170,743	12,663	517,478	30,241
Obligations of foreign governments	4,690	37	2,019	44	6,709	81
Municipal obligations	2,161	73	–	–	2,161	73
Commercial mortgage-backed	18,357	570	11,594	569	29,951	1,139
Residential mortgage-backed	72,507	1,004	4,916	11	77,423	1,015
Other mortgage-backed	3,161	18	21,151	159	24,312	177
Collateralized debt obligations	9,199	575	1,263	178	10,462	753
Other debt obligations	427,331	8,819	244,909	13,863	672,240	22,682
Total bonds, available for sale	$884,141	$28,674	$456,595	$27,487	$1,340,736	$56,161

Total equity securities available for sale	$6,137	$993	$5,965	$533	$12,102	$1,526

Total bonds held to maturity	$–	$–	$1,410	$11	$1,410	$11

28

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2010 (Successor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$14,269	$304	$–	$–	$14,269	$304
Obligations of government-sponsored enterprises	269,409	9,209	–	–	269,409	9,209
Corporate	505,100	8,243	–	–	505,100	8,243
Obligations of foreign governments	8,877	109	–	–	8,877	109
Municipal obligations	104,917	3,867	–	–	104,917	3,867
Commercial mortgage-backed	67,447	1,349	–	–	67,447	1,349
Residential mortgage-backed	797,617	17,688	–	–	797,617	17,688
Other mortgage-backed	61,207	2,335	–	–	61,207	2,335
Collateralized debt obligations	3,104	168	–	–	3,104	168
Other debt obligations	354,892	11,027	–	–	354,892	11,027
Total bonds, available for sale	$2,186,839	$54,299	$–	$–	$2,186,839	$54,299

Total equity securities available for sale	$12,308	$557	$–	$–	$12,308	$557

Total bonds held to maturity	$19,711	$534	$–	$–	$19,711	$534

29

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

As of December 31, 2011, the Company held $1,341 million in available-for-sale fixed maturity securities with unrealized losses of $56 million. The Company’s portfolio consists of fixed maturity securities where 90% are investment grade (rated AAA through BBB-). For those securities that have been in a loss position for less than 12 months, the Company’s portfolio holds 450 securities with a carrying value of $885 million and unrealized losses of $29 million. Of this portfolio, 91% were investment grade (rated AAA through BBB-) at December 31, 2011. For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company’s portfolio holds 120 securities with a carrying value of $457 million and unrealized losses of $27 million. Of this portfolio, 86% were investment grade (rated AAA through BBB-) at December 31, 2011. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. The Company does not believe any of the unrealized losses represent OTTIs at December 31, 2011.

As of December 31, 2010, the Company held $2,187 million in available-for-sale fixed maturity securities with unrealized losses of $54 million. The Company’s portfolio consisted of fixed maturity securities where 95% are investment grade (rated AAA through BBB-). For those securities that were in a loss position for less than 12 months, the Company’s portfolio held 1,102 securities with a carrying value of $2,187 million and unrealized losses of $54 million. Of this portfolio, 95% were investment grade (rated AAA through BBB-) at December 31, 2010. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. The Company does not believe any of the unrealized losses represent OTTIs at December 31, 2010.

30

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company’s ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. With respect to equity securities, the Company considers in its other-than-temporary impairment analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Based upon this evaluation, it was determined that the Company has the ability and intent to hold these investments until a recovery of fair value. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income, and the non-credit portion is recognized in OCI.

31

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than-temporary impairment was recognized in OCI is as follows:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$(84)	$–	$(84,171)	$(89,602)
Credit losses for which an other-than-temporary impairment was not previously recognized	(491)	(84)	(143)	(10,908)
Reduction for securities sold during the period or intended to be sold	82	–	28,106	16,764
Additional credit loss impairments on securities previously impaired	(4)	–	(12,669)	(425)
Reduction for securities adjusted for the adoption of the embedded credit derivative standard	–	–	5,447	–
Balance at end of period	$(497)	$(84)	$(63,430)	$(84,171)

32

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Interest on bonds	$207,256	$68,603	$99,745	$155,026
Interest on intercompany notes	20,928	13,983	20,110	27,676
Dividends on equity securities	3,145	1,417	1,612	2,010
Dividends on mutual funds	374	–	–	–
Interest on mortgage loans	421	154	244	511
Interest on policy loans	4,726	2,083	3,058	5,519
Interest on short-term investments	2,953	1,087	194	1,022
Other	41,909	4,630	7,297	(7,531)
Total investment income	281,712	91,957	132,260	184,233

Less investment expenses	9,774	4,758	4,436	7,914
Net investment income	$271,938	$87,199	$127,824	$176,319

33

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses on bonds are as follows:

	Year Ended	July 31, 2010 Through	January 1, 2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Proceeds from sales	$1,096,595	$326,141	$243,455	$992,285
Gross realized gains	14,955	3,232	11,541	24,901
Gross realized losses	1,836	2,952	4,596	13,381

During 2011 and 2010, the Company did not sell or transfer any held-to-maturity securities.

34

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs and VOBA consist of the following:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)
Realized gains (losses):
Bonds	$13,060	$(125)	$4,378	$11,558
Equity securities	59	400	2,567	(38)
Other invested assets	(4)	–	–	–
Other	–	–	(30)	–
Total realized gains	13,115	275	6,915	11,520

Impairments:
OTTI of available-for-sale bonds	(495)	(253)	(17,781)	(68,507)
Portion of OTTIs recognized in OCI	–	6	4,588	21,157
OTTI of other invested assets	(308)	(112)	(1,560)	–
Total impairments	(803)	(359)	(14,753)	(47,350)

Holding (losses) gains:
Synthetic bonds	(3,879)	3,153	694	–
Call options	(4,372)	–	–	–
Mutual funds – affiliated	116	31	–	–
Mutual funds – other than trading	590	(44)	(56)	(125)
Total holding (losses) gains	(7,545)	3,140	638	(125)
	4,767	3,056	(7,200)	(35,955)
Related impact on deferred policy acquisition costs and VOBA	(979)	(58)	(2,216)	(13,389)
Net realized/unrealized gains (losses)	$3,788	$2,998	$(9,416)	$(49,344)

35

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

There were no outstanding agreements to sell securities at December 31, 2011 or 2010.

At December 31, 2011, the Company had securities and cash pledged with a market value of approximately $1.4 billion, as collateral in relation to its structured institutional products, for the line of credit with FHLB (see Note 16) and the home office building (see Note 17).

At December 31, 2011, available-for-sale bonds with a carrying amount of $4.3 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

Repurchase Agreements

The Company engages in reverse repurchase agreements to increase its return on investments and improve liquidity. Under reverse repurchase agreements, the Company purchases securities and agrees to sell substantially the same securities as those purchased. The Company’s policy requires that, at all times during the term of the reverse repurchase agreement, cash or other collateral types provided is sufficient to allow the counterparty to fund substantially all of the cost of purchasing replacement assets. As of December 31, 2011, the Company had $326,011,000 in reverse repurchase agreements. The Company did not have any reverse repurchase agreements as of December 31, 2010.

The Company also enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the Company repays the loan amount along with the additional agreed-upon interest, and the securities pledged are released from collateral. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other collateral types provided is sufficient to fund substantially all of the cost of purchasing replacement assets. The carrying value of the securities pledged for the repurchase agreements was $66,775,000 as of December 31, 2011. The repurchase obligation, including accrued interest, related to the repurchase agreements was $66,787,000 as of December 31, 2011, and is included in accounts payable and accrued expenses in the consolidated balance sheets. The Company did not have any repurchase agreements as of December 31, 2010.

36

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments. The Company believes the counterparties to the repurchase and reverse repurchase agreements are financially responsible and the counterparty risk is minimal as of December 31, 2011.

3. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk associated with assets held and liabilities incurred or expected to be incurred. Derivative instruments are also used to change the characteristics of the Company’s asset/liability mix to be consistent with the Company’s risk management strategy. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as interest rate swaps, call options, and embedded derivatives, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument.

The Company purchases call options to manage the equity risk associated with products in which the interest credited is tied to an external equity index. The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period.

37

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company sells fixed deferred annuity contracts which guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment-grade fixed income securities, and a portion is used to purchase derivatives consisting of one-year call options on the applicable markets to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting under ASC 815.

The Company has certain variable annuity GLB products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC, and embedded derivatives accounted for under the Derivatives and Hedging and Fair Value Measurements and Disclosures Topics of the FASB ASC. The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date.

The notional amounts and maximum amount of loss due to credit risk that the Company would incur if parties to the call options failed completely to perform according to the terms of the contracts as of December 31 are as follows:

			2011
Counterparty	Credit Rating (S&P)	Credit Rating (Moody’s)	Notional Amount	Fair Value
			(Successor)
			(In Thousands)

Barclay’s	A1	A	$75,300	$993
Bank of America	A3	A-	338,650	5,849
JP Morgan	Aa3	A-	371,800	5,290
			$785,750	$12,132

38

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company has entered into fixed-to-float interest rate swaps which are contracts with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based on LIBOR. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. The Company uses interest rate swaps to effectively modify fixed rate bonds into floating rate investments based on LIBOR.

Details regarding the interest rate swaps as of December 31 are as follows:

				2011		2010
Counterparty	Maturity Date	Receive Rate	Pay Rate	Notional Amount	Fair Value	Notional Amount	Fair Value
				(Successor)
				(In Thousands)

FHLB	5/15/2012	0.457%	5.720%	$5,000	$(92)	$5,000	$(323)
JP Morgan	9/30/2013	0.576%	4.805%	5,000	(331)	5,000	(429)
JP Morgan	10/1/2013	0.372%	4.654%	6,000	(386)	6,000	(513)
				$16,000	$(809)	$16,000	$(1,265)

The fair value of the interest rate swaps is included in other liabilities on the consolidated balance sheets. The fair value of the equity call options is included in other invested assets on the consolidated balance sheets. The fair value of the embedded derivative financial instruments is included in policy reserves and annuity account values on the consolidated balance sheets.

The fair value of the Company’s derivative financial instruments classified as assets and liabilities in the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2011	2010	2011	2010
	(In Thousands)

Interest rate swaps	$–	$–	$809	$1,265
Call options	12,132	–	–	–
Embedded derivatives:
GMWB and GMAB reserves	–	–	12,982	11,189
Fixed index annuity contracts	–	–	109,530	–
Total derivative financial instruments	$12,132	$–	$123,321	$12,454

39

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company’s derivative financial instruments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. The changes in the market value of the interest rate swaps are included in net investment income on the consolidated statements of operations. The changes in the market value of the equity call options are included in net realized/unrealized gains (losses) on the consolidated statements of operations. The changes in the market value of the embedded derivatives are included in interest credited to account balances on the consolidated statements of operations.

The following table shows the change in the fair value of the derivative financial instruments in the consolidated statements of operations.

	Year Ended December 31, 2011 (Successor)	July 31, 2010 Through December 31, 2010 (Successor)	January 1, 2010 Through July 30, 2010 (Predecessor)	Year Ended December 31, 2009 (Predecessor)
	(In Thousands)

Interest rate swaps	$464	$23	$(359)	$1,390
Call options	(4,372)	–	–	–
Embedded derivatives:
GMWB and GMAB reserves	(1,793)	1,534	1,899	15,614
Fixed index annuity contracts	(3,602)	–	–	–
Total derivative financial instruments	$(9,303)	$1,557	$1,540	$17,004

40

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs

The following table summarizes the components of deferred policy acquisition costs:

	December 31
	2011	2010
	Successor	Successor
	(In Thousands)

Deferred policy acquisition costs	$91,363	$5,042
Deferred selling commissions	799	250
Balance at end of year	$92,162	$5,292

An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned profit liability) is presented below:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$5,042	$–	$291,313	$404,123
Cost deferred during the period	90,433	6,161	10,883	18,626
Imputed interest	3,649	70	–	–
Amortized to expense during the period	(6,317)	(1,298)	(31,528)	(36,073)
Effect of realized (gains) losses on amortization of deferred policy acquisition costs	(437)	3	(2,216)	(13,389)
Effect of unrealized (gains) losses	(1,007)	106	(58,664)	(82,408)
Other	–	–	(187)	434
Balance at end of period	$91,363	$5,042	$209,601	$291,313

41

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

Included in deferred policy acquisition costs prior to July 31, 2010, in the consolidated balance sheets, was the present value of future profits (PVFP). PVFP reflected the estimated fair value of acquired business and represented the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value was the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP related to reinsurance assumed in 2000 and 2003.

PVFP was amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$47,895	$49,253
Imputed interest	3,169	3,272
Amortization	(8,351)	(4,630)
Balance at end of period	$42,713	$47,895

The Company has not capitalized or amortized any PVFP during the year ended December 31, 2011 and the period July 31, 2010 through December 31, 2010.

42

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

As a result of a reinsurance transaction entered into in 2007, the Company recorded an unearned profit liability that was being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization were reported as a component of deferred policy acquisition costs on the consolidated balance sheets prior to July 31, 2010. An analysis of the unearned profit liability and associated amortization is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$(72,058)	$(82,230)
Amortization	11,234	10,172
Balance at end of period	$(60,824)	$(72,058)

The Company has not capitalized or amortized any unearned profit liability during the year ended December 31, 2011 and the period July 31, 2010 through December 31, 2010.

43

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$250	$–	$3,195	$6,215
Costs deferred during the period	649	268	565	1,124
Distribution of deferred selling commissions (see Note 1)	–	–	–	(1,869)
Amortization	(100)	(18)	(753)	(2,275)
Balance at end of period	$799	$250	$3,007	$3,195

44

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

5. Deferred Sales Inducements

An analysis of the deferred sales inducement costs asset balance is presented below:

	Year Ended December 31, 2011 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$–	$83,748	$97,778
Costs deferred (charged back) during the period	85,684	(236)	(33)
Accretion (amortization)	1,144	(9,332)	(13,997)
Balance at end of period	$86,828	$74,180	$83,748

There were no deferred sales inducements capitalized during the period July 31, 2010 through December 31, 2010.

45

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

6. Value of Business Acquired

As a result of the Transaction entered into during 2010 (see Note 1), the Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below:

	December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor
	(In Thousands)

Balance at beginning of period	$53,792	$	−
Value of business acquired recognized during the period	−		53,982
Interest imputed for period	3,056		1,359
Amortized to expense during the period	(7,968)		(3,518)
Effect of realized gains	(542)		(61)
Effect of unrealized (gains) losses	(3,933)		2,030
Balance at end of period	$44,405		$53,792

The weighted average amortization period is 23 years for VOBA.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands):

2012	$6,180
2013	4,049
2014	3,465
2015	3,001
2016	2,768

46

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

7. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

Unrealized Gains (Losses) on Available- for-Sale Securities
Predecessor
Accumulated other comprehensive loss at January 1, 2009	$(189,591)
Cumulative effect of change in accounting for investment impairment (see Note 1)	(53,348)
Other comprehensive income:
Unrealized gains on available-for-sale securities	195,712
Realized investment gains, excluding impairment losses	(11,395)
OTTI losses recognized in earnings	68,507
OTTI losses recognized in other comprehensive income	(21,157)
Adjustment for assumed changes in liability for policy reserves and annuity account values	(1,951)
Effect on deferred policy acquisition costs	(82,408)
Provision for deferred income taxes	(51,558)
Total other comprehensive income	95,750
Accumulated other comprehensive loss at December 31, 2009	$(147,189)
Cumulative effect of change in accounting for embedded credit derivative (see Note 1)	10,153
Other comprehensive income:
Unrealized gains on available-for-sale securities	151,758
Realized investment gains, excluding impairment losses	(7,553)
OTTI losses recognized in earnings	19,341
OTTI losses recognized in other comprehensive income	(4,588)
Adjustment for assumed changes in liability for policy reserves and annuity account values	(3,777)
Effect on deferred policy acquisition costs	(58,664)
Provision for deferred income taxes	(37,336)
Total other comprehensive income	59,181
Accumulated other comprehensive loss at July 30, 2010	$(77,855)

47

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

7. Other Comprehensive Income (Loss) (continued)

Unrealized Gains (Losses) on Available- for-Sale Securities
Successor
Other comprehensive loss:
Unrealized losses on available-for-sale securities	$(3,540)
Realized investment gains, excluding impairment losses	(275)
OTTI losses recognized in earnings	365
OTTI losses recognized in other comprehensive income	(6)
Effect on deferred policy acquisition costs and VOBA	2,135
Provision for deferred income taxes	(224)
Total other comprehensive loss	(1,545)
Accumulated other comprehensive loss at December 31, 2010	(1,545)

Other comprehensive income:
Unrealized gains on available-for-sale securities	82,510
Realized investment gains, excluding impairment losses	(13,115)
OTTI losses recognized in earnings	803
Effect on deferred policy acquisition costs and VOBA	(4,940)
Provision for deferred income taxes	(21,698)
Total other comprehensive income	43,560
Accumulated other comprehensive income at December 31, 2011	$42,015

48

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

8. Employee Benefit Plans

Certain employees of the Company are covered by a qualified, noncontributory, defined-benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee’s highest average compensation over a period of five consecutive years during the last ten years of service. During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company is providing a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period from 2007 to 2012.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined-benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution), and the Company match was increased to 100% of the first 5% of pay contributed by an employee. Company contributions to the profit-sharing and savings plan charged to operations were $763,000 for the year ended December 31, 2011; $183,000 and $322,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and $569,000 for the year ended December 31, 2009, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts.

Incentive compensation expense amounted to $5,002,000 for the year ended December 31, 2011; $921,000 and $1,568,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and $3,078,000 for the year ended December 31, 2009, and is included in the consolidated statements of operations in commissions and other operating expenses.

49

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

9. Reinsurance

Principal reinsurance assumed transactions for the periods ended are summarized as follows:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Reinsurance assumed:
Premiums received	$16,194	$7,854	$11,817	$24,083
Commissions paid	$2,039	$877	$1,300	$2,236
Claims paid	$4,346	$1,708	$3,228	$6,268
Surrenders paid	$95,866	$41,463	$61,602	$103,384

Principal reinsurance ceded transactions are summarized as follows:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Reinsurance ceded:
Premiums paid	$31,015	$14,612	$16,249	$33,574
Commissions received	$3,319	$1,700	$1,988	$3,671
Claim recoveries	$25,170	$14,354	$16,177	$30,457
Surrenders recovered	$122,738	$60,966	$88,390	$152,798

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

50

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

9. Reinsurance (continued)

At December 31, 2011 and 2010, the Company had receivables totaling $531,224,000 and $530,467,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2011 and 2010, was $3.1 billion and $3.3 billion, respectively.

10. Guaranteed Benefit Features

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to variable annuity contract holders are the GMDB, GMAB, GMWB, and GMIB.

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types on its variable annuity products:

•	Return of premium death benefit provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

•
Reset provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder’s age specified birthday (this age varies by product) adjusted for withdrawals.

51

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•
Roll-up death benefit provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

•
Step-up death benefit provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

•
Enhanced death benefit provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

•	Combo death benefit provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts:

	December 31
	2011 (Successor)			2010 (Successor)
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)

Return of premium	$1,786	$62	63	$2,041	$50	62
Reset	119	3	55	135	3	55
Roll-up	186	76	65	219	73	62
Step-up	3,322	184	64	3,306	121	63
Combo	143	47	69	177	39	68
Subtotal	5,556	372	63	5,878	286	63

Enhanced	12	1	66	10	–	66
Total GMDB	$5,568	$373	63	$5,888	$286	63

52

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2011 and 2010, was $24,095,000 and $27,718,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2011 and 2010, was $9,151,000 and $5,616,000, respectively. The liability for GMWBs and GMABs on variable annuity contracts reflected in the general account as of December 31, 2011 and 2010, was $12,982,000 and $11,189,000, respectively.

The Company’s GMDB and GMIB reserves, accounted for pursuant to ASU 944, Financial Services – Insurance (ASU 944), are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB, GMWB, GMAB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as other benefits. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company’s ASU 944 reserve calculation uses the same assumptions as those used in its deferred policy acquisition cost model.

The following assumptions were used to determine the GMDB and GMIB reserves on the variable annuity products as of December 31, 2011:

•	Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

•	Mean long-term gross blended separate account growth rate is 8.5%.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 100% of Annuity 2000 table.

53

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Discount rate is equivalent to the credited rate (varies by product).

•	Lapse rates vary by product and duration.

The following assumptions were used to determine the GMWB and GMAB reserves on the variable annuity products classified under ASC Topic 820 as of December 31, 2011:

•	Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

•	Mortality is 100% of Annuity 2000 table

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Current volatility surface (3 months to 5 years) of 26% graded to 29% at year 5, and graded to the long-term average of 18% at end of projection year 60.

•	Discount rate used is the current swap curve plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index with similar financial strength ratings.

•	Policyholder lapse rates are set to 95% of the assumed base lapses.

The GLWB associated with the fixed index annuity provides guaranteed lifetime periodic withdrawals to the contract holder. The annual withdrawal amount guaranteed is based on a specified percentage of the GLWB benefit base.

•
The GLWB benefit base at contract issue is equal to the initial account value and at each policy anniversary is the greater of account value or the prior anniversary benefit base accumulated generally at an 8% interest rate, adjusted for non-GLWB withdrawals and additional deposits. The roll-up term of the benefit base is the lessor of 10 years or attained age 85 and may be extended for another 10 years up to attained age 85 if the contract holder’s attained age at the 10th policy anniversary is no greater than 80.

•	The roll-up stops when the GLWB lifetime withdrawals start.

54

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•	The specified withdrawal percentage is based on the attained age of the contract holder on the start date of the GLWB lifetime withdrawals.

The following assumptions were used to determine the GLWB reserves on the fixed index annuity product as of December 31, 2011:

•	Data used was based on a combination of historical numbers and future projections involving 200 stochastic scenarios.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 80% of Annuity 2000 table.

•	Discount rate is the credited rate before the exhaustion of account value and is the general account gross earned rate net of investment expense after the exhaustion of account value.

•	Lapse rates vary by duration.

The liability for GLWB on the fixed index annuity contracts reflected in the general account as of December 31, 2011, was $2,916,000 and is included in policy reserves and annuity account values on the consolidated balance sheets. There was no GLWB liability for the period ended December, 31, 2010.

11. Income Taxes

For the year ended December 31, 2011 and the period from July 31, 2010 to December 31, 2010, the Company filed separate federal income tax returns. For the periods July 30, 2010 and prior, the Company filed a consolidated life/non-life federal income tax return with SBMHC. Income taxes were allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2009. The Internal Revenue Service (IRS) is not currently examining any of SBMHC’s federal tax returns. The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

55

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

As of December 31, 2011, the Company has $5.8 million of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest for the year ended December 31, 2011; $32,000 and $274,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and none for the year ended December 31, 2009. The Company recorded a liability of $633,000 at December 31, 2011 and 2010.

Income tax expense (benefit) consists of the following:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Current tax expense (benefit)	$6,905	$7,905	$30,267	$3,579
Deferred tax expense (benefit)	16,038	2,634	(21,795)	1,477
Income tax expense (benefit)	$22,943	$10,539	$8,472	$5,056

From a tax return perspective, the Company has $248.3 million of operating loss carryforwards. Based on Internal Revenue Code (IRC) Section 382 limitation calculation related to the acquisition Transaction described in Note 1, a limitation of $11 million per year may reduce the Company’s net operating loss usage. The Company believes they will be able to utilize the tax benefits associated with the amounts identified in the Section 382 limitation. The Company on a consolidated tax return basis through July 30, 2010, had the ability to reduce its current tax liability by the use of non-life affiliate losses and credits.

The Company also has a net operating loss carryforward in multiple states of approximately $5 million that will expire between 2014 and 2030. Due to unitary filing requirements, the Company does not expect to recognize carryforwards expiring in the next five years.

56

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Federal income tax expense (benefit) computed at statutory rate	$42,568	$10,808	$3,654	$(6,687)
Increases (decreases) in taxes resulting from:
Valuation allowance	(12,590)	2,729	4,800	13,584
Dividends received deduction	(3,540)	(2,790)	(222)	(3,576)
Credits	(473)	(110)	(134)	(320)
Prior period adjustments	(1,967)	–	–	1,593
Other	(1,055)	(98)	374	462
Income tax expense	$22,943	$10,539	$8,472	$5,056

“Credits” in the above table primarily result from low-income housing tax credits and foreign tax credits. “Other” in the table above includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

57

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following:

	December 31
	2011	2010
	Successor	Successor
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$84,263	$42,800
Net operating loss	393	866
Deferred loss on investments	148,219	155,363
Deferred policy acquisition costs	–	8,170
Credit carryover	6,292	8,704
Net unrealized capital loss on investments	18,411	524
Other	8,146	8,151
Total deferred income tax assets	265,724	224,578
Valuation allowance	(145,474)	(158,064)
Net deferred income tax assets	120,250	66,514

Deferred income tax liabilities:
Deferred policy acquisition costs	51,043	–
Value of business acquired	15,542	18,416
Net unrealized capital gain on investments	41,314	–
Depreciation	7,592	7,449
Deferred gain on investments	18,868	11,928
Other	10,126	10,055
Total deferred income tax liabilities	144,485	47,848
Net deferred income tax assets (liabilities)	$(24,235)	$18,666

The oldest carryover will expire in 2022, and relates to low-income housing tax credits.

In connection with the Transaction, the tax basis of all assets and liabilities were retained from the predecessor to the successor, subject to certain limitations.

58

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2011 and 2010, the Company recorded a $69.9 million and $62.1 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2011 and 2010, the Company recorded a valuation allowance of $40.8 million and $55.4 million, respectively, against a deferred tax loss that it does not expect will be recovered. Further, as of December 31, 2011 and 2010, the Company established a valuation allowance of $34.8 million and $40.6 million, respectively, against unrealized built-in losses that are limited under IRC § 382.

12. Business Combinations

On July 30, 2010, GSBCH acquired all of the outstanding capital stock of SBC (see Note 1). The aggregate purchase price of SBC was $404 million. Eligible policyholders of the Company received, in the aggregate, $20 million in exchange for their membership interest in SBMHC, and the remaining amounts represented cash contributed to SBC, a portion of which was contributed to the Company.

59

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

12. Business Combinations (continued)

The following table summarizes the allocation of the purchase price of SBC to the Company, which was generally based upon estimated fair values of the Company’s assets acquired and liabilities assumed at the date of acquisition (in thousands):

Investments	$3,641,585
Note receivable from affiliate	740,752
Cash and cash equivalents	410,568
Intangible assets not subject to amortization:
Licenses	2,500
Intangible assets subject to amortization:
Developed technology	500
VOBA	53,982
Property and equipment	53,624
Other assets	745,353
Separate account assets	4,713,721
10,362,585
Policy reserves and annuity account values	4,860,853
Long-term debt	120,527
Mortgage debt	37,465
Other liabilities	159,527
Separate account liabilities	4,713,721
Net assets acquired	$470,492

The Company recognized a prior period adjustment associated with the deferred income tax asset recognized as of the date of the Transaction. In accordance with ASC 805, Business Combinations, the Company is allowed to make adjustments to the new basis of the assets and liabilities for one year after the Transaction date. As a result of reevaluating the calculation of the IRC section 382 limitation, the Company reduced deferred income tax assets and current income taxes payable with a net reduction in contributed capital at the Transaction date by $19,702,000. This also resulted in an increase in current tax expense of $1,147,000 for the Statement of Operations period from July 31, 2010 through December 31, 2010.

60

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

13. Intangible Assets

An analysis of intangible asset balances is presented below for the periods presented:

	Trademarks, Trade Names, and Licenses	Developed Technology	Total
	(In Thousands)
Successor
Balance at July 31, 2010	$–	$–	$–
Recognized during the period	2,500	500	3,000
Amortization	–	(42)	(42)
Balance at December 31, 2010	2,500	458	2,958
Amortization	–	(100)	(100)
Balance at December 31, 2011	$2,500	$358	$2,858

The following summarizes amortizable intangible assets:

	December 31, 2011 (Successor)		December 31, 2010 (Successor)
	Carrying Amount	Accumulated Amortization	Carrying Amount	Accumulated Amortization
	(In Thousands)

Developed technology	$500	$142	$500	$42
Total	$500	$142	$500	$42

Intangible assets subject to amortization include developed technology. Intangible assets not subject to amortization include licenses related to the Company’s insurance and annuity business. The intangible asset subject to amortization is being amortized straight-line over five years. Impairment of intangible assets is evaluated annually. There were no impairments for the year ended December 31, 2011.

61

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

13. Intangible Assets (continued)

The expected future amortization schedule for the next five years for developed technology based on current assumptions is expected to be as follows (in thousands):

2012	$100
2013	100
2014	100
2015	58
2016	–

14. Condensed Fair Value Information

Fair Value Hierarchy

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include certain cash equivalents, separate account assets, and mutual funds.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market. Level 2 assets include certain cash equivalents, U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

62

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include options, private placements, structured products, synthetic bonds, and certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs. Level 3 liabilities include interest rate swaps, GMWB and GMAB reserves, and embedded derivative instruments.

Determination of Fair Value

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

63

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

The following table presents categories reported at fair value on a recurring basis as follows:

	December 31, 2011 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$600,562	$525,565	$74,997	$–
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	17,892	–	17,892	–
Obligations of government-sponsored enterprises	136,539	–	136,539	–
Corporate	1,332,243	–	1,040,802	291,441
Obligations of foreign governments	26,422	–	26,422	–
Municipal obligations	245,861	–	245,861	–
Commercial mortgage-backed	253,742	–	229,391	24,351
Residential mortgage-backed	899,252	–	888,125	11,127
Other mortgage-backed	461,676	–	454,285	7,391
Collateralized debt obligations	47,876	–	3,020	44,856
Other debt obligations	990,115	–	116,418	873,697
Synthetic bonds	23,078	–	–	23,078
Total bonds	4,434,696	–	3,158,755	1,275,941
Equity securities:
Financial	10,284	–	9,801	483
Fund	5,143	5,143	–	–
Technology	3,788	–	3,788	–
Transportation	1	–	–	1
Government	66,567	–	–	66,567
Total equity securities	85,783	5,143	13,589	67,051
Mutual funds	1	1	–	–
Short-term investments	5,279	–	–	5,279
Call options	12,132	–	–	12,132
Separate account assets	4,121,064	4,121,064	–	–
Total assets	$9,259,517	$4,646,630	$3,247,341	$1,365,546

Liabilities:
Interest rate swaps	$809	$–	$–	$809
Embedded derivatives:
GMWB and GMAB reserves	12,982	–	–	12,982
Fixed index annuity contracts	109,530	–	–	109,530
Total liabilities	$123,321	$–	$–	$123,321

64

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

	December 31, 2010 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$84,039	$84,039	$–	$–
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	21,116	–	21,116	–
Obligations of government-sponsored enterprises	282,008	–	282,008	–
Corporate	950,207	–	690,833	259,374
Obligations of foreign governments	8,936	–	8,936	–
Municipal obligations	121,992	–	105,626	16,366
Commercial mortgage-backed	344,705	–	319,689	25,016
Residential mortgage-backed	1,109,422	–	1,109,422	–
Other mortgage-backed	70,936	–	70,936	–
Collateralized debt obligations	45,656	–	4,529	41,127
Other debt obligations	741,583	–	107,109	634,474
Synthetic bonds	27,468	–	–	27,468
Total bonds	3,724,029	–	2,720,204	1,003,825
Equity securities:
Financial	9,515	–	6,998	2,517
Fund	7,438	7,438	–	–
Technology	4,753	–	4,753	–
Transportation	1	–	–	1
Government	66,673	–	–	66,673
Total equity securities	88,380	7,438	11,751	69,191
Mutual funds	3,988	3,988	–	–
Short-term investments	3,316	–	2,316	1,000
Separate account assets	4,862,960	4,862,960	–	–
Total assets	$8,766,712	$4,950,987	$2,741,709	$1,074,016

Liabilities:
Interest rate swaps	$1,265	$–	$–	$1,265
Embedded derivatives:
GMWB and GMAB reserves	11,189	–	–	11,189
Total liabilities	$12,454	$–	$–	$12,454

65

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs are as follows:

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2011	Included in Net Income	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2011	(Losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$259,374	$1,731	$64	$52,855	$(22,583)	$291,441	$1,795
Municipal obligations	16,366	–	(37)	(1,000)	(15,329)	–	(37)
Commercial mortgage-backed	25,016	–	877	3,475	(5,017)	24,351	877
Residential mortgage-backed	–	(4)	174	(2,038)	12,995	11,127	170
Other mortgage-backed	–	–	275	671	6,445	7,391	275
Collateralized debt obligations	41,127	3,530	2,336	(2,137)	–	44,856	5,866
Other debt obligations	634,474	(334)	(15,253)	303,706	(48,896)	873,697	(15,587)
Synthetic bonds	27,468	(4,134)	(3,154)	2,898	–	23,078	(7,288)
Total bonds	1,003,825	789	(14,718)	358,430	(72,385)	1,275,941	(13,929)

Equities:
Financial	2,517	30	(34)	(2,030)	–	483	(4)
Transportation	1	–	–	–	–	1	–
Government	66,673	–	–	(106)	–	66,567	–
Total equities	69,191	30	(34)	(2,136)	–	67,051	(4)
Short-term investments	1,000	–	63	5,216	(1,000)	5,279	63
Call options	–	–	(4,372)	16,504	–	12,132	(4,372)
Total assets	$1,074,016	$819	$(19,061)	$378,014	$(73,385)	$1,360,403	$(18,242)

Liabilities:
Interest rate swaps	$1,265	$(464)	$–	$8	$–	$809	$–
Embedded derivatives:
GMWB and GMAB reserves	11,189	1,793	–	–	–	12,982	–
Fixed index annuity contracts	–	3,602	–	105,928	–	109,530	–
Total liabilities	$12,454	$4,931	$–	$105,936	$–	$123,321	$–

66

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at July 31, 2010	Included in Net Income	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2010	(Losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$213,947	$(10,714)	$11,649	$43,291	$1,201	$259,374	$935
Municipal obligations	–	256	(137)	7,992	8,255	16,366	119
Commercial mortgage-backed	5,376	(1,509)	1,243	19,906	–	25,016	(266)
Other mortgage-backed	10,813	–	–	–	(10,813)	–	–
Collateralized debt obligations	36,313	(50,741)	55,902	(347)	–	41,127	5,161
Other debt obligations	534,743	(60,851)	75,692	86,059	(1,169)	634,474	14,841
Synthetic bonds	38,465	3,055	–	(14,052)	–	27,468	3,055
Total bonds	839,657	(120,504)	144,349	142,849	(2,526)	1,003,825	23,845

Equities:
Financial	482	(4,540)	4,575	2,000	–	2,517	35
Transportation	1	1	(1)	–	–	1	–
Government	65,716	–	–	957	–	66,673	–
Total equities	66,199	(4,539)	4,574	2,957	–	69,191	35
Short-term investments	–	–	–	1,000	–	1,000	–
Total assets	$905,856	$(125,043)	$148,923	$146,806	$(2,526)	$1,074,016	$23,880

Liabilities:
Interest rate swaps	$1,578	$(23)	$–	$(290)	$–	$1,265	$–
Embedded derivatives:
GMWB and GMAB reserves	12,723	(1,534)	–	–	–	11,189	–
Total liabilities	$14,301	$(1,557)	$–	$(290)	$–	$12,454	$–

67

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

		Total Realized/Unrealized					Change in Unrealized
		Gains and Losses					Gains
			Included in	Purchases,			(Losses) in
	Balance at	Included	Other	Issuances,		Balance at	Net Loss
	January 1,	in	Comprehensive	Sales, and		July 30,	for Positions
	2010	Net Loss	Loss	Settlements	Transfers	2010	Still Held
	Predecessor
	(In Thousands)
Assets:
Bonds:
Corporate	$177,002	$(3,500)	$12,139	$28,306	$–	$213,947	$8,639
Commercial mortgage-backed	1,705	–	2,476	(203)	1,398	5,376	2,476
Residential mortgage-backed	83,069	–	–	–	(83,069)	–	–
Other mortgage-backed	–	–	753	307	9,753	10,813	753
Collateralized debt obligations	68,921	(18,448)	26,916	(1,483)	(39,593)	36,313	8,468
Other debt obligations	276,261	(4,644)	33,880	230,370	(1,124)	534,743	29,236
Synthetic bonds	–	694	–	–	37,771	38,465	694
Total bonds	606,958	(25,898)	76,164	257,297	(74,864)	839,657	50,266

Equities:
Financial	2,586	1,800	(1,502)	(2,402)	–	482	298
Transportation	1	–	–	–	–	1	–
Government	64,760	–	–	956	–	65,716	–
Total equities	67,347	1,800	(1,502)	(1,446)	–	66,199	298
Total assets	$674,305	$(24,098)	$74,662	$255,851	$(74,864)	$905,856	$50,564

Liabilities:
Interest rate swaps	$1,657	$359	$–	$(438)	$–	$1,578	$–
Embedded derivatives:
GMWB and GMAB reserves	14,622	(1,899)	–	–	–	12,723	–
Total liabilities	$16,279	$(1,540)	$–	$(438)	$–	$14,301	$–

68

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

The separation of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2011, is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$81,833	$–	$(28,978)	$–	$52,855
Municipal obligations	–	–	(1,000)	–	(1,000)
Commercial mortgage-backed	3,744	–	(269)	–	3,475
Residential mortgage-backed	1,060	–	(3,098)	–	(2,038)
Other mortgage-backed	750	–	(79)	–	671
Collateralized debt obligations	13,566	–	(15,703)	–	(2,137)
Other debt obligations	399,299	–	(95,593)	–	303,706
Synthetic bonds	3,344	–	(446)	–	2,898
Total bonds	503,596	–	(145,166)	–	358,430

Equities:
Financial	–	–	(2,030)	–	(2,030)
Government	3,990	–	(4,096)	–	(106)
Total equities	3,990	–	(6,126)	–	(2,136)
Short-term investments	5,179	–	37	–	5,216
Options	16,504	–	–	–	16,504
Total assets	$529,269	$–	$(151,255)	$–	$378,014

Liabilities:
Interest rate swaps	$–	$184	$–	$(176)	$8
Embedded derivatives:
GMWB and GMAB reserves	–	–	–	–	–
Fixed index annuity contracts	–	105,928	–	–	105,928
Total liabilities	$–	$106,112	$–	$(176)	$105,936

Assets transferred into and out of Level 3 during the year ended December 31, 2011, were $16.8 million and $90.2 million, respectively; during the period July 31, 2010 through December 31, 2010, were $9.5 million and $12.0 million, respectively; during the period January 1, 2010 through July 30, 2010, were $9.8 million and $84.7 million, respectively. The majority of assets transferred into and out of Level 3 include those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor.

69

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

There were no assets transferred into and out of Level 1 during the year ended December 31, 2011. There were no assets transferred into and out of Level 1 during the period July 31, 2010 through December 31, 2010, nor during the period January 1, 2010 through July 30, 2010.

Assets transferred into and out of Level 2 during the year ended December 31, 2011, were $90.2 million and $16.8 million, respectively. Assets transferred into and out of Level 2 during the period July 31, 2010 through December 31, 2010, were $12.0 million and $9.5 million, respectively, and during the period January 1, 2010 through July 30, 2010, were $84.7 million and $9.8 million, respectively.

The transfers between levels are determined as of the end of the period for which the transfer is completed.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash equivalents and short-term investments – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Investment securities – Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, from applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Call options – Fair values of the Company’s call options are obtained from broker quotes or are determined using option pricing models.

Business-owned life insurance, mortgage loans, and note receivable from affiliate – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

70

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

Interest rate swaps – Fair values of the Company’s interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

Fixed index annuities – embedded derivatives – Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of annual call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values.

71

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

Long-term debt and mortgage debt – Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

Separate account assets and liabilities – The assets held in the separate account consist of actively traded mutual funds that have daily quoted net asset values and are carried at quoted market values or, where quoted market values are not available, at fair market values as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

ASC Topic 825, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company’s balance sheet, for which it is practicable to estimate that value.

ASC Topic 825 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

72

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

	December 31, 2011		December 31, 2010
	Successor		Successor
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)

Cash and cash equivalents	$637,230	$637,230	$135,149	$135,149
Short-term investments	5,279	5,279	3,316	3,316
Bonds (Note 2)	4,439,702	4,440,364	3,726,136	3,725,605
Equity securities (Note 2)	85,783	85,783	88,380	88,380
Synthetic bonds	23,078	23,078	27,468	27,468
Mutual funds	1	1	3,988	3,988
Notes receivable from affiliate	853,918	853,918	723,327	723,327
Mortgage loans	7,404	7,404	8,274	8,274
Policy loans	98,622	98,797	106,187	106,212
Call options	12,132	12,132	–	–
Business-owned life insurance	20,510	20,510	20,600	20,600
Separate account assets	4,121,064	4,121,064	4,862,960	4,862,960
Supplementary contracts without life contingencies	(8,338)	(8,751)	(9,442)	(9,155)
Individual and group annuities	(2,646,910)	(2,684,181)	(2,653,013)	(2,548,021)
Long-term debt	(122,535)	(129,831)	(121,239)	(126,187)
Mortgage debt	(34,413)	(35,976)	(36,597)	(35,492)
Interest rate swaps	(809)	(809)	(1,265)	(1,265)
Fixed index annuities – embedded derivatives	(109,530)	(109,530)	–	–
Separate account liabilities	(4,121,064)	(4,121,064)	(4,862,960)	(4,862,960)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $11.4 million and $8.1 million at December 31, 2011 and 2010, respectively, over the next few years as required by the general partner.

As of December 31, 2011 and 2010, the Company had committed up to $2 million and $35 million in unfunded bridge loans, respectively, and $7 million and $2 million in unfunded revolvers, respectively.

73

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2011 and 2010, the Company has reserved $1,691,000 and $1,649,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

BMCA Asbestos Litigation. The Company has been named as a party in the case of Official Committee of Asbestos Claimants of G-I Holdings, Inc. v. BMCA Holdings Corporation of America, et. al., Case No. 01-30135. On July 7, 2004, the Official Committee of Asbestos Claimants (the Asbestos Committee) in the G-I Holdings Inc. (G-I) bankruptcy proceeding filed an adversary proceeding complaint, as subsequently amended, against Security Benefit Group, Inc., which was merged with and into SBC on January 1, 2005, and SBL, among hundreds of other defendants who purportedly held publicly traded bonds issued by a subsidiary of G-I, Building Materials Corporation of America (BMCA). The Asbestos Committee alleges that the transfer of a certain roofing business to BMCA in 1994 was a “fraudulent transfer.” Recovery is sought against the alleged “initial transferee” of the roofing business, BMCA, as well as alleged “mediate” or “immediate” transferees of those assets, specifically the holders of various public debt issues by BMCA. Because the BMCA bondholders acquired liens on the assets of BMCA in December 2000, the Asbestos Committee alleges that the bondholders acquired the same roofing business assets (or a security interest therein) originally transferred in 1994. The Asbestos Committee seeks to (1) acquire all the assets of BMCA as assets of G-I, where the Asbestos Committee is a substantial creditor; (2) set aside liens in those assets currently held by the bondholders; and (3) recover principal and interest paid on the bonds since December 2000. In connection with a cost-benefit analysis ordered by the bankruptcy court, the Asbestos Committee has submitted a proposed second amended complaint that seeks similar relief but proceeds on additional theories, including that the liens acquired by the bondholders in December 2000 were themselves fraudulent transfers of G-I’s assets. The Company and other defendant bondholders have denied the Asbestos Committee’s claims. A motion to dismiss the amended complaint was argued to the bankruptcy court on April 5, 2005, and denied by the bankruptcy court in January 2006. Subsequently, the United States District Court for the District of New Jersey directed the bankruptcy court to conduct further proceedings, including a cost-benefit analysis, to determine whether the action should proceed, be dismissed, or be stayed pending resolution of other matters in the bankruptcy court. Through January 31, 2008, however, the cost benefit analysis was stayed pending a mediation of all disputes between G-I, BMCA, and the Asbestos Committee (not involving the bondholders). The stay was terminated on February 1, 2008, but reinstated when settlement talks between such parties resumed in the summer of 2008. Those

74

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

talks resulted in an agreed Plan of Reorganization for G-I pursuant to which all claims against the bondholders would be dismissed with prejudice upon confirmation of the plan. The Disclosure Statement was approved by the bankruptcy court on December 4, 2008, and plan confirmation proceedings were scheduled. The settlement was presented to the bankruptcy court for approval. In the meantime, the United States IRS filed an objection to the settlement claiming the settlement failed to properly address IRS liens. The United States Environmental Protection Agency also filed an objection maintaining the debtors had not made adequate provisions for its claims. A revised reorganization plan was filed in July 2009. The revised plan includes a release for bondholders, including the Company. The court accepted the plan and overruled all objections. The IRS appealed the decision. The Third Circuit granted the IRS’s request for stay. The debtors asked for the stay to be dismissed because the appeal is moot given that the G-I Plan had been confirmed, gone effective, and been consummated. In December 2011, the debtors reached an agreement with the IRS which includes a dismissal of the appeal.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se2, inc. (se2) to certain of se2’s customers that have entered into third-party administration agreements with se2.

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company’s results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

Various legal proceedings and other matters have arisen in the ordinary course of the Company’s business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company’s ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

75

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

16. Long-Term Debt

At December 31, 2011, the Company has access to a $76 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2011). The Company had no borrowings under this line of credit at December 31, 2011 and 2010. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2011.

The Company has outstanding surplus notes with a carrying value of $122,535,000 and $121,239,000 at December 31, 2011 and 2010, respectively. The surplus notes consist of $50,000,000 of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100,000,000 of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

17. Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600, including $62,805 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $12 million of cash and other marketable securities.

76

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

17. Mortgage Debt (continued)

At December 31, 2011, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2012	$2,335
2013	2,497
2014	2,670
2015	2,856
2016	3,054
Thereafter	21,001
$34,413

18. Related-Party Transactions

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016 (SBC Note 1). Interest on the principal amount of the note was due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal was fully paid. At any time, SBC could have prepaid all or any portion of the outstanding principal of the note without premium or prepayment penalty. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in Rydex Holdings, LLC (RHLLC), an affiliated company, and 10% of the profits class membership interest and capital class membership interest in Security Investors, LLC (SI), an affiliated company. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $40,000,000.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018 (SBC Note 2). Interest on the principal amount of the note was due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal was fully paid. At any time, SBC could have prepaid all or any portion of the outstanding principal of the note without premium or prepayment penalty. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $250,000,000.

77

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

On December 30, 2008, the Company entered into an intercompany promissory note due from SBC, which totaled $450,239,000 (SBC Note 3). The note was payable in full at maturity on December 31, 2023. Interest on the principal amount of the note was due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note was payable in an amount equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the membership interest in Security Global Investors, LLC (SGI). The note had been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC could have prepaid all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepaid any of the principal, a proportionate amount of the membership interests pledged would also be released. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $450,239,000.

On July 1, 2010, the Company and SBC amended and restructured SBC Note 2 into a new intercompany promissory note payable in full at maturity on June 30, 2020 (Intercompany Note 1). Interest on the principal amount of the Intercompany Note 1 is due and payable at an escalating annual rate of 6.35% for July 2010 through June 2015, 7.0% for July 2015 through June 2016, 8.0% for July 2016 through June 2018, and 9.0% for July 2018 through June 2020 with quarterly interest payments due until the principal has been fully paid. Principal pay downs of $50,000,000 and $20,000,000 were received during the years ended December 31, 2011 and 2010, respectively. The note was exchanged during December 2011 as described below. The principal balance of the note at the time of exchange was $180,000,000.

On July 1, 2010, the Company and SBC amended and restructured SBC Note 1 and SBC Note 3 into a new $490,239,000 intercompany promissory note payable in full at maturity on June 30, 2023 (Intercompany Note 2). Interest on the principal amount of the Intercompany Note 2 is due and payable at an escalating annual rate of LIBOR plus 2.0% for July 2010 through June 2012, LIBOR plus 2.5% for July 2012 through June 2015, LIBOR plus 3.0% for July 2015 through June 2017, and LIBOR plus 4.0% for July 2017 through June 2023 with quarterly interest payments due until the principal has been fully paid. The principal balance at December 31, 2011, was $490,239,000.

78

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

Intercompany Note 1 and Intercompany Note 2 are collateralized with 100% of the membership interest in RHLLC and SI. In the event cash flows from RHLLC and SI are insufficient to pay all contractual interest payments, interest is allowed to increase the principal balance of Intercompany Note 2 first then Intercompany Note 1 for a portion of the contractual interest not covered by the cash flows. In addition, on an annual basis, 50% of the annual excess cash flows, that is cash flows in excess of 125% of the annual aggregate contractual interest of both Intercompany Note 1 and Intercompany Note 2 ended June 30, are required to be paid as a mandatory principal payment. The principal payments shall be applied first to Intercompany Note 1 until paid in full then Intercompany Note 2. Effective July 30, 2010, SBC transferred the intercompany notes to Security Benefit Asset Management Holdings, LLC (SBAMH), an affiliate of the Company. SBAMH is bound to perform the debt service of the intercompany notes, thereby relieving SBC of its obligation to pay Intercompany Note 1 and Intercompany Note 2.

On December 29, 2011, the Company and Note Funding, LLC (NFL), an affiliate, exchanged Intercompany Note 1 with a new $182,794,000 intercompany note payable in full on December 24, 2012 (NFL Note). Interest on the principal amount of the NFL Note is due and payable at an annual rate of 6.45% with interest due at maturity.

During the year ended December 31, 2011, the Company entered into several short-term intercompany notes with SBC Funding, LLC (SBCF), an affiliate (SBCF Notes). The Company had the following short-term notes outstanding, aggregated with similar terms, as of December 31, 2011:

	Interest Rate	Maturity	Principal Balance
	(In Thousands)

SBCF Notes	2.63 – 3.58%	12/14/2012 – 12/21/2012	$180,885
NFL Note	6.45%	12/24/2012	182,794
			$363,679

79

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

Interest received on the intercompany promissory notes is reported in net investment income on the consolidated statements of operations and consisted of the following:

	Year Ended December 31, 2011	July 31, 2010 through December 31, 2010	January 1, 2010 through July 30, 2010	Year Ended December 31, 2009
	(In Thousands)

SBC Note 1	$–	$–	$1,196	$2,392
SBC Note 2	–	–	8,701	17,401
SBC Note 3	–	–	7,418	7,883
Intercompany Note 1	12,287	6,971	1,395	–
Intercompany Note 2	8,451	7,012	1,400	–
SBCF Notes	124	–	–	–
NFL Note	66	–	–	–
	$20,928	$13,983	$20,110	$27,676

Officer mortgage loans in the accompanying consolidated balance sheets include amounts due from officers of $7,404,000 and $8,274,000 at December 31, 2011 and 2010, respectively. These loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 3.7%.

The Company paid $55,935,000, $27,915,000, $37,908,000, and $51,752,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, to affiliates for providing management, investment, and administrative services. These fees are included in commissions and other operating expenses on the consolidated statements of operations.

The Company received $15,213,000, $6,483,000, $10,013,000, and $10,525,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, from affiliates for service agreement fees. These revenues are included in asset-based fees in the consolidated statements of operations.

80

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

The Company received $5,085,000, $2,035,000, $2,939,000, and $4,832,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, from affiliates for rent of building space. This income is included in commissions and other operating expense in the consolidated statements of operations.

The Company received $13,337,000, $5,782,000, $7,748,000, and $13,982,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, from affiliates for support fees. This income is included in other revenues on the consolidated statements of operations.

The Company has a payable to its affiliates of $162,000 and $11,476,000 as of December 31, 2011 and 2010, respectively, and are included in accounts payable in the consolidated balance sheets.

The Company owns shares of affiliated mutual funds managed by affiliated companies with net asset values totaling $3,988,000 at December 31, 2010. The Company did not own any shares of affiliated mutual funds at December 31, 2011.

The Company has contracted with Guggenheim Investment Management, LLC, an affiliate, to perform investment advisory services. For the year ended December 31, 2011 and the period from July 31, 2010 to December 31, 2010, the Company paid fees of $7,448,000 and $2,827,000, respectively, associated with the services performed. These fees are included in commissions and other operating expense on the consolidated statements of operations.

During 2011, the Company entered into a commission assignment agreement with South Blacktree Agency, LLC (SBT), an affiliated company. Payments to SBT totaled $410,000 for the year ended December 31, 2011, and are included in costs that are capitalized as part of deferred policy acquisition costs.

On February 28, 2010 and July 30, 2010, the Company received $175 million and $165 million, respectively, in capital contributions from SBC.

81

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

The Company paid $25,000,000 in dividends to SBC in 2011. In 2009, the Company distributed a noncash dividend to SBC for the deferred acquisition costs transferred to RDLLC (see Note 1).

The Company formerly wrote conversion and third-party administration contracts (the TPA Contracts) on behalf of se2. All of the revenue associated with the TPA Contracts was collected by the Company, but the performance of the services under such contracts was delegated to se2. The Company paid $8,762,000 to se2 during 2009 for administrative services related to the TPA Contracts. A management agreement was in place in which the Company reimbursed se2 for expenses incurred by se2 directly applicable to providing administration and conversion support for the TPA Contracts. Effective October 1, 2009, the TPA Contracts were assigned to se2, and management fees are no longer paid to se2 by the Company in connection with the TPA Contracts.

19. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective September 30, 2011, with retrospective application to existing fixed index annuity contracts, the State of Kansas granted their approval of a permitted accounting practice that differs from NAIC SAP allowing the Company, to the extent the hedging program is and continues to be an economically effective hedge, to record the call options at amortized cost instead of fair value. In addition, for reserve calculation purposes, the account value is assumed to be incremented by the indexed interest credit on policy anniversary. This permitted practice will expire on September 30, 2012, unless extended by the Commissioner of Insurance of the State of Kansas (the Commissioner). As a result of this permitted practice, statutory surplus increased $5,836,000.

82

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Statutory capital and surplus, including surplus notes (see Note 16) of the insurance operations, were $612,840,000 and $615,103,000 at December 31, 2011 and 2010, respectively. Statutory net income of the insurance operations was a gain of $1,234,000, gain of $12,805,000, and loss of $21,098,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2011, the Company’s statutory adjusted capital per the RBC calculation is $715,139,000 as compared to its company action level RBC of $153,198,000 and its authorized control level RBC of $76,599,000.

The Company may not, without notice to the Commissioner and (A) the expiration of 30 days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2012, without the disapproval or with the approval of the Commissioner, is $58,186,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

83

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

At December 31, 2011, SDI had net capital of $21,558,000, which was $20,717,000 in excess of its required net capital of $841,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SDI’s ratio of aggregate indebtedness to net capital was .58 to 1 at December 31, 2011.

20. Subsequent Events

On February 29, 2012, SBC sold to Guggenheim Capital, LLC (the Purchaser), an affiliate, all of the issued and outstanding membership interests of SBAMH. As part of the sale, the Company exchanged Intercompany Note 1 and Intercompany Note 2 for $11 million in cash, $425 million in a new note issued by SBAMH, and $140 million in preferred units issued by the Purchaser. The new note is comprised of a $300 million tranche and a $125 million tranche with interest rates of 7% and 8%, respectively, secured by SBAMH’s membership interests in RHLLC and RHLLC’s membership interest in SI. Effective February 29, 2012, the Company sold $184 million of the $300 million tranche note and $76 million of the $125 million tranche note to other affiliated companies. In addition, SBC issued an intercompany note in the principal amount of $69 million to the Company which bears interest at 5% and is secured by SBC’s ownership in se2.

Subsequent events have been evaluated through April 9, 2012, which is the date the consolidated financial statements were issued. The Company has evaluated the impact of the events that have occurred subsequent to December 31, 2011. Based on this evaluation, the Company has determined that no events, other than those previously disclosed, have occurred that would be required to be recognized or disclosed in the consolidated financial statements.

84

Ernst & Young LLP

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to clients. This report has been prepared by
Ernst & Young LLP, a client serving member firm
located in the United States.

Financial Statements

Variable Annuity Account XIV -
SecureDesigns Variable Annuity
Year Ended December 31, 2011
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Financial Statements

Year Ended December 31, 2011

Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV – SecureDesigns Variable Annuity
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the American Century VP Mid Cap Value, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Franklin Income Securities, Franklin Mutual Global Discovery Securities, Franklin Small Cap Value Securities, Franklin Templeton VIP Founding Funds Allocation, Invesco V.I. Basic Value, Invesco V.I. Capital Development, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco Van Kampen V.I. Comstock Invesco Van Kampen V.I. Equity and Income, Janus Aspen Enterprise, Janus Aspen Janus Portfolio, Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth, Legg Mason Western Asset Variable Global High Yield Bond, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Morgan Stanley UIF Emerging Markets Equity, Neuberger Berman AMT Socially Responsive, Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small- & Mid-Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, , Rydex|SGI VT All-Asset Aggressive Strategy, Rydex|SGI VT All-Asset Conservative Strategy, Rydex|SGI VT All-Asset Moderate Strategy, Rydex|SGI VT All Cap Value, Rydex|SGI VT Alpha Opportunity, Rydex|SGI VT Alternative Strategies Allocation, Rydex|SGI VT CLS AdvisorOne Amerigo, Rydex|SGI VT CLS AdvisorOne Clermont, Rydex|SGI VT High Yield, Rydex|SGI VT Large Cap Concentrated Growth, Rydex|SGI VT Large Cap Core, Rydex|SGI VT Large Cap Value, Rydex|SGI VT Managed Asset Allocation, Rydex|SGI VT Managed Futures Strategy, Rydex|SGI VT Mid Cap Growth, Rydex|SGI VT Mid Cap Value, Rydex|SGI VT Money Market, Rydex|SGI VT MSCI EAFE Equal Weight, Rydex|SGI VT Multi-Hedge Strategies, Rydex|SGI VT Small Cap Growth, Rydex|SGI VT Small Cap Value, Rydex|SGI VT U.S. Intermediate Bond, and Rydex|SGI VT U.S. Long Short Momentum subaccounts, as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

1

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the SecureDesigns Variable Annuity at December 31, 2011, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 27, 2012

2

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities

December 31, 2011

	American Century VP Mid Cap Value	American Century VP Ultra	American Century VP Value	Dreyfus IP Technology Growth	Dreyfus VIF International Value
Assets:
Mutual funds, at market value	$3,894,430	$9,693,855	$21,325,658	$8,102,093	$12,586,617
Total assets	3,894,430	9,693,855	21,325,658	8,102,093	12,586,617

Liabilities:
Uncollected actuarial risk fee payable	81	201	443	168	258
Net assets	$3,894,349	$9,693,654	$21,325,215	$8,101,925	$12,586,359

Units outstanding	446,600	936,725	1,747,439	765,394	1,480,239

Unit value	$8.72	$10.35	$12.20	$10.59	$8.50

Mutual funds, at cost	$3,724,697	$9,295,182	$22,564,320	$7,416,451	$17,831,328
Mutual fund shares	288,476	1,035,668	3,676,838	694,862	1,406,326
See accompanying notes.

3

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Franklin Income Securities	Franklin Mutual Global Discovery Securities	Franklin Small Cap Value Securities	Franklin Templeton VIP Founding Funds Allocation	Invesco V.I. Basic Value
Assets:
Mutual funds, at market value	$21,912,753	$20,830,722	$3,781,248	$4,707,561	$3,339,286
Total assets	21,912,753	20,830,722	3,781,248	4,707,561	3,339,286

Liabilities:
Uncollected actuarial risk fee payable	452	430	79	95	69
Net assets	$21,912,301	$20,830,292	$3,781,169	$4,707,466	$3,339,217

Units outstanding	2,422,900	2,524,853	468,050	574,741	359,326

Unit value	$9.04	$8.25	$8.08	$8.19	$9.30

Mutual funds, at cost	$22,670,728	$21,942,567	$3,660,894	$4,574,083	$3,814,118
Mutual fund shares	1,530,220	1,079,872	243,480	621,050	549,225
See accompanying notes.

4

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Invesco V.I. Capital Development	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate	Invesco V.I. Government Securities	Invesco V.I. International Growth
Assets:
Mutual funds, at market value	$3,321,307	$6,852,332	$15,939,438	$54,258,117	$29,373,856
Total assets	3,321,307	6,852,332	15,939,438	54,258,117	29,373,856

Liabilities:
Uncollected actuarial risk fee payable	69	142	329	1,119	605
Net assets	$3,321,238	$6,852,190	$15,939,109	$54,256,998	$29,373,251

Units outstanding	416,853	581,792	999,208	5,260,253	2,273,454

Unit value	$7.96	$11.78	$15.96	$10.31	$12.92

Mutual funds, at cost	$3,679,409	$6,955,205	$21,150,273	$51,508,116	$30,648,640
Mutual fund shares	275,399	394,492	1,312,969	4,379,186	1,126,298
See accompanying notes.

5

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Invesco V.I. Mid Cap Core Equity	Invesco Van Kampen V.I. Comstock	Invesco Van Kampen V.I. Equity and Income	Janus Aspen Enterprise	Janus Aspen Janus Portfolio
Assets:
Mutual funds, at market value	$9,425,162	$10,163,134	$11,636,814	$19,151,558	$12,280,488
Total assets	9,425,162	10,163,134	11,636,814	19,151,558	12,280,488

Liabilities:
Uncollected actuarial risk fee payable	195	210	241	396	254
Net assets	$9,424,967	$10,162,924	$11,636,573	$19,151,162	$12,280,234

Units outstanding	712,699	1,229,362	1,209,176	2,074,971	1,573,680

Unit value	$13.22	$8.27	$9.62	$9.23	$7.81

Mutual funds, at cost	$9,565,564	$10,432,568	$11,729,165	$17,963,418	$11,883,074
Mutual fund shares	821,723	900,987	853,765	518,872	543,384
See accompanying notes.

6

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Legg Mason ClearBridge Variable Aggressive Growth	Legg Mason ClearBridge Variable Small Cap Growth	Legg Mason Western Asset Variable Global High Yield Bond	MFS VIT Research International	MFS VIT Total Return
Assets:
Mutual funds, at market value	$13,738,205	$4,930,276	$7,016,700	$3,722,987	$34,951,886
Total assets	13,738,205	4,930,276	7,016,700	3,722,987	34,951,886

Liabilities:
Uncollected actuarial risk fee payable	344	102	145	77	723
Net assets	$13,737,861	$4,930,174	$7,016,555	$3,722,910	$34,951,163

Units outstanding	1,564,947	505,646	699,249	477,862	3,743,677

Unit value	$8.78	$9.75	$10.03	$7.80	$9.34

Mutual funds, at cost	$12,596,083	$4,694,711	$7,311,558	$4,302,810	$36,791,999
Mutual fund shares	830,103	319,940	935,560	345,040	1,908,896
See accompanying notes.

7

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	MFS VIT Utilities	Morgan Stanley UIF Emerging Markets Equity	Neuberger Berman AMT Socially Responsive	Oppenheimer Core Bond Fund/VA	Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Assets:
Mutual funds, at market value	$26,797,426	$9,234,330	$10,304,211	$14,531,597	$6,807,756
Total assets	26,797,426	9,234,330	10,304,211	14,531,597	6,807,756

Liabilities:
Uncollected actuarial risk fee payable	553	190	213	300	202
Net assets	$26,796,873	$9,234,140	$10,303,998	$14,531,297	$6,807,554

Units outstanding	2,056,867	1,182,260	752,026	2,122,464	449,076

Unit value	$13.03	$7.81	$13.70	$6.85	$15.17

Mutual funds, at cost	$27,163,541	$10,475,033	$10,089,810	$14,871,668	$6,583,851
Mutual fund shares	1,041,486	738,746	716,067	1,865,417	399,986
See accompanying notes.

8

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	PIMCO VIT All Asset	PIMCO VIT CommodityReal Return Strategy	PIMCO VIT Emerging Markets Bond	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration
Assets:
Mutual funds, at market value	$24,788,478	$9,924,870	$7,288,997	$21,021,265	$40,298,675
Total assets	24,788,478	9,924,870	7,288,997	21,021,265	40,298,675

Liabilities:
Uncollected actuarial risk fee payable	511	204	150	433	834
Net assets	$24,787,967	$9,924,666	$7,288,847	$21,020,832	$40,297,841

Units outstanding	1,955,231	1,041,016	640,117	1,879,414	4,012,485

Unit value	$12.68	$9.53	$11.39	$11.18	$10.04

Mutual funds, at cost	$26,153,957	$12,729,668	$7,086,736	$20,553,920	$40,062,406
Mutual fund shares	2,376,652	1,378,454	533,992	2,034,972	3,882,339
See accompanying notes.

9

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	PIMCO VIT Real Return	Royce Micro-Cap	Rydex | SGI VT All-Asset Aggressive Strategy	Rydex | SGI VT All-Asset Conservative Strategy	Rydex | SGI VT All-Asset Moderate Strategy
Assets:
Mutual funds, at market value	$80,434,111	$14,905,184	$1,667,398	$4,644,092	$8,355,023
Total assets	80,434,111	14,905,184	1,667,398	4,644,092	8,355,023

Liabilities:
Uncollected actuarial risk fee payable	1,531	307	34	96	171
Net assets	$80,432,580	$14,904,877	$1,667,364	$4,643,996	$8,354,852

Units outstanding	6,343,822	1,571,860	206,508	546,395	1,020,010

Unit value	$12.67	$9.48	$8.08	$8.49	$8.19

Mutual funds, at cost	$74,734,363	$16,179,290	$1,588,802	$4,601,747	$8,337,965
Mutual fund shares	5,765,886	1,431,814	73,421	197,537	351,494
See accompanying notes.

10

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI VT All Cap Value	Rydex | SGI VT Alpha Opportunity	Rydex | SGI VT Alternative Strategies Allocation	Rydex | SGI VT CLS AdvisorOne Amerigo	Rydex | SGI VT CLS AdvisorOne Clermont
Assets:
Mutual funds, at market value	$33,521,759	$7,449,134	$1,287,204	$54,823,766	$31,708,380
Total assets	33,521,759	7,449,134	1,287,204	54,823,766	31,708,380

Liabilities:
Uncollected actuarial risk fee payable	694	155	27	1,135	655
Net assets	$33,521,065	$7,448,979	$1,287,177	$54,822,631	$31,707,725

Units outstanding	3,123,655	517,550	186,686	6,529,784	3,696,759

Unit value	$10.73	$14.40	$6.90	$8.39	$8.58

Mutual funds, at cost	$31,393,759	$6,169,108	$1,452,029	$58,566,038	$32,266,434
Mutual fund shares	1,570,106	432,084	68,178	1,713,243	1,366,741
See accompanying notes.

11

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI VT High Yield	Rydex | SGI VT Large Cap Concentrated Growth	Rydex | SGI VT Large Cap Core	Rydex | SGI VT Large Cap Value	Rydex | SGI VT Managed Asset Allocation
Assets:
Mutual funds, at market value	$69,090,803	$9,064,367	$16,271,283	$25,904,526	$20,395,783
Total assets	69,090,803	9,064,367	16,271,283	25,904,526	20,395,783

Liabilities:
Uncollected actuarial risk fee payable	1,427	188	337	537	421
Net assets	$69,089,376	$9,064,179	$16,270,946	$25,903,989	$20,395,362

Units outstanding	2,435,875	1,736,038	3,174,369	3,053,940	2,171,145

Unit value	$28.37	$5.22	$5.12	$8.48	$9.40

Mutual funds, at cost	$56,889,040	$8,840,106	$16,120,547	$25,120,226	$17,826,256
Mutual fund shares	2,580,904	952,139	729,327	1,044,959	1,018,770
See accompanying notes.

12

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI VT Managed Futures Strategy	Rydex | SGI VT Mid Cap Growth	Rydex | SGI VT Mid Cap Value	Rydex | SGI VT Money Market	Rydex | SGI VT MSCI EAFE Equal Weight
Assets:
Mutual funds, at market value	$2,953,255	$14,765,981	$65,359,135	$51,555,185	$26,305,589
Total assets	2,953,255	14,765,981	65,359,135	51,555,185	26,305,589

Liabilities:
Uncollected actuarial risk fee payable	61	308	1,350	1,066	537
Net assets	$2,953,194	$14,765,673	$65,357,785	$51,554,119	$26,305,052

Units outstanding	408,310	2,038,248	3,051,782	6,387,468	3,552,125

Unit value	$7.23	$7.24	$21.42	$8.07	$7.40

Mutual funds, at cost	$3,269,148	$13,305,595	$49,538,935	$51,697,760	$27,517,119
Mutual fund shares	144,484	513,599	1,222,809	3,838,808	3,048,156
See accompanying notes.

13

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI VT Multi-Hedge Strategies	Rydex | SGI VT Small Cap Growth	Rydex | SGI VT Small Cap Value	Rydex | SGI VT U.S. Intermediate Bond	Rydex | SGI VT U.S. Long Short Momentum
Assets:
Mutual funds, at market value	$3,626,244	$7,401,073	$33,470,525	$42,771,443	$9,868,668
Total assets	3,626,244	7,401,073	33,470,525	42,771,443	9,868,668

Liabilities:
Uncollected actuarial risk fee payable	75	154	695	882	205
Net assets	$3,626,169	$7,400,919	$33,469,830	$42,770,561	$9,868,463

Units outstanding	501,230	1,364,838	1,468,656	4,063,052	806,512

Unit value	$7.23	$5.43	$22.79	$10.53	$12.24

Mutual funds, at cost	$3,640,151	$6,696,078	$26,949,322	$38,321,601	$10,983,906
Mutual fund shares	164,680	399,626	1,043,020	3,133,439	825,139
See accompanying notes.

14

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations

Year Ended December 31, 2011

	American Century VP Mid Cap Value	American Century VP Ultra	American Century VP Value	Dreyfus IP Technology Growth	Dreyfus VIF International Value
Investment income (loss):
Dividend distributions	$44,221	$-	$384,788	$-	$368,774
Expenses:
Mortality and expense risk charge	(21,427)	(57,239)	(123,937)	(75,963)	(107,713)
Other expense charge	(5,357)	(14,310)	(30,984)	(18,991)	(26,928)
Net investment income (loss)	17,437	(71,549)	229,867	(94,954)	234,133

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	95,114	-	-	-	-
Realized capital gain (loss) on sales of fund shares	189,333	326,820	(387,010)	1,857,216	(1,485,299)
Change in unrealized appreciation/depreciation on investments during the year	(382,159)	(278,761)	337,589	(2,821,722)	(1,999,137)
Net realized and unrealized capital gain (loss) on investments	(97,712)	48,059	(49,421)	(964,506)	(3,484,436)
Net increase (decrease) in net assets from operations	$(80,275)	$(23,490)	$180,446	$(1,059,460)	$(3,250,303)
See accompanying notes.

15

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Franklin Income Securities	Franklin Mutual Global Discovery Securities	Franklin Small Cap Value Securities	Franklin Templeton VIP Founding Funds Allocation	Invesco V.I. Basic Value
Investment income (loss):
Dividend distributions	$1,233,208	$510,764	$29,640	$465	$22,356
Expenses:
Mortality and expense risk charge	(131,354)	(137,111)	(26,290)	(18,911)	(24,651)
Other expense charge	(32,839)	(34,278)	(6,573)	(4,728)	(6,163)
Net investment income (loss)	1,069,015	339,375	(3,223)	(23,174)	(8,458)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	463,116	-	-	-
Realized capital gain (loss) on sales of fund shares	(182,606)	121,501	114,859	79,359	(214,896)
Change in unrealized appreciation/depreciation on investments during the year	(526,042)	(1,716,423)	(446,760)	(173,776)	72,569
Net realized and unrealized capital gain (loss) on investments	(708,648)	(1,131,806)	(331,901)	(94,417)	(142,327)
Net increase (decrease) in net assets from operations	$360,367	$(792,431)	$(335,124)	$(117,591)	$(150,785)
See accompanying notes.

16

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco V.I. Capital Development	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate	Invesco V.I. Government Securities **	Invesco V.I. International Growth
Investment income (loss):
Dividend distributions	$-	$-	$720,739	$-	$371,920
Expenses:
Mortality and expense risk charge	(26,545)	(42,167)	(113,642)	(212,880)	(197,333)
Other expense charge	(6,636)	(10,542)	(28,410)	(53,220)	(49,333)
Net investment income (loss)	(33,181)	(52,709)	578,687	(266,100)	125,254

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(281,844)	(64,458)	(1,556,810)	654,167	165,292
Change in unrealized appreciation/depreciation on investments during the year	(200,650)	79,920	(474,190)	2,750,001	(2,894,702)
Net realized and unrealized capital gain (loss) on investments	(482,494)	15,462	(2,031,000)	3,404,168	(2,729,410)
Net increase (decrease) in net assets from operations	$(515,675)	$(37,247)	$(1,452,313)	$3,138,068	$(2,604,156)
** For the period from April 29, 2011 (inception date) to December 31, 2011. See accompanying notes.

17

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco V.I. Mid Cap Core Equity	Invesco Van Kampen V.I. Comstock	Invesco Van Kampen V.I. Equity and Income	Janus Aspen Enterprise	Janus Aspen Janus Portfolio
Investment income (loss):
Dividend distributions	$7,815	$128,296	$233,576	$-	$62,585
Expenses:
Mortality and expense risk charge	(61,421)	(59,365)	(77,824)	(136,054)	(86,993)
Other expense charge	(15,355)	(14,841)	(19,456)	(34,014)	(21,748)
Net investment income (loss)	(68,961)	54,090	136,296	(170,068)	(46,156)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	260,965	(279,477)	48,237	636,470	300,459
Change in unrealized appreciation/depreciation on investments during the year	(746,339)	(195,315)	(428,484)	(1,515,103)	(1,174,132)
Net realized and unrealized capital gain (loss) on investments	(485,374)	(474,792)	(380,247)	(878,633)	(873,673)
Net increase (decrease) in net assets from operations	$(554,335)	$(420,702)	$(243,951)	$(1,048,701)	$(919,829)
See accompanying notes.

18

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Legg Mason ClearBridge Variable Aggressive Growth	Legg Mason ClearBridge Variable Small Cap Growth	Legg Mason Western Asset Variable Global High Yield Bond	MFS VIT Research International	MFS VIT Total Return
Investment income (loss):
Dividend distributions	$-	$-	$528,509	$89,850	$887,918
Expenses:
Mortality and expense risk charge	(125,800)	(30,880)	(35,230)	(40,296)	(228,470)
Other expense charge	(31,450)	(7,720)	(8,807)	(10,074)	(57,118)
Net investment income (loss)	(157,250)	(38,600)	484,472	39,480	602,330

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	82,417	-	-	-
Realized capital gain (loss) on sales of fund shares	1,358,881	102,640	198,940	(52,764)	(367,787)
Change in unrealized appreciation/depreciation on investments during the year	(775,042)	(376,503)	(613,096)	(477,868)	157,228
Net realized and unrealized capital gain (loss) on investments	583,839	(191,446)	(414,156)	(530,632)	(210,559)
Net increase (decrease) in net assets from operations	$426,589	$(230,046)	$70,316	$(491,152)	$391,771
See accompanying notes.

19

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	MFS VIT Utilities	Morgan Stanley UIF Emerging Markets Equity	Neuberger Berman AMT Socially Responsive	Oppenheimer Core Bond Fund/VA	Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Investment income (loss):
Dividend distributions	$767,436	$45,725	$27,224	$582,422	$43,714
Expenses:
Mortality and expense risk charge	(154,795)	(74,317)	(61,763)	(70,469)	(63,447)
Other expense charge	(38,699)	(18,579)	(15,441)	(17,617)	(15,862)
Net investment income (loss)	573,942	(47,171)	(49,980)	494,336	(35,595)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(158,044)	168,169	60,388	(320,995)	293,737
Change in unrealized appreciation/depreciation on investments during the year	933,885	(2,506,734)	(649,049)	596,375	(498,741)
Net realized and unrealized capital gain (loss) on investments	775,841	(2,338,565)	(588,661)	275,380	(205,004)
Net increase (decrease) in net assets from operations	$1,349,783	$(2,385,736)	$(638,641)	$769,716	$(240,599)
See accompanying notes.

20

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	PIMCO VIT All Asset	PIMCO VIT CommodityReal Return Strategy	PIMCO VIT Emerging Markets Bond	PIMCO VIT Foreign Bond (U.S. Dollar- Hedged)	PIMCO VIT Low Duration
Investment income (loss):
Dividend distributions	$1,853,421	$1,840,104	$382,349	$470,031	$713,979
Expenses:
Mortality and expense risk charge	(164,521)	(78,922)	(44,124)	(133,583)	(256,295)
Other expense charge	(41,130)	(19,731)	(11,031)	(33,396)	(64,074)
Net investment income (loss)	1,647,770	1,741,451	327,194	303,052	393,610

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	202,918	-
Realized capital gain (loss) on sales of fund shares	(73,605)	(854,214)	120,371	35,071	322,490
Change in unrealized appreciation/depreciation on investments during the year	(1,242,601)	(1,810,601)	(71,264)	747,561	(612,824)
Net realized and unrealized capital gain (loss) on investments	(1,316,206)	(2,664,815)	49,107	985,550	(290,334)
Net increase (decrease) in net assets from operations	$331,564	$(923,364)	$376,301	$1,288,602	$103,276
See accompanying notes.

21

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	PIMCO VIT Real Return	Royce Micro-Cap	Rydex | SGI VT All-Asset Aggressive Strategy	Rydex | SGI VT All-Asset Conservative Strategy	Rydex | SGI VT All-Asset Moderate Strategy
Investment income (loss):
Dividend distributions	$1,506,964	$402,048	$18,654	$16,935	$35,948
Expenses:
Mortality and expense risk charge	(437,207)	(117,580)	(17,213)	(25,264)	(50,892)
Other expense charge	(109,302)	(29,395)	(4,303)	(6,316)	(12,723)
Net investment income (loss)	960,455	255,073	(2,862)	(14,645)	(27,667)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	2,160,830	-	-	-	-
Realized capital gain (loss) on sales of fund shares	1,491,533	213,913	370,783	56,416	82,949
Change in unrealized appreciation/depreciation on investments during the year	2,731,712	(3,278,582)	(426,102)	(128,072)	(385,554)
Net realized and unrealized capital gain (loss) on investments	6,384,075	(3,064,669)	(55,319)	(71,656)	(302,605)
Net increase (decrease) in net assets from operations	$7,344,530	$(2,809,596)	$(58,181)	$(86,301)	$(330,272)
See accompanying notes.

22

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI VT All Cap Value	Rydex | SGI VT Alpha Opportunity	Rydex | SGI VT Alternative Strategies Allocation	Rydex | SGI VT CLS AdvisorOne Amerigo	Rydex | SGI VT CLS AdvisorOne Clermont
Investment income (loss):
Dividend distributions	$-	$-	$29,369	$-	$579,697
Expenses:
Mortality and expense risk charge	(251,171)	(50,759)	(11,177)	(398,987)	(200,617)
Other expense charge	(62,793)	(12,690)	(2,794)	(99,747)	(50,154)
Net investment income (loss)	(313,964)	(63,449)	15,398	(498,734)	328,926

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	740,406	389,886	(113,815)	(567,123)	(100,890)
Change in unrealized appreciation/depreciation on investments during the year	(2,983,713)	(201,747)	35,109	(3,529,394)	(877,413)
Net realized and unrealized capital gain (loss) on investments	(2,243,307)	188,139	(78,706)	(4,096,517)	(978,303)
Net increase (decrease) in net assets from operations	$(2,557,271)	$124,690	$(63,308)	$(4,595,251)	$(649,377)
See accompanying notes.

23

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI VT High Yield	Rydex | SGI VT Large Cap Concentrated Growth	Rydex | SGI VT Large Cap Core	Rydex | SGI VT Large Cap Value	Rydex | SGI VT Managed Asset Allocation
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(414,383)	(55,277)	(111,554)	(167,378)	(153,659)
Other expense charge	(103,596)	(13,819)	(27,889)	(41,844)	(38,415)
Net investment income (loss)	(517,979)	(69,096)	(139,443)	(209,222)	(192,074)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	8,222,728	235,221	358,813	410,458	907,709
Change in unrealized appreciation/depreciation on investments during the year	(7,495,173)	(628,094)	(1,332,095)	(1,209,316)	(1,003,640)
Net realized and unrealized capital gain (loss) on investments	727,555	(392,873)	(973,282)	(798,858)	(95,931)
Net increase (decrease) in net assets from operations	$209,576	$(461,969)	$(1,112,725)	$(1,008,080)	$(288,005)
See accompanying notes.

24

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI VT Managed Futures Strategy	Rydex | SGI VT Mid Cap Growth	Rydex | SGI VT Mid Cap Value	Rydex | SGI VT Money Market	Rydex | SGI VT MSCI EAFE Equal Weight
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(16,887)	(102,054)	(467,576)	(358,386)	(211,056)
Other expense charge	(4,222)	(25,513)	(116,894)	(89,597)	(52,764)
Net investment income (loss)	(21,109)	(127,567)	(584,470)	(447,983)	(263,820)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(98,625)	1,079,924	5,381,584	(153,738)	939,734
Change in unrealized appreciation/depreciation on investments during the year	(130,061)	(1,913,791)	(10,821,879)	(165,410)	(6,266,826)
Net realized and unrealized capital gain (loss) on investments	(228,686)	(833,867)	(5,440,295)	(319,148)	(5,327,092)
Net increase (decrease) in net assets from operations	$(249,795)	$(961,434)	$(6,024,765)	$(767,131)	$(5,590,912)
See accompanying notes.

25

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI VT Multi-Hedge Strategies	Rydex | SGI VT Small Cap Growth	Rydex | SGI VT Small Cap Value	Rydex | SGI VT U.S. Intermediate Bond	Rydex | SGI VT U.S. Long Short Momentum
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(22,479)	(53,366)	(228,599)	(244,509)	(69,081)
Other expense charge	(5,620)	(13,342)	(57,150)	(61,127)	(17,270)
Net investment income (loss)	(28,099)	(66,708)	(285,749)	(305,636)	(86,351)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(46,528)	469,992	3,146,072	826,330	(146,662)
Change in unrealized appreciation/depreciation on investments during the year	169,367	(668,580)	(5,094,369)	1,174,091	(558,370)
Net realized and unrealized capital gain (loss) on investments	122,839	(198,588)	(1,948,297)	2,000,421	(705,032)
Net increase (decrease) in net assets from operations	$94,740	$(265,296)	$(2,234,046)	$1,694,785	$(791,383)
See accompanying notes.

26

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2011 and 2010

	American Century VP Mid Cap Value		American Century VP Ultra		American Century VP Value		Dreyfus IP Technology Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$17,437	$43,616	$(71,549)	$(38,914)	$229,867	$252,669	$(94,954)	$(87,033)
Capital gains distributions	95,114	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	189,333	89,653	326,820	(349,463)	(387,010)	(800,803)	1,857,216	916,597
Change in unrealized appreciation/depreciation on investments during the year	(382,159)	335,817	(278,761)	1,709,282	337,589	2,724,279	(2,821,722)	2,059,551
Net increase (decrease) in net assets from operations	(80,275)	469,086	(23,490)	1,320,905	180,446	2,176,145	(1,059,460)	2,889,115

From contract owner transactions:
Variable annuity deposits	398,350	261,471	59,498	72,251	511,017	729,380	228,005	153,944
Contract owner maintenance charges	(26,853)	(22,214)	(81,715)	(84,793)	(201,218)	(194,857)	(135,925)	(132,756)
Terminations and withdrawals	(256,216)	(170,202)	(1,170,146)	(937,952)	(2,023,379)	(1,961,653)	(1,374,878)	(1,085,997)
Transfers between subaccounts, net	(77,490)	1,669,048	584,571	(2,147,284)	1,395,970	1,958,039	(4,161,335)	1,793,048
Mortality Adjustments	-	-	-	-	169	-	76	-
Net increase (decrease) in net assets from contract owner transactions	37,791	1,738,103	(607,792)	(3,097,778)	(317,441)	530,909	(5,444,057)	728,239
Net increase (decrease) in net assets	(42,484)	2,207,189	(631,282)	(1,776,873)	(136,995)	2,707,054	(6,503,517)	3,617,354
Net assets at beginning of year	3,936,833	1,729,644	10,324,936	12,101,809	21,462,210	18,755,156	14,605,442	10,988,088
Net assets at end of year	$3,894,349	$3,936,833	$9,693,654	$10,324,936	$21,325,215	$21,462,210	$8,101,925	$14,605,442
See accompanying notes.

27

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Dreyfus VIF International Value		Franklin Income Securities		Franklin Mutual Global Discovery Securities		Franklin Small Cap Value Securities
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$234,133	$146,830	$1,069,015	$1,052,082	$339,375	$126,723	$(3,223)	$259
Capital gains distributions	-	-	-	-	463,116	-	-	-
Realized capital gain (loss) on sales of fund shares	(1,485,299)	(903,945)	(182,606)	(316,057)	121,501	(242,746)	114,859	(9,382)
Change in unrealized appreciation/depreciation on investments during the year	(1,999,137)	1,356,288	(526,042)	1,362,039	(1,716,423)	2,513,362	(446,760)	792,546
Net increase (decrease) in net assets from operations	(3,250,303)	599,173	360,367	2,098,064	(792,431)	2,397,339	(335,124)	783,423

From contract owner transactions:
Variable annuity deposits	779,242	1,231,340	524,505	397,031	880,601	710,522	88,985	171,071
Contract owner maintenance charges	(142,399)	(155,987)	(197,665)	(178,926)	(225,870)	(223,707)	(44,282)	(36,438)
Terminations and withdrawals	(1,969,204)	(1,397,607)	(2,285,372)	(1,910,940)	(2,161,892)	(1,641,344)	(466,698)	(555,032)
Transfers between subaccounts, net	(3,379,656)	1,062,318	3,703,135	2,517,203	(1,266,546)	1,067,717	321,591	957,559
Mortality Adjustments	-	-	-	-	290	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(4,712,017)	740,064	1,744,603	824,368	(2,773,417)	(86,812)	(100,404)	537,160
Net increase (decrease) in net assets	(7,962,320)	1,339,237	2,104,970	2,922,432	(3,565,848)	2,310,527	(435,528)	1,320,583
Net assets at beginning of year	20,548,679	19,209,442	19,807,331	16,884,899	24,396,140	22,085,613	4,216,697	2,896,114
Net assets at end of year	$12,586,359	$20,548,679	$21,912,301	$19,807,331	$20,830,292	$24,396,140	$3,781,169	$4,216,697
See accompanying notes.

28

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Franklin Templeton VIP Founding Funds Allocation		Invesco V.I. Basic Value		Invesco V.I. Capital Development		Invesco V.I. Global Health Care
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(23,174)	$34,748	$(8,458)	$(25,511)	$(33,181)	$(33,623)	$(52,709)	$(59,186)
Capital gains distributions	-	201	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	79,359	140,118	(214,896)	(695,352)	(281,844)	(590,701)	(64,458)	(559,325)
Change in unrealized appreciation/depreciation on investments during the year	(173,776)	17,402	72,569	1,020,428	(200,650)	1,282,871	79,920	856,647
Net increase (decrease) in net assets from operations	(117,591)	192,469	(150,785)	299,565	(515,675)	658,547	(37,247)	238,136

From contract owner transactions:
Variable annuity deposits	136,210	396,065	50,087	234,157	48,520	107,890	108,960	108,790
Contract owner maintenance charges	(39,836)	(24,865)	(34,246)	(56,007)	(41,382)	(45,272)	(70,329)	(81,240)
Terminations and withdrawals	(314,529)	(245,126)	(544,982)	(598,147)	(432,987)	(417,761)	(737,240)	(808,320)
Transfers between subaccounts, net	2,363,774	(1,142,951)	(1,319,611)	(2,151,744)	(598,376)	(401,830)	1,249,099	(2,117,525)
Mortality Adjustments	-	-	-	-	-	-	48	-
Net increase (decrease) in net assets from contract owner transactions	2,145,619	(1,016,877)	(1,848,752)	(2,571,741)	(1,024,225)	(756,973)	550,538	(2,898,295)
Net increase (decrease) in net assets	2,028,028	(824,408)	(1,999,537)	(2,272,176)	(1,539,900)	(98,426)	513,291	(2,660,159)
Net assets at beginning of year	2,679,438	3,503,846	5,338,754	7,610,930	4,861,138	4,959,564	6,338,899	8,999,058
Net assets at end of year	$4,707,466	$2,679,438	$3,339,217	$5,338,754	$3,321,238	$4,861,138	$6,852,190	$6,338,899
See accompanying notes.

29

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Invesco V.I. Global Real Estate		Invesco V.I. Government Securities**	Invesco V.I. International Growth		Invesco V.I. Mid Cap Core Equity
	2011	2010	2011	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$578,687	$791,900	$(266,100)	$125,254	$304,714	$(68,961)	$(51,683)
Capital gains distributions	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(1,556,810)	(2,487,607)	654,167	165,292	(869,624)	260,965	(220,687)
Change in unrealized appreciation/depreciation on investments during the year	(474,190)	4,428,398	2,750,001	(2,894,702)	3,834,000	(746,339)	1,630,541
Net increase (decrease) in net assets from operations	(1,452,313)	2,732,691	3,138,068	(2,604,156)	3,269,090	(554,335)	1,358,171

From contract owner transactions:
Variable annuity deposits	667,598	588,621	820,273	763,246	1,100,933	279,534	580,049
Contract owner maintenance charges	(154,080)	(178,324)	(298,979)	(269,574)	(286,244)	(96,390)	(121,654)
Terminations and withdrawals	(1,858,417)	(1,816,405)	(2,519,404)	(3,505,129)	(2,987,663)	(1,479,313)	(1,361,943)
Transfers between subaccounts, net	(1,088,175)	759,115	53,116,655	1,278,055	(5,656,766)	124,715	(966,833)
Mortality Adjustments	7	-	385	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(2,433,067)	(646,993)	51,118,930	(1,733,402)	(7,829,740)	(1,171,454)	(1,870,381)
Net increase (decrease) in net assets	(3,885,380)	2,085,698	54,256,998	(4,337,558)	(4,560,650)	(1,725,789)	(512,210)
Net assets at beginning of year	19,824,489	17,738,791	-	33,710,809	38,271,459	11,150,756	11,662,966
Net assets at end of year	$15,939,109	$19,824,489	$54,256,998	$29,373,251	$33,710,809	$9,424,967	$11,150,756
** For the period from April 29, 2011 (inception date) to December 31, 2011. See accompanying notes.

30

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Invesco Van Kampen V.I. Comstock		Invesco Van Kampen V.I. Equity and Income		Janus Aspen Enterprise		Janus Aspen Janus Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$54,090	$(54,658)	$136,296	$187,401	$(170,068)	$(143,462)	$(46,156)	$(67,470)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(279,477)	(261,886)	48,237	(215,806)	636,470	(158,815)	300,459	103,168
Change in unrealized appreciation/depreciation on investments during the year	(195,315)	1,587,053	(428,484)	1,504,676	(1,515,103)	4,775,712	(1,174,132)	1,851,876
Net increase (decrease) in net assets from operations	(420,702)	1,270,509	(243,951)	1,476,271	(1,048,701)	4,473,435	(919,829)	1,887,574

From contract owner transactions:
Variable annuity deposits	488,432	441,745	303,982	472,589	731,849	502,910	547,057	465,617
Contract owner maintenance charges	(87,675)	(84,255)	(118,013)	(142,019)	(243,746)	(208,739)	(142,869)	(193,262)
Terminations and withdrawals	(795,160)	(724,252)	(957,699)	(1,129,437)	(2,204,269)	(1,774,188)	(1,628,733)	(2,096,323)
Transfers between subaccounts, net	1,269,674	131,114	(872,486)	(2,524,404)	(1,815,807)	2,348,754	(942,560)	(3,860,928)
Mortality Adjustments	-	-	-	-	320	-	15	-
Net increase (decrease) in net assets from contract owner transactions	875,271	(235,648)	(1,644,216)	(3,323,271)	(3,531,653)	868,737	(2,167,090)	(5,684,896)
Net increase (decrease) in net assets	454,569	1,034,861	(1,888,167)	(1,847,000)	(4,580,354)	5,342,172	(3,086,919)	(3,797,322)
Net assets at beginning of year	9,708,355	8,673,494	13,524,740	15,371,740	23,731,516	18,389,344	15,367,153	19,164,475
Net assets at end of year	$10,162,924	$9,708,355	$11,636,573	$13,524,740	$19,151,162	$23,731,516	$12,280,234	$15,367,153
See accompanying notes.

31

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Legg Mason ClearBridge Variable Aggressive Growth		Legg Mason ClearBridge Variable Small Cap Growth		Legg Mason Western Asset Variable Global High Yield Bond		MFS VIT Research International
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(157,250)	$(123,325)	$(38,600)	$(27,993)	$484,472	$423,292	$39,480	$56,644
Capital gains distributions	-	-	82,417	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	1,358,881	(252,796)	102,640	26,402	198,940	361,646	(52,764)	(669,579)
Change in unrealized appreciation/depreciation on investments during the year	(775,042)	3,998,673	(376,503)	736,696	(613,096)	(60,142)	(477,868)	1,316,201
Net increase (decrease) in net assets from operations	426,589	3,622,552	(230,046)	735,105	70,316	724,796	(491,152)	703,266

From contract owner transactions:
Variable annuity deposits	1,501,851	1,452,334	64,922	109,125	56,377	103,428	72,264	121,646
Contract owner maintenance charges	(196,656)	(177,455)	(61,187)	(39,752)	(48,840)	(52,066)	(62,214)	(84,721)
Terminations and withdrawals	(2,785,609)	(1,850,219)	(825,271)	(389,633)	(412,459)	(653,035)	(763,209)	(992,393)
Transfers between subaccounts, net	(8,630,478)	5,510,648	1,625,637	293,416	1,423,810	2,200,406	(3,836,517)	(491,812)
Mortality Adjustments	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(10,110,892)	4,935,308	804,101	(26,844)	1,018,888	1,598,733	(4,589,676)	(1,447,280)
Net increase (decrease) in net assets	(9,684,303)	8,557,860	574,055	708,261	1,089,204	2,323,529	(5,080,828)	(744,014)
Net assets at beginning of year	23,422,164	14,864,304	4,356,119	3,647,858	5,927,351	3,603,822	8,803,738	9,547,752
Net assets at end of year	$13,737,861	$23,422,164	$4,930,174	$4,356,119	$7,016,555	$5,927,351	$3,722,910	$8,803,738
See accompanying notes.

32

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	MFS VIT Total Return		MFS VIT Utilities		Morgan Stanley UIF Emerging Markets Equity		Neuberger Berman AMT Socially Responsive
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$602,330	$768,428	$573,942	$570,141	$(47,171)	$(28,546)	$(49,980)	$(49,449)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(367,787)	(833,374)	(158,044)	(1,046,907)	168,169	(756,315)	60,388	(317,931)
Change in unrealized appreciation/depreciation on investments during the year	157,228	3,547,913	933,885	3,314,257	(2,506,734)	2,995,943	(649,049)	1,781,763
Net increase (decrease) in net assets from operations	391,771	3,482,967	1,349,783	2,837,491	(2,385,736)	2,211,082	(638,641)	1,414,383

From contract owner transactions:
Variable annuity deposits	395,245	309,674	665,122	507,045	382,302	520,205	456,263	713,401
Contract owner maintenance charges	(437,168)	(470,895)	(250,067)	(236,824)	(100,047)	(129,873)	(78,576)	(55,382)
Terminations and withdrawals	(4,002,682)	(4,069,384)	(2,607,626)	(2,043,916)	(1,265,247)	(1,502,448)	(902,237)	(441,230)
Transfers between subaccounts, net	(2,587,474)	(1,854,896)	1,843,334	(1,260,964)	(3,739,360)	(1,008,743)	1,831,305	2,865,924
Mortality Adjustments	742	-	129	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(6,631,337)	(6,085,501)	(349,108)	(3,034,659)	(4,722,352)	(2,120,859)	1,306,755	3,082,713
Net increase (decrease) in net assets	(6,239,566)	(2,602,534)	1,000,675	(197,168)	(7,108,088)	90,223	668,114	4,497,096
Net assets at beginning of year	41,190,729	43,793,263	25,796,198	25,993,366	16,342,228	16,252,005	9,635,884	5,138,788
Net assets at end of year	$34,951,163	$41,190,729	$26,796,873	$25,796,198	$9,234,140	$16,342,228	$10,303,998	$9,635,884
See accompanying notes.

33

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Oppenheimer Core Bond Fund/VA		Oppenheimer Main Street Small- & Mid-Cap Fund/VA		PIMCO VIT All Asset		PIMCO VIT CommodityRealReturn Strategy
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$494,336	$85,534	$(35,595)	$(30,587)	$1,647,770	$1,678,758	$1,741,451	$1,533,484
Capital gains distributions	-	-	-	-	-	-	-	213,996
Realized capital gain (loss) on sales of fund shares	(320,995)	(968,735)	293,737	(295,088)	(73,605)	105,374	(854,214)	(1,148,868)
Change in unrealized appreciation/depreciation on investments during the year	596,375	1,954,987	(498,741)	1,702,292	(1,242,601)	1,167,338	(1,810,601)	1,792,375
Net increase (decrease) in net assets from operations	769,716	1,071,786	(240,599)	1,376,617	331,564	2,951,470	(923,364)	2,390,987

From contract owner transactions:
Variable annuity deposits	189,813	254,967	538,423	271,074	683,200	1,607,043	210,814	236,205
Contract owner maintenance charges	(117,163)	(114,898)	(115,352)	(84,259)	(195,971)	(229,124)	(124,227)	(103,264)
Terminations and withdrawals	(1,266,416)	(844,386)	(1,498,055)	(830,599)	(2,732,188)	(3,127,414)	(1,593,087)	(1,130,825)
Transfers between subaccounts, net	3,989,635	(236,395)	(564,894)	773,764	(1,074,320)	4,929,743	(2,580,801)	2,337,655
Mortality Adjustments	189	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	2,796,058	(940,712)	(1,639,878)	129,980	(3,319,279)	3,180,248	(4,087,301)	1,339,771
Net increase (decrease) in net assets	3,565,774	131,074	(1,880,477)	1,506,597	(2,987,715)	6,131,718	(5,010,665)	3,730,758
Net assets at beginning of year	10,965,523	10,834,449	8,688,031	7,181,434	27,775,682	21,643,964	14,935,331	11,204,573
Net assets at end of year	$14,531,297	$10,965,523	$6,807,554	$8,688,031	$24,787,967	$27,775,682	$9,924,666	$14,935,331
See accompanying notes.

34

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	PIMCO VIT Emerging Markets Bond		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)		PIMCO VIT Low Duration		PIMCO VIT Real Return
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$327,194	$258,360	$303,052	$243,391	$393,610	$384,815	$960,455	$489,747
Capital gains distributions	-	-	202,918	629,800	-	156,147	2,160,830	608,113
Realized capital gain (loss) on sales of fund shares	120,371	189,385	35,071	40,737	322,490	377,613	1,491,533	778,153
Change in unrealized appreciation/depreciation on investments during the year	(71,264)	119,278	747,561	650,210	(612,824)	907,284	2,731,712	3,184,246
Net increase (decrease) in net assets from operations	376,301	567,023	1,288,602	1,564,138	103,276	1,825,859	7,344,530	5,060,259

From contract owner transactions:
Variable annuity deposits	96,851	136,479	635,162	894,442	1,443,492	1,931,393	2,225,866	1,726,062
Contract owner maintenance charges	(60,205)	(62,858)	(180,630)	(193,147)	(363,426)	(403,492)	(647,204)	(658,429)
Terminations and withdrawals	(715,471)	(724,643)	(2,374,640)	(2,112,700)	(7,585,847)	(6,116,495)	(10,267,017)	(7,825,815)
Transfers between subaccounts, net	199,986	2,387,336	(1,076,487)	2,021,340	2,289,675	10,750,190	12,731,695	2,437,575
Mortality Adjustments	-	-	32	-	6	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(478,839)	1,736,314	(2,996,563)	609,935	(4,216,100)	6,161,596	4,043,340	(4,320,607)
Net increase (decrease) in net assets	(102,538)	2,303,337	(1,707,961)	2,174,073	(4,112,824)	7,987,455	11,387,870	739,652
Net assets at beginning of year	7,391,385	5,088,048	22,728,793	20,554,720	44,410,665	36,423,210	69,044,710	68,305,058
Net assets at end of year	$7,288,847	$7,391,385	$21,020,832	$22,728,793	$40,297,841	$44,410,665	$80,432,580	$69,044,710
See accompanying notes.

35

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Royce Micro-Cap		Rydex | SGI VT All-Asset Aggressive Strategy		Rydex | SGI VT All-Asset Conservative Strategy		Rydex | SGI VT All-Asset Moderate Strategy
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$255,073	$257,030	$(2,862)	$(3,364)	$(14,645)	$75,539	$(27,667)	$84,996
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	213,913	(202,716)	370,783	88,906	56,416	69,113	82,949	(165,431)
Change in unrealized appreciation/depreciation on investments during the year	(3,278,582)	4,630,581	(426,102)	312,405	(128,072)	164,310	(385,554)	501,571
Net increase (decrease) in net assets from operations	(2,809,596)	4,684,895	(58,181)	397,947	(86,301)	308,962	(330,272)	421,136

From contract owner transactions:
Variable annuity deposits	967,862	770,725	176,003	54,503	207,214	81,803	178,125	415,475
Contract owner maintenance charges	(152,275)	(146,774)	(25,381)	(55,460)	(43,740)	(56,029)	(92,465)	(113,999)
Terminations and withdrawals	(1,514,268)	(1,188,957)	(1,009,803)	(151,486)	(457,759)	(584,153)	(1,253,789)	(823,182)
Transfers between subaccounts, net	(3,702,041)	4,422,294	(1,837,939)	(1,013,446)	1,032,611	(169,106)	787,222	(1,511,573)
Mortality Adjustments	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(4,400,722)	3,857,288	(2,697,120)	(1,165,889)	738,326	(727,485)	(380,907)	(2,033,279)
Net increase (decrease) in net assets	(7,210,318)	8,542,183	(2,755,301)	(767,942)	652,025	(418,523)	(711,179)	(1,612,143)
Net assets at beginning of year	22,115,195	13,573,012	4,422,665	5,190,607	3,991,971	4,410,494	9,066,031	10,678,174
Net assets at end of year	$14,904,877	$22,115,195	$1,667,364	$4,422,665	$4,643,996	$3,991,971	$8,354,852	$9,066,031
See accompanying notes.

36

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI VT All Cap Value		Rydex | SGI VT Alpha Opportunity		Rydex | SGI VT Alternative Strategies Allocation		Rydex | SGI VT CLS AdvisorOne Amerigo
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(313,964)	$(334,572)	$(63,449)	$(68,952)	$15,398	$(13,557)	$(498,734)	$(512,037)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	740,406	222,854	389,886	49,542	(113,815)	(145,867)	(567,123)	(3,684,879)
Change in unrealized appreciation/depreciation on investments during the year	(2,983,713)	6,661,259	(201,747)	1,654,705	35,109	98,185	(3,529,394)	14,357,025
Net increase (decrease) in net assets from operations	(2,557,271)	6,549,541	124,690	1,635,295	(63,308)	(61,239)	(4,595,251)	10,160,109

From contract owner transactions:
Variable annuity deposits	874,533	838,186	150	-	27,237	11,954	601,910	898,291
Contract owner maintenance charges	(336,928)	(390,912)	(71,544)	(84,314)	(16,133)	(23,576)	(790,185)	(848,603)
Terminations and withdrawals	(5,561,419)	(4,469,084)	(1,065,071)	(756,799)	(158,768)	(107,260)	(11,506,273)	(8,241,938)
Transfers between subaccounts, net	(4,995,888)	(86,543)	(965,399)	(1,191,440)	(1,042,828)	(21,995)	(8,964,210)	(5,675,848)
Mortality Adjustments	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(10,019,702)	(4,108,353)	(2,101,864)	(2,032,553)	(1,190,492)	(140,877)	(20,658,758)	(13,868,098)
Net increase (decrease) in net assets	(12,576,973)	2,441,188	(1,977,174)	(397,258)	(1,253,800)	(202,116)	(25,254,009)	(3,707,989)
Net assets at beginning of year	46,098,038	43,656,850	9,426,153	9,823,411	2,540,977	2,743,093	80,076,640	83,784,629
Net assets at end of year	$33,521,065	$46,098,038	$7,448,979	$9,426,153	$1,287,177	$2,540,977	$54,822,631	$80,076,640
See accompanying notes.

37

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI VT CLS AdvisorOne Clermont		Rydex | SGI VT High Yield		Rydex | SGI VT Large Cap Concentrated Growth		Rydex | SGI VT Large Cap Core
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$328,926	$333,034	$(517,979)	$(541,372)	$(69,096)	$(78,037)	$(139,443)	$(104,687)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(100,890)	(354,278)	8,222,728	11,452,513	235,221	(207,328)	358,813	(345,064)
Change in unrealized appreciation/depreciation on investments during the year	(877,413)	2,772,373	(7,495,173)	(1,037,719)	(628,094)	1,665,404	(1,332,095)	1,533,781
Net increase (decrease) in net assets from operations	(649,377)	2,751,129	209,576	9,873,422	(461,969)	1,380,039	(1,112,725)	1,084,030

From contract owner transactions:
Variable annuity deposits	228,299	351,769	1,214,036	1,536,266	147,297	639,808	145,909	215,962
Contract owner maintenance charges	(348,692)	(271,095)	(589,103)	(649,106)	(71,080)	(85,107)	(139,385)	(108,355)
Terminations and withdrawals	(5,098,510)	(3,304,132)	(7,824,368)	(7,680,162)	(1,429,147)	(1,124,576)	(2,537,289)	(2,052,173)
Transfers between subaccounts, net	6,881,498	7,727,363	939,058	(3,826,181)	645,662	(2,115,424)	1,027,629	14,638,353
Mortality Adjustments	-	-	269	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	1,662,595	4,503,905	(6,260,108)	(10,619,183)	(707,268)	(2,685,299)	(1,503,136)	12,693,787
Net increase (decrease) in net assets	1,013,218	7,255,034	(6,050,532)	(745,761)	(1,169,237)	(1,305,260)	(2,615,861)	13,777,817
Net assets at beginning of year	30,694,507	23,439,473	75,139,908	75,885,669	10,233,416	11,538,676	18,886,807	5,108,990
Net assets at end of year	$31,707,725	$30,694,507	$69,089,376	$75,139,908	$9,064,179	$10,233,416	$16,270,946	$18,886,807
See accompanying notes.

38

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI VT Large Cap Value		Rydex | SGI VT Managed Asset Allocation		Rydex | SGI VT Managed Futures Strategy		Rydex | SGI VT Mid Cap Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(209,222)	$(229,664)	$(192,074)	$(202,975)	$(21,109)	$(28,960)	$(127,567)	$(128,904)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	410,458	(640,583)	907,709	662,442	(98,625)	(178,861)	1,079,924	408,959
Change in unrealized appreciation/depreciation on investments during the year	(1,209,316)	4,819,413	(1,003,640)	2,234,322	(130,061)	(40,364)	(1,913,791)	3,248,342
Net increase (decrease) in net assets from operations	(1,008,080)	3,949,166	(288,005)	2,693,789	(249,795)	(248,185)	(961,434)	3,528,397

From contract owner transactions:
Variable annuity deposits	237,945	1,099,465	243,721	601,180	166,616	91,211	332,454	228,743
Contract owner maintenance charges	(260,073)	(298,276)	(228,579)	(267,615)	(24,448)	(31,421)	(144,293)	(162,126)
Terminations and withdrawals	(3,881,994)	(3,304,944)	(3,806,787)	(3,191,976)	(414,152)	(536,558)	(2,687,729)	(1,824,716)
Transfers between subaccounts, net	1,347,100	(3,455,533)	(3,637,817)	1,265,747	261,002	(836,396)	(483,104)	(1,108,932)
Mortality Adjustments	40	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(2,556,982)	(5,959,288)	(7,429,462)	(1,592,664)	(10,982)	(1,313,164)	(2,982,672)	(2,867,031)
Net increase (decrease) in net assets	(3,565,062)	(2,010,122)	(7,717,467)	1,101,125	(260,777)	(1,561,349)	(3,944,106)	661,366
Net assets at beginning of year	29,469,051	31,479,173	28,112,829	27,011,704	3,213,971	4,775,320	18,709,779	18,048,413
Net assets at end of year	$25,903,989	$29,469,051	$20,395,362	$28,112,829	$2,953,194	$3,213,971	$14,765,673	$18,709,779
See accompanying notes.

39

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI VT Mid Cap Value		Rydex | SGI VT Money Market		Rydex | SGI VT MSCI EAFE Equal Weight		Rydex | SGI VT Multi-Hedge Strategies
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(584,470)	$(625,232)	$(447,983)	$(500,871)	$(263,820)	$(309,988)	$(28,099)	$(35,796)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	5,381,584	3,804,778	(153,738)	331,755	939,734	59,696	(46,528)	(190,880)
Change in unrealized appreciation/depreciation on investments during the year	(10,821,879)	9,778,355	(165,410)	(614,864)	(6,266,826)	5,807,600	169,367	469,419
Net increase (decrease) in net assets from operations	(6,024,765)	12,957,901	(767,131)	(783,980)	(5,590,912)	5,557,308	94,740	242,743

From contract owner transactions:
Variable annuity deposits	1,057,800	988,110	3,584,266	6,809,195	252,471	561,590	186,396	109,140
Contract owner maintenance charges	(661,770)	(741,551)	(774,489)	(934,842)	(274,704)	(351,028)	(29,531)	(48,667)
Terminations and withdrawals	(9,365,147)	(7,469,018)	(20,098,131)	(19,472,014)	(4,145,244)	(4,340,396)	(423,699)	(428,715)
Transfers between subaccounts, net	(5,277,512)	(4,355,507)	16,558,356	(9,001,498)	(5,570,775)	(4,083,969)	(284,837)	(757,328)
Mortality Adjustments	-	-	14,424	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(14,246,629)	(11,577,966)	(715,574)	(22,599,159)	(9,738,252)	(8,213,803)	(551,671)	(1,125,570)
Net increase (decrease) in net assets	(20,271,394)	1,379,935	(1,482,705)	(23,383,139)	(15,329,164)	(2,656,495)	(456,931)	(882,827)
Net assets at beginning of year	85,629,179	84,249,244	53,036,824	76,419,963	41,634,216	44,290,711	4,083,100	4,965,927
Net assets at end of year	$65,357,785	$85,629,179	$51,554,119	$53,036,824	$26,305,052	$41,634,216	$3,626,169	$4,083,100
See accompanying notes.

40

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI VT Small Cap Growth		Rydex | SGI VT Small Cap Value		Rydex | SGI VT U.S. Intermediate Bond		Rydex | SGI VT U.S. Long Short Momentum
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(66,708)	$(56,159)	$(285,749)	$(274,701)	$(305,636)	$(319,697)	$(86,351)	$(103,346)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	469,992	(90,685)	3,146,072	1,892,096	826,330	1,007,378	(146,662)	(662,325)
Change in unrealized appreciation/depreciation on investments during the year	(668,580)	2,129,956	(5,094,369)	5,324,447	1,174,091	1,495,857	(558,370)	1,988,122
Net increase (decrease) in net assets from operations	(265,296)	1,983,112	(2,234,046)	6,941,842	1,694,785	2,183,538	(791,383)	1,222,451

From contract owner transactions:
Variable annuity deposits	56,595	82,341	920,728	964,577	243,248	561,527	129,729	132,362
Contract owner maintenance charges	(70,398)	(63,396)	(318,112)	(335,354)	(356,119)	(396,606)	(100,530)	(131,204)
Terminations and withdrawals	(1,269,830)	(931,241)	(3,819,279)	(3,261,541)	(5,602,874)	(5,307,003)	(1,164,074)	(1,341,128)
Transfers between subaccounts, net	(275,866)	677,739	(2,351,136)	(1,033,371)	6,346,183	1,457,206	(963,956)	(2,849,604)
Mortality Adjustments	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(1,559,499)	(234,557)	(5,567,799)	(3,665,689)	630,438	(3,684,876)	(2,098,831)	(4,189,574)
Net increase (decrease) in net assets	(1,824,795)	1,748,555	(7,801,845)	3,276,153	2,325,223	(1,501,338)	(2,890,214)	(2,967,123)
Net assets at beginning of year	9,225,714	7,477,159	41,271,675	37,995,522	40,445,338	41,946,676	12,758,677	15,725,800
Net assets at end of year	$7,400,919	$9,225,714	$33,469,830	$41,271,675	$42,770,561	$40,445,338	$9,868,463	$12,758,677
See accompanying notes.

41

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

Organization

SecureDesigns Variable Annuity (SecureDesigns) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for SecureDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL.  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Mid Cap Value	II	American Century Investment Management, Inc.
American Century VP Ultra	II	American Century Investment Management, Inc.
American Century VP Value	II	American Century Investment Management, Inc.
Dreyfus IP Technology Growth	Service	The Dreyfus Corporation
Dreyfus VIF International Value	Service	The Dreyfus Corporation
Franklin Income Securities	2	Franklin Advisers, Inc.
Franklin Mutual Global Discovery Securities(1)	2	Franklin Mutual Advisers, LLC	Franklin Templeton Investment Management Ltd
Franklin Small Cap Value Securities	2	Franklin Advisory Services, LLC
Franklin Templeton VIP Founding Funds Allocation	4	Franklin Templeton Services, LLC
Invesco V.I. Basic Value	Series II	Invesco Advisers, Inc.
Invesco V.I. Capital Development	Series II	Invesco Advisers, Inc.
Invesco V.I. Global Health Care	Series I	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Comstock	Series II	Invesco Advisers, Inc.

42

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco Van Kampen V.I. Equity and Income	Series II	Invesco Advisers, Inc.
Janus Aspen Enterprise	Service	Janus Capital Management LLC
Janus Aspen Janus Portfolio	Service	Janus Capital Management LLC
Legg Mason ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Legg Mason ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Legg Mason Western Asset Variable Global High Yield Bond	Class II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Co. (Singapore) Western Asset Management Co.
MFS VIT Research International	Service	Massachusetts Financial Services Company
MFS VIT Total Return	Service	Massachusetts Financial Services Company
MFS VIT Utilities	Service	Massachusetts Financial Services Company
Morgan Stanley UIF Emerging Markets Equity	II	Morgan Stanley Investment Management Inc.	Morgan Stanley Investment Management Co. Morgan Stanley Investment Management Ltd.
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Core Bond Fund/VA	Service	OppenheimerFunds, Inc.
Oppenheimer Main Street Small- & Mid-Cap Fund/VA(1)	Service	OppenheimerFunds, Inc.
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company LLC
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company LLC
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company LLC
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company LLC
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC
Royce Micro-Cap		Royce & Associates, LLC
Rydex | SGI VT All-Asset Aggressive Strategy		Guggenheim Investments	Valu-Trac Investment Management Ltd.
Rydex | SGI VT All-Asset Conservative Strategy		Guggenheim Investments	Valu-Trac Investment Management Ltd.
Rydex | SGI VT All-Asset Moderate Strategy		Guggenheim Investments	Valu-Trac Investment Management Ltd.
Rydex | SGI VT All Cap Value		Guggenheim Investments
Rydex | SGI VT Alpha Opportunity(2)		Guggenheim Investments	Mainstream Investment Advisers LLC Security Investors, LLC

43

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex | SGI VT Alternative Strategies Allocation		Rydex Investments	Valu-Trac Investment Management Ltd.
Rydex | SGI VT CLS AdvisorOne Amerigo		Guggenheim Investments	Clarke Lanzen Skalla Investment Firm Inc. (NV)
Rydex | SGI VT CLS AdvisorOne Clermont		Guggenheim Investments	Clarke Lanzen Skalla Investment Firm Inc. (NV)
Rydex | SGI VT High Yield		Guggenheim Investments
Rydex | SGI VT Large Cap Concentrated Growth		Guggenheim Investments
Rydex | SGI VT Large Cap Core		Guggenheim Investments
Rydex | SGI VT Large Cap Value		Guggenheim Investments
Rydex | SGI VT Managed Asset Allocation		Guggenheim Investments	T. Rowe Price Associates, Inc.
Rydex | SGI VT Managed Futures Strategy		Guggenheim Investments	Valu-Trac Investment Management Ltd.
Rydex | SGI VT Mid Cap Growth		Guggenheim Investments
Rydex | SGI VT Mid Cap Value		Guggenheim Investments
Rydex | SGI VT Money Market		Guggenheim Investments
Rydex | SGI VT MSCI EAFE Equal Weight(1)		Guggenheim Investments	Security Investors, LLC
Rydex | SGI VT Multi-Hedge Strategies		Guggenheim Investments	Valu-Trac Investment Management Ltd.
Rydex | SGI VT Small Cap Growth		Guggenheim Investments
Rydex | SGI VT Small Cap Value		Guggenheim Investments
Rydex | SGI VT U.S. Intermediate Bond		Guggenheim Investments
Rydex | SGI VT U.S. Long Short Momentum		Guggenheim Investments	Valu-Trac Investment Management Ltd.

(1)	Prior to May 1, 2011, these subaccounts were Mutual Global Discovery Securities, Oppenheimer Main Street Small Cap Fund / VA and Rydex | SGI VT Global, respectively.
(2)	No longer available for investment.

44

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a company controlled by Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain of the mutual funds.

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Rydex Investments, a company controlled by Security Benefit Corporation.  As disclosed in the above table, Rydex Investments serves as investment adviser for certain of the mutual funds.

During 2011, the Invesco Van Kampen V.I. Government fund merged into the Invesco V.I. Government Securities fund.  Pursuant to the plan of reorganization approved by the Invesco Van Kampen V.I. Government shareholders, the Invesco V.I. Government Securities fund acquired all of the net assets of the Invesco Van Kampen V.I. Government fund, which totaled $47,234,527 on the closing date of the reorganization, April 29, 2011. A total of 5,307,250 shares were exchanged from the Invesco Van Kampen V.I. Government fund.  In exchange for the assets of the Invesco Van Kampen V.I. Government fund, 4,036,103 shares of Invesco V.I. Government Securities fund were issued to shareholders of record immediately after the closing date.

During 2011, Rydex | SGI VT International Long Short Select liquidated.  Pursuant to the plan of reorganization approved by the Rydex | SGI VT International Long Short Select shareholders, Rydex | SGI VT Money Market acquired all of the net assets of Rydex | SGI VT International Long Short Select on the close of business on April 27, 2011.  At close of business on April 27, 2011 there were $372,427 assets to transfer.

During 2011, Dent Strategic Portfolio liquidated.  Pursuant to the plan of reorganization approved by the Dent Strategic Portfolio shareholders, Rydex | SGI VT Money Market acquired all of the net assets of Dent Strategic Portfolio on the close of business on July 15, 2011.  At close of business on July 15, 2011, there were $2,352,555 assets to transfer.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

45

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2011, except for those subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century VP Mid Cap Value	$2,324,468	$2,174,045
American Century VP Ultra	3,511,997	4,191,137
American Century VP Value	6,630,755	6,717,886
Dreyfus IP Technology Growth	5,586,093	11,124,936
Dreyfus VIF International Value	2,541,189	7,018,815
Franklin Income Securities	8,840,136	6,026,066
Franklin Mutual Global Discovery Securities	4,496,165	6,466,661
Franklin Small Cap Value Securities	2,934,932	3,038,480
Franklin Templeton VIP Founding Funds Allocation	3,459,210	1,336,670
Invesco V.I. Basic Value	256,595	2,113,736
Invesco V.I. Capital Development	2,564,029	3,621,366
Invesco V.I. Global Health Care	3,487,628	2,989,657
Invesco V.I. Global Real Estate	4,384,745	6,238,796
Invesco V.I. Government Securities	69,250,033	18,396,084
Invesco V.I. International Growth	8,965,585	10,573,128
Invesco V.I. Mid Cap Core Equity	3,838,577	5,078,797
Invesco Van Kampen V.I. Comstock	5,579,261	4,649,690
Invesco Van Kampen V.I. Equity and Income	1,421,792	2,929,471
Janus Aspen Enterprise	6,044,668	9,745,993
Janus Aspen Janus Portfolio	1,822,494	4,035,486
Legg Mason ClearBridge Variable Aggressive Growth	3,466,585	13,734,383
Legg Mason ClearBridge Variable Small Cap Growth	4,107,118	3,259,098
Legg Mason Western Asset Variable Global High Yield Bond	5,018,174	3,514,669
MFS VIT Research International	1,583,795	6,133,914
MFS VIT Total Return	3,189,723	9,218,007
MFS VIT Utilities	6,726,049	6,500,662
Morgan Stanley UIF Emerging Markets Equity	2,777,109	7,546,442

46

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Neuberger Berman AMT Socially Responsive	$5,206,630	$3,949,642
Oppenheimer Core Bond Fund/VA	7,801,749	4,511,055
Oppenheimer Main Street Small- & Mid-Cap Fund/VA	3,818,406	5,493,677
PIMCO VIT All Asset	6,529,929	8,200,927
PIMCO VIT CommodityRealReturn Strategy	7,232,224	9,577,870
PIMCO VIT Emerging Markets Bond	3,216,764	3,368,259
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	5,427,806	7,917,966
PIMCO VIT Low Duration	17,514,484	21,336,140
PIMCO VIT Real Return	26,994,762	19,828,606
Royce Micro-Cap	4,746,213	8,891,555
Rydex | SGI VT All-Asset Aggressive Strategy	501,298	3,201,246
Rydex | SGI VT All-Asset Conservative Strategy	2,098,948	1,375,171
Rydex | SGI VT All-Asset Moderate Strategy	2,528,570	2,936,973
Rydex | SGI VT All Cap Value	2,324,495	12,657,467
Rydex | SGI VT Alpha Opportunity	1,446	2,166,604
Rydex | SGI VT Alternative Strategies Allocation	230,965	1,406,032
Rydex | SGI VT CLS AdvisorOne Amerigo	10,248,982	31,405,339
Rydex | SGI VT CLS AdvisorOne Clermont	11,644,926	9,652,750
Rydex | SGI VT High Yield	26,027,755	32,804,415
Rydex | SGI VT Large Cap Concentrated Growth	2,604,012	3,380,188
Rydex | SGI VT Large Cap Core	8,207,432	9,849,674
Rydex | SGI VT Large Cap Value	5,287,534	8,053,201
Rydex | SGI VT Managed Asset Allocation	1,391,698	9,012,813
Rydex | SGI VT Managed Futures Strategy	1,507,660	1,539,690
Rydex | SGI VT Mid Cap Growth	4,606,064	7,715,995
Rydex | SGI VT Mid Cap Value	3,328,483	18,158,232
Rydex | SGI VT Money Market	89,320,156	90,482,647
Rydex | SGI VT MSCI EAFE Equal Weight	838,989	10,840,524
Rydex | SGI VT Multi-Hedge Strategies	1,250,299	1,829,994
Rydex | SGI VT Small Cap Growth	2,490,296	4,116,349
Rydex | SGI VT Small Cap Value	7,347,657	13,200,510
Rydex | SGI VT U.S. Intermediate Bond	8,848,123	8,522,439
Rydex | SGI VT U.S. Long Short Momentum	771,494	2,956,471

47

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Account is January 1, 2012.  The adoption is not expected to have a material impact on the financial statements.

48

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•        Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

•        Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•        Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account’s financial assets and liabilities are recorded at fair value on the statements of assets and liabilities and are categorized as Level 1 as of December 31, 2011 based on the priority of the inputs to the valuation technique above.  There were no transfers between levels during the year ended December 31, 2011.

2. Variable Annuity Contract Charges

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

49

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset of each Subaccount. The mortality and expense risk charge is based on the daily value of the individual contract.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC of up to 7% for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2% of the contract value.

50

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2011 and 2010, except for those subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:
	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century VP Mid Cap Value	319,147	(303,769)	15,378	460,278	(246,155)	214,123
American Century VP Ultra	445,343	(477,881)	(32,538)	303,183	(601,228)	(298,045)
American Century VP Value	735,474	(696,699)	38,775	619,146	(536,177)	82,969
Dreyfus IP Technology Growth	764,457	(1,221,027)	(456,570)	1,098,135	(1,024,047)	74,088
Dreyfus VIF International Value	459,928	(870,833)	(410,905)	664,919	(548,398)	116,521
Franklin Income Securities	1,292,882	(1,029,765)	263,117	972,478	(810,662)	161,816
Franklin Mutual Global Discovery Securities	916,541	(1,155,893)	(239,352)	973,563	(907,816)	65,747
Franklin Small Cap Value Securities	478,899	(494,699)	(15,800)	486,066	(412,649)	73,417
Franklin Templeton VIP Founding Funds Allocation	435,589	(170,643)	264,946	169,854	(290,236)	(120,382)
Invesco V.I. Basic Value	53,041	(228,268)	(175,227)	218,543	(468,913)	(250,370)
Invesco V.I. Capital Development	446,473	(574,046)	(127,573)	306,560	(395,976)	(89,416)
Invesco V.I. Global Health Care	378,791	(335,862)	42,929	349,426	(586,397)	(236,971)
Invesco V.I. Global Real Estate	515,447	(635,455)	(120,008)	541,620	(556,006)	(14,386)
Invesco V.I. Government Securities	11,015,912	(5,755,659)	5,260,253	-	-	-
Invesco V.I. International Growth	968,563	(1,032,673)	(64,110)	693,993	(1,234,841)	(540,848)
Invesco V.I. Mid Cap Core Equity	433,224	(479,900)	(46,676)	552,503	(663,576)	(111,073)
Invesco Van Kampen V.I. Comstock	796,997	(674,763)	122,234	363,959	(359,091)	4,868
Invesco Van Kampen V.I. Equity and Income	270,491	(397,380)	(126,889)	291,727	(594,223)	(302,496)
Janus Aspen Enterprise	1,225,086	(1,585,984)	(360,898)	918,543	(764,751)	153,792
Janus Aspen Janus Portfolio	406,387	(624,161)	(217,774)	674,071	(1,340,539)	(666,468)
Legg Mason ClearBridge Variable Aggressive Growth	786,485	(1,846,906)	(1,060,421)	1,510,278	(886,298)	623,980
Legg Mason ClearBridge Variable Small Cap Growth	590,642	(521,297)	69,345	287,849	(292,092)	(4,243)
Legg Mason Western Asset Variable Global High Yield Bond	612,801	(489,730)	123,071	618,854	(429,638)	189,216
MFS VIT Research International	249,483	(739,338)	(489,855)	502,694	(651,766)	(149,072)
MFS VIT Total Return	583,996	(1,157,435)	(573,439)	638,722	(1,168,304)	(529,582)
MFS VIT Utilities	762,983	(737,424)	25,559	509,764	(716,422)	(206,658)

51

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Morgan Stanley UIF Emerging Markets Equity	619,826	(1,085,231)	(465,405)	1,535,413	(1,764,920)	(229,507)
Neuberger Berman AMT Socially Responsive	468,967	(372,989)	95,978	654,914	(412,597)	242,317
Oppenheimer Core Bond Fund/VA	1,369,117	(911,907)	457,210	1,290,124	(1,388,008)	(97,884)
Oppenheimer Main Street Small- & Mid-Cap Fund/VA	299,214	(388,890)	(89,676)	389,276	(378,425)	10,851
PIMCO VIT All Asset	682,033	(878,378)	(196,345)	1,492,761	(1,167,644)	325,117
PIMCO VIT CommodityRealReturn Strategy	934,644	(1,288,955)	(354,311)	886,962	(747,163)	139,799
PIMCO VIT Emerging Markets Bond	366,156	(390,085)	(23,929)	622,276	(451,431)	170,845
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	843,620	(1,053,740)	(210,120)	985,024	(870,071)	114,953
PIMCO VIT Low Duration	2,486,745	(2,780,420)	(293,675)	3,647,537	(2,922,901)	724,636
PIMCO VIT Real Return	3,375,565	(2,888,500)	487,065	2,526,582	(2,702,486)	(175,904)
Royce Micro-Cap	842,104	(1,245,043)	(402,939)	1,107,606	(650,149)	457,457
Rydex | SGI VT All-Asset Aggressive Strategy	72,618	(371,035)	(298,417)	397,294	(533,523)	(136,229)
Rydex | SGI VT All-Asset Conservative Strategy	279,471	(179,530)	99,941	511,608	(575,441)	(63,833)
Rydex | SGI VT All-Asset Moderate Strategy	379,479	(395,642)	(16,163)	1,211,158	(1,443,304)	(232,146)
Rydex | SGI VT All Cap Value	663,032	(1,497,301)	(834,269)	1,813,597	(2,066,008)	(252,411)
Rydex | SGI VT Alpha Opportunity	25,520	(149,946)	(124,426)	48,471	(184,595)	(136,124)
Rydex | SGI VT Alternative Strategies Allocation	78,789	(236,102)	(157,313)	163,321	(174,843)	(11,522)
Rydex | SGI VT CLS AdvisorOne Amerigo	1,877,015	(3,864,037)	(1,987,022)	2,562,996	(3,929,801)	(1,366,805)
Rydex | SGI VT CLS AdvisorOne Clermont	1,601,844	(1,342,469)	259,375	1,770,112	(1,138,613)	631,499
Rydex | SGI VT High Yield	1,479,286	(1,593,938)	(114,652)	1,814,257	(2,127,282)	(313,025)
Rydex | SGI VT Large Cap Concentrated Growth	727,906	(797,794)	(69,888)	616,724	(1,098,435)	(481,711)
Rydex | SGI VT Large Cap Core	2,682,163	(2,915,398)	(233,235)	3,718,888	(1,344,665)	2,374,223
Rydex | SGI VT Large Cap Value	1,000,378	(1,163,091)	(162,713)	1,275,610	(1,904,131)	(628,521)
Rydex | SGI VT Managed Asset Allocation	382,350	(1,112,380)	(730,030)	1,110,316	(1,177,512)	(67,196)
Rydex | SGI VT Managed Futures Strategy	269,556	(252,321)	17,235	146,114	(294,940)	(148,826)
Rydex | SGI VT Mid Cap Growth	1,037,305	(1,379,120)	(341,815)	912,262	(1,278,572)	(366,310)

52

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex | SGI VT Mid Cap Value	593,493	(1,104,381)	(510,888)	878,244	(1,292,878)	(414,634)
Rydex | SGI VT Money Market	16,223,509	(16,135,026)	88,483	11,129,403	(13,533,540)	(2,404,137)
Rydex | SGI VT MSCI EAFE Equal Weight	465,151	(1,473,308)	(1,008,157)	1,011,802	(1,857,616)	(845,814)
Rydex | SGI VT Multi-Hedge Strategies	264,665	(325,426)	(60,761)	264,487	(401,423)	(136,936)
Rydex | SGI VT Small Cap Growth	637,489	(879,058)	(241,569)	514,441	(539,557)	(25,116)
Rydex | SGI VT Small Cap Value	607,615	(802,988)	(195,373)	513,455	(648,036)	(134,581)
Rydex | SGI VT U.S. Intermediate Bond	1,456,081	(1,284,658)	171,423	1,754,649	(1,985,867)	(231,218)
Rydex | SGI VT U.S. Long Short Momentum	129,433	(261,325)	(131,892)	121,536	(422,099)	(300,563)

53

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2011, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, follows:

Subaccount	2011	2010	2009	2008	2007
American Century VP Mid Cap Value (4)
Units	446,600	431,222	217,099	265,249	65,248
Unit value	$8.72	$9.13	$7.97	$6.37	$8.76
Net assets	$3,894,349	$3,936,833	$1,729,644	$1,690,491	$571,558
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.13%	2.27%	3.07%	0.04%	0.90%
Total return***	(4.49)%	14.55%	25.12%	(27.28)%	(12.38)%

American Century VP Ultra
Units	936,725	969,263	1,267,308	1,145,531	1,344,652
Unit value	$10.35	$10.65	$9.55	$7.37	$13.11
oNet assets	$9,693,654	$10,324,936	$12,101,809	$8,443,156	$17,631,225
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	0.34%	0.14%	-%	-%
Total return***	(2.82)%	11.52%	29.58%	(43.78)%	16.37%

American Century VP Value
Units	1,747,439	1,708,664	1,625,695	1,865,723	1,785,939
Unit value	$12.20	$12.56	$11.54	$10.01	$14.19
Net assets	$21,325,215	$21,462,210	$18,755,156	$18,665,939	$25,339,270
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.80%	1.96%	5.18%	2.21%	1.50%
Total return***	(2.87)%	8.84%	15.28%	(29.46)%	(8.81)%

54

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Dreyfus IP Technology Growth
Units	765,394	1,221,964	1,147,876	679,065	479,769
Unit value	$10.59	$11.95	$9.57	$6.33	$11.18
Net assets	$8,101,925	$14,605,442	$10,988,088	$4,297,218	$5,363,374
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	0.14%	-%	-%
Total return***	(11.38)%	24.87%	51.18%	(43.38)%	10.20%

Dreyfus VIF International Value
Units	1,480,239	1,891,144	1,774,623	1,638,415	1,855,787
Unit value	$8.50	$10.86	$10.82	$8.60	$14.28
Net assets	$12,586,359	$20,548,679	$19,209,442	$14,090,948	$26,499,170
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.23%	1.44%	3.57%	2.58%	1.62%
Total return***	(21.73)%	0.37%	25.81%	(39.78)%	0.08%

Franklin Income Securities (4)
Units	2,422,900	2,159,783	1,997,967	1,826,647	2,297,843
Unit value	$9.04	$9.17	$8.45	$6.47	$9.55
Net assets	$21,912,301	$19,807,331	$16,884,899	$11,819,738	$21,937,535
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	5.91%	6.49%	7.53%	5.14%	0.60%
Total return***	(1.42)%	8.52%	30.60%	(32.25)%	(4.54)%

55

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Franklin Mutual Global Discovery Securities (4)
Units	2,524,853	2,764,205	2,698,458	2,276,826	2,557,390
Unit value	$8.25	$8.82	$8.18	$6.89	$10.00
Net assets	$20,830,292	$24,396,140	$22,085,613	$15,690,231	$25,576,063
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.26%	1.29%	1.26%	2.04%	0.31%
Total return***	(6.46)%	7.82%	18.72%	(31.10)%	(0.04)%

Franklin Small Cap Value Securities (4)
Units	468,050	483,850	410,433	478,229	177,104
Unit value	$8.08	$8.72	$7.06	$5.67	$8.79
Net assets	$3,781,169	$4,216,697	$2,896,114	$2,713,078	$1,556,548
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.74%	0.76%	1.32%	2.48%	0.15%
Total return***	(7.34)%	23.51%	24.51%	(35.49)%	(12.10)%

Franklin Templeton VIP Founding Funds Allocation (3)
Units	574,741	309,795	430,177	82,062	-
Unit value	$8.19	$8.65	$8.14	$6.50	$-
Net assets	$4,707,466	$2,679,438	$3,503,846	$533,434	$-
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	-%
Investment income ratio**	0.01%	1.72%	3.90%	5.98%	-%
Total return***	(5.32)%	6.27%	25.23%	(35.00)%	-%

56

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco V.I. Basic Value
Units	359,326	534,553	784,923	511,723	690,276
Unit value	$9.30	$9.99	$9.70	$6.82	$14.71
Net assets	$3,339,217	$5,338,754	$7,610,930	$3,487,184	$10,152,160
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.52%	0.30%	1.36%	0.42%	0.36%
Total return***	(6.91)%	2.99%	42.23%	(53.64)%	(2.39)%

Invesco V.I. Capital Development
Units	416,853	544,426	633,842	851,741	979,487
Unit value	$7.96	$8.93	$7.82	$5.72	$11.23
Net assets	$3,321,238	$4,861,138	$4,959,564	$4,872,859	$11,001,695
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(10.86)%	14.19%	36.71%	(49.07)%	6.46%

Invesco V.I. Global Health Care
Units	581,792	538,863	775,834	817,220	509,166
Unit value	$11.78	$11.76	$11.60	$9.43	$13.72
Net assets	$6,852,190	$6,338,899	$8,999,058	$7,709,214	$6,985,617
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	0.34%	-%	-%
Total return***	0.17%	1.38%	23.01%	(31.27)%	7.72%

57

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco V.I. Global Real Estate
Units	999,208	1,119,216	1,133,602	1,271,449	1,336,969
Unit value	$15.96	$17.72	$15.65	$12.35	$23.17
Net assets	$15,939,109	$19,824,489	$17,738,791	$15,704,976	$30,968,902
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	4.03%	4.94%	-%	5.85%	6.10%
Total return***	(9.93)%	13.23%	26.72%	(46.70)%	(9.03)%

Invesco V.I. Government Securities (1)
Units	5,260,253	-	-	-	-
Unit value	$10.31	$-	$-	$-	$-
Net assets	$54,256,998	$-	$-	$-	$-
Ratio of expenses to net assets*	0.75%	-%	-%	-%	-%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	3.93%	-%	-%	-%	-%

Invesco V.I. International Growth
Units	2,273,454	2,337,564	2,878,412	2,737,717	3,263,735
Unit value	$12.92	$14.42	$13.30	$10.23	$17.87
Net assets	$29,373,251	$33,710,809	$38,271,459	$28,011,853	$58,313,721
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.18%	1.55%	1.37%	0.42%	0.44%
Total return***	(10.40)%	8.42%	30.01%	(42.75)%	10.22%

58

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Core Equity
Units	712,699	759,375	870,448	882,417	606,376
Unit value	$13.22	$14.68	$13.40	$10.71	$15.59
Net assets	$9,424,967	$11,150,756	$11,662,966	$9,453,990	$9,456,484
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.08%	0.31%	1.05%	1.75%	0.06%
Total return***	(9.95)%	9.55%	25.12%	(31.30)%	5.25%

Invesco Van Kampen V.I. Comstock
Units	1,229,362	1,107,128	1,102,260	1,291,516	1,294,107
Unit value	$8.27	$8.77	$7.87	$6.36	$10.29
Net assets	$10,162,924	$9,708,355	$8,673,494	$8,217,508	$13,314,591
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.29%	0.13%	3.87%	2.19%	1.47%
Total return***	(5.70)%	11.44%	23.74%	(38.19)%	(5.94)%

Invesco Van Kampen V.I. Equity and Income
Units	1,209,176	1,336,065	1,638,561	1,725,049	1,895,535
Unit value	$9.62	$10.12	$9.38	$7.95	$10.68
Net assets	$11,636,573	$13,524,740	$15,371,740	$13,717,818	$20,237,479
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.86%	2.05%	2.84%	2.51%	2.05%
Total return***	(4.94)%	7.89%	17.99%	(25.56)%	(0.46)%

59

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Janus Aspen Enterprise (4)
Units	2,074,971	2,435,869	2,282,077	2,489,134	3,589,215
Unit value	$9.23	$9.74	$8.06	$5.79	$10.71
Net assets	$19,151,162	$23,731,516	$18,389,344	$14,417,586	$38,427,996
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	0.05%	0.08%
Total return***	(5.24)%	20.84%	39.21%	(45.94)%	7.05%

Janus Aspen Janus Portfolio (4)
Units	1,573,680	1,791,454	2,457,922	2,625,949	1,005,517
Unit value	$7.81	$8.59	$7.80	$5.96	$10.28
Net assets	$12,280,234	$15,367,153	$19,164,475	$15,629,474	$10,336,943
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.45%	0.33%	0.40%	0.97%	0.54%
Total return***	(9.08)%	10.13%	30.87%	(42.02)%	2.81%

Legg Mason ClearBridge Variable Aggressive Growth
Units	1,564,947	2,625,368	2,001,388	2,277,332	1,166,382
Unit value	$8.78	$8.92	$7.43	$5.75	$10.04
Net assets	$13,737,861	$23,422,164	$14,864,304	$13,085,971	$11,707,447
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(1.57)%	20.05%	29.22%	(42.73)%	0.38%

60

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Legg Mason ClearBridge Variable Small Cap Growth
Units	505,646	436,301	440,544	683,553	128,684
Unit value	$9.75	$9.98	$8.28	$6.02	$10.54
Net assets	$4,930,174	$4,356,119	$3,647,858	$4,115,559	$1,356,675
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(2.30)%	20.53%	37.54%	(42.88)%	5.41%

Legg Mason Western Asset Variable Global High Yield Bond (4)
Units	699,249	576,178	386,962	133,888	54,439
Unit value	$10.03	$10.29	$9.31	$6.24	$9.38
Net assets	$7,016,555	$5,927,351	$3,603,822	$836,341	$510,555
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	8.17%	9.75%	13.39%	17.78%	13.03%
Total return***	(2.53)%	10.53%	49.20%	(33.48)%	(6.23)%

MFS VIT Research International
Units	477,862	967,717	1,116,789	1,638,751	1,631,567
Unit value	$7.80	$9.10	$8.55	$6.80	$12.28
Net assets	$3,722,910	$8,803,738	$9,547,752	$11,143,824	$20,040,202
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.43%	1.29%	1.07%	0.47%	-%
Total return***	(14.29)%	6.43%	25.74%	(44.63)%	8.28%

61

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
MFS VIT Total Return
Units	3,743,677	4,317,116	4,846,698	4,787,201	3,715,419
Unit value	$9.34	$9.54	$9.04	$7.97	$10.65
Net assets	$34,951,163	$41,190,729	$43,793,263	$38,149,215	$39,568,651
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.33%	2.55%	3.33%	2.86%	2.97%
Total return***	(2.10)%	5.53%	13.43%	(25.16)%	0.09%

MFS VIT Utilities
Units	2,056,867	2,031,308	2,237,966	2,297,609	2,670,849
Unit value	$13.03	$12.70	$11.61	$9.07	$15.15
Net assets	$26,796,873	$25,796,198	$25,993,366	$20,850,806	$40,455,177
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.92%	2.91%	4.58%	1.29%	0.60%
Total return***	2.60%	9.39%	28.00%	(40.13)%	22.84%

Morgan Stanley UIF Emerging Markets Equity (4)
Units	1,182,260	1,647,665	1,877,172	1,205,324	988,886
Unit value	$7.81	$9.92	$8.66	$5.28	$12.68
Net assets	$9,234,140	$16,342,228	$16,252,005	$6,367,399	$12,531,749
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.36%	0.48%	-%	-%	0.22%
Total return***	(21.27)%	14.55%	64.02%	(58.36)%	26.77%

62

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Neuberger Berman AMT Socially Responsive
Units	752,026	656,048	413,731	406,713	350,641
Unit value	$13.70	$14.69	$12.42	$9.82	$16.83
Net assets	$10,303,998	$9,635,884	$5,138,788	$3,994,361	$5,900,617
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.27%	0.02%	1.77%	2.17%	0.02%
Total return***	(6.74)%	18.28%	26.48%	(41.65)%	3.40%

Oppenheimer Core Bond Fund/VA (4)
Units	2,122,464	1,665,254	1,763,138	3,670,686	1,678,227
Unit value	$6.85	$6.59	$6.15	$5.86	$9.98
Net assets	$14,531,297	$10,965,523	$10,834,449	$21,492,366	$16,746,667
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	4.57%	1.54%	-%	3.39%	-%
Total return***	3.95%	7.15%	4.95%	(41.28)%	(0.21)%

Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Units	449,076	538,752	527,901	602,452	722,144
Unit value	$15.17	$16.13	$13.61	$10.32	$17.28
Net assets	$6,807,554	$8,688,031	$7,181,434	$6,217,010	$12,478,845
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.56%	0.39%	0.64%	0.27%	0.16%
Total return***	(5.95)%	18.52%	31.88%	(40.28)%	(5.04)%

63

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
PIMCO VIT All Asset
Units	1,955,231	2,151,576	1,826,459	1,761,722	1,439,331
Unit value	$12.68	$12.91	$11.85	$10.12	$12.49
Net assets	$24,787,967	$27,775,682	$21,643,964	$17,828,974	$17,971,617
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	7.05%	7.56%	7.08%	6.70%	7.97%
Total return***	(1.78)%	8.95%	17.09%	(18.98)%	4.33%

PIMCO VIT CommodityRealReturn Strategy
Units	1,041,016	1,395,327	1,255,528	954,459	453,091
Unit value	$9.53	$10.70	$8.92	$6.54	$12.09
Net assets	$9,924,666	$14,935,331	$11,204,573	$6,247,035	$5,477,948
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	14.80%	12.34%	6.08%	12.26%	5.14%
Total return***	(10.93)%	19.96%	36.39%	(45.91)%	18.71%

PIMCO VIT Emerging Markets Bond (4)
Units	640,117	664,046	493,201	325,524	95,557
Unit value	$11.39	$11.13	$10.32	$8.21	$9.99
Net assets	$7,288,847	$7,391,385	$5,088,048	$2,674,180	$955,017
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	5.21%	4.92%	5.69%	8.89%	1.90%
Total return***	2.34%	7.85%	25.70%	(17.82)%	(0.08)%

64

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
Units	1,879,414	2,089,534	1,974,581	2,187,563	1,403,874
Unit value	$11.18	$10.88	$10.41	$9.35	$9.94
Net assets	$21,020,832	$22,728,793	$20,554,720	$20,452,019	$13,963,279
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.15%	1.89%	3.18%	3.67%	3.54%
Total return***	2.76%	4.51%	11.34%	(5.94)%	(0.20)%

PIMCO VIT Low Duration
Units	4,012,485	4,306,160	3,581,524	3,252,805	2,411,950
Unit value	$10.04	$10.31	$10.17	$9.32	$9.72
Net assets	$40,297,841	$44,410,665	$36,423,210	$30,307,044	$23,434,247
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.69%	1.77%	3.42%	4.20%	4.86%
Total return***	(2.62)%	1.38%	9.12%	(4.12)%	3.40%

PIMCO VIT Real Return
Units	6,343,822	5,856,757	6,032,661	6,385,955	5,381,914
Unit value	$12.67	$11.78	$11.32	$9.93	$11.09
Net assets	$80,432,580	$69,044,710	$68,305,058	$63,424,336	$59,695,997
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.02%	1.49%	3.12%	4.22%	4.64%
Total return***	7.56%	4.06%	14.00%	(10.46)%	6.56%

65

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Royce Micro-Cap
Units	1,571,860	1,974,799	1,517,342	1,481,881	1,568,397
Unit value	$9.48	$11.20	$8.95	$5.88	$10.75
Net assets	$14,904,877	$22,115,195	$13,573,012	$8,707,963	$16,863,593
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	2.17%	2.13%	-%	2.75%	2.14%
Total return***	(15.36)%	25.14%	52.21%	(45.30)%	0.13%

Rydex | SGI VT All-Asset Aggressive Strategy (4)
Units	206,508	504,925	641,154	572,056	235,157
Unit value	$8.08	$8.76	$8.10	$7.10	$9.84
Net assets	$1,667,364	$4,422,665	$5,190,607	$4,062,216	$2,313,149
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.61%	0.69%	-%	1.65%	5.80%
Total return***	(7.76)%	8.15%	14.08%	(27.85)%	(1.63)%

Rydex | SGI VT All-Asset Conservative Strategy (4)
Units	546,395	446,454	510,287	677,990	196,589
Unit value	$8.49	$8.93	$8.64	$8.53	$9.94
Net assets	$4,643,996	$3,991,971	$4,410,494	$5,788,639	$1,953,687
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.39%	2.61%	-%	5.98%	4.51%
Total return***	(4.93)%	3.36%	1.29%	(14.19)%	(0.63)%

66

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT All-Asset Moderate Strategy (4)
Units	1,020,010	1,036,173	1,268,319	1,576,489	803,268
Unit value	$8.19	$8.74	$8.42	$7.82	$9.85
Net assets	$8,354,852	$9,066,031	$10,678,174	$12,324,756	$7,910,563
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	0.41%	1.63%	-%	2.52%	4.42%
Total return***	(6.29)%	3.80%	7.67%	(20.61)%	(1.52)%

Rydex | SGI VT All Cap Value
Units	3,123,655	3,957,924	4,210,335	5,191,574	5,553,053
Unit value	$10.73	$11.65	$10.37	$8.09	$13.65
Net assets	$33,521,065	$46,098,038	$43,656,850	$42,022,661	$75,782,859
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.90)%	12.34%	28.18%	(40.73)%	(0.99)%

Rydex | SGI VT Alpha Opportunity
Units	517,550	641,976	778,100	1,142,265	1,423,905
Unit value	$14.40	$14.68	$12.63	$10.09	$16.00
Net assets	$7,448,979	$9,426,153	$9,823,411	$11,525,666	$22,786,413
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(1.91)%	16.23%	25.17%	(36.94)%	13.83%

67

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT Alternative Strategies Allocation (3)
Units	186,686	343,999	355,521	349,384	-
Unit value	$6.90	$7.39	$7.72	$7.94	$-
Net assets	$1,287,177	$2,540,977	$2,743,093	$2,775,051	$-
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	-%
Investment income ratio**	1.53%	0.22%	-%	4.18%	-%
Total return***	(6.63)%	(4.27)%	(2.77)%	(20.60)%	-%

Rydex | SGI VT CLS AdvisorOne Amerigo
Units	6,529,784	8,516,806	9,883,611	11,140,926	7,462,337
Unit value	$8.39	$9.40	$8.47	$6.31	$11.51
Net assets	$54,822,631	$80,076,640	$83,784,629	$70,332,768	$85,939,313
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	0.09%	0.56%	0.40%	0.56%
Total return***	(10.74)%	10.98%	34.23%	(45.18)%	9.56%

Rydex | SGI VT CLS AdvisorOne Clermont
Units	3,696,759	3,437,384	2,805,885	2,047,472	1,228,726
Unit value	$8.58	$8.93	$8.35	$7.08	$10.50
Net assets	$31,707,725	$30,694,507	$23,439,473	$14,486,611	$12,906,250
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	1.86%	1.98%	2.48%	1.47%	2.59%
Total return***	(3.92)%	6.95%	17.94%	(32.57)%	2.30%

68

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT High Yield
Units	2,435,875	2,550,527	2,863,552	3,011,778	2,497,382
Unit value	$28.37	$29.46	$26.50	$15.93	$23.61
Net assets	$69,089,376	$75,139,908	$75,885,669	$47,969,096	$58,977,589
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(3.70)%	11.17%	66.35%	(32.53)%	(1.69)%

Rydex | SGI VT Large Cap Concentrated Growth
Units	1,736,038	1,805,926	2,287,637	2,721,398	3,416,774
Unit value	$5.22	$5.67	$5.05	$3.93	$6.48
Net assets	$9,064,179	$10,233,416	$11,538,676	$10,691,320	$22,148,056
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.94)%	12.28%	28.50%	(39.35)%	(9.65)%

Rydex | SGI VT Large Cap Core
Units	3,174,369	3,407,604	1,033,381	987,616	858,829
Unit value	$5.12	$5.54	$4.94	$3.95	$6.55
Net assets	$16,270,946	$18,886,807	$5,108,990	$3,903,506	$5,628,522
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.58)%	12.15%	25.06%	(39.69)%	(8.40)%

69

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SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT Large Cap Value
Units	3,053,940	3,216,653	3,845,174	4,574,881	5,656,618
Unit value	$8.48	$9.16	$8.18	$6.72	$11.10
Net assets	$25,903,989	$29,469,051	$31,479,173	$30,740,721	$62,798,703
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.42)%	11.98%	21.73%	(39.46)%	1.92%

Rydex | SGI VT Managed Asset Allocation
Units	2,171,145	2,901,175	2,968,371	3,305,249	3,255,413
Unit value	$9.40	$9.69	$9.10	$7.52	$10.72
Net assets	$20,395,362	$28,112,829	$27,011,704	$24,856,933	$34,913,286
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(2.99)%	6.48%	21.01%	(29.85)%	2.12%

Rydex | SGI VT Managed Futures Strategy (2)
Units	408,310	391,075	539,901	144,831	-
Unit value	$7.23	$8.22	$8.85	$9.57	$-
Net assets	$2,953,194	$3,213,971	$4,775,320	$1,385,495	$-
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	-%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(12.04)%	(7.12)%	(7.52)%	(4.30)%	-%

70

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT Mid Cap Growth
Units	2,038,248	2,380,063	2,746,373	2,609,363	2,787,849
Unit value	$7.24	$7.86	$6.57	$4.74	$8.19
Net assets	$14,765,673	$18,709,779	$18,048,413	$12,365,743	$22,844,279
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.89)%	19.63%	38.61%	(42.12)%	(13.75)%

Rydex | SGI VT Mid Cap Value
Units	3,051,782	3,562,670	3,977,304	4,622,772	5,160,000
Unit value	$21.42	$24.04	$21.18	$15.28	$22.17
Net assets	$65,357,785	$85,629,179	$84,249,244	$70,642,221	$114,419,807
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(10.90)%	13.50%	38.61%	(31.08)%	(1.91)%

Rydex | SGI VT Money Market
Units	6,387,468	6,298,985	8,703,122	14,212,905	8,650,714
Unit value	$8.07	$8.42	$8.78	$9.15	$9.30
Net assets	$51,554,119	$53,036,824	$76,419,963	$130,055,048	$80,492,005
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(4.16)%	(4.10)%	(4.04)%	(1.61)%	0.85%

71

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT MSCI EAFE Equal Weight
Units	3,552,125	4,560,282	5,406,096	6,230,166	7,055,806
Unit value	$7.40	$9.13	$8.19	$7.10	$11.97
Net assets	$26,305,052	$41,634,216	$44,290,711	$44,261,027	$84,451,474
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(18.95)%	11.48%	15.35%	(40.69)%	4.85%

Rydex | SGI VT Multi-Hedge Strategies (4)
Units	501,230	561,991	698,927	500,182	248,338
Unit value	$7.23	$7.27	$7.10	$7.63	$9.74
Net assets	$3,626,169	$4,083,100	$4,965,927	$3,815,606	$2,420,161
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	1.20%	0.64%	7.13%
Total return***	(0.55)%	2.39%	(6.95)%	(21.66)%	(2.58)%

Rydex | SGI VT Small Cap Growth
Units	1,364,838	1,606,407	1,631,523	1,834,176	2,378,940
Unit value	$5.43	$5.75	$4.59	$3.52	$6.93
Net assets	$7,400,919	$9,225,714	$7,477,159	$6,456,202	$16,472,549
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(5.57)%	25.27%	30.40%	(49.21)%	1.70%

72

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT Small Cap Value
Units	1,468,656	1,664,029	1,798,610	1,956,814	2,283,020
Unit value	$22.79	$24.80	$21.12	$14.06	$23.77
Net assets	$33,469,830	$41,271,675	$37,995,522	$27,524,483	$54,273,127
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(8.10)%	17.42%	50.21%	(40.85)%	6.17%

Rydex | SGI VT U.S. Intermediate Bond
Units	4,063,052	3,891,629	4,122,847	2,818,981	3,074,940
Unit value	$10.53	$10.39	$10.17	$9.74	$11.08
Net assets	$42,770,561	$40,445,338	$41,946,676	$27,465,331	$34,054,113
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	1.35%	2.16%	4.41%	(12.09)%	(0.88)%

Rydex | SGI VT U.S. Long Short Momentum
Units	806,512	938,404	1,238,967	1,701,155	1,625,367
Unit value	$12.24	$13.60	$12.69	$10.35	$18.13
Net assets	$9,868,463	$12,758,677	$15,725,800	$17,611,907	$29,475,687
Ratio of expenses to net assets*	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio**	-%	-%	0.08%	-%	-%
Total return***	(10.00)%	7.17%	22.61%	(42.91)%	18.20%

73

Variable Annuity Account XIV -
SecureDesigns Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values.  See Note 2.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

***For periods shorter than a year, total return is not annualized. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(1)      For the period from April 29, 2011 (inception date) to December 31, 2011.
(2)      For the period from November 17, 2008 (inception date) to December 31, 2008.
(3)      For the period from May 1, 2008 (inception date) to December 31, 2008.
(4)      For the period from May 1, 2007 (inception date) to December 31, 2007.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

74

Financial Statements

Variable Annuity Account XIV -
Valuebuilder Variable Annuity
Year Ended December 31, 2011
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account XIV - Valuebuilder

Financial Statements

Year Ended December 31, 2011

Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV – Valuebuilder Variable Annuity
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate, Ariel, ASTON/Fairpointe Mid Cap, Calamos Growth, Calamos Growth and Income, Calamos High Yield, Dreyfus Appreciation, Dreyfus General Money Market, Dreyfus Opportunistic Midcap Value, Dreyfus Strategic Value, Federated Bond, Fidelity Advisor Dividend Growth, Fidelity Advisor International Capital Appreciation, Fidelity Advisor Real Estate, Fidelity Advisor Stock Selector Mid Cap, Fidelity Advisor Value Strategies, Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income, INTECH U.S. Core, Invesco Dynamics, Invesco Mid Cap Core Equity, Invesco Small Cap Growth, Invesco Technology, Invesco Van Kampen American Franchise, Invesco Van Kampen Comstock, Invesco Van Kampen Equity and Income, Invesco Van Kampen Mid Cap Growth, Invesco Van Kampen Value Opportunities, Janus Overseas, Neuberger Berman Core Bond, Neuberger Berman Partners, Neuberger Berman Socially Responsive, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO High Yield, Prudential Jennison 20/20 Focus, Prudential Jennison Small Company, Prudential Small Cap Value A, Royce Opportunity, Royce Value, RS Technology, RS Value, Rydex|SGI Alpha Opportunity, Rydex|SGI High Yield, Rydex|SGI Large Cap Concentrated Growth, Rydex|SGI Large Cap Core, Rydex|SGI Large Cap Value, Rydex|SGI Mid Cap Growth, Rydex|SGI Mid Cap Value,  Rydex|SGI MSCI EAFE Equal Weight, Rydex|SGI Small Cap Growth, Rydex|SGI U.S. Intermediate Bond, T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, Wells Fargo Advantage Growth, Wells Fargo Advantage Large Cap Core, Wells Fargo Advantage Opportunity, and Wells Fargo Advantage Small Cap Value subaccounts, as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

1

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Valuebuilder Variable Annuity at December 31, 2011, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 27, 2012

 2

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities

December 31, 2011

	American Century Equity Income	American Century Heritage	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Assets:
Mutual funds, at market value	$6,017,717	$4,093,462	$3,132,553	$1,486,394	$357,460
Total assets	6,017,717	4,093,462	3,132,553	1,486,394	357,460

Liabilities:
Uncollected actuarial risk fee payable	151	102	82	37	9
Net assets	$6,017,566	$4,093,360	$3,132,471	$1,486,357	$357,451

Net assets:
Accumulation assets	6,015,386	4,093,360	3,132,471	1,486,357	357,451
Annuity assets	2,180	-	-	-	-
Net assets	$6,017,566	$4,093,360	$3,132,471	$1,486,357	$357,451

Units outstanding
NEA Valuebuilder	486,176	353,535	304,218	221,461	39,769
AEA Valuebuilder	5,959	2,714	57,920	496	375
NEA Valuebuilder - RID	12,335	-	14,522	-	-
Total units	504,470	356,249	376,660	221,957	40,144

Unit value
NEA Valuebuilder	$11.97	$11.46	$7.66	$6.69	$8.91
AEA Valuebuilder	$12.41	$16.21	$11.54	$9.90	$8.81
NEA Valuebuilder - RID	$9.78	$14.03	$9.15	$8.58	$8.75

Mutual funds, at cost	$6,288,141	$3,997,012	$3,425,657	$1,342,720	$367,895
Mutual fund shares	827,747	214,993	324,281	39,437	48,371

See accompanying notes.

3

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	Ariel	ASTON/Fairpointe Mid Cap	Calamos Growth
Assets:
Mutual funds, at market value	$186,285	$314,450	$3,552,900	$5,437,043	$12,184,247
Total assets	186,285	314,450	3,552,900	5,437,043	12,184,247

Liabilities:
Uncollected actuarial risk fee payable	5	8	90	135	305
Net assets	$186,280	$314,442	$3,552,810	$5,436,908	$12,183,942

Net assets:
Accumulation assets	186,280	314,442	3,549,328	5,436,908	12,170,155
Annuity assets	-	-	3,482	-	13,787
Net assets	$186,280	$314,442	$3,552,810	$5,436,908	$12,183,942

Units outstanding
NEA Valuebuilder	17,821	31,610	347,313	525,243	1,208,270
AEA Valuebuilder	1,620	2,416	22,192	-	21,488
NEA Valuebuilder - RID	-	-	-	-	-
Total units	19,441	34,026	369,505	525,243	1,229,758

Unit value
NEA Valuebuilder	$9.58	$9.25	$9.52	$10.35	$9.86
AEA Valuebuilder	$9.48	$9.16	$11.17	$10.25	$12.42
NEA Valuebuilder - RID	$9.41	$9.09	$8.00	$10.17	$8.81

Mutual funds, at cost	$177,524	$306,247	$3,773,225	$5,252,841	$12,463,616
Mutual fund shares	33,809	49,133	82,683	183,746	262,648

See accompanying notes.

4

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Calamos Growth and Income	Calamos High Yield	Dreyfus Appreciation	Dreyfus General Money Market	Dreyfus Opportunistic Midcap Value
Assets:
Mutual funds, at market value	$11,787,801	$1,184,398	$5,565,600	$5,145,843	$1,886,793
Total assets	11,787,801	1,184,398	5,565,600	5,145,843	1,886,793

Liabilities:
Uncollected actuarial risk fee payable	294	29	144	130	47
Net assets	$11,787,507	$1,184,369	$5,565,456	$5,145,713	$1,886,746

Net assets:
Accumulation assets	11,771,190	1,184,369	5,561,100	5,145,713	1,884,172
Annuity assets	16,317	-	4,356	-	2,574
Net assets	$11,787,507	$1,184,369	$5,565,456	$5,145,713	$1,886,746

Units outstanding
NEA Valuebuilder	954,144	112,438	541,321	614,962	162,457
AEA Valuebuilder	20,215	-	89,594	27,045	2,027
NEA Valuebuilder - RID	-	-	-	16,784	-
Total units	974,359	112,438	630,915	658,791	164,484

Unit value
NEA Valuebuilder	$12.08	$10.53	$8.45	$7.79	$11.38
AEA Valuebuilder	$13.27	$10.42	$11.06	$7.88	$18.37
NEA Valuebuilder - RID	$10.51	$10.34	$9.87	$8.45	$11.26

Mutual funds, at cost	$11,189,037	$1,191,284	$4,899,742	$5,145,843	$1,947,400
Mutual fund shares	383,343	124,542	137,320	5,145,843	70,324

See accompanying notes.

5

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Dreyfus Strategic Value	Federated Bond	Fidelity Advisor Dividend Growth	Fidelity Advisor International Capital Appreciation	Fidelity Advisor Real Estate
Assets:
Mutual funds, at market value	$5,800,374	$9,911,869	$1,464,487	$444,959	$983,151
Total assets	5,800,374	9,911,869	1,464,487	444,959	983,151

Liabilities:
Uncollected actuarial risk fee payable	152	253	36	11	26
Net assets	$5,800,222	$9,911,616	$1,464,451	$444,948	$983,125

Net assets:
Accumulation assets	5,789,616	9,911,616	1,464,451	444,948	983,125
Annuity assets	10,606	-	-	-	-
Net assets	$5,800,222	$9,911,616	$1,464,451	$444,948	$983,125

Units outstanding
NEA Valuebuilder	471,540	762,750	203,895	51,150	100,131
AEA Valuebuilder	74,261	86,234	-	300	28,075
NEA Valuebuilder - RID	25,878	19,899	-	-	5,424
Total units	571,679	868,883	203,895	51,450	133,630

Unit value
NEA Valuebuilder	$9.70	$11.42	$7.18	$8.63	$7.38
AEA Valuebuilder	$13.35	$11.31	$9.45	$10.82	$7.30
NEA Valuebuilder - RID	$9.05	$11.22	$8.49	$-	$7.25

Mutual funds, at cost	$5,873,485	$9,770,211	$1,407,771	$665,810	$844,357
Mutual fund shares	218,717	1,080,902	128,577	47,437	57,731

See accompanying notes.

6

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Fidelity Advisor Stock Selector Mid Cap	Fidelity Advisor Value Strategies	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	INTECH U.S. Core
Assets:
Mutual funds, at market value	$356,008	$1,185,004	$1,567,526	$2,839,874	$17,322
Total assets	356,008	1,185,004	1,567,526	2,839,874	17,322

Liabilities:
Uncollected actuarial risk fee payable	9	30	39	71	-
Net assets	$355,999	$1,184,974	$1,567,487	$2,839,803	$17,322

Net assets:
Accumulation assets	355,999	1,182,977	1,567,487	2,839,803	17,322
Annuity assets	-	1,997	-	-	-
Net assets	$355,999	$1,184,974	$1,567,487	$2,839,803	$17,322

Units outstanding
NEA Valuebuilder	38,255	110,129	192,308	262,805	1,706
AEA Valuebuilder	427	8,647	47	4,967	369
NEA Valuebuilder - RID	-	-	-	-	-
Total units	38,682	118,776	192,355	267,772	2,075

Unit value
NEA Valuebuilder	$9.17	$9.72	$8.15	$10.61	$8.39
AEA Valuebuilder	$12.60	$13.22	$8.07	$10.50	$8.31
NEA Valuebuilder - RID	$-	$8.62	$8.00	$10.42	$8.24

Mutual funds, at cost	$410,678	$1,330,267	$1,699,386	$2,812,787	$14,068
Mutual fund shares	18,620	50,859	119,113	184,527	1,267

See accompanying notes.

7

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Invesco Dynamics	Invesco Mid Cap Core Equity	Invesco Small Cap Growth	Invesco Technology	Invesco Van Kampen American Franchise
Assets:
Mutual funds, at market value	$85,561	$1,000,793	$2,116,742	$268,227	$562,295
Total assets	85,561	1,000,793	2,116,742	268,227	562,295

Liabilities:
Uncollected actuarial risk fee payable	2	25	53	7	14
Net assets	$85,559	$1,000,768	$2,116,689	$268,220	$562,281

Net assets:
Accumulation assets	85,559	998,582	2,116,689	268,220	562,281
Annuity assets	-	2,186	-	-	-
Net assets	$85,559	$1,000,768	$2,116,689	$268,220	$562,281

Units outstanding
NEA Valuebuilder	12,124	87,755	218,662	59,065	94,439
AEA Valuebuilder	-	4,548	3,273	11	221
NEA Valuebuilder - RID	-	-	-	-	606
Total units	12,124	92,303	221,935	59,076	95,266

Unit value
NEA Valuebuilder	$7.04	$10.74	$9.47	$4.54	$5.88
AEA Valuebuilder	$13.14	$12.88	$14.07	$11.54	$9.19
NEA Valuebuilder - RID	$9.83	$9.98	$10.97	$9.77	$8.24

Mutual funds, at cost	$86,612	$1,080,107	$1,891,627	$242,009	$642,967
Mutual fund shares	4,135	47,611	76,389	8,486	50,385

See accompanying notes.

8

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Invesco Van Kampen Comstock	Invesco Van Kampen Equity and Income	Invesco Van Kampen Mid Cap Growth	Invesco Van Kampen Value Opportunities	Janus Overseas
Assets:
Mutual funds, at market value	$6,398,179	$5,271,007	$699,379	$1,930,281	$3,908,021
Total assets	6,398,179	5,271,007	699,379	1,930,281	3,908,021

Liabilities:
Uncollected actuarial risk fee payable	160	132	17	48	101
Net assets	$6,398,019	$5,270,875	$699,362	$1,930,233	$3,907,920

Net assets:
Accumulation assets	6,394,238	5,266,581	699,362	1,930,233	3,907,920
Annuity assets	3,781	4,294	-	-	-
Net assets	$6,398,019	$5,270,875	$699,362	$1,930,233	$3,907,920

Units outstanding
NEA Valuebuilder	744,764	474,647	94,410	291,426	457,981
AEA Valuebuilder	12,510	21,951	763	3,427	60,905
NEA Valuebuilder - RID	-	-	268	-	12,061
Total units	757,274	496,598	95,441	294,853	530,947

Unit value
NEA Valuebuilder	$8.39	$10.54	$7.27	$6.52	$7.37
AEA Valuebuilder	$11.94	$12.15	$13.56	$9.15	$7.29
NEA Valuebuilder - RID	$8.57	$9.81	$10.29	$6.94	$7.24

Mutual funds, at cost	$6,600,350	$5,266,294	$673,666	$2,086,020	$5,357,859
Mutual fund shares	420,656	633,535	27,897	211,422	124,937

See accompanying notes.

9

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Neuberger Berman Core Bond	Neuberger Berman Partners	Neuberger Berman Socially Responsive	PIMCO Foreign Bond (U.S. Dollar-Hedged)	PIMCO High Yield
Assets:
Mutual funds, at market value	$5,245,014	$119,006	$276,905	$2,009,097	$3,490,610
Total assets	5,245,014	119,006	276,905	2,009,097	3,490,610

Liabilities:
Uncollected actuarial risk fee payable	135	3	7	52	89
Net assets	$5,244,879	$119,003	$276,898	$2,009,045	$3,490,521

Net assets:
Accumulation assets	5,244,879	119,003	276,898	2,009,045	3,490,521
Annuity assets	-	-	-	-	-
Net assets	$5,244,879	$119,003	$276,898	$2,009,045	$3,490,521

Units outstanding
NEA Valuebuilder	407,351	17,381	29,336	147,078	227,952
AEA Valuebuilder	7,859	-	2,232	31,468	25,541
NEA Valuebuilder - RID	46,492	-	-	3,318	1,533
Total units	461,702	17,381	31,568	181,864	255,026

Unit value
NEA Valuebuilder	$11.45	$6.83	$8.78	$11.07	$13.62
AEA Valuebuilder	$10.88	$6.76	$8.68	$10.96	$14.55
NEA Valuebuilder - RID	$10.70	$6.71	$8.60	$10.87	$11.24

Mutual funds, at cost	$5,084,074	$127,868	$258,327	$1,974,627	$3,506,450
Mutual fund shares	495,748	7,396	16,473	189,896	388,709

See accompanying notes.

10

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Prudential Jennison 20/20 Focus	Prudential Jennison Small Company	Prudential Small Cap Value A	Royce Opportunity	Royce Value
Assets:
Mutual funds, at market value	$2,402,604	$258,091	$47,827	$250,715	$2,180,683
Total assets	2,402,604	258,091	47,827	250,715	2,180,683

Liabilities:
Uncollected actuarial risk fee payable	59	6	1	6	56
Net assets	$2,402,545	$258,085	$47,826	$250,709	$2,180,627

Net assets:
Accumulation assets	2,402,545	258,085	47,826	250,709	2,180,627
Annuity assets	-	-	-	-	-
Net assets	$2,402,545	$258,085	$47,826	$250,709	$2,180,627

Units outstanding
NEA Valuebuilder	269,936	27,736	5,932	30,405	203,699
AEA Valuebuilder	849	43	322	-	30,852
NEA Valuebuilder - RID	-	-	-	-	-
Total units	270,785	27,779	6,254	30,405	234,551

Unit value
NEA Valuebuilder	$8.87	$9.30	$7.65	$8.24	$9.31
AEA Valuebuilder	$8.78	$9.20	$7.57	$8.15	$9.22
NEA Valuebuilder - RID	$8.72	$9.13	$7.51	$8.09	$9.15

Mutual funds, at cost	$2,356,040	$224,020	$47,213	$243,207	$2,059,034
Mutual fund shares	161,574	12,969	3,583	24,997	199,331

See accompanying notes.

11

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	RS Technology	RS Value	Rydex | SGI Alpha Opportunity	Rydex | SGI High Yield	Rydex | SGI Large Cap Concentrated Growth
Assets:
Mutual funds, at market value	$180,598	$1,113,765	$124,016	$3,404,084	$661,179
Total assets	180,598	1,113,765	124,016	3,404,084	661,179

Liabilities:
Uncollected actuarial risk fee payable	4	28	3	84	17
Net assets	$180,594	$1,113,737	$124,013	$3,404,000	$661,162

Net assets:
Accumulation assets	180,594	1,113,737	124,013	3,404,000	661,162
Annuity assets	-	-	-	-	-
Net assets	$180,594	$1,113,737	$124,013	$3,404,000	$661,162

Units outstanding
NEA Valuebuilder	17,429	142,219	12,412	295,995	91,801
AEA Valuebuilder	4	1,337	-	4,539	2,067
NEA Valuebuilder - RID	-	-	-	-	-
Total units	17,433	143,556	12,412	300,534	93,868

Unit value
NEA Valuebuilder	$10.36	$7.76	$10.00	$11.33	$7.04
AEA Valuebuilder	$10.25	$7.68	$9.90	$11.15	$6.96
NEA Valuebuilder - RID	$10.17	$7.62	$9.83	$10.98	$6.90

Mutual funds, at cost	$192,142	$1,101,069	$116,402	$3,566,900	$714,213
Mutual fund shares	10,919	48,341	10,719	305,848	80,928

See accompanying notes.

12

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI Large Cap Core	Rydex | SGI Large Cap Value	Rydex | SGI Mid Cap Growth	Rydex | SGI Mid Cap Value	Rydex | SGI MSCI EAFE Equal Weight
Assets:
Mutual funds, at market value	$256,197	$1,007,230	$990,526	$16,453,801	$3,903,907
Total assets	256,197	1,007,230	990,526	16,453,801	3,903,907

Liabilities:
Uncollected actuarial risk fee payable	6	25	25	410	96
Net assets	$256,191	$1,007,205	$990,501	$16,453,391	$3,903,811

Net assets:
Accumulation assets	256,191	1,007,205	990,501	16,437,642	3,903,811
Annuity assets	-	-	-	15,749	-
Net assets	$256,191	$1,007,205	$990,501	$16,453,391	$3,903,811

Units outstanding
NEA Valuebuilder	41,804	124,687	126,689	997,681	477,421
AEA Valuebuilder	1,004	790	2,718	10,754	4,108
NEA Valuebuilder - RID	-	-	-	-	-
Total units	42,808	125,477	129,407	1,008,435	481,529

Unit value
NEA Valuebuilder	$5.93	$8.00	$7.57	$16.27	$8.07
AEA Valuebuilder	$8.34	$11.16	$11.81	$20.51	$11.65
NEA Valuebuilder - RID	$7.46	$9.08	$7.96	$11.48	$8.17

Mutual funds, at cost	$279,360	$1,036,761	$975,839	$16,356,541	$5,705,165
Mutual fund shares	13,686	36,481	31,149	558,324	399,990

See accompanying notes.

13

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI Small Cap Growth	Rydex | SGI U.S. Intermediate Bond	T. Rowe Price Capital Appreciation	T. Rowe Price Growth Stock	Wells Fargo Advantage Growth
Assets:
Mutual funds, at market value	$323,172	$5,846,739	$1,382,155	$5,479,628	$1,802,430
Total assets	323,172	5,846,739	1,382,155	5,479,628	1,802,430

Liabilities:
Uncollected actuarial risk fee payable	8	146	34	139	45
Net assets	$323,164	$5,846,593	$1,382,121	$5,479,489	$1,802,385

Net assets:
Accumulation assets	323,164	5,846,593	1,382,121	5,479,489	1,802,385
Annuity assets	-	-	-	-	-
Net assets	$323,164	$5,846,593	$1,382,121	$5,479,489	$1,802,385

Units outstanding
NEA Valuebuilder	38,336	590,195	139,591	591,394	186,040
AEA Valuebuilder	2,280	20,269	2,074	38,291	565
NEA Valuebuilder - RID	-	-	-	8,624	3,917
Total units	40,616	610,464	141,665	638,309	190,522

Unit value
NEA Valuebuilder	$7.71	$9.60	$9.76	$8.59	$9.33
AEA Valuebuilder	$12.21	$8.92	$9.66	$8.50	$16.66
NEA Valuebuilder - RID	$7.76	$8.90	$9.59	$8.44	$14.24

Mutual funds, at cost	$308,573	$5,446,397	$1,261,506	$5,204,401	$1,492,103
Mutual fund shares	23,351	335,827	67,389	176,307	52,749

See accompanying notes.

14

Variable Annuity Account XIV - Valuebuilder

Statements of Assets and Liabilities (continued)

December 31, 2011

	Wells Fargo Advantage Large Cap Core	Wells Fargo Advantage Opportunity	Wells Fargo Advantage Small Cap Value
Assets:
Mutual funds, at market value	$188,783	$258,622	$8,347,350
Total assets	188,783	258,622	8,347,350

Liabilities:
Uncollected actuarial risk fee payable	5	6	210
Net assets	$188,778	$258,616	$8,347,140

Net assets:
Accumulation assets	188,778	258,616	8,334,132
Annuity assets	-	-	13,008
Net assets	$188,778	$258,616	$8,347,140

Units outstanding
NEA Valuebuilder	29,230	28,720	492,654
AEA Valuebuilder	86	-	19,263
NEA Valuebuilder - RID	-	-	4,466
Total units	29,316	28,720	516,383

Unit value
NEA Valuebuilder	$6.43	$9.00	$16.12
AEA Valuebuilder	$9.25	$13.55	$18.50
NEA Valuebuilder - RID	$7.99	$9.61	$11.33

Mutual funds, at cost	$172,900	$261,612	$7,804,025
Mutual fund shares	22,474	7,310	284,504

See accompanying notes.

15

Variable Annuity Account XIV - Valuebuilder

Statements of Operations

Year Ended December 31, 2011

	American Century Equity Income	American Century Heritage	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Investment income (loss):
Dividend distributions	$146,054	$-	$35,334	$473	$3,206
Expenses:
Mortality and expense risk charge	(46,296)	(11,779)	(36,985)	(12,184)	(2,839)
Other expense charge	(9,168)	(2,332)	(7,120)	(2,435)	(566)
Net investment income (loss)	90,590	(14,111)	(8,771)	(14,146)	(199)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(43,479)	100,560	(286,774)	25,534	1,078
Change in unrealized appreciation/depreciation on investments during the year	89,748	(169,531)	(529,052)	(4,198)	(12,642)
Net realized and unrealized capital gain (loss) on investments	46,269	(68,971)	(815,826)	21,336	(11,564)
Net increase (decrease) in net assets from operations	$136,859	$(83,082)	$(824,597)	$7,190	$(11,763)

See accompanying notes.

16

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	Ariel	ASTON/Fairpointe Mid Cap	Calamos Growth
Investment income (loss):
Dividend distributions	$2,857	$4,554	$7,588	$9,730	$-
Expenses:
Mortality and expense risk charge	(1,411)	(2,358)	(24,948)	(9,815)	(116,306)
Other expense charge	(277)	(464)	(4,877)	(1,963)	(23,134)
Net investment income (loss)	1,169	1,732	(22,237)	(2,048)	(139,440)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	3,232	2,685	-	37,734	540,971
Realized capital gain (loss) on sales of fund shares	7,253	465	10,938	54,716	304,051
Change in unrealized appreciation/depreciation on investments during the year	(8,090)	(9,074)	(376,983)	(40,662)	(2,157,724)
Net realized and unrealized capital gain (loss) on investments	2,395	(5,924)	(366,045)	51,788	(1,312,702)
Net increase (decrease) in net assets from operations	$3,564	$(4,192)	$(388,282)	$49,740	$(1,452,142)

See accompanying notes.

17

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Calamos Growth and Income	Calamos High Yield	Dreyfus Appreciation	Dreyfus General Money Market	Dreyfus Opportunistic Midcap Value
Investment income (loss):
Dividend distributions	$164,765	$27,499	$78,149	$2,333	$12,866
Expenses:
Mortality and expense risk charge	(103,142)	(3,111)	(38,648)	(41,143)	(15,251)
Other expense charge	(20,520)	(623)	(7,415)	(8,069)	(3,035)
Net investment income (loss)	41,103	23,765	32,086	(46,879)	(5,420)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	15,965	-	-	289,210
Realized capital gain (loss) on sales of fund shares	261,978	14,914	315,137	-	53,733
Change in unrealized appreciation/depreciation on investments during the year	(492,148)	(25,210)	(30,583)	-	(478,446)
Net realized and unrealized capital gain (loss) on investments	(230,170)	5,669	284,554	-	(135,503)
Net increase (decrease) in net assets from operations	$(189,067)	$29,434	$316,640	$(46,879)	$(140,923)

See accompanying notes.

18

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Dreyfus Strategic Value	Federated Bond	Fidelity Advisor Dividend Growth	Fidelity Advisor International Capital Appreciation	Fidelity Advisor Real Estate
Investment income (loss):
Dividend distributions	$51,106	$316,589	$-	$2,643	$4,789
Expenses:
Mortality and expense risk charge	(64,733)	(42,323)	(12,636)	(4,018)	(11,425)
Other expense charge	(12,447)	(7,972)	(2,527)	(802)	(2,174)
Net investment income (loss)	(26,074)	266,294	(15,163)	(2,177)	(8,810)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	236	41,134
Realized capital gain (loss) on sales of fund shares	34,860	359,893	40,091	(22,035)	88,232
Change in unrealized appreciation/depreciation on investments during the year	(626,196)	(315,019)	(188,100)	(51,229)	(90,460)
Net realized and unrealized capital gain (loss) on investments	(591,336)	44,874	(148,009)	(73,028)	38,906
Net increase (decrease) in net assets from operations	$(617,410)	$311,168	$(163,172)	$(75,205)	$30,096

See accompanying notes.

19

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Fidelity Advisor Stock Selector Mid Cap	Fidelity Advisor Value Strategies	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	INTECH U.S. Core
Investment income (loss):
Dividend distributions	$799	$3,345	$1,645	$30,081	$111
Expenses:
Mortality and expense risk charge	(3,069)	(10,620)	(11,090)	(20,189)	(235)
Other expense charge	(612)	(2,075)	(2,218)	(4,025)	(45)
Net investment income (loss)	(2,882)	(9,350)	(11,663)	5,867	(169)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	60,700	-
Realized capital gain (loss) on sales of fund shares	(10,553)	(18,509)	80,583	(4,808)	14,230
Change in unrealized appreciation/depreciation on investments during the year	(10,513)	(128,387)	(396,692)	77,555	(10,868)
Net realized and unrealized capital gain (loss) on investments	(21,066)	(146,896)	(316,109)	133,447	3,362
Net increase (decrease) in net assets from operations	$(23,948)	$(156,246)	$(327,772)	$139,314	$3,193

See accompanying notes.

20

Variable Annuity Account XIV - Valuebuilder
Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco Dynamics	Invesco Mid Cap Core Equity	Invesco Small Cap Growth	Invesco Technology	Invesco Van Kampen American Franchise
Investment income (loss):
Dividend distributions	$8,033	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(853)	(8,670)	(23,924)	(2,061)	(5,593)
Other expense charge	(171)	(1,709)	(4,662)	(412)	(1,091)
Net investment income (loss)	7,009	(10,379)	(28,586)	(2,473)	(6,684)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	32,871	39,472	-	6,281
Realized capital gain (loss) on sales of fund shares	(3,508)	9,180	216,505	9,221	144,177
Change in unrealized appreciation/depreciation on investments during the year	(9,046)	(105,308)	(264,542)	(19,897)	(194,180)
Net realized and unrealized capital gain (loss) on investments	(12,554)	(63,257)	(8,565)	(10,676)	(43,722)
Net increase (decrease) in net assets from operations	$(5,545)	$(73,636)	$(37,151)	$(13,149)	$(50,406)

See accompanying notes.

21

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco Van Kampen Comstock	Invesco Van Kampen Equity and Income	Invesco Van Kampen Mid Cap Growth	Invesco Van Kampen Value Opportunities	Janus Overseas
Investment income (loss):
Dividend distributions	$105,076	$106,355	$-	$11,994	$-
Expenses:
Mortality and expense risk charge	(57,926)	(42,681)	(2,203)	(15,954)	(55,977)
Other expense charge	(11,492)	(8,429)	(435)	(3,179)	(10,908)
Net investment income (loss)	35,658	55,245	(2,638)	(7,139)	(66,885)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	17,766	-	341,232
Realized capital gain (loss) on sales of fund shares	(166,448)	37,186	18,005	(359,496)	(297,534)
Change in unrealized appreciation/depreciation on investments during the year	3,244	(204,702)	(53,312)	280,126	(2,690,281)
Net realized and unrealized capital gain (loss) on investments	(163,204)	(167,516)	(17,541)	(79,370)	(2,646,583)
Net increase (decrease) in net assets from operations	$(127,546)	$(112,271)	$(20,179)	$(86,509)	$(2,713,468)

See accompanying notes.

22

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Neuberger Berman Core Bond	Neuberger Berman Partners	Neuberger Berman Socially Responsive	PIMCO Foreign Bond (U.S. Dollar-Hedged)	PIMCO High Yield
Investment income (loss):
Dividend distributions	$156,723	$343	$1,788	$83,402	$289,681
Expenses:
Mortality and expense risk charge	(51,879)	(1,147)	(2,312)	(21,490)	(32,367)
Other expense charge	(10,041)	(230)	(456)	(4,097)	(6,274)
Net investment income (loss)	94,803	(1,034)	(980)	57,815	251,040

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	165,471	-	-	26,880	4,289
Realized capital gain (loss) on sales of fund shares	228,346	10,187	7,969	54,604	29,221
Change in unrealized appreciation/depreciation on investments during the year	(160,298)	(22,458)	(18,665)	(9,880)	(196,651)
Net realized and unrealized capital gain (loss) on investments	233,519	(12,271)	(10,696)	71,604	(163,141)
Net increase (decrease) in net assets from operations	$328,322	$(13,305)	$(11,676)	$129,419	$87,899

See accompanying notes.

23

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Prudential Jennison 20/20 Focus	Prudential Jennison Small Company	Prudential Small Cap Value A	Royce Opportunity	Royce Value
Investment income (loss):
Dividend distributions	$-	$-	$359	$-	$4,857
Expenses:
Mortality and expense risk charge	(18,282)	(2,411)	(288)	(3,024)	(19,776)
Other expense charge	(3,653)	(482)	(57)	(593)	(3,922)
Net investment income (loss)	(21,935)	(2,893)	14	(3,617)	(18,841)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	64,740	-	-	11,350	164,230
Realized capital gain (loss) on sales of fund shares	72,954	42,240	10,722	11,501	191,873
Change in unrealized appreciation/depreciation on investments during the year	(221,211)	(48,265)	(6,826)	(62,167)	(572,394)
Net realized and unrealized capital gain (loss) on investments	(83,517)	(6,025)	3,896	(39,316)	(216,291)
Net increase (decrease) in net assets from operations	$(105,452)	$(8,918)	$3,910	$(42,933)	$(235,132)

See accompanying notes.

24

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	RS Technology	RS Value	Rydex | SGI Alpha Opportunity	Rydex | SGI High Yield	Rydex | SGI Large Cap Concentrated Growth
Investment income (loss):
Dividend distributions	$-	$-	$-	$316,364	$-
Expenses:
Mortality and expense risk charge	(2,399)	(4,093)	(1,955)	(27,794)	(5,782)
Other expense charge	(480)	(815)	(391)	(5,538)	(1,151)
Net investment income (loss)	(2,879)	(4,908)	(2,346)	283,032	(6,933)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	7,670	-	-	79,673	-
Realized capital gain (loss) on sales of fund shares	120,088	6,318	9,241	255,834	(5,546)
Change in unrealized appreciation/depreciation on investments during the year	(134,674)	(71,841)	(109)	(773,337)	(38,159)
Net realized and unrealized capital gain (loss) on investments	(6,916)	(65,523)	9,132	(437,830)	(43,705)
Net increase (decrease) in net assets from operations	$(9,795)	$(70,431)	$6,786	$(154,798)	$(50,638)

See accompanying notes.

25

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI Large Cap Core	Rydex | SGI Large Cap Value	Rydex | SGI Mid Cap Growth	Rydex | SGI Mid Cap Value	Rydex | SGI MSCI EAFE Equal Weight
Investment income (loss):
Dividend distributions	$298	$5,862	$-	$-	$1,941
Expenses:
Mortality and expense risk charge	(2,252)	(11,967)	(8,591)	(150,412)	(35,180)
Other expense charge	(447)	(2,390)	(1,703)	(29,984)	(7,016)
Net investment income (loss)	(2,401)	(8,495)	(10,294)	(180,396)	(40,255)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	305,942	-
Realized capital gain (loss) on sales of fund shares	(5,754)	(39,887)	21,632	309,650	(205,809)
Change in unrealized appreciation/depreciation on investments during the year	(7,272)	(114,200)	(66,621)	(2,007,502)	(548,474)
Net realized and unrealized capital gain (loss) on investments	(13,026)	(154,087)	(44,989)	(1,391,910)	(754,283)
Net increase (decrease) in net assets from operations	$(15,427)	$(162,582)	$(55,283)	$(1,572,306)	$(794,538)

See accompanying notes.

26

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI Small Cap Growth	Rydex | SGI U.S. Intermediate Bond	T. Rowe Price Capital Appreciation	T. Rowe Price Growth Stock	Wells Fargo Advantage Growth
Investment income (loss):
Dividend distributions	$-	$159,077	$18,172	$-	$-
Expenses:
Mortality and expense risk charge	(2,972)	(45,560)	(11,139)	(34,751)	(12,990)
Other expense charge	(584)	(9,034)	(2,222)	(6,584)	(2,564)
Net investment income (loss)	(3,556)	104,483	4,811	(41,335)	(15,554)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	24,617
Realized capital gain (loss) on sales of fund shares	2,482	70,127	34,761	312,505	118,562
Change in unrealized appreciation/depreciation on investments during the year	(19,542)	171,349	(13,701)	(298,087)	(17,815)
Net realized and unrealized capital gain (loss) on investments	(17,060)	241,476	21,060	14,418	125,364
Net increase (decrease) in net assets from operations	$(20,616)	$345,959	$25,871	$(26,917)	$109,810

See accompanying notes.

27

Variable Annuity Account XIV - Valuebuilder

Statements of Operations (continued)

Year Ended December 31, 2011

	Wells Fargo Advantage Large Cap Core	Wells Fargo Advantage Opportunity	Wells Fargo Advantage Small Cap Value
Investment income (loss):
Dividend distributions	$1,169	$-	$36,662
Expenses:
Mortality and expense risk charge	(1,340)	(2,493)	(83,896)
Other expense charge	(267)	(499)	(16,605)
Net investment income (loss)	(438)	(2,992)	(63,839)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	46,534
Realized capital gain (loss) on sales of fund shares	147	2,327	280,069
Change in unrealized appreciation/depreciation on investments during the year	(3,857)	(26,767)	(1,277,245)
Net realized and unrealized capital gain (loss) on investments	(3,710)	(24,440)	(950,642)
Net increase (decrease) in net assets from operations	$(4,148)	$(27,432)	$(1,014,481)

See accompanying notes.

28

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets

Years Ended December 31, 2011 and 2010

	American Century Equity Income		American Century Heritage		American Century International Growth		American Century Select
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$90,590	$109,156	$(14,111)	$(12,244)	$(8,771)	$1,612	$(14,146)	$(12,124)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(43,479)	(115,772)	100,560	(3,406)	(286,774)	(15,923)	25,534	(2,581)
Change in unrealized appreciation/depreciation on investments during the year	89,748	672,216	(169,531)	371,439	(529,052)	380,675	(4,198)	207,083
Net increase (decrease) in net assets from operations	136,859	665,600	(83,082)	355,789	(824,597)	366,364	7,190	192,378

From contract owner transactions:
Variable annuity deposits	351,203	427,574	54,323	84,062	363,226	198,627	50,352	55,664
Contract owner maintenance charges	(29,423)	(37,111)	(8,261)	(7,823)	(26,183)	(14,039)	(4,668)	(6,122)
Terminations and withdrawals	(722,640)	(478,312)	(121,876)	(87,161)	(417,847)	(239,619)	(112,256)	(102,882)
Transfers between subaccounts, net	87,364	23,885	2,533,519	81,414	52,261	1,462,068	(64,184)	(26,143)
Net increase (decrease) in net assets from contract owner transactions	(313,496)	(63,964)	2,457,705	70,492	(28,543)	1,407,037	(130,756)	(79,483)
Net increase (decrease) in net assets	(176,637)	601,636	2,374,623	426,281	(853,140)	1,773,401	(123,566)	112,895
Net assets at beginning of year	6,194,203	5,592,567	1,718,737	1,292,456	3,985,611	2,212,210	1,609,923	1,497,028
Net assets at end of year	$6,017,566	$6,194,203	$4,093,360	$1,718,737	$3,132,471	$3,985,611	$1,486,357	$1,609,923

See accompanying notes.

29

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	American Century Strategic Allocation: Aggressive		American Century Strategic Allocation: Conservative		American Century Strategic Allocation: Moderate		Ariel
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(199)	$(1,035)	$1,169	$1,371	$1,732	$991	$(22,237)	$(29,118)
Capital gains distributions	-	-	3,232	-	2,685	-	-	-
Realized capital gain (loss) on sales of fund shares	1,078	(34,839)	7,253	5,049	465	(4,420)	10,938	(58,793)
Change in unrealized appreciation/depreciation on investments during the year	(12,642)	82,874	(8,090)	6,507	(9,074)	33,993	(376,983)	811,211
Net increase (decrease) in net assets from operations	(11,763)	47,000	3,564	12,927	(4,192)	30,564	(388,282)	723,300

From contract owner transactions:
Variable annuity deposits	27,042	39,990	9,069	7,810	28,620	37,947	175,735	147,020
Contract owner maintenance charges	(1,459)	(7,163)	(1,171)	(1,181)	(1,709)	(2,808)	(19,278)	(25,182)
Terminations and withdrawals	(9,131)	(158,669)	(36,182)	(4,828)	(31)	(113,047)	(304,058)	(364,233)
Transfers between subaccounts, net	(27,762)	(86,904)	39,592	(90,797)	8,447	(32,226)	594,622	(119,241)
Net increase (decrease) in net assets from contract owner transactions	(11,310)	(212,746)	11,308	(88,996)	35,327	(110,134)	447,021	(361,636)
Net increase (decrease) in net assets	(23,073)	(165,746)	14,872	(76,069)	31,135	(79,570)	58,739	361,664
Net assets at beginning of year	380,524	546,270	171,408	247,477	283,307	362,877	3,494,071	3,132,407
Net assets at end of year	$357,451	$380,524	$186,280	$171,408	$314,442	$283,307	$3,552,810	$3,494,071

See accompanying notes.

30

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	ASTON/Fairpointe Mid Cap		Calamos Growth		Calamos Growth and Income		Calamos High Yield
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,048)	$(4,595)	$(139,440)	$(135,320)	$41,103	$197,706	$23,765	$26,610
Capital gains distributions	37,734	2,562	540,971	-	-	-	15,965	-
Realized capital gain (loss) on sales of fund shares	54,716	10,290	304,051	(75,254)	261,978	(2,729)	14,914	31,737
Change in unrealized appreciation/depreciation on investments during the year	(40,662)	159,521	(2,157,724)	2,853,956	(492,148)	1,211,214	(25,210)	(17,944)
Net increase (decrease) in net assets from operations	49,740	167,778	(1,452,142)	2,643,382	(189,067)	1,406,191	29,434	40,403

From contract owner transactions:
Variable annuity deposits	40,324	23,364	464,167	589,627	498,055	382,995	20,001	58,765
Contract owner maintenance charges	(8,925)	(3,323)	(74,261)	(91,463)	(64,744)	(91,925)	(1,803)	(2,257)
Terminations and withdrawals	(149,353)	(37,505)	(1,270,937)	(986,202)	(1,094,417)	(1,107,529)	(73,376)	(8,158)
Transfers between subaccounts, net	4,415,869	217,831	(1,845,803)	(982,702)	(1,300,890)	(229,037)	752,524	(164,772)
Net increase (decrease) in net assets from contract owner transactions	4,297,915	200,367	(2,726,834)	(1,470,740)	(1,961,996)	(1,045,496)	697,346	(116,422)
Net increase (decrease) in net assets	4,347,655	368,145	(4,178,976)	1,172,642	(2,151,063)	360,695	726,780	(76,019)
Net assets at beginning of year	1,089,253	721,108	16,362,918	15,190,276	13,938,570	13,577,875	457,589	533,608
Net assets at end of year	$5,436,908	$1,089,253	$12,183,942	$16,362,918	$11,787,507	$13,938,570	$1,184,369	$457,589

See accompanying notes.

31

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Dreyfus Appreciation		Dreyfus General Money Market		Dreyfus Opportunistic Midcap Value		Dreyfus Strategic Value
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$32,086	$11,778	$(46,879)	$(52,207)	$(5,420)	$(17,375)	$(26,074)	$(15,277)
Capital gains distributions	-	-	-	-	289,210	-	-	-
Realized capital gain (loss) on sales of fund shares	315,137	63,109	-	-	53,733	31,743	34,860	(24,722)
Change in unrealized appreciation/depreciation on investments during the year	(30,583)	570,749	-	-	(478,446)	408,653	(626,196)	1,210,164
Net increase (decrease) in net assets from operations	316,640	645,636	(46,879)	(52,207)	(140,923)	423,021	(617,410)	1,170,165

From contract owner transactions:
Variable annuity deposits	355,948	395,396	665,297	434,847	59,683	64,525	449,279	526,195
Contract owner maintenance charges	(24,870)	(29,725)	(38,962)	(83,887)	(9,014)	(13,637)	(49,052)	(61,578)
Terminations and withdrawals	(345,000)	(344,431)	(1,196,583)	(1,923,075)	(157,893)	(289,170)	(615,590)	(553,392)
Transfers between subaccounts, net	295,378	(266,409)	126,456	964,215	74,849	(68,930)	(2,702,794)	239,637
Net increase (decrease) in net assets from contract owner transactions	281,456	(245,169)	(443,792)	(607,900)	(32,375)	(307,212)	(2,918,157)	150,862
Net increase (decrease) in net assets	598,096	400,467	(490,671)	(660,107)	(173,298)	115,809	(3,535,567)	1,321,027
Net assets at beginning of year	4,967,360	4,566,893	5,636,384	6,296,491	2,060,044	1,944,235	9,335,789	8,014,762
Net assets at end of year	$5,565,456	$4,967,360	$5,145,713	$5,636,384	$1,886,746	$2,060,044	$5,800,222	$9,335,789

See accompanying notes.

32

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Federated Bond		Fidelity Advisor Dividend Growth		Fidelity Advisor International Capital Appreciation		Fidelity Advisor Real Estate
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$266,294	$318,154	$(15,163)	$(10,660)	$(2,177)	$(2,639)	$(8,810)	$1,598
Capital gains distributions	-	-	-	2,895	236	6,145	41,134	-
Realized capital gain (loss) on sales of fund shares	359,893	113,552	40,091	(1,676)	(22,035)	(59,527)	88,232	28,926
Change in unrealized appreciation/depreciation on investments during the year	(315,019)	143,194	(188,100)	304,322	(51,229)	127,727	(90,460)	228,792
Net increase (decrease) in net assets from operations	311,168	574,900	(163,172)	294,881	(75,205)	71,706	30,096	259,316

From contract owner transactions:
Variable annuity deposits	274,088	496,858	35,862	35,257	724	1,542	86,812	97,934
Contract owner maintenance charges	(33,608)	(41,719)	(10,219)	(9,060)	(1,423)	(2,803)	(8,942)	(8,442)
Terminations and withdrawals	(701,169)	(491,988)	(213,035)	(164,470)	(48,752)	(72,703)	(182,318)	(99,485)
Transfers between subaccounts, net	3,666,303	436,571	60,129	(71,998)	(11,116)	(42,258)	(242,961)	140,669
Net increase (decrease) in net assets from contract owner transactions	3,205,614	399,722	(127,263)	(210,271)	(60,567)	(116,222)	(347,409)	130,676
Net increase (decrease) in net assets	3,516,782	974,622	(290,435)	84,610	(135,772)	(44,516)	(317,313)	389,992
Net assets at beginning of year	6,394,834	5,420,212	1,754,886	1,670,276	580,720	625,236	1,300,438	910,446
Net assets at end of year	$9,911,616	$6,394,834	$1,464,451	$1,754,886	$444,948	$580,720	$983,125	$1,300,438

See accompanying notes.

33

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Fidelity Advisor Stock Selector Mid Cap		Fidelity Advisor Value Strategies		Goldman Sachs Emerging Markets Equity		Goldman Sachs Government Income
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,882)	$(3,825)	$(9,350)	$(12,055)	$(11,663)	$(11,238)	$5,867	$12,366
Capital gains distributions	-	-	-	345	-	-	60,700	96,157
Realized capital gain (loss) on sales of fund shares	(10,553)	(21,631)	(18,509)	(40,611)	80,583	28,039	(4,808)	3,816
Change in unrealized appreciation/depreciation on investments during the year	(10,513)	113,525	(128,387)	350,266	(396,692)	194,223	77,555	(56,682)
Net increase (decrease) in net assets from operations	(23,948)	88,069	(156,246)	297,945	(327,772)	211,024	139,314	55,657

From contract owner transactions:
Variable annuity deposits	12,145	17,124	42,765	62,617	134,441	175,300	221,732	209,847
Contract owner maintenance charges	(1,721)	(2,264)	(7,510)	(7,611)	(7,717)	(10,956)	(13,432)	(10,798)
Terminations and withdrawals	(52,692)	(39,965)	(112,556)	(100,346)	(184,734)	(136,025)	(323,344)	(48,157)
Transfers between subaccounts, net	(31,589)	(31,582)	(52,545)	(46,316)	108,471	8,121	18,233	1,082,008
Net increase (decrease) in net assets from contract owner transactions	(73,857)	(56,687)	(129,846)	(91,656)	50,461	36,440	(96,811)	1,232,900
Net increase (decrease) in net assets	(97,805)	31,382	(286,092)	206,289	(277,311)	247,464	42,503	1,288,557
Net assets at beginning of year	453,804	422,422	1,471,066	1,264,777	1,844,798	1,597,334	2,797,300	1,508,743
Net assets at end of year	$355,999	$453,804	$1,184,974	$1,471,066	$1,567,487	$1,844,798	$2,839,803	$2,797,300

See accompanying notes.

34

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	INTECH U.S. Core		Invesco Dynamics		Invesco Mid Cap Core Equity		Invesco Small Cap Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(169)	$(253)	$7,009	$(573)	$(10,379)	$(9,575)	$(28,586)	$(28,421)
Capital gains distributions	-	-	-	-	32,871	21,069	39,472	-
Realized capital gain (loss) on sales of fund shares	14,230	7,156	(3,508)	(93)	9,180	(15,719)	216,505	11,066
Change in unrealized appreciation/depreciation on investments during the year	(10,868)	3,924	(9,046)	14,423	(105,308)	138,039	(264,542)	718,098
Net increase (decrease) in net assets from operations	3,193	10,827	(5,545)	13,757	(73,636)	133,814	(37,151)	700,743

From contract owner transactions:
Variable annuity deposits	3,250	3,327	4,743	2,748	94,154	135,032	95,842	222,563
Contract owner maintenance charges	(718)	(601)	(564)	(502)	(5,073)	(7,567)	(15,059)	(16,993)
Terminations and withdrawals	(26,857)	(28,382)	(4,484)	(5,674)	(133,662)	(98,341)	(217,454)	(158,648)
Transfers between subaccounts, net	(29,931)	12,771	18,480	98	(171,171)	1,373	(1,034,167)	(371,980)
Net increase (decrease) in net assets from contract owner transactions	(54,256)	(12,885)	18,175	(3,330)	(215,752)	30,497	(1,170,838)	(325,058)
Net increase (decrease) in net assets	(51,063)	(2,058)	12,630	10,427	(289,388)	164,311	(1,207,989)	375,685
Net assets at beginning of year	68,385	70,443	72,929	62,502	1,290,156	1,125,845	3,324,678	2,948,993
Net assets at end of year	$17,322	$68,385	$85,559	$72,929	$1,000,768	$1,290,156	$2,116,689	$3,324,678

See accompanying notes.

35

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Invesco Technology		Invesco Van Kampen American Franchise		Invesco Van Kampen Comstock		Invesco Van Kampen Equity and Income
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,473)	$(1,738)	$(6,684)	$(6,457)	$35,658	$38,124	$55,245	$56,203
Capital gains distributions	-	-	6,281	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	9,221	3,248	144,177	4,408	(166,448)	(140,147)	37,186	(45,502)
Change in unrealized appreciation/depreciation on investments during the year	(19,897)	33,681	(194,180)	110,334	3,244	1,038,678	(204,702)	595,832
Net increase (decrease) in net assets from operations	(13,149)	35,191	(50,406)	108,285	(127,546)	936,655	(112,271)	606,533

From contract owner transactions:
Variable annuity deposits	23,926	26,057	25,731	35,035	249,331	238,168	227,614	331,733
Contract owner maintenance charges	(712)	(929)	(6,563)	(5,217)	(31,722)	(39,262)	(26,173)	(36,109)
Terminations and withdrawals	(6,123)	(7,087)	(132,432)	(73,439)	(513,224)	(608,928)	(415,608)	(530,426)
Transfers between subaccounts, net	2,186	(20,221)	(45,893)	(35,068)	(423,648)	(289,773)	(250,352)	(390,746)
Net increase (decrease) in net assets from contract owner transactions	19,277	(2,180)	(159,157)	(78,689)	(719,263)	(699,795)	(464,519)	(625,548)
Net increase (decrease) in net assets	6,128	33,011	(209,563)	29,596	(846,809)	236,860	(576,790)	(19,015)
Net assets at beginning of year	262,092	229,081	771,844	742,248	7,244,828	7,007,968	5,847,665	5,866,680
Net assets at end of year	$268,220	$262,092	$562,281	$771,844	$6,398,019	$7,244,828	$5,270,875	$5,847,665

See accompanying notes.

36

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Invesco Van Kampen Mid Cap Growth		Invesco Van Kampen Value Opportunities		Janus Overseas		Neuberger Berman Core Bond
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,638)	$(3,022)	$(7,139)	$(20,332)	$(66,885)	$(68,658)	$94,803	$80,851
Capital gains distributions	17,766	-	-	-	341,232	-	165,471	120,757
Realized capital gain (loss) on sales of fund shares	18,005	34,681	(359,496)	(109,201)	(297,534)	74,441	228,346	70,452
Change in unrealized appreciation/depreciation on investments during the year	(53,312)	41,815	280,126	254,818	(2,690,281)	1,245,621	(160,298)	61,455
Net increase (decrease) in net assets from operations	(20,179)	73,474	(86,509)	125,285	(2,713,468)	1,251,404	328,322	333,515

From contract owner transactions:
Variable annuity deposits	15,422	28,604	126,926	191,324	506,339	643,141	319,969	223,425
Contract owner maintenance charges	(1,595)	(1,681)	(9,014)	(10,057)	(37,437)	(47,488)	(31,704)	(26,503)
Terminations and withdrawals	(40,136)	(24,760)	(211,955)	(173,454)	(440,895)	(494,124)	(537,908)	(333,551)
Transfers between subaccounts, net	439,875	(159,894)	(218,189)	(156,378)	(1,896,554)	179,727	424,339	338,822
Net increase (decrease) in net assets from contract owner transactions	413,566	(157,731)	(312,232)	(148,565)	(1,868,547)	281,256	174,696	202,193
Net increase (decrease) in net assets	393,387	(84,257)	(398,741)	(23,280)	(4,582,015)	1,532,660	503,018	535,708
Net assets at beginning of year	305,975	390,232	2,328,974	2,352,254	8,489,935	6,957,275	4,741,861	4,206,153
Net assets at end of year	$699,362	$305,975	$1,930,233	$2,328,974	$3,907,920	$8,489,935	$5,244,879	$4,741,861

See accompanying notes.

37

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Neuberger Berman Partners		Neuberger Berman Socially Responsive		PIMCO Foreign Bond (U.S. Dollar-Hedged)		PIMCO High Yield
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,034)	$(1,141)	$(980)	$(1,987)	$57,815	$18,980	$251,040	$246,163
Capital gains distributions	-	-	-	-	26,880	48,168	4,289	-
Realized capital gain (loss) on sales of fund shares	10,187	(5,484)	7,969	(668)	54,604	13,923	29,221	36,474
Change in unrealized appreciation/depreciation on investments during the year	(22,458)	26,920	(18,665)	56,511	(9,880)	40,517	(196,651)	176,366
Net increase (decrease) in net assets from operations	(13,305)	20,295	(11,676)	53,856	129,419	121,588	87,899	459,003

From contract owner transactions:
Variable annuity deposits	7,506	10,878	17,971	21,445	205,315	197,047	224,221	230,137
Contract owner maintenance charges	(1,003)	(685)	(1,294)	(1,386)	(15,948)	(14,587)	(23,794)	(27,931)
Terminations and withdrawals	(14,965)	(5,342)	(19,693)	(2,633)	(235,190)	(145,107)	(582,488)	(504,064)
Transfers between subaccounts, net	(85,560)	42,604	(28,804)	4,282	(671,804)	934,707	(150,474)	136,781
Net increase (decrease) in net assets from contract owner transactions	(94,022)	47,455	(31,820)	21,708	(717,627)	972,060	(532,535)	(165,077)
Net increase (decrease) in net assets	(107,327)	67,750	(43,496)	75,564	(588,208)	1,093,648	(444,636)	293,926
Net assets at beginning of year	226,330	158,580	320,394	244,830	2,597,253	1,503,605	3,935,157	3,641,231
Net assets at end of year	$119,003	$226,330	$276,898	$320,394	$2,009,045	$2,597,253	$3,490,521	$3,935,157

See accompanying notes.

38

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Prudential Jennison 20/20 Focus		Prudential Jennison Small Company		Prudential Small Cap Value A		Royce Opportunity
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(21,935)	$(17,749)	$(2,893)	$(3,051)	$14	$(235)	$(3,617)	$(2,584)
Capital gains distributions	64,740	-	-	-	-	-	11,350	-
Realized capital gain (loss) on sales of fund shares	72,954	152,060	42,240	(32,911)	10,722	7,371	11,501	820
Change in unrealized appreciation/depreciation on investments during the year	(221,211)	20,137	(48,265)	116,749	(6,826)	5,296	(62,167)	82,441
Net increase (decrease) in net assets from operations	(105,452)	154,448	(8,918)	80,787	3,910	12,432	(42,933)	80,677

From contract owner transactions:
Variable annuity deposits	409,968	467,992	17,588	24,830	2,261	3,709	11,595	11,059
Contract owner maintenance charges	(11,140)	(9,995)	(1,739)	(1,537)	(575)	(425)	(1,655)	(1,512)
Terminations and withdrawals	(234,373)	(124,223)	(17,552)	(7,818)	(129)	(2,369)	(30,887)	(16,286)
Transfers between subaccounts, net	34,056	(127,468)	(133,749)	(29,410)	(16,713)	30,700	(11,999)	(30,178)
Net increase (decrease) in net assets from contract owner transactions	198,511	206,306	(135,452)	(13,935)	(15,156)	31,615	(32,946)	(36,917)
Net increase (decrease) in net assets	93,059	360,754	(144,370)	66,852	(11,246)	44,047	(75,879)	43,760
Net assets at beginning of year	2,309,486	1,948,732	402,455	335,603	59,072	15,025	326,588	282,828
Net assets at end of year	$2,402,545	$2,309,486	$258,085	$402,455	$47,826	$59,072	$250,709	$326,588

See accompanying notes.

39

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Royce Value		RS Technology		RS Value		Rydex | SGI Alpha Opportunity
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(18,841)	$(19,407)	$(2,879)	$(3,532)	$(4,908)	$(3,621)	$(2,346)	$(2,505)
Capital gains distributions	164,230	-	7,670	18,564	-	-	-	-
Realized capital gain (loss) on sales of fund shares	191,873	33,431	120,088	30,855	6,318	7,515	9,241	(6,051)
Change in unrealized appreciation/depreciation on investments during the year	(572,394)	515,498	(134,674)	81,125	(71,841)	83,205	(109)	65,873
Net increase (decrease) in net assets from operations	(235,132)	529,522	(9,795)	127,012	(70,431)	87,099	6,786	57,317

From contract owner transactions:
Variable annuity deposits	111,868	174,520	13,106	44,012	52,628	38,406	-	1
Contract owner maintenance charges	(14,130)	(13,705)	(1,743)	(2,269)	(2,592)	(2,615)	(1,652)	(1,918)
Terminations and withdrawals	(91,989)	(70,023)	(71,897)	(15,935)	(16,851)	(15,916)	(1,285)	(887)
Transfers between subaccounts, net	(343,498)	(19,230)	(310,479)	50,548	708,423	(32,577)	(186,723)	(26,342)
Net increase (decrease) in net assets from contract owner transactions	(337,749)	71,562	(371,013)	76,356	741,608	(12,702)	(189,660)	(29,146)
Net increase (decrease) in net assets	(572,881)	601,084	(380,808)	203,368	671,177	74,397	(182,874)	28,171
Net assets at beginning of year	2,753,508	2,152,424	561,402	358,034	442,560	368,163	306,887	278,716
Net assets at end of year	$2,180,627	$2,753,508	$180,594	$561,402	$1,113,737	$442,560	$124,013	$306,887

See accompanying notes.

40

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI High Yield		Rydex | SGI Large Cap Concentrated Growth		Rydex | SGI Large Cap Core		Rydex | SGI Large Cap Value
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$283,032	$262,552	$(6,933)	$(2,111)	$(2,401)	$(1,545)	$(8,495)	$(6,660)
Capital gains distributions	79,673	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	255,834	294,967	(5,546)	(14,625)	(5,754)	(6,451)	(39,887)	(35,750)
Change in unrealized appreciation/depreciation on investments during the year	(773,337)	(32,302)	(38,159)	97,003	(7,272)	46,275	(114,200)	219,626
Net increase (decrease) in net assets from operations	(154,798)	525,217	(50,638)	80,267	(15,427)	38,279	(162,582)	177,216

From contract owner transactions:
Variable annuity deposits	115,791	104,524	27,104	30,904	24,606	31,410	63,519	360,522
Contract owner maintenance charges	(16,813)	(20,542)	(4,476)	(2,564)	(2,012)	(1,525)	(9,664)	(7,040)
Terminations and withdrawals	(725,176)	(230,182)	(110,213)	(19,837)	(50,613)	(10,489)	(177,995)	(92,683)
Transfers between subaccounts, net	567,046	(111,879)	11,130	188,465	(23,356)	9,042	2,655	(683,469)
Net increase (decrease) in net assets from contract owner transactions	(59,152)	(258,079)	(76,455)	196,968	(51,375)	28,438	(121,485)	(422,670)
Net increase (decrease) in net assets	(213,950)	267,138	(127,093)	277,235	(66,802)	66,717	(284,067)	(245,454)
Net assets at beginning of year	3,617,950	3,350,812	788,255	511,020	322,993	256,276	1,291,272	1,536,726
Net assets at end of year	$3,404,000	$3,617,950	$661,162	$788,255	$256,191	$322,993	$1,007,205	$1,291,272

See accompanying notes.

41

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI Mid Cap Growth		Rydex | SGI Mid Cap Value		Rydex | SGI MSCI EAFE Equal Weight		Rydex | SGI Small Cap Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(10,294)	$(10,642)	$(180,396)	$(132,340)	$(40,255)	$(18,158)	$(3,556)	$(3,266)
Capital gains distributions	-	-	305,942	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	21,632	(16,711)	309,650	(24,137)	(205,809)	(399,289)	2,482	(8,760)
Change in unrealized appreciation/depreciation on investments during the year	(66,621)	264,285	(2,007,502)	3,053,020	(548,474)	1,064,197	(19,542)	105,162
Net increase (decrease) in net assets from operations	(55,283)	236,932	(1,572,306)	2,896,543	(794,538)	646,750	(20,616)	93,136

From contract owner transactions:
Variable annuity deposits	57,466	74,713	735,168	725,997	203,097	289,237	18,769	22,839
Contract owner maintenance charges	(7,276)	(7,749)	(102,971)	(131,341)	(21,171)	(26,340)	(2,106)	(2,292)
Terminations and withdrawals	(150,558)	(118,494)	(1,572,125)	(1,630,060)	(411,094)	(346,152)	(49,914)	(16,167)
Transfers between subaccounts, net	(125,391)	(156,725)	(2,353,458)	(724,196)	(242,030)	(682,435)	(75,925)	20,726
Net increase (decrease) in net assets from contract owner transactions	(225,759)	(208,255)	(3,293,386)	(1,759,600)	(471,198)	(765,690)	(109,176)	25,106
Net increase (decrease) in net assets	(281,042)	28,677	(4,865,692)	1,136,943	(1,265,736)	(118,940)	(129,792)	118,242
Net assets at beginning of year	1,271,543	1,242,866	21,319,083	20,182,140	5,169,547	5,288,487	452,956	334,714
Net assets at end of year	$990,501	$1,271,543	$16,453,391	$21,319,083	$3,903,811	$5,169,547	$323,164	$452,956

See accompanying notes.

42

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI U.S. Intermediate Bond		T. Rowe Price Capital Appreciation		T. Rowe Price Growth Stock		Wells Fargo Advantage Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$104,483	$123,965	$4,811	$9,301	$(41,335)	$(49,698)	$(15,554)	$(9,632)
Capital gains distributions	-	-	-	3,642	-	-	24,617	-
Realized capital gain (loss) on sales of fund shares	70,127	77,584	34,761	4,191	312,505	40,825	118,562	48,038
Change in unrealized appreciation/depreciation on investments during the year	171,349	152,933	(13,701)	148,846	(298,087)	744,447	(17,815)	203,753
Net increase (decrease) in net assets from operations	345,959	354,482	25,871	165,980	(26,917)	735,574	109,810	242,159

From contract owner transactions:
Variable annuity deposits	226,340	284,346	42,858	52,894	265,861	502,922	116,256	75,708
Contract owner maintenance charges	(25,604)	(37,854)	(5,560)	(7,148)	(25,632)	(37,766)	(4,468)	(4,635)
Terminations and withdrawals	(612,256)	(532,908)	(240,450)	(70,073)	(340,297)	(438,747)	(125,379)	(77,618)
Transfers between subaccounts, net	(186,323)	(519,425)	50,609	(46,379)	559,238	(934,724)	144,324	473,310
Net increase (decrease) in net assets from contract owner transactions	(597,843)	(805,841)	(152,543)	(70,706)	459,170	(908,315)	130,733	466,765
Net increase (decrease) in net assets	(251,884)	(451,359)	(126,672)	95,274	432,253	(172,741)	240,543	708,924
Net assets at beginning of year	6,098,477	6,549,836	1,508,793	1,413,519	5,047,236	5,219,977	1,561,842	852,918
Net assets at end of year	$5,846,593	$6,098,477	$1,382,121	$1,508,793	$5,479,489	$5,047,236	$1,802,385	$1,561,842

See accompanying notes.

43

Variable Annuity Account XIV - Valuebuilder

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Wells Fargo Advantage Large Cap Core		Wells Fargo Advantage Opportunity		Wells Fargo Advantage Small Cap Value
	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(438)	$(94)	$(2,992)	$(3,381)	$(63,839)	$(28,092)
Capital gains distributions	-	-	-	-	46,534	-
Realized capital gain (loss) on sales of fund shares	147	(14,930)	2,327	(7,510)	280,069	54,153
Change in unrealized appreciation/depreciation on investments during the year	(3,857)	20,823	(26,767)	78,639	(1,277,245)	1,888,650
Net increase (decrease) in net assets from operations	(4,148)	5,799	(27,432)	67,748	(1,014,481)	1,914,711

From contract owner transactions:
Variable annuity deposits	7,653	6,859	10,342	17,381	432,197	524,182
Contract owner maintenance charges	(540)	(811)	(1,803)	(2,589)	(55,825)	(69,473)
Terminations and withdrawals	(417)	(5,464)	(53,324)	(45,146)	(751,448)	(666,705)
Transfers between subaccounts, net	49,546	(551)	(68,214)	(12,583)	(2,454,027)	(566,979)
Net increase (decrease) in net assets from contract owner transactions	56,242	33	(112,999)	(42,937)	(2,829,103)	(778,975)
Net increase (decrease) in net assets	52,094	5,832	(140,431)	24,811	(3,843,584)	1,135,736
Net assets at beginning of year	136,684	130,852	399,047	374,236	12,190,724	11,054,988
Net assets at end of year	$188,778	$136,684	$258,616	$399,047	$8,347,140	$12,190,724

See accompanying notes.

44

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

Organization

Variable Annuity Account XIV – Valuebuilder Variable Annuity of Security Benefit Life Insurance Company (VVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for VVASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century Equity Income	A	American Century Investment Management, Inc.
American Century Heritage	A	American Century Investment Management, Inc.
American Century International Growth	A	American Century Investment Management, Inc.
American Century Select	A	American Century Investment Management, Inc.
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc.	American Century Global Investment Management, Inc.
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc.	American Century Global Investment Management, Inc.
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc.
Ariel		Ariel Investments, LLC
ASTON/Fairpointe Mid Cap	N	Aston Asset Management, LP	Fairpointe Capital LLC
Calamos Growth	A	Calamos Advisors LLC
Calamos Growth and Income	A	Calamos Advisors LLC
Calamos High Yield	A	Calamos Advisors LLC
Dreyfus Appreciation		The Dreyfus Corporation	Fayez Sarofim & Company
Dreyfus General Money Market	B	The Dreyfus Corporation
Dreyfus Opportunistic Midcap Value (1)	A	The Dreyfus Corporation
Dreyfus Strategic Value	A	The Dreyfus Corporation

45

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Federated Bond	A	Federated Investment Management Company
Fidelity Advisor Dividend Growth	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor International Capital Appreciation	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor Real Estate	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor Stock Selector Mid Cap	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor Value Strategies	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP
INTECH U.S. Core	S	Janus Capital Management LLC	INTECH Investment Management LLC
Invesco Dynamics	A	Invesco Advisers, Inc.
Invesco Mid Cap Core Equity	A	Invesco Advisers, Inc.
Invesco Small Cap Growth	A	Invesco Advisers, Inc.
Invesco Technology	A	Invesco Advisers, Inc.
Invesco Van Kampen American Franchise	A	Invesco Advisers, Inc.

46

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco Van Kampen Comstock	A	Invesco Advisers, Inc.
Invesco Van Kampen Equity and Income	A	Invesco Advisers, Inc.
Invesco Van Kampen Mid Cap Growth	A	Invesco Advisers, Inc.
Invesco Van Kampen Value Opportunities	A	Invesco Advisers, Inc.
Janus Overseas	S	Janus Capital Management LLC
Neuberger Berman Core Bond	A	Neuberger Berman Management LLC	Neuberger Berman Fixed Income LLC
Neuberger Berman Partners	Advisor	Neuberger Berman Management LLC	Neuberger Berman LLC
Neuberger Berman Socially Responsive	Trust	Neuberger Berman Management LLC	Neuberger Berman LLC
PIMCO Foreign Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company LLC
PIMCO High Yield	A	Pacific Investment Management Company LLC
Prudential Jennison 20/20 Focus	A	Prudential Investments LLC	Jennison Associates, LLC
Prudential Jennison Small Company	A	Prudential Investments LLC	Jennison Associates, LLC
Prudential Small Cap Value A	A	Prudential Investments LLC	Jennison Associates, LLC
Royce Opportunity	Service	Royce & Associates, LLC
Royce Value	Service	Royce & Associates, LLC
RS Technology	A	RS Investment Management Co. LLC
RS Value	A	RS Investment Management Co. LLC
Rydex | SGI Alpha Opportunity (3)	A	Guggenheim Investments	Mainstream Investment Advisers LLC Security Investors, LLC
Rydex | SGI High Yield	A	Guggenheim Investments
Rydex | SGI Large Cap Concentrated Growth	A	Guggenheim Investments
Rydex | SGI Large Cap Core	A	Guggenheim Investments
Rydex | SGI Large Cap Value	A	Guggenheim Investments
Rydex | SGI Mid Cap Growth	A	Guggenheim Investments
Rydex | SGI Mid Cap Value	A	Guggenheim Investments
Rydex | SGI MSCI EAFE Equal Weight (2)	A	Guggenheim Investments	Security Investors, LLC
Rydex | SGI Small Cap Growth	A	Guggenheim Investments
Rydex | SGI U.S. Intermediate Bond	A	Guggenheim Investments

47

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc.
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc.
Wells Fargo Advantage Growth	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Advantage Large Cap Core	A	Wells Fargo Funds Management, LLC	Golden Capital Management, LLC
Wells Fargo Advantage Opportunity	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Advantage Small Cap Value	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.

(1)	Prior to January 3, 2011, this subaccount was Dreyfus Midcap Value.
(2)	Prior to May 1, 2011, this subaccount was Rydex | SGI Global.
(3)	No longer available for investment.

48

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a company controlled by Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain of the mutual funds.

During 2011, the Prudential Small-Cap Core Equity fund merged into the Prudential Small Cap Value A fund.  Pursuant to the plan of reorganization approved by the Prudential Small-Cap Core Equity shareholders, the Prudential Small Cap Value A fund acquired all of the net assets of the Prudential Small-Cap Core Equity fund, which totaled $23,971 on the closing date of the reorganization, April 15, 2011.  A total of 1,236 shares were exchanged from the Prudential Small-Cap Core Equity fund.  In exchange for the assets of the Prudential Small-Cap Core Equity fund, 1,682 shares of Prudential Small Cap Value A fund were issued to shareholders of record immediately after the closing date.

During 2011, the Invesco Large Cap Growth fund merged into the Invesco Van Kampen American Franchise fund.  Pursuant to the plan of reorganization approved by the Invesco Large Cap Growth shareholders, the Invesco Van Kampen American Franchise fund acquired all of the net assets of the Invesco Large Cap Growth fund, which totaled $767,222 on the closing date of the reorganization, May 20, 2011.  A total of 60,411 shares were exchanged from the Invesco Large Cap Growth fund.  In exchange for the assets of the Invesco Large Cap Growth fund, 59,863 shares of Invesco Van Kampen American Franchise fund were issued to shareholders of record immediately after the closing date.

During 2011, the Invesco Basic Value fund merged into the Invesco Van Kampen Value Opportunities fund.  Pursuant to the plan of reorganization approved by the Invesco Basic Value shareholders, the Invesco Van Kampen Value Opportunities fund acquired all of the net assets of the Invesco Basic Value fund, which totaled $2,243,359 on the closing date of the reorganization, May 20, 2011.  A total of 102,343 shares were exchanged from the Invesco Basic Value fund.  In exchange for the assets of the Invesco Basic Value fund, 226,643 shares of Invesco Van Kampen Value Opportunities fund were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

49

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2011, follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Equity Income	$ 845,738	$ 1,068,493
American Century Heritage	3,019,605	575,909
American Century International Growth	3,515,375	3,552,607
American Century Select	66,394	211,259
American Century Strategic Allocation: Aggressive	55,589	67,089
American Century Strategic Allocation: Conservative	95,016	79,302
American Century Strategic Allocation: Moderate	77,111	37,359
Ariel	986,896	562,022
ASTON/Fairpointe Mid Cap	4,657,774	324,038
Calamos Growth	1,171,663	3,496,661
Calamos Growth and Income	1,047,950	2,968,549
Calamos High Yield	1,021,063	283,958
Dreyfus Appreciation	2,310,722	1,997,036
Dreyfus General Money Market	3,963,377	4,453,918
Dreyfus Opportunistic Midcap Value	571,812	320,350
Dreyfus Strategic Value	1,485,707	4,429,786
Federated Bond	8,866,161	5,394,000
Fidelity Advisor Dividend Growth	165,271	307,661
Fidelity Advisor International Capital Appreciation	3,482	65,979
Fidelity Advisor Real Estate	708,634	1,023,693
Fidelity Advisor Stock Selector Mid Cap	21,157	97,887
Fidelity Advisor Value Strategies	87,076	226,242
Goldman Sachs Emerging Markets Equity	856,192	817,355
Goldman Sachs Government Income	754,547	784,720
INTECH U.S. Core	5,632	60,057
Invesco Dynamics	230,022	204,836
Invesco Mid Cap Core Equity	115,908	309,143
Invesco Small Cap Growth	240,309	1,400,208
Invesco Technology	67,459	50,648

50

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco Van Kampen American Franchise	$ 907,212	$ 1,066,758
Invesco Van Kampen Comstock	3,773,619	4,457,064
Invesco Van Kampen Equity and Income	470,718	879,860
Invesco Van Kampen Mid Cap Growth	498,925	70,214
Invesco Van Kampen Value Opportunities	2,365,694	2,685,017
Janus Overseas	2,066,012	3,660,111
Neuberger Berman Core Bond	6,665,746	6,230,641
Neuberger Berman Partners	24,968	120,021
Neuberger Berman Socially Responsive	39,924	72,717
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,598,181	2,231,061
PIMCO High Yield	1,915,634	2,192,751
Prudential Jennison 20/20 Focus	838,223	596,848
Prudential Jennison Small Company	107,572	245,911
Prudential Small Cap Value A	57,717	72,858
Royce Opportunity	467,920	493,127
Royce Value	895,284	1,087,588
RS Technology	214,027	580,245
RS Value	780,086	43,358
Rydex | SGI Alpha Opportunity	-	192,003
Rydex | SGI High Yield	2,465,175	2,161,538
Rydex | SGI Large Cap Concentrated Growth	535,181	618,552
Rydex | SGI Large Cap Core	42,267	96,037
Rydex | SGI Large Cap Value	1,809,413	1,939,368
Rydex | SGI Mid Cap Growth	63,295	299,323
Rydex | SGI Mid Cap Value	1,211,791	4,379,221
Rydex | SGI MSCI EAFE Equal Weight	195,665	707,022
Rydex | SGI Small Cap Growth	34,049	146,773
Rydex | SGI U.S. Intermediate Bond	739,784	1,232,998
T. Rowe Price Capital Appreciation	205,626	353,324
T. Rowe Price Growth Stock	2,638,050	2,220,076
Wells Fargo Advantage Growth	565,520	425,679
Wells Fargo Advantage Large Cap Core	57,016	1,207
Wells Fargo Advantage Opportunity	11,504	127,489
Wells Fargo Advantage Small Cap Value	496,324	3,342,522

51

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Account is January 1, 2012.  The adoption is not expected to have a material impact on the financial statements.

52

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

1.	Organization and Significant Accounting Policies (continued)

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•        Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

•        Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•        Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account’s financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2011, based on the priority of the inputs to the valuation technique above.  There were no transfers between levels during the year ended December 31, 2011.

53

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For AEA Valuebuilder contracts, the mortaility and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•	Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% for units withdrawn in the first seven years of the contract.

•
Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

54

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2011 and 2010, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century Equity Income	102,489	(113,737)	(11,248)	100,817	(91,288)	9,529
American Century Heritage	273,815	(49,869)	223,946	48,847	(41,996)	6,851
American Century International Growth	449,503	(496,158)	(46,655)	224,191	(66,396)	157,795
American Century Select	21,106	(33,016)	(11,910)	25,681	(30,916)	(5,235)
American Century Strategic Allocation: Aggressive	7,856	(7,928)	(72)	9,549	(33,211)	(23,662)
American Century Strategic Allocation: Conservative	9,875	(8,177)	1,698	12,213	(21,424)	(9,211)
American Century Strategic Allocation: Moderate	8,660	(4,244)	4,416	12,066	(23,463)	(11,397)
Ariel	122,111	(61,749)	60,362	41,897	(68,415)	(26,518)
ASTON/Fairpointe Mid Cap	467,954	(37,264)	430,690	31,054	(10,565)	20,489
Calamos Growth	158,999	(373,786)	(214,787)	213,576	(318,045)	(104,469)
Calamos Growth and Income	161,225	(286,562)	(125,337)	136,278	(191,829)	(55,551)
Calamos High Yield	100,741	(31,788)	68,953	56,327	(66,845)	(10,518)
Dreyfus Appreciation	397,873	(358,512)	39,361	133,600	(148,380)	(14,780)
Dreyfus General Money Market	619,774	(655,729)	(35,955)	566,202	(618,470)	(52,268)
Dreyfus Opportunistic Midcap Value	35,053	(33,406)	1,647	25,643	(47,931)	(22,288)
Dreyfus Strategic Value	221,750	(497,104)	(275,354)	249,965	(211,270)	38,695
Federated Bond	808,422	(510,918)	297,504	281,762	(226,831)	54,931
Fidelity Advisor Dividend Growth	29,804	(39,706)	(9,902)	23,156	(46,127)	(22,971)
Fidelity Advisor International Capital Appreciation	1,673	(6,223)	(4,550)	2,326	(13,267)	(10,941)
Fidelity Advisor Real Estate	116,360	(164,709)	(48,349)	100,043	(75,699)	24,344
Fidelity Advisor Stock Selector Mid Cap	4,618	(10,906)	(6,288)	4,791	(9,678)	(4,887)
Fidelity Advisor Value Strategies	15,628	(25,049)	(9,421)	18,191	(23,920)	(5,729)
Goldman Sachs Emerging Markets Equity	133,404	(114,057)	19,347	115,918	(110,082)	5,836
Goldman Sachs Government Income	86,888	(88,953)	(2,065)	155,138	(31,787)	123,351
INTECH U.S. Core	788	(6,930)	(6,142)	3,555	(4,782)	(1,227)
Invesco Dynamics	32,155	(29,546)	2,609	857	(1,025)	(168)

55

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco Mid Cap Core Equity	13,608	(28,758)	(15,150)	32,829	(26,951)	5,878
Invesco Small Cap Growth	36,147	(137,002)	(100,855)	60,133	(86,305)	(26,172)
Invesco Technology	20,418	(15,026)	5,392	27,513	(28,356)	(843)
Invesco Van Kampen American Franchise	133,681	(155,649)	(21,968)	14,280	(24,056)	(9,776)
Invesco Van Kampen Comstock	497,227	(547,082)	(49,855)	79,228	(141,550)	(62,322)
Invesco Van Kampen Equity and Income	65,445	(92,524)	(27,079)	73,067	(117,593)	(44,526)
Invesco Van Kampen Mid Cap Growth	72,043	(12,717)	59,326	15,577	(36,376)	(20,799)
Invesco Van Kampen Value Opportunities	356,255	(391,821)	(35,566)	58,201	(70,994)	(12,793)
Janus Overseas	270,803	(483,462)	(212,659)	268,219	(221,644)	46,575
Neuberger Berman Core Bond	622,970	(586,980)	35,990	124,062	(93,248)	30,814
Neuberger Berman Partners	3,766	(14,533)	(10,767)	16,764	(10,420)	6,344
Neuberger Berman Socially Responsive	5,618	(8,097)	(2,479)	5,897	(2,514)	3,383
PIMCO Foreign Bond (U.S. Dollar-Hedged)	173,387	(231,212)	(57,825)	147,611	(52,584)	95,027
PIMCO High Yield	172,240	(205,587)	(33,347)	149,972	(153,961)	(3,989)
Prudential Jennison 20/20 Focus	112,687	(82,579)	30,108	328,141	(297,134)	31,007
Prudential Jennison Small Company	14,262	(27,315)	(13,053)	53,877	(54,141)	(264)
Prudential Small Cap Value A	7,651	(8,962)	(1,311)	14,722	(9,466)	5,256
Royce Opportunity	57,619	(60,319)	(2,700)	4,108	(7,793)	(3,685)
Royce Value	104,417	(133,278)	(28,861)	101,202	(85,284)	15,918
RS Technology	18,058	(46,547)	(28,489)	33,809	(26,238)	7,571
RS Value	105,358	(10,600)	94,758	16,305	(16,491)	(186)
Rydex | SGI Alpha Opportunity	737	(18,985)	(18,248)	1,854	(4,268)	(2,414)
Rydex | SGI High Yield	201,683	(197,601)	4,082	214,217	(221,212)	(6,995)
Rydex | SGI Large Cap Concentrated Growth	75,418	(84,403)	(8,985)	62,376	(34,047)	28,329
Rydex | SGI Large Cap Core	8,756	(15,625)	(6,869)	15,850	(10,011)	5,839
Rydex | SGI Large Cap Value	294,585	(317,659)	(23,074)	83,267	(129,110)	(45,843)

56

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex | SGI Mid Cap Growth	19,365	(42,139)	(22,774)	37,340	(61,559)	(24,219)
Rydex | SGI Mid Cap Value	153,287	(311,205)	(157,918)	186,250	(258,929)	(72,679)
Rydex | SGI MSCI EAFE Equal Weight	59,401	(93,561)	(34,160)	63,720	(131,162)	(67,442)
Rydex | SGI Small Cap Growth	6,381	(19,676)	(13,295)	17,331	(12,402)	4,929
Rydex | SGI U.S. Intermediate Bond	116,632	(161,093)	(44,461)	147,833	(210,614)	(62,781)
T. Rowe Price Capital Appreciation	26,111	(37,487)	(11,376)	33,663	(37,468)	(3,805)
T. Rowe Price Growth Stock	347,899	(267,528)	80,371	197,074	(284,332)	(87,258)
Wells Fargo Advantage Growth	95,559	(75,745)	19,814	104,348	(45,281)	59,067
Wells Fargo Advantage Large Cap Core	9,109	(179)	8,930	21,571	(20,958)	613
Wells Fargo Advantage Opportunity	2,654	(13,642)	(10,988)	5,814	(9,553)	(3,739)
Wells Fargo Advantage Small Cap Value	73,926	(229,091)	(155,165)	110,736	(139,156)	(28,420)

57

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2011, except for those individual subaccounts operating for portions of such years as disclosed in the financial statements, were as follows:

58

Variable Annuity Account XIV - Valuebuilder

Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
American Century Equity Income
Units	504,470	515,718	506,189	496,598	534,917
Unit value	$9.78-$12.41	$9.88-$12.51	$9.12-$11.54	$8.50- 10.74	$11.13-$14.03
Net assets	$6,017,566	$6,194,203	$5,592,567	$5,097,374	$7,177,190
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	2.39%	2.73%	2.51%	3.03%	2.44%
Total return***	(1.01)%-(0.66)%	8.33%-8.66%	7.29%-7.67%	(23.63)%-(23.45)%	(2.81)%-(2.47)%

American Century Heritage
Units	356,249	132,303	125,452	109,870	102,203
Unit value	$11.46-$16.21	$12.77-$18.11	$10.14-$14.41	$7.72-$10.99	$14.95-$21.32
Net assets	$4,093,360	$1,718,737	$1,292,456	$861,389	$1,555,395
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	0.63%	-%
Total return***	(10.64)%-(10.26)%	25.50%-25.94%	30.86%-31.35%	(48.36)%-(48.45)%	39.29%-39.78%

American Century International Growth
Units	376,660	423,315	265,520	282,481	279,093
Unit value	$7.66-$11.54	$9.06-$13.67	$8.30-$12.55	$6.45-$9.78	$12.28-$18.65
Net assets	$3,132,471	$3,985,611	$2,212,210	$1,828,666	$3,433,453
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.99%	0.82%	0.62%	1.18%	0.37%
Total return***	(15.75)%-(15.45)%	8.71%-9.16%	28.24%-28.68%	(47.48)%-(47.56)%	12.00%-12.40%

59

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
American Century Select
Units	221,957	233,867	239,102	242,190	242,615
Unit value	$6.69-$9.90	$6.87-$10.20	$6.25-$9.30	$4.84-$7.20	$8.35-$12.47
Net assets	$1,486,357	$1,609,923	$1,497,028	$1,172,521	$2,028,669
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.03%	0.08%	0.27%	0.60%	-%
Total return***	(3.05)%-(2.62)%	9.53%-9.92%	28.87%-29.17%	(42.04)%-(42.26)%	16.28%-16.69%

American Century Strategic Allocation: Aggressive
Units	40,144	40,216	63,878	54,827	384,695
Unit value	$8.75-$8.91	$9.33-$9.46	$8.46-$8.55	$7.06-$7.09	$11.09-$11.13
Net assets	$357,451	$380,524	$546,270	$388,576	$4,280,350
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.87%	0.71%	0.54%	0.25%	2.10%
Total return***	(6.22)%-(5.81)%	10.28%-10.64%	20.34%-20.59%	(36.45)%-(36.30)%	9.82%-10.21%

American Century Strategic Allocation: Conservative
Units	19,441	17,743	26,954	59,068	122,902
Unit value	$9.41-$9.58	$9.52-$9.66	$9.08-$9.18	$8.32-$8.35	$10.31-$10.34
Net assets	$186,280	$171,408	$247,477	$493,360	$1,270,621
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.60%	1.68%	1.26%	1.95%	0.57%
Total return***	(1.16)%-(0.83)%	4.85%-5.23%	9.53%-9.94%	(19.30)%-(19.25)%	2.81%-3.18%

60

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
American Century Strategic Allocation: Moderate
Units	34,026	29,610	41,007	40,372	33,151
Unit value	$9.09-$9.25	$9.44-$9.58	$8.76-$8.86	$7.60-$7.63	$10.70-$10.75
Net assets	$314,442	$283,307	$362,877	$308,015	$356,139
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.52%	1.24%	1.37%	2.47%	2.22%
Total return***	(3.71)%-(3.44)%	7.76%-8.13%	15.57%-16.12%	(29.10)%-(29.02)%	6.26%-6.63%

Ariel
Units	369,505	309,143	335,661	354,356	420,963
Unit value	$8.00-$11.17	$9.41-$13.13	$7.80-$10.86	$4.98-$6.92	$10.04-$13.93
Net assets	$3,552,810	$3,494,071	$3,132,407	$2,101,867	$4,997,402
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.22%	0.01%	0.02%	0.95%	0.30%
Total return***	(14.98)%-(14.70)%	20.64%-21.17%	56.63%-57.17%	(57.40)%-(50.32)%	(5.82)%-(5.48)%

ASTON/Fairpointe Mid Cap
Units	525,243	94,553	74,064	91,881	27,072
Unit value	$10.17-$10.35	$11.36-$11.52	$9.63-$9.74	$6.09	$11.04-$11.08
Net assets	$5,436,908	$1,089,253	$721,108	$559,739	$300,099
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.30%	0.30%	0.22%	3.47%	13.04%
Total return***	(10.48)%-(10.16)%	17.96%-18.28%	59.17%-59.93%	(45.04)%	8.18%-8.56%

61

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Calamos Growth
Units	1,229,758	1,444,545	1,549,014	1,584,186	1,496,467
Unit value	$8.81-$12.42	$10.11-$14.24	$8.79-$12.35	$6.01-$8.44	$12.62-$17.69
Net assets	$12,183,942	$16,362,918	$15,190,276	$10,582,791	$20,909,526
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(12.86)%-(12.51)%	15.02%-15.47%	46.26%-46.55%	(52.38)%-(52.29)%	18.10%-18.52%

Calamos Growth and Income
Units	974,359	1,099,696	1,155,247	1,238,959	1,230,006
Unit value	$10.51-$13.27	$11.06-$13.94	$10.29-$12.95	$8.91-$9.85	$11.84-$14.86
Net assets	$11,787,507	$13,938,570	$13,577,875	$11,047,633	$16,516,483
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.28%	2.31%	2.19%	1.60%	1.59%
Total return***	(4.97)%-(4.58)%	7.48%-7.84%	31.25%-31.76%	(33.56)%-(33.71)%	4.95%-5.33%

Calamos High Yield
Units	112,438	43,485	54,003	29,051	17,311
Unit value	$10.34-$10.53	$10.37-$10.52	$9.77-$9.88	$6.96-$7.01	$10.02-$10.04
Net assets	$1,184,369	$457,589	$533,608	$203,216	$173,837
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	3.35%	6.26%	8.18%	17.97%	14.68%
Total return***	(0.29)%-0.10%	6.14%-6.48%	40.37%-40.94%	(30.47)%-(30.18)%	(0.20)%-0.16%

62

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Dreyfus Appreciation
Units	630,915	591,554	606,334	327,269	329,222
Unit value	$8.45-$11.06	$8.15-$10.71	$7.35-$9.68	$6.32-$8.34	$9.71-$12.84
Net assets	$5,565,456	$4,967,360	$4,566,893	$2,078,877	$3,215,287
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.48%	1.17%	2.51%	1.92%	1.45%
Total return***	3.13%-3.68%	10.51%-10.88%	15.93%-16.30%	(34.91)%-(35.05)%	2.08%-2.45%

Dreyfus General Money Market
Units	658,791	694,746	747,014	923,146	348,098
Unit value	$7.79-$8.45	$8.10-$8.82	$8.42-$9.20	$8.74-$9.58	$8.89-$9.78
Net assets	$5,145,713	$5,636,384	$6,296,491	$8,082,572	$3,096,013
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.04%	0.05%	0.17%	2.37%	4.49%
Total return***	(4.20)%-(3.83)%	(4.13)%-(3.80)%	(3.97)%-(3.66)%	(1.69)%-(2.04)%	0.00%-0.36%

Dreyfus Opportunistic Midcap Value
Units	164,484	162,837	185,125	193,934	183,831
Unit value	$11.26-$18.37	$12.48-$20.32	$10.41-$16.93	$6.71-$10.90	$11.60-$18.88
Net assets	$1,886,746	$2,060,044	$1,944,235	$1,307,585	$2,141,220
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.65%	-%	0.30%	0.14%	0.16%
Total return***	(9.78)%-(9.39)%	19.88%-20.19%	54.91%-55.74%	(42.16)%-(42.27)%	1.05%-1.41%

63

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Dreyfus Strategic Value
Units	571,679	847,033	808,338	659,167	386,336
Unit value	$9.05-$13.35	$10.07-$14.84	$9.13-$13.44	$8.10-$11.22	$12.45-$18.26
Net assets	$5,800,222	$9,335,789	$8,014,762	$5,414,619	$5,119,797
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.68%	0.75%	0.66%	1.25%	0.97%
Total return***	(10.13)%-(9.85)%	10.30%-10.59%	19.50%-20.12%	(38.45)%-(38.55)%	1.43%-1.80%

Federated Bond
Units	868,883	571,379	516,448	260,955	145,688
Unit value	$11.22-$11.42	$11.05-$11.21	$10.39-$10.50	$8.57-$8.64	$9.97-$10.01
Net assets	$9,911,616	$6,394,834	$5,420,212	$2,251,057	$1,458,678
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	3.88%	6.36%	5.78%	7.27%	7.81%
Total return***	1.54%-1.87%	6.35%-6.76%	21.24%-21.53%	(14.04)%-(13.69)%	0.60%-0.96%

Fidelity Advisor Dividend Growth
Units	203,895	213,797	236,768	235,143	224,363
Unit value	$7.18-$9.45	$8.21-$10.83	$7.05-$9.32	$4.80	$8.93-$11.85
Net assets	$1,464,451	$1,754,886	$1,670,276	$1,128,146	$2,002,894
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	0.23%	-%	1.06%	0.42%
Total return***	(12.74)%-(12.55)%	15.97%-16.45%	46.42%-46.88%	(46.25)%	(3.93)%-(3.59)%

64

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Fidelity Advisor International Capital Appreciation
Units	51,450	56,000	66,941	72,898	84,306
Unit value	$8.63-$10.82	$10.36-$13.00	$9.33-$11.74	$6.24-$7.87	$13.25-$16.74
Net assets	$444,948	$580,720	$625,236	$455,083	$1,117,585
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.52%	0.41%	0.71%	0.13%	0.04%
Total return***	(16.77)%-(16.70)%	10.73%-11.04%	49.17%-49.52%	(52.91)%-(52.99)%	(21.31)%-0.37%

Fidelity Advisor Real Estate
Units	133,630	181,979	157,635	129,906	42,844
Unit value	$7.25-$7.38	$7.06-$7.16	$5.72-$5.79	$4.38-$4.42	$7.65-$7.68
Net assets	$983,125	$1,300,438	$910,446	$573,162	$329,367
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.42%	1.05%	1.99%	2.83%	1.00%
Total return***	2.69%-3.07%	23.43%-23.66%	30.59%-31.00%	(42.75)%-(42.45)%	(21.59)%-(21.31)%

Fidelity Advisor Stock Selector Mid Cap
Units	38,682	44,970	49,857	51,431	53,299
Unit value	$9.17-$12.60	$10.06-$13.85	$8.45-$11.66	$6.00-$8.29	$13.11-$18.16
Net assets	$355,999	$453,804	$422,422	$309,146	$699,798
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.20%	-%	0.11%	-%	-%
Total return***	(9.03)%-(8.85)%	18.78%-19.05%	40.65%-40.83%	(54.23)%-(54.35)%	0.37%-5.31%

65

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Fidelity Advisor Value Strategies
Units	118,776	128,197	133,926	131,061	132,672
Unit value	$8.62-$13.22	$9.96-$15.26	$8.25-$12.62	$6.07-$8.30	$11.66-$17.79
Net assets	$1,184,974	$1,471,066	$1,264,777	$811,631	$1,745,878
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.25%	-%	-%	0.26%	-%
Total return***	(13.45)%-(13.21)%	20.73%-21.08%	51.65%-52.39%	(53.20)%-(53.34)%	0.72%-1.08%

Goldman Sachs Emerging Markets Equity
Units	192,355	173,008	167,172	65,288	56,963
Unit value	$8.00-$8.15	$10.51-$10.66	$9.45-$9.55	$5.56-$5.61	$12.79-$12.84
Net assets	$1,567,487	$1,844,798	$1,597,334	$365,930	$731,779
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.10%	0.19%	-%	1.62%	0.44%
Total return***	(23.88)%-(23.55)%	11.22%-11.62%	69.96%-70.25%	(57.53)%-(56.31)%	22.43%-22.87%

Goldman Sachs Government Income
Units	267,772	269,837	146,486	199,170	297,469
Unit value	$10.42-$10.61	$10.22-$10.37	$10.19-$10.30	$10.22-$10.26	$10.14-$10.18
Net assets	$2,839,803	$2,797,300	$1,508,743	$2,044,844	$3,025,384
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.07%	1.48%	2.07%	2.44%	3.52%
Total return***	1.96%-2.31%	0.29%-0.68%	0.00%-0.39%	0.59%-0.79%	2.34%-2.70%

66

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
INTECH U.S. Core
Units	2,075	8,217	9,444	8,676	8,781
Unit value	$8.24-$8.39	$8.22-$8.34	$7.39-$7.47	$6.32-$6.34	$10.26-$10.30
Net assets	$17,322	$68,385	$70,443	$55,020	$90,424
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.26%	0.68%	1.60%	1.07%	0.97%
Total return***	0.24%-0.60%	11.23%-11.65%	21.15%-21.46%	(38.52)%-(38.45)%	1.76%-2.12%

Invesco Dynamics
Units	12,124	9,515	9,683	12,334	20,470
Unit value	$7.04-$13.14	$7.66-$14.31	$6.45-$12.08	$4.69	$9.22-$17.34
Net assets	$85,559	$72,929	$62,502	$57,829	$188,760
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	10.14%	-%	-%	-%	-%
Total return***	(8.39)%-(8.09)%	18.30%-18.76%	37.01%-37.53%	(53.10)%	7.69%-8.07%

Invesco Mid Cap Core Equity
Units	92,303	107,453	101,575	81,235	81,812
Unit value	$9.98-$12.88	$11.10-$14.31	$10.30-$13.25	$8.79-$10.61	$12.60-$15.23
Net assets	$1,000,768	$1,290,156	$1,125,845	$719,443	$1,038,311
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	0.07%	0.11%	0.83%	1.29%
Total return***	(10.09)%-(9.82)%	7.77%-8.17%	24.85%-25.26%	(30.24)%-(30.33)%	5.31%-5.68%

67

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco Small Cap Growth
Units	221,935	322,790	348,962	321,420	241,551
Unit value	$9.47-$14.07	$9.97-$14.85	$8.21-$12.25	$6.35-$9.49	$10.78-$16.14
Net assets	$2,116,689	$3,324,678	$2,948,993	$2,086,190	$2,636,689
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(5.35)%-(5.02)%	20.98%-21.44%	28.94%-29.29%	(41.09)%-(41.20)%	6.72%-7.10%

Invesco Technology
Units	59,076	53,684	54,527	43,538	66,372
Unit value	$4.54-$11.54	$4.88-$12.43	$4.20-$10.72	$2.76-$7.07	$5.18-$13.28
Net assets	$268,220	$262,092	$229,081	$120,307	$343,976
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.31)%-(6.97)%	15.70%-16.19%	51.58%-52.17%	(46.72)%-(47.76)%	2.84%-3.20%

Invesco Van Kampen American Franchise
Units	95,266	117,234	127,010	132,030	111,786
Unit value	$5.88-$9.19	$6.57-$10.29	$5.83-$9.15	$4.85-$7.63	$8.15-$12.83
Net assets	$562,281	$771,844	$742,248	$641,288	$910,866
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	0.17%	-%	-%
Total return***	(10.50)%-(10.73)%	12.15%-12.69%	19.80%-20.21%	(40.49)%-(40.53)%	10.66%-11.05%

68

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco Van Kampen Comstock
Units	757,274	807,129	869,451	1,126,036	992,755
Unit value	$8.39-$11.94	$8.90-$12.69	$8.01-$11.43	$6.43-$9.20	$10.43-$14.95
Net assets	$6,398,019	$7,244,828	$7,007,968	$7,349,671	$10,406,704
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.54%	1.42%	1.44%	2.33%	1.94%
Total return***	(6.03)%-(5.73)%	10.81%-11.11%	23.95%-24.57%	(38.35)%-(38.46)%	(6.00)%-(5.67)%

Invesco Van Kampen Equity and Income
Units	496,598	523,677	568,203	531,176	826,748
Unit value	$9.81-$12.15	$10.36-$12.82	$9.62-$11.89	$8.65-$10.03	$11.27-$13.89
Net assets	$5,270,875	$5,847,665	$5,866,680	$4,616,304	$9,939,487
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.91%	1.86%	2.07%	2.56%	2.29%
Total return***	(5.31)%-(5.05)%	7.69%-8.08%	18.33%-18.73%	(27.62)%-(23.79)%	(1.06)%-(0.71)%

Invesco Van Kampen Mid Cap Growth (1)
Units	95,441	36,115	56,914	25,373	-
Unit value	$7.27-$13.56	$8.32-$15.54	$6.79-$12.72	$4.43-$8.32	$-
Net assets	$699,362	$305,975	$390,232	$114,035	$-
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	-%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(12.87)%-(12.62)%	22.00%-22.53%	52.68%-53.27%	(55.70)%-(16.80)%	-%

69

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco Van Kampen Value Opportunities
Units	294,853	330,419	343,212	330,535	324,615
Unit value	$6.52-$9.15	$7.02-$9.87	$6.83-$9.62	$4.69-$6.62	$10.12-$14.31
Net assets	$1,930,233	$2,328,974	$2,352,254	$1,553,576	$3,291,004
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.56%	-%	1.75%	0.23%	0.06%
Total return***	(7.12)%-(7.47)%	2.46%-2.78%	45.24%-45.63%	(53.66)%-(53.74)%	(3.17)%-(2.82)%

Janus Overseas
Units	530,947	743,606	697,031	519,299	252,694
Unit value	$7.24-$7.37	$11.26-$11.42	$9.87-$9.98	$6.09-$6.11	$12.42-$12.47
Net assets	$3,907,920	$8,489,935	$6,957,275	$3,173,460	$3,150,264
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	0.67%	0.01%	1.77%
Total return***	(35.70)%-(35.46)%	14.08%-14.43%	24.46%-24.62%	(51.05)%-(51.00)%	20.86%-21.30%

Neuberger Berman Core Bond
Units	461,702	425,712	394,898	575,885	387,759
Unit value	$10.70-$11.45	$10.50-$11.20	$10.08-$10.71	$9.05-$9.46	$9.76-$10.30
Net assets	$5,244,879	$4,741,861	$4,206,153	$5,434,260	$3,989,018
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	3.14%	2.78%	3.99%	5.23%	4.78%
Total return***	1.90%-2.23%	4.17%-4.58%	7.23%-7.53%	(8.31)%-(8.16)%	(0.45)%-(0.10)%

70

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Neuberger Berman Partners
Units	17,381	28,148	21,804	17,022	22,260
Unit value	$6.71-$6.83	$7.92-$8.03	$7.18-$7.26	$4.85	$10.50-$10.54
Net assets	$119,003	$226,330	$158,580	$82,646	$234,674
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.20%	-%	0.86%	0.26%	0.32%
Total return***	(15.28)%-(14.94)%	10.31%-10.61%	48.96%-49.69%	(53.98)%	5.12%-5.49%

Neuberger Berman Socially Responsive
Units	31,568	34,047	30,664	19,966	24,019
Unit value	$8.60-$8.78	$9.26-$9.41	$7.88-$7.99	$6.34-$6.37	$10.78-$10.84
Net assets	$276,898	$320,394	$244,830	$127,215	$260,421
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.60%	0.17%	0.47%	0.46%	0.81%
Total return***	(7.13)%-(6.70)%	17.51%-17.77%	24.88%-25.43%	(41.35)%-(41.24)%	2.82%-3.19%

PIMCO Foreign Bond (U.S. Dollar-Hedged)
Units	181,864	239,689	144,662	103,879	6,696
Unit value	$10.87-$11.07	$10.70-$10.85	$10.29-$10.41	$9.09-$9.16	$9.79-$9.82
Net assets	$2,009,045	$2,597,253	$1,503,605	$950,269	$65,764
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	3.62%	1.86%	2.54%	4.63%	2.18%
Total return***	1.59%-2.03%	3.98%-4.23%	13.20%-13.65%	(7.15)%-(6.72)%	(1.06)%-(0.71)%

71

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Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
PIMCO High Yield
Units	255,026	288,373	292,362	316,491	306,713
Unit value	$11.24-$14.55	$11.32-$14.63	$10.38-$13.39	$7.54-$9.72	$10.35-$13.32
Net assets	$3,490,521	$3,935,157	$3,641,231	$2,862,961	$3,780,840
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	7.80%	7.43%	8.73%	7.61%	6.82%
Total return***	(0.71)%-(0.29)%	9.06%-9.46%	37.67%-38.05%	(27.15)%-(27.03)%	(1.00)%-(0.65)%

Prudential Jennison 20/20 Focus
Units	270,785	240,677	209,670	115,423	77,179
Unit value	$8.72-$8.87	$9.46-$9.60	$9.19-$9.30	$6.12-$6.15	$10.57-$10.61
Net assets	$2,402,545	$2,309,486	$1,948,732	$709,293	$819,135
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.82)%-(7.60)%	2.94%-3.23%	50.66%-51.22%	(42.21)%-(42.04)%	5.41%-5.79%

Prudential Jennison Small Company
Units	27,779	40,832	41,096	35,427	71,425
Unit value	$9.13-$9.30	$9.72-$9.86	$8.07-$8.16	$6.19-$6.21	$10.39-$10.43
Net assets	$258,085	$402,455	$335,603	$220,235	$744,554
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	0.10%	0.23%	0.35%
Total return***	(6.07)%-(5.68)%	20.45%-20.83%	30.79%-31.40%	(40.54)%-(40.46)%	5.04%-5.41%

72

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Prudential Small Cap Value A
Units	6,254	7,565	2,309	1,718	490
Unit value	$7.51-$7.65	$7.71-$7.82	$6.44-$6.51	$5.75-$5.77	$9.31-$9.34
Net assets	$47,826	$59,072	$15,025	$9,907	$4,581
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.67%	-%	-%	0.95%	-%
Total return***	(2.59)%-(2.17)%	19.72%-20.12%	12.39%-12.82%	(38.30)%-(38.22)%	(6.89)%-(6.56)%

Royce Opportunity
Units	30,405	33,105	36,790	37,176	21,970
Unit value	$8.09-$8.24	$9.72-$9.86	$7.60-$7.69	$4.91-$4.94	$9.44-$9.47
Net assets	$250,709	$326,588	$282,828	$183,354	$208,138
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	0.53%	0.67%
Total return***	(16.77)%-(16.43)%	27.89%-28.22%	54.79%-55.67%	(47.99)%-(47.84)%	(6.32)%-(5.98)%

Royce Value
Units	234,551	263,412	247,494	180,541	67,691
Unit value	$9.15-$9.31	$10.31-$10.46	$8.61-$8.70	$6.22-$6.25	$9.84-$9.88
Net assets	$2,180,627	$2,753,508	$2,152,424	$1,128,422	$668,535
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.20%	0.08%	-%	-%	2.69%
Total return***	(11.25)%-(10.99)%	19.74%-20.23%	38.87%-39.20%	(36.92)%-(36.74)%	(0.57)%-(0.22)%

73

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
RS Technology
Units	17,433	45,922	38,351	27,171	19,300
Unit value	$10.17-$10.36	$12.05-$12.22	$9.23-$9.34	$5.52-$5.54	$11.69-$11.74
Net assets	$180,594	$561,402	$358,034	$150,581	$226,545
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	0.24%	-%
Total return***	(15.60)%-(15.22)%	30.55%-30.84%	67.82%-68.59%	(52.86)%-(52.81)%	17.13%-17.54%

RS Value
Units	143,556	48,798	48,984	46,497	148,615
Unit value	$7.62-$7.76	$8.94-$9.07	$7.43-$7.51	$5.62-$5.66	$10.06-$10.10
Net assets	$1,113,737	$442,560	$368,163	$263,279	$1,500,905
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	0.21%	0.07%	0.23%
Total return***	(14.77)%-(14.44)%	20.32%-20.77%	32.21%-32.69%	(44.14)%-(43.96)%	(0.58)%-(0.23)%

Rydex | SGI Alpha Opportunity
Units	12,412	30,660	33,074	57,412	84,777
Unit value	$9.83-$10.00	$9.87-$10.01	$8.34-$8.43	$7.04	$11.23-$11.28
Net assets	$124,013	$306,887	$278,716	$403,851	$956,061
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(0.41)%-(0.10)%	18.35%-18.74%	19.48%-19.74%	(37.59)%	13.19%-13.59%

74

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI High Yield (2)
Units	300,534	296,452	303,447	143,436	-
Unit value	$10.98-$11.33	$11.87-$12.20	$10.78-$11.04	$6.67-$6.73	$-
Net assets	$3,404,000	$3,617,950	$3,350,812	$965,792	$-
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	-%
Investment income ratio**	9.01%	8.60%	12.45%	6.01%	-%
Total return***	(7.50)%-(7.13)%	10.11%-10.51%	63.57%-64.04%	(33.30)%-(32.70)%	-%

Rydex | SGI Large Cap Concentrated Growth
Units	93,868	102,853	74,524	71,752	77,555
Unit value	$6.90-$7.04	$7.54-$7.66	$6.77-$6.86	$5.32-$5.35	$8.83-$8.88
Net assets	$661,162	$788,255	$511,020	$383,502	$688,468
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	0.41%	-%	-%	-%
Total return***	(8.49)%-(8.09)%	11.37%-11.66%	27.74%-28.22%	(39.89)%-(39.75)%	(10.34)%-(10.02)%

Rydex | SGI Large Cap Core
Units	42,808	49,677	43,838	38,267	31,758
Unit value	$5.93-$8.34	$6.45-$9.09	$5.80-$8.19	$4.68-$6.63	$7.79-$11.06
Net assets	$256,191	$322,993	$256,276	$180,739	$249,753
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.10%	0.29%	-%	0.23%	-%
Total return***	(8.35)%-(8.06)%	10.75%-11.21%	23.53%-23.93%	(39.92)%-(40.05)%	(9.07)%-(8.75)%

75

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI Large Cap Value
Units	125,477	148,551	194,394	133,568	198,414
Unit value	$8.00-$11.16	$8.68-$12.13	$7.90-$11.05	$6.46-$9.06	$10.88-$15.30
Net assets	$1,007,205	$1,291,272	$1,536,726	$863,738	$2,165,160
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.51%	0.34%	0.98%	0.57%	0.50%
Total return***	(8.10)%-(7.83)%	9.53%-9.87%	21.89%-22.29%	(40.63)%-(40.78)%	0.20%-0.56%

Rydex | SGI Mid Cap Growth
Units	129,407	152,181	176,400	155,442	159,013
Unit value	$7.57-$11.81	$8.26-$12.92	$6.99-$10.95	$5.08-$7.98	$8.88-$13.97
Net assets	$990,501	$1,271,543	$1,242,866	$797,315	$1,423,075
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(8.82)%-(8.35)%	17.97%-18.17%	36.78%-37.60%	(42.79)%-(42.88)%	(13.66)%-(13.36)%

Rydex | SGI Mid Cap Value
Units	1,008,435	1,166,353	1,239,032	1,228,191	1,285,632
Unit value	$11.48-$20.51	$12.91-$23.03	$11.54-$20.56	$8.59-15.27	$12.30-$21.85
Net assets	$16,453,391	$21,319,083	$20,182,140	$14,824,417	$22,163,582
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	0.23%	0.16%	0.48%	0.36%
Total return***	(11.08)%-(10.75)%	11.87%-12.18%	34.34%-34.97%	(30.16)%-(30.11)%	(3.25)%-(2.91)%

76

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI MSCI EAFE Equal Weight
Units	481,529	515,689	583,131	566,167	571,984
Unit value	$8.07-$11.65	$9.99-$14.45	$9.04-$13.10	$7.85-$11.40	$13.21-$19.22
Net assets	$3,903,811	$5,169,547	$5,288,487	$4,455,240	$7,570,759
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.04%	0.51%	-%	0.18%	0.19%
Total return***	(19.51)%-(19.22)%	10.09%-10.51%	14.82%-15.16%	(40.58)%-(40.69)%	6.57%-6.95%

Rydex | SGI Small Cap Growth
Units	40,616	53,911	48,982	47,693	45,894
Unit value	$7.71-$12.21	$8.23-$13.07	$6.71-$10.67	$5.25-$8.36	$10.49-$16.76
Net assets	$323,164	$452,956	$334,714	$253,550	$485,455
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(6.73)%-(6.32)%	22.35%-22.65%	27.34%-27.81%	(49.95)%-(50.12)%	0.41%-0.77%

Rydex | SGI U.S. Intermediate Bond
Units	610,464	654,925	717,706	305,319	210,704
Unit value	$8.90-$9.60	$8.69-$9.33	$8.53-$9.15	$8.04-$8.60	$9.45-$10.08
Net assets	$5,846,593	$6,098,477	$6,549,836	$2,620,631	$2,120,478
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	2.66%	2.93%	4.15%	4.97%	4.46%
Total return***	2.42%-2.89%	1.76%-1.97%	5.96%-6.40%	(14.92)%-(14.68)%	(1.85)%-(1.50)%

77

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
T. Rowe Price Capital Appreciation
Units	141,665	153,041	156,846	135,450	168,155
Unit value	$9.59-$9.76	$9.72-$9.86	$8.92-$9.01	$7.03-$7.06	$10.08-$10.11
Net assets	$1,382,121	$1,508,793	$1,413,519	$956,566	$1,701,125
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	1.26%	1.50%	2.33%	1.66%	9.00%
Total return***	(1.34)%-(1.01)%	8.97%-9.43%	27.25%-27.62%	(30.33)%-(30.17)%	(0.07)%-0.28%

T. Rowe Price Growth Stock
Units	638,309	557,938	645,196	527,751	230,647
Unit value	$8.44-$8.59	$8.93-$9.06	$8.01-$8.10	$5.86-$5.91	$10.64-$10.68
Net assets	$5,479,489	$5,047,236	$5,219,977	$3,114,569	$2,462,671
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	0.06%	0.18%
Total return***	(5.49)%-(5.19)%	11.49%-11.85%	36.69%-37.06%	(44.92)%-(44.66)%	5.25%-5.63%

Wells Fargo Advantage Growth
Units	190,522	170,708	111,641	127,362	107,935
Unit value	$9.33-$16.66	$8.99-$16.07	$7.40-$13.26	$5.22-$9.37	$9.10-$16.37
Net assets	$1,802,385	$1,561,842	$852,918	$665,997	$982,449
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	3.49%-3.78%	21.02%-21.49%	41.42%-41.76%	(42.64)%-(42.76)%	22.27%-22.70%

78

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Wells Fargo Advantage Large Cap Core
Units	29,316	20,386	19,773	19,064	21,718
Unit value	$6.43-$9.25	$6.69-$9.64	$6.60-$9.53	$4.93-$7.14	$8.44-$12.23
Net assets	$188,778	$136,684	$130,852	$94,281	$183,316
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.72%	0.79%	0.59%	1.04%	0.72%
Total return***	(4.31)%-(3.89)%	1.09%-1.36%	33.23%-33.87%	(41.59)%-(41.62)%	(1.85)%-(1.50)%

Wells Fargo Advantage Opportunity
Units	28,720	39,708	43,447	46,833	44,476
Unit value	$9.00-$13.55	$10.05-$15.15	$8.61-$13.01	$6.08	$10.60-$16.08
Net assets	$258,616	$399,047	$374,236	$284,877	$471,554
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	-%	-%	0.24%	-%	1.34%
Total return***	(10.69)%-(10.45)%	16.20%-16.72%	41.16%-41.61%	(42.64)%	0.65%-1.01%

Wells Fargo Advantage Small Cap Value
Units	516,383	671,548	699,968	689,908	529,687
Unit value	$11.33-$18.50	$12.79-$20.86	$11.18-$18.21	$7.69-$12.50	$13.01-$21.12
Net assets	$8,347,140	$12,190,724	$11,054,988	$7,480,817	$9,674,588
Ratio of expenses to net assets*	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%	0.90%-1.25%
Investment income ratio**	0.36%	0.64%	0.55%	-%	0.02%
Total return***	(11.42)%-(11.09)%	14.40%-14.82%	45.38%-45.93%	(40.89)%-(40.81)%	5.64%-6.02%

79

Variable Annuity Account XIV -
Valuebuilder Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

***For periods shorter than a year, total return is not annualized.  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(1)  For the period from July 11, 2008 (inception date) to December 31, 2008.
(2)  For the period from July 25, 2008 (inception date) to December 31, 2008.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

80

Financial Statements

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity
Year Ended December 31, 2011
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Financial Statements

Year Ended December 31, 2011

Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV – Security Benefit Advisor Variable Annuity
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate, American Century Ultra, ASTON/Fairpointe Mid Cap, Baron Asset, Calamos Growth and Income, Calamos High Yield, Dreyfus Appreciation, Dreyfus General Money Market, Dreyfus Opportunistic MidCap Value, Dreyfus Strategic Value, Federated Bond, Fidelity Advisor Dividend Growth, Fidelity Advisor International Capital Appreciation, Fidelity Advisor Real Estate, Fidelity Advisor Stock Selector Mid Cap, Fidelity Advisor Value Strategies, Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income, INTECH U.S. Core, Invesco Dynamics, Invesco Mid Cap Core Equity, Invesco Small Cap Growth, Invesco Technology, Invesco Van Kampen American Franchise, Invesco Van Kampen Comstock, Invesco Van Kampen Equity and Income, Invesco Van Kampen Mid Cap Growth, Invesco Van Kampen Value Opportunities, Janus Overseas, Neuberger Berman Partners, Neuberger Berman Socially Responsive, Northern Global Tactical Asset Allocation, Northern Large Cap Growth, Northern Large Cap Value, PIMCO All Asset, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Real Return, PIMCO Total Return, Prudential Jennison 20/20 Focus, Prudential Jennison Small Company, Prudential Small Cap Value A, Royce Opportunity, Royce Value, RS Partners, RS Technology, RS Value, Rydex|SGI Alpha Opportunity, Rydex|SGI High Yield, Rydex|SGI Large Cap Concentrated Growth, Rydex|SGI Large Cap Core, Rydex|SGI Large Cap Value, Rydex|SGI Mid Cap Growth, Rydex|SGI Mid Cap Value, Rydex|SGI MSCI EAFE Equal Weight, Rydex|SGI Small Cap Growth, Rydex|SGI U.S. Intermediate Bond, Rydex|SGI Long Short Momentum, T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, Wells Fargo Advantage Growth, Wells Fargo Advantage Large Cap Core, Wells Fargo Advantage Opportunity, and Wells Fargo Advantage Small Cap Value subaccounts, as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Security Benefit Advisor Variable Annuity at December 31, 2011, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 27, 2012

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities

December 31, 2011

	American Century Equity Income	American Century Heritage	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Assets:
Mutual funds, at market value	$1,885,447	$1,158,464	$1,292,854	$505,581	$573,776
Total assets	1,885,447	1,158,464	1,292,854	505,581	573,776

Liabilities:
Uncollected actuarial risk fee payable	47	32	32	13	14
Net assets	$1,885,400	$1,158,432	$1,292,822	$505,568	$573,762

Units outstanding	157,484	101,137	168,755	75,621	64,439

Unit value	$11.97	$11.46	$7.66	$6.69	$8.91

Mutual funds, at cost	$1,891,781	$1,131,315	$1,399,978	$452,793	$522,707
Mutual fund shares	259,346	60,844	133,836	13,414	77,642
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra	ASTON/Fairpointe Mid Cap	Baron Asset
Assets:
Mutual funds, at market value	$677,807	$2,448,554	$341,870	$1,117,697	$371,723
Total assets	677,807	2,448,554	341,870	1,117,697	371,723

Liabilities:
Uncollected actuarial risk fee payable	17	61	9	28	9
Net assets	$677,790	$2,448,493	$341,861	$1,117,669	$371,714

Units outstanding	70,743	264,613	34,957	107,974	44,511

Unit value	$9.58	$9.25	$9.78	$10.35	$8.35

Mutual funds, at cost	$651,365	$2,239,578	$341,683	$1,006,677	$407,833
Mutual fund shares	123,014	382,586	15,358	37,773	8,134
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Calamos Growth and Income	Calamos High Yield	Dreyfus Appreciation	Dreyfus General Money Market	Dreyfus Opportunistic Midcap Value
Assets:
Mutual funds, at market value	$400,294	$139,693	$1,952,872	$2,302,569	$586,356
Total assets	400,294	139,693	1,952,872	2,302,569	586,356

Liabilities:
Uncollected actuarial risk fee payable	10	3	49	57	15
Net assets	$400,284	$139,690	$1,952,823	$2,302,512	$586,341

Units outstanding	42,175	13,261	231,081	295,423	51,488

Unit value	$9.49	$10.53	$8.45	$7.79	$11.38

Mutual funds, at cost	$377,492	$142,044	$1,746,447	$2,302,569	$613,374
Mutual fund shares	13,018	14,689	48,183	2,302,569	21,854
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Dreyfus Strategic Value	Federated Bond	Fidelity Advisor Dividend Growth	Fidelity Advisor International Capital Appreciation	Fidelity Advisor Real Estate
Assets:
Mutual funds, at market value	$1,944,002	$1,097,149	$465,305	$169,154	$638,924
Total assets	1,944,002	1,097,149	465,305	169,154	638,924

Liabilities:
Uncollected actuarial risk fee payable	48	27	12	4	16
Net assets	$1,943,954	$1,097,122	$465,293	$169,150	$638,908

Units outstanding	200,374	96,029	64,794	19,585	38,437

Unit value	$9.70	$11.42	$7.18	$8.63	$16.62

Mutual funds, at cost	$1,996,286	$1,040,787	$450,255	$237,385	$571,374
Mutual fund shares	73,303	119,646	40,852	18,033	37,518
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Fidelity Advisor Stock Selector Mid Cap	Fidelity Advisor Value Strategies	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	INTECH U.S. Core
Assets:
Mutual funds, at market value	$170,975	$603,770	$606,508	$2,111,646	$58,808
Total assets	170,975	603,770	606,508	2,111,646	58,808

Liabilities:
Uncollected actuarial risk fee payable	4	15	15	52	1
Net assets	$170,971	$603,755	$606,493	$2,111,594	$58,807

Units outstanding	18,651	62,092	74,430	199,078	7,009

Unit value	$9.17	$9.72	$8.15	$10.61	$8.39

Mutual funds, at cost	$187,484	$677,023	$677,661	$2,084,725	$47,750
Mutual fund shares	8,942	25,913	46,087	137,209	4,302
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Invesco Dynamics	Invesco Mid Cap Core Equity	Invesco Small Cap Growth	Invesco Technology	Invesco Van Kampen American Franchise
Assets:
Mutual funds, at market value	$65,549	$906,022	$519,071	$229,542	$395,456
Total assets	65,549	906,022	519,071	229,542	395,456

Liabilities:
Uncollected actuarial risk fee payable	2	22	13	6	10
Net assets	$65,547	$906,000	$519,058	$229,536	$395,446

Units outstanding	9,323	84,355	54,811	50,606	67,250

Unit value	$7.04	$10.74	$9.47	$4.54	$5.88

Mutual funds, at cost	$61,290	$974,363	$474,608	$196,448	$452,105
Mutual fund shares	3,168	43,103	18,732	7,262	35,435
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Invesco Van Kampen Comstock	Invesco Van Kampen Equity and Income	Invesco Van Kampen Mid Cap Growth	Invesco Van Kampen Value Opportunities	Janus Overseas
Assets:
Mutual funds, at market value	$2,357,841	$2,763,354	$108,604	$230,031	$2,044,970
Total assets	2,357,841	2,763,354	108,604	230,031	2,044,970

Liabilities:
Uncollected actuarial risk fee payable	59	69	3	6	51
Net assets	$2,357,782	$2,763,285	$108,601	$230,025	$2,044,919

Units outstanding	280,999	262,087	14,928	35,302	277,410

Unit value	$8.39	$10.54	$7.27	$6.52	$7.37

Mutual funds, at cost	$2,409,538	$2,641,765	$97,335	$247,817	$2,757,713
Mutual fund shares	155,019	332,134	4,332	25,195	65,376
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Neuberger Berman Partners	Neuberger Berman Socially Responsive	Northern Global Tactical Asset Allocation	Northern Large Cap Growth	Northern Large Cap Value
Assets:
Mutual funds, at market value	$327,437	$272,690	$202,659	$229,388	$122,840
Total assets	327,437	272,690	202,659	229,388	122,840

Liabilities:
Uncollected actuarial risk fee payable	8	7	5	6	3
Net assets	$327,429	$272,683	$202,654	$229,382	$122,837

Units outstanding	47,947	31,063	19,872	23,623	12,799

Unit value	$6.83	$8.78	$10.20	$9.71	$9.60

Mutual funds, at cost	$333,595	$263,694	$209,434	$221,296	$160,197
Mutual fund shares	20,350	16,222	20,575	10,759	14,007
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	PIMCO All Asset	PIMCO Foreign Bond (U.S. Dollar- Hedged)	PIMCO Real Return	PIMCO Total Return	Prudential Jennison 20/20 Focus
Assets:
Mutual funds, at market value	$678,069	$691,560	$3,268,137	$4,349,364	$1,567,464
Total assets	678,069	691,560	3,268,137	4,349,364	1,567,464

Liabilities:
Uncollected actuarial risk fee payable	17	17	75	107	39
Net assets	$678,052	$691,543	$3,268,062	$4,349,257	$1,567,425

Units outstanding	66,644	62,479	284,963	388,210	176,664

Unit value	$10.18	$11.07	$11.47	$11.21	$8.87

Mutual funds, at cost	$691,078	$670,321	$3,097,332	$4,331,353	$1,554,863
Mutual fund shares	59,532	65,365	277,196	400,125	105,411
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Prudential Jennison Small Company	Prudential Small Cap Value A	Royce Opportunity	Royce Value	RS Partners
Assets:
Mutual funds, at market value	$148,465	$158,635	$251,932	$772,838	$1,077,662
Total assets	148,465	158,635	251,932	772,838	1,077,662

Liabilities:
Uncollected actuarial risk fee payable	4	2	6	19	27
Net assets	$148,461	$158,633	$251,926	$772,819	$1,077,635

Units outstanding	15,969	20,738	30,589	82,988	70,186

Unit value	$9.30	$7.65	$8.24	$9.31	$15.35

Mutual funds, at cost	$137,690	$161,702	$261,456	$737,160	$1,106,877
Mutual fund shares	7,461	11,883	25,118	70,643	36,805
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	RS Technology	RS Value	Rydex | SGI Alpha Opportunity	Rydex | SGI High Yield	Rydex | SGI Large Cap Concentrated Growth
Assets:
Mutual funds, at market value	$83,026	$718,886	$213,681	$1,782,790	$133,774
Total assets	83,026	718,886	213,681	1,782,790	133,774

Liabilities:
Uncollected actuarial risk fee payable	2	18	5	44	3
Net assets	$83,024	$718,868	$213,676	$1,782,746	$133,771

Units outstanding	8,008	92,698	15,226	138,833	18,970

Unit value	$10.36	$7.76	$14.04	$12.84	$7.04

Mutual funds, at cost	$89,103	$616,429	$210,322	$1,884,449	$143,004
Mutual fund shares	5,020	31,202	18,469	160,179	16,374
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI Large Cap Core	Rydex | SGI Large Cap Value	Rydex | SGI Mid Cap Growth	Rydex | SGI Mid Cap Value	Rydex | SGI MSCI EAFE Equal Weight
Assets:
Mutual funds, at market value	$99,649	$259,142	$523,698	$2,701,808	$1,829,813
Total assets	99,649	259,142	523,698	2,701,808	1,829,813

Liabilities:
Uncollected actuarial risk fee payable	2	6	13	67	45
Net assets	$99,647	$259,136	$523,685	$2,701,741	$1,829,768

Units outstanding	16,807	32,368	69,208	166,020	226,593

Unit value	$5.93	$8.00	$7.57	$16.27	$8.07

Mutual funds, at cost	$105,128	$265,564	$547,535	$2,721,811	$2,410,472
Mutual fund shares	5,323	9,386	16,469	91,680	187,481
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI Small Cap Growth	Rydex | SGI U.S. Intermediate Bond	Rydex | SGI U.S. Long Short Momentum	T. Rowe Price Capital Appreciation	T. Rowe Price Growth Stock
Assets:
Mutual funds, at market value	$159,781	$916,582	$770,177	$902,287	$1,094,512
Total assets	159,781	916,582	770,177	902,287	1,094,512

Liabilities:
Uncollected actuarial risk fee payable	4	23	19	22	27
Net assets	$159,777	$916,559	$770,158	$902,265	$1,094,485

Units outstanding	20,734	95,494	68,533	92,426	127,459

Unit value	$7.71	$9.60	$11.24	$9.76	$8.59

Mutual funds, at cost	$162,844	$859,645	$771,883	$770,302	$1,004,772
Mutual fund shares	11,545	52,647	61,862	43,993	35,216
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Assets and Liabilities (continued)

December 31, 2011

	Wells Fargo Advantage Growth	Wells Fargo Advantage Large Cap Core	Wells Fargo Advantage Opportunity	Wells Fargo Advantage Small Cap Value
Assets:
Mutual funds, at market value	$1,036,782	$204,045	$632,998	$1,776,897
Total assets	1,036,782	204,045	632,998	1,776,897

Liabilities:
Uncollected actuarial risk fee payable	26	3	19	44
Net assets	$1,036,756	$204,042	$632,979	$1,776,853

Units outstanding	111,053	31,729	70,287	110,263

Unit value	$9.33	$6.43	$9.00	$16.12

Mutual funds, at cost	$893,512	$192,924	$637,078	$1,618,179
Mutual fund shares	30,342	24,291	17,891	60,562
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations

Year Ended December 31, 2011

	American Century Equity Income	American Century Heritage	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Investment income (loss):
Dividend distributions	$44,490	$-	$8,175	$159	$5,124
Expenses:
Mortality and expense risk charge	(13,918)	(9,828)	(8,434)	(3,848)	(4,382)
Other expense charge	(2,784)	(1,966)	(1,687)	(770)	(877)
Net investment income (loss)	27,788	(11,794)	(1,946)	(4,459)	(135)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(4,133)	48,682	(3,783)	9,500	13,523
Change in unrealized appreciation/depreciation on investments during the year	18,360	(146,150)	(171,419)	(5,457)	(30,784)
Net realized and unrealized capital gain (loss) on investments	14,227	(97,468)	(175,202)	4,043	(17,261)
Net increase (decrease) in net assets from operations	$42,015	$(109,262)	$(177,148)	$(416)	$(17,396)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra	ASTON/Fairpointe Mid Cap	Baron Asset
Investment income (loss):
Dividend distributions	$9,649	$32,912	$-	$1,999	$-
Expenses:
Mortality and expense risk charge	(4,611)	(16,699)	(2,008)	(7,732)	(2,920)
Other expense charge	(922)	(3,340)	(402)	(1,547)	(584)
Net investment income (loss)	4,116	12,873	(2,410)	(7,280)	(3,504)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	11,752	20,892	-	7,753	53,715
Realized capital gain (loss) on sales of fund shares	6,461	10,973	2,159	23,642	37,728
Change in unrealized appreciation/depreciation on investments during the year	(8,054)	(63,133)	741	(94,156)	(105,620)
Net realized and unrealized capital gain (loss) on investments	10,159	(31,268)	2,900	(62,761)	(14,177)
Net increase (decrease) in net assets from operations	$14,275	$(18,395)	$490	$(70,041)	$(17,681)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Calamos Growth and Income	Calamos High Yield	Dreyfus Appreciation	Dreyfus General Money Market	Dreyfus Opportunistic Midcap Value
Investment income (loss):
Dividend distributions	$5,583	$9,484	$27,542	$845	$3,976
Expenses:
Mortality and expense risk charge	(3,408)	(1,138)	(15,582)	(15,154)	(4,648)
Other expense charge	(682)	(228)	(3,117)	(3,031)	(930)
Net investment income (loss)	1,493	8,118	8,843	(17,340)	(1,602)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	1,878	-	-	89,382
Realized capital gain (loss) on sales of fund shares	16,633	1,160	45,271	-	12,560
Change in unrealized appreciation/depreciation on investments during the year	(27,819)	(7,473)	74,108	-	(144,291)
Net realized and unrealized capital gain (loss) on investments	(11,186)	(4,435)	119,379	-	(42,349)
Net increase (decrease) in net assets from operations	$(9,693)	$3,683	$128,222	$(17,340)	$(43,951)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Dreyfus Strategic Value	Federated Bond	Fidelity Advisor Dividend Growth	Fidelity Advisor International Capital Appreciation	Fidelity Advisor Real Estate
Investment income (loss):
Dividend distributions	$14,195	$47,343	$-	$1,013	$2,443
Expenses:
Mortality and expense risk charge	(14,993)	(6,396)	(3,828)	(1,609)	(5,441)
Other expense charge	(2,999)	(1,279)	(766)	(322)	(1,089)
Net investment income (loss)	(3,797)	39,668	(4,594)	(918)	(4,087)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	90	18,163
Realized capital gain (loss) on sales of fund shares	(8,708)	16,467	2,451	(13,809)	22,514
Change in unrealized appreciation/depreciation on investments during the year	(139,700)	(14,364)	(52,248)	(15,430)	538
Net realized and unrealized capital gain (loss) on investments	(148,408)	2,103	(49,797)	(29,149)	41,215
Net increase (decrease) in net assets from operations	$(152,205)	$41,771	$(54,391)	$(30,067)	$37,128
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Fidelity Advisor Stock Selector Mid Cap	Fidelity Advisor Value Strategies	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	INTECH U.S. Core
Investment income (loss):
Dividend distributions	$387	$1,713	$856	$21,930	$385
Expenses:
Mortality and expense risk charge	(1,613)	(5,051)	(5,131)	(14,709)	(468)
Other expense charge	(323)	(1,010)	(1,027)	(2,942)	(94)
Net investment income (loss)	(1,549)	(4,348)	(5,302)	4,279	(177)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	45,752	-
Realized capital gain (loss) on sales of fund shares	(7,834)	(410)	33,661	1,057	5,355
Change in unrealized appreciation/depreciation on investments during the year	(4,845)	(64,563)	(186,251)	51,691	(1,750)
Net realized and unrealized capital gain (loss) on investments	(12,679)	(64,973)	(152,590)	98,500	3,605
Net increase (decrease) in net assets from operations	$(14,228)	$(69,321)	$(157,892)	$102,779	$3,428
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco Dynamics	Invesco Mid Cap Core Equity	Invesco Small Cap Growth	Invesco Technology	Invesco Van Kampen American Franchise
Investment income (loss):
Dividend distributions	$1,838	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(548)	(7,436)	(4,949)	(1,940)	(3,250)
Other expense charge	(110)	(1,488)	(990)	(388)	(650)
Net investment income (loss)	1,180	(8,924)	(5,939)	(2,328)	(3,900)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	29,578	9,668	-	4,296
Realized capital gain (loss) on sales of fund shares	4,151	7,115	36,214	12,153	85,486
Change in unrealized appreciation/depreciation on investments during the year	(8,194)	(92,801)	(58,193)	(19,103)	(119,617)
Net realized and unrealized capital gain (loss) on investments	(4,043)	(56,108)	(12,311)	(6,950)	(29,835)
Net increase (decrease) in net assets from operations	$(2,863)	$(65,032)	$(18,250)	$(9,278)	$(33,735)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco Van Kampen Comstock	Invesco Van Kampen Equity and Income	Invesco Van Kampen Mid Cap Growth	Invesco Van Kampen Value Opportunities	Janus Overseas
Investment income (loss):
Dividend distributions	$28,388	$53,004	$-	$1,487	$-
Expenses:
Mortality and expense risk charge	(15,874)	(20,618)	(876)	(1,857)	(21,132)
Other expense charge	(3,175)	(4,124)	(176)	(371)	(4,227)
Net investment income (loss)	9,339	28,262	(1,052)	(741)	(25,359)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	7,871	-	159,154
Realized capital gain (loss) on sales of fund shares	(1,139)	14,495	2,515	(22,657)	(3,544)
Change in unrealized appreciation/depreciation on investments during the year	(53,853)	(105,172)	(20,748)	12,764	(1,209,794)
Net realized and unrealized capital gain (loss) on investments	(54,992)	(90,677)	(10,362)	(9,893)	(1,054,184)
Net increase (decrease) in net assets from operations	$(45,653)	$(62,415)	$(11,414)	$(10,634)	$(1,079,543)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Neuberger Berman Partners	Neuberger Berman Socially Responsive	Northern Global Tactical Asset Allocation	Northern Large Cap Growth	Northern Large Cap Value
Investment income (loss):
Dividend distributions	$938	$1,698	$4,732	$-	$1,934
Expenses:
Mortality and expense risk charge	(2,613)	(1,607)	(1,385)	(1,062)	(1,017)
Other expense charge	(523)	(322)	(277)	(213)	(204)
Net investment income (loss)	(2,198)	(231)	3,070	(1,275)	713

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	4,422	3,922	(150)	797	(5,424)
Change in unrealized appreciation/depreciation on investments during the year	(47,833)	(22,089)	(4,933)	(5,243)	(9,121)
Net realized and unrealized capital gain (loss) on investments	(43,411)	(18,167)	(5,083)	(4,446)	(14,545)
Net increase (decrease) in net assets from operations	$(45,609)	$(18,398)	$(2,013)	$(5,721)	$(13,832)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	PIMCO All Asset	PIMCO Foreign Bond (U.S. Dollar- Hedged)	PIMCO Real Return	PIMCO Total Return	Prudential Jennison 20/20 Focus
Investment income (loss):
Dividend distributions	$43,885	$22,056	$91,965	$132,255	$-
Expenses:
Mortality and expense risk charge	(6,008)	(4,667)	(20,655)	(30,291)	(11,633)
Other expense charge	(1,202)	(934)	(4,131)	(6,058)	(2,327)
Net investment income (loss)	36,675	16,455	67,179	95,906	(13,960)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	7,013	95,332	-	42,084
Realized capital gain (loss) on sales of fund shares	13,333	9,615	21,573	6,101	40,324
Change in unrealized appreciation/depreciation on investments during the year	(41,960)	143	76,451	2,215	(144,582)
Net realized and unrealized capital gain (loss) on investments	(28,627)	16,771	193,356	8,316	(62,174)
Net increase (decrease) in net assets from operations	$8,048	$33,226	$260,535	$104,222	$(76,134)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Prudential Jennison Small Company	Prudential Small Cap Value A	Royce Opportunity	Royce Value	RS Partners
Investment income (loss):
Dividend distributions	$-	$516	$-	$1,445	$-
Expenses:
Mortality and expense risk charge	(1,114)	(413)	(1,381)	(6,070)	(9,625)
Other expense charge	(223)	(83)	(276)	(1,214)	(1,925)
Net investment income (loss)	(1,337)	20	(1,657)	(5,839)	(11,550)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	4,706	48,869	44,299
Realized capital gain (loss) on sales of fund shares	2,484	13,554	3,033	21,194	28,939
Change in unrealized appreciation/depreciation on investments during the year	(13,580)	(14,909)	(33,953)	(134,750)	(162,624)
Net realized and unrealized capital gain (loss) on investments	(11,096)	(1,355)	(26,214)	(64,687)	(89,386)
Net increase (decrease) in net assets from operations	$(12,433)	$(1,335)	$(27,871)	$(70,526)	$(100,936)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	RS Technology	RS Value	Rydex | SGI Alpha Opportunity	Rydex | SGI High Yield	Rydex | SGI Large Cap Concentrated Growth
Investment income (loss):
Dividend distributions	$-	$-	$-	$159,268	$-
Expenses:
Mortality and expense risk charge	(1,068)	(5,571)	(1,935)	(13,722)	(1,559)
Other expense charge	(214)	(1,114)	(387)	(2,745)	(312)
Net investment income (loss)	(1,282)	(6,685)	(2,322)	142,801	(1,871)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	3,493	-	-	41,535	-
Realized capital gain (loss) on sales of fund shares	12,920	12,468	1,246	72,314	2,859
Change in unrealized appreciation/depreciation on investments during the year	(36,115)	(100,063)	9,463	(341,930)	(11,075)
Net realized and unrealized capital gain (loss) on investments	(19,702)	(87,595)	10,709	(228,081)	(8,216)
Net increase (decrease) in net assets from operations	$(20,984)	$(94,280)	$8,387	$(85,280)	$(10,087)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI Large Cap Core	Rydex | SGI Large Cap Value	Rydex | SGI Mid Cap Growth	Rydex | SGI Mid Cap Value	Rydex | SGI MSCI EAFE Equal Weight
Investment income (loss):
Dividend distributions	$116	$1,519	$-	$-	$903
Expenses:
Mortality and expense risk charge	(758)	(2,014)	(4,431)	(23,203)	(15,699)
Other expense charge	(152)	(403)	(887)	(4,641)	(3,140)
Net investment income (loss)	(794)	(898)	(5,318)	(27,844)	(17,936)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	49,216	-
Realized capital gain (loss) on sales of fund shares	177	5,909	1,102	39,590	(38,109)
Change in unrealized appreciation/depreciation on investments during the year	(5,445)	(17,544)	(31,124)	(322,673)	(313,625)
Net realized and unrealized capital gain (loss) on investments	(5,268)	(11,635)	(30,022)	(233,867)	(351,734)
Net increase (decrease) in net assets from operations	$(6,062)	$(12,533)	$(35,340)	$(261,711)	$(369,670)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI Small Cap Growth	Rydex | SGI U.S. Intermediate Bond	Rydex | SGI U.S. Long Short Momentum	T. Rowe Price Capital Appreciation	T. Rowe Price Growth Stock
Investment income (loss):
Dividend distributions	$-	$25,995	$-	$11,675	$-
Expenses:
Mortality and expense risk charge	(1,326)	(7,410)	(5,860)	(6,455)	(10,172)
Other expense charge	(265)	(1,482)	(1,172)	(1,291)	(2,035)
Net investment income (loss)	(1,591)	17,103	(7,032)	3,929	(12,207)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(1,555)	19,560	8,324	7,459	113,679
Change in unrealized appreciation/depreciation on investments during the year	(5,764)	21,373	(69,088)	3,388	(122,172)
Net realized and unrealized capital gain (loss) on investments	(7,319)	40,933	(60,764)	10,847	(8,493)
Net increase (decrease) in net assets from operations	$(8,910)	$58,036	$(67,796)	$14,776	$(20,700)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Operations (continued)

Year Ended December 31, 2011

	Wells Fargo Advantage Growth	Wells Fargo Advantage Large Cap Core	Wells Fargo Advantage Opportunity	Wells Fargo Advantage Small Cap Value
Investment income (loss):
Dividend distributions	$-	$690	$-	$7,194
Expenses:
Mortality and expense risk charge	(5,833)	(898)	(5,574)	(15,100)
Other expense charge	(1,167)	(180)	(1,115)	(3,020)
Net investment income (loss)	(7,000)	(388)	(6,689)	(10,926)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	13,930	-	-	9,050
Realized capital gain (loss) on sales of fund shares	12,131	10,613	222	51,235
Change in unrealized appreciation/depreciation on investments during the year	11,010	(9,444)	(63,202)	(233,013)
Net realized and unrealized capital gain (loss) on investments	37,071	1,169	(62,980)	(172,728)
Net increase (decrease) in net assets from operations	$30,071	$781	$(69,669)	$(183,654)
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2011 and 2010

	American Century Equity Income		American Century Heritage		American Century International Growth		American Century Select
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$27,788	$31,402	$(11,794)	$(5,533)	$(1,946)	$(116)	$(4,459)	$(3,651)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(4,133)	(30,888)	48,682	5,680	(3,783)	(6,713)	9,500	(642)
Change in unrealized appreciation/depreciation on investments during the year	18,360	184,760	(146,150)	162,997	(171,419)	111,772	(5,457)	63,191
Net increase (decrease) in net assets from operations	42,015	185,274	(109,262)	163,144	(177,148)	104,943	(416)	58,898

From contract owner transactions:
Variable annuity deposits	295,174	359,567	230,601	105,115	133,739	124,168	34,375	37,671
Contract owner maintenance charges	(7,102)	(12,101)	(9,013)	(3,587)	(6,274)	(6,669)	(1,831)	(2,324)
Terminations and withdrawals	(98,161)	(182,387)	(113,318)	(35,601)	(59,917)	(77,920)	(56,547)	(28,723)
Transfers between subaccounts, net	(141,602)	(55,673)	300,696	61,456	461,379	(59,859)	21,773	(5,901)
Net increase (decrease) in net assets from contract owner transactions	48,309	109,406	408,966	127,383	528,927	(20,280)	(2,230)	723
Net increase (decrease) in net assets	90,324	294,680	299,704	290,527	351,779	84,663	(2,646)	59,621
Net assets at beginning of year	1,795,076	1,500,396	858,728	568,201	941,043	856,380	508,214	448,593
Net assets at end of year	$1,885,400	$1,795,076	$1,158,432	$858,728	$1,292,822	$941,043	$505,568	$508,214
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	American Century Strategic Allocation: Aggressive		American Century Strategic Allocation: Conservative		American Century Strategic Allocation: Moderate		American Century Ultra
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(135)	$(600)	$4,116	$2,219	$12,873	$6,157	$(2,410)	$(1,958)
Capital gains distributions	-	-	11,752	-	20,892	-	-	-
Realized capital gain (loss) on sales of fund shares	13,523	1,771	6,461	2,845	10,973	3,364	2,159	(1,720)
Change in unrealized appreciation/depreciation on investments during the year	(30,784)	67,846	(8,054)	25,217	(63,133)	169,645	741	36,730
Net increase (decrease) in net assets from operations	(17,396)	69,017	14,275	30,281	(18,395)	179,166	490	33,052

From contract owner transactions:
Variable annuity deposits	100,807	156,313	233,723	85,598	618,847	615,005	20,074	30,429
Contract owner maintenance charges	(4,291)	(3,551)	(2,594)	(1,808)	(12,968)	(8,631)	(2,868)	(1,568)
Terminations and withdrawals	(47,477)	(65,227)	(50,295)	(9,934)	(72,462)	(18,590)	(56,729)	(10,641)
Transfers between subaccounts, net	(42,621)	(2,527)	8,662	205,942	35,290	73,303	133,722	(727)
Net increase (decrease) in net assets from contract owner transactions	6,418	85,008	189,496	279,798	568,707	661,087	94,199	17,493
Net increase (decrease) in net assets	(10,978)	154,025	203,771	310,079	550,312	840,253	94,689	50,545
Net assets at beginning of year	584,740	430,715	474,019	163,940	1,898,181	1,057,928	247,172	196,627
Net assets at end of year	$573,762	$584,740	$677,790	$474,019	$2,448,493	$1,898,181	$341,861	$247,172
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	ASTON/Fairpointe Mid Cap		Baron Asset		Calamos Growth and Income		Calamos High Yield
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(7,280)	$(6,450)	$(3,504)	$(2,882)	$1,493	$4,952	$8,118	$6,813
Capital gains distributions	7,753	2,562	53,715	8,577	-	-	1,878	-
Realized capital gain (loss) on sales of fund shares	23,642	58,487	37,728	333	16,633	4,928	1,160	936
Change in unrealized appreciation/depreciation on investments during the year	(94,156)	125,903	(105,620)	66,008	(27,819)	25,880	(7,473)	2,803
Net increase (decrease) in net assets from operations	(70,041)	180,502	(17,681)	72,036	(9,693)	35,760	3,683	10,552

From contract owner transactions:
Variable annuity deposits	145,400	332,063	86,241	77,369	68,651	66,281	25,937	39,235
Contract owner maintenance charges	(2,114)	(2,004)	(2,813)	(2,680)	(2,764)	(2,776)	(854)	(1,192)
Terminations and withdrawals	(34,035)	(19,914)	(20,868)	(13,356)	(61,378)	(24,742)	(14,391)	(8,914)
Transfers between subaccounts, net	89,152	(318,889)	(299,367)	251,836	(1,322)	52,662	(33,616)	60,807
Net increase (decrease) in net assets from contract owner transactions	198,403	(8,744)	(236,807)	313,169	3,187	91,425	(22,924)	89,936
Net increase (decrease) in net assets	128,362	171,758	(254,488)	385,205	(6,506)	127,185	(19,241)	100,488
Net assets at beginning of year	989,307	817,549	626,202	240,997	406,790	279,605	158,931	58,443
Net assets at end of year	$1,117,669	$989,307	$371,714	$626,202	$400,284	$406,790	$139,690	$158,931
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Dreyfus Appreciation		Dreyfus General Money Market		Dreyfus Opportunistic Midcap Value		Dreyfus Strategic Value
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$8,843	$5,821	$(17,340)	$(20,264)	$(1,602)	$(4,896)	$(3,797)	$(3,113)
Capital gains distributions	-	-	-	-	89,382	-	-	-
Realized capital gain (loss) on sales of fund shares	45,271	(2,980)	-	-	12,560	3,509	(8,708)	(13,902)
Change in unrealized appreciation/depreciation on investments during the year	74,108	260,114	-	-	(144,291)	120,026	(139,700)	255,522
Net increase (decrease) in net assets from operations	128,222	262,955	(17,340)	(20,264)	(43,951)	118,639	(152,205)	238,507

From contract owner transactions:
Variable annuity deposits	125,388	129,420	379,281	755,524	29,076	33,429	172,038	139,907
Contract owner maintenance charges	(4,880)	(8,324)	(15,903)	(18,847)	(2,430)	(3,600)	(6,191)	(8,530)
Terminations and withdrawals	(70,872)	(124,758)	(194,170)	(205,967)	(22,354)	(47,564)	(88,770)	(104,984)
Transfers between subaccounts, net	(275,681)	(65,573)	238,014	(807,518)	21,486	(13,250)	115,566	(125,286)
Net increase (decrease) in net assets from contract owner transactions	(226,045)	(69,235)	407,222	(276,808)	25,778	(30,985)	192,643	(98,893)
Net increase (decrease) in net assets	(97,823)	193,720	389,882	(297,072)	(18,173)	87,654	40,438	139,614
Net assets at beginning of year	2,050,646	1,856,926	1,912,630	2,209,702	604,514	516,860	1,903,516	1,763,902
Net assets at end of year	$1,952,823	$2,050,646	$2,302,512	$1,912,630	$586,341	$604,514	$1,943,954	$1,903,516
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Federated Bond		Fidelity Advisor Dividend Growth		Fidelity Advisor International Capital Appreciation		Fidelity Advisor Real Estate
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$39,668	$32,241	$(4,594)	$(2,975)	$(918)	$(969)	$(4,087)	$1,240
Capital gains distributions	-	-	-	788	90	2,557	18,163	-
Realized capital gain (loss) on sales of fund shares	16,467	13,639	2,451	(1,710)	(13,809)	(10,243)	22,514	(908)
Change in unrealized appreciation/depreciation on investments during the year	(14,364)	8,341	(52,248)	80,740	(15,430)	39,266	538	141,344
Net increase (decrease) in net assets from operations	41,771	54,221	(54,391)	76,843	(30,067)	30,611	37,128	141,676

From contract owner transactions:
Variable annuity deposits	89,245	90,039	27,184	46,086	4,326	5,906	53,647	62,568
Contract owner maintenance charges	(4,563)	(5,029)	(1,811)	(4,175)	(331)	(557)	(4,752)	(4,448)
Terminations and withdrawals	(56,033)	(55,784)	(16,717)	(95,719)	(14,227)	(11,935)	(92,235)	(26,982)
Transfers between subaccounts, net	304,837	113,118	43,374	(9,709)	(33,900)	(11,900)	(107,001)	83,663
Net increase (decrease) in net assets from contract owner transactions	333,486	142,344	52,030	(63,517)	(44,132)	(18,486)	(150,341)	114,801
Net increase (decrease) in net assets	375,257	196,565	(2,361)	13,326	(74,199)	12,125	(113,213)	256,477
Net assets at beginning of year	721,865	525,300	467,654	454,328	243,349	231,224	752,121	495,644
Net assets at end of year	$1,097,122	$721,865	$465,293	$467,654	$169,150	$243,349	$638,908	$752,121
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Fidelity Advisor Stock Selector Mid Cap		Fidelity Advisor Value Strategies		Goldman Sachs Emerging Markets Equity		Goldman Sachs Government Income
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,549)	$(2,155)	$(4,348)	$(6,131)	$(5,302)	$(3,130)	$4,279	$10,055
Capital gains distributions	-	-	-	182	-	-	45,752	64,781
Realized capital gain (loss) on sales of fund shares	(7,834)	(12,415)	(410)	(31,305)	33,661	23,994	1,057	3,190
Change in unrealized appreciation/depreciation on investments during the year	(4,845)	64,936	(64,563)	187,088	(186,251)	51,205	51,691	(24,879)
Net increase (decrease) in net assets from operations	(14,228)	50,366	(69,321)	149,834	(157,892)	72,069	102,779	53,147

From contract owner transactions:
Variable annuity deposits	16,637	27,374	39,176	54,001	164,746	158,347	314,540	380,146
Contract owner maintenance charges	(1,332)	(1,015)	(3,402)	(5,571)	(5,115)	(4,556)	(16,861)	(14,395)
Terminations and withdrawals	(55,167)	(33,308)	(44,516)	(69,850)	(26,141)	(27,428)	(90,786)	(52,482)
Transfers between subaccounts, net	(9,495)	(38,774)	(23,953)	(74,738)	(192,917)	121,448	(86,046)	200,057
Net increase (decrease) in net assets from contract owner transactions	(49,357)	(45,723)	(32,695)	(96,158)	(59,427)	247,811	120,847	513,326
Net increase (decrease) in net assets	(63,585)	4,643	(102,016)	53,676	(217,319)	319,880	223,626	566,473
Net assets at beginning of year	234,556	229,913	705,771	652,095	823,812	503,932	1,887,968	1,321,495
Net assets at end of year	$170,971	$234,556	$603,755	$705,771	$606,493	$823,812	$2,111,594	$1,887,968
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	INTECH U.S. Core		Invesco Dynamics		Invesco Mid Cap Core Equity		Invesco Small Cap Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(177)	$89	$1,180	$(628)	$(8,924)	$(7,449)	$(5,939)	$(5,391)
Capital gains distributions	-	-	-	-	29,578	16,451	9,668	-
Realized capital gain (loss) on sales of fund shares	5,355	893	4,151	(246)	7,115	(11,011)	36,214	5,039
Change in unrealized appreciation/depreciation on investments during the year	(1,750)	6,092	(8,194)	13,733	(92,801)	102,172	(58,193)	142,096
Net increase (decrease) in net assets from operations	3,428	7,074	(2,863)	12,859	(65,032)	100,163	(18,250)	141,744

From contract owner transactions:
Variable annuity deposits	5,288	9,689	9,500	11,637	105,113	201,516	46,436	74,245
Contract owner maintenance charges	(882)	(265)	(405)	(789)	(3,572)	(5,167)	(4,544)	(6,795)
Terminations and withdrawals	(18,424)	-	(3,574)	(9,880)	(79,451)	(69,892)	(58,936)	(108,005)
Transfers between subaccounts, net	(685)	15,095	(18,050)	9,449	(68,278)	(49,729)	(99,867)	(61,517)
Net increase (decrease) in net assets from contract owner transactions	(14,703)	24,519	(12,529)	10,417	(46,188)	76,728	(116,911)	(102,072)
Net increase (decrease) in net assets	(11,275)	31,593	(15,392)	23,276	(111,220)	176,891	(135,161)	39,672
Net assets at beginning of year	70,082	38,489	80,939	57,663	1,017,220	840,329	654,219	614,547
Net assets at end of year	$58,807	$70,082	$65,547	$80,939	$906,000	$1,017,220	$519,058	$654,219
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Invesco Technology		Invesco Van Kampen American Franchise		Invesco Van Kampen Comstock		Invesco Van Kampen Equity and Income
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,328)	$(2,298)	$(3,900)	$(3,725)	$9,339	$10,928	$28,262	$24,759
Capital gains distributions	-	-	4,296	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	12,153	12,346	85,486	2,050	(1,139)	(42,997)	14,495	2,275
Change in unrealized appreciation/depreciation on investments during the year	(19,103)	35,391	(119,617)	62,316	(53,853)	301,031	(105,172)	245,980
Net increase (decrease) in net assets from operations	(9,278)	45,439	(33,735)	60,641	(45,653)	268,962	(62,415)	273,014

From contract owner transactions:
Variable annuity deposits	17,414	25,393	26,447	37,475	157,027	165,115	402,248	428,082
Contract owner maintenance charges	(1,326)	(3,513)	(2,632)	(4,240)	(9,961)	(15,211)	(19,242)	(22,234)
Terminations and withdrawals	(22,338)	(67,656)	(16,635)	(50,594)	(106,317)	(221,046)	(142,108)	(206,767)
Transfers between subaccounts, net	(26,045)	(16,049)	(14,962)	(41,997)	289,928	(110,026)	(109,471)	(160,213)
Net increase (decrease) in net assets from contract owner transactions	(32,295)	(61,825)	(7,782)	(59,356)	330,677	(181,168)	131,427	38,868
Net increase (decrease) in net assets	(41,573)	(16,386)	(41,517)	1,285	285,024	87,794	69,012	311,882
Net assets at beginning of year	271,109	287,495	436,963	435,678	2,072,758	1,984,964	2,694,273	2,382,391
Net assets at end of year	$229,536	$271,109	$395,446	$436,963	$2,357,782	$2,072,758	$2,763,285	$2,694,273
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Invesco Van Kampen Mid Cap Growth		Invesco Van Kampen Value Opportunities		Janus Overseas		Neuberger Berman Partners
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,052)	$(1,080)	$(741)	$(2,371)	$(25,359)	$(23,047)	$(2,198)	$(2,642)
Capital gains distributions	7,871	-	-	-	159,154	-	-	-
Realized capital gain (loss) on sales of fund shares	2,515	10,015	(22,657)	(26,007)	(3,544)	17,956	4,422	992
Change in unrealized appreciation/depreciation on investments during the year	(20,748)	19,733	12,764	40,716	(1,209,794)	445,014	(47,833)	3,923
Net increase (decrease) in net assets from operations	(11,414)	28,668	(10,634)	12,338	(1,079,543)	439,923	(45,609)	2,273

From contract owner transactions:
Variable annuity deposits	7,728	9,151	21,423	31,451	426,175	497,252	51,322	93,157
Contract owner maintenance charges	(550)	(2,108)	(1,921)	(1,842)	(10,083)	(9,503)	(727)	(1,430)
Terminations and withdrawals	(5,140)	(41,189)	(23,665)	(24,100)	(150,273)	(70,500)	(1,809)	(10,433)
Transfers between subaccounts, net	(423)	7,119	(16,136)	(27,430)	(333,354)	80,373	5,173	10,685
Net increase (decrease) in net assets from contract owner transactions	1,615	(27,027)	(20,299)	(21,921)	(67,535)	497,622	53,959	91,979
Net increase (decrease) in net assets	(9,799)	1,641	(30,933)	(9,583)	(1,147,078)	937,545	8,350	94,252
Net assets at beginning of year	118,400	116,759	260,958	270,541	3,191,997	2,254,452	319,079	224,827
Net assets at end of year	$108,601	$118,400	$230,025	$260,958	$2,044,919	$3,191,997	$327,429	$319,079
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Neuberger Berman Socially Responsive		Northern Global Tactical Asset Allocation		Northern Large Cap Growth		Northern Large Cap Value
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(231)	$(908)	$3,070	$2,855	$(1,275)	$(739)	$713	$1,428
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	3,922	318	(150)	(953)	797	38	(5,424)	(5,954)
Change in unrealized appreciation/depreciation on investments during the year	(22,089)	28,537	(4,933)	13,985	(5,243)	14,467	(9,121)	21,109
Net increase (decrease) in net assets from operations	(18,398)	27,947	(2,013)	15,887	(5,721)	13,766	(13,832)	16,583

From contract owner transactions:
Variable annuity deposits	47,328	38,954	5,668	29,952	15,236	13,708	9,858	11,253
Contract owner maintenance charges	(1,134)	(756)	(960)	(1,028)	(686)	(391)	(593)	(723)
Terminations and withdrawals	(1,003)	(159)	(6,286)	(2,443)	(4,408)	(12)	(13,538)	(9,930)
Transfers between subaccounts, net	67,625	5,898	27,324	(3,349)	114,523	(139)	(5,439)	(5,417)
Net increase (decrease) in net assets from contract owner transactions	112,816	43,937	25,746	23,132	124,665	13,166	(9,712)	(4,817)
Net increase (decrease) in net assets	94,418	71,884	23,733	39,019	118,944	26,932	(23,544)	11,766
Net assets at beginning of year	178,265	106,381	178,921	139,902	110,438	83,506	146,381	134,615
Net assets at end of year	$272,683	$178,265	$202,654	$178,921	$229,382	$110,438	$122,837	$146,381
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	PIMCO All Asset		PIMCO Foreign Bond (U.S. Dollar-Hedged)		PIMCO Real Return		PIMCO Total Return
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$36,675	$58,414	$16,455	$4,198	$67,179	$19,284	$95,906	$55,876
Capital gains distributions	-	-	7,013	9,604	95,332	-	-	200,172
Realized capital gain (loss) on sales of fund shares	13,333	114,189	9,615	3,533	21,573	41,214	6,101	33,808
Change in unrealized appreciation/depreciation on investments during the year	(41,960)	(49,820)	143	10,326	76,451	73,865	2,215	(73,241)
Net increase (decrease) in net assets from operations	8,048	122,783	33,226	27,661	260,535	134,363	104,222	216,615

From contract owner transactions:
Variable annuity deposits	105,746	200,210	80,842	94,411	375,350	299,162	699,047	769,453
Contract owner maintenance charges	(3,370)	(7,062)	(2,976)	(3,253)	(12,543)	(20,110)	(17,754)	(25,279)
Terminations and withdrawals	(159,480)	(86,591)	(66,412)	(34,371)	(115,674)	(365,654)	(280,510)	(241,971)
Transfers between subaccounts, net	(121,929)	(90,175)	150,628	62,203	540,614	(51,556)	(371,271)	520,161
Net increase (decrease) in net assets from contract owner transactions	(179,033)	16,382	162,082	118,990	787,747	(138,158)	29,512	1,022,364
Net increase (decrease) in net assets	(170,985)	139,165	195,308	146,651	1,048,282	(3,795)	133,734	1,238,979
Net assets at beginning of year	849,037	709,872	496,235	349,584	2,219,780	2,223,575	4,215,523	2,976,544
Net assets at end of year	$678,052	$849,037	$691,543	$496,235	$3,268,062	$2,219,780	$4,349,257	$4,215,523
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Prudential Jennison 20/20 Focus		Prudential Jennison Small Company		Prudential Small Cap Value A		Royce Opportunity
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(13,960)	$(11,098)	$(1,337)	$(824)	$20	$(401)	$(1,657)	$(636)
Capital gains distributions	42,084	-	-	-	-	-	4,706	-
Realized capital gain (loss) on sales of fund shares	40,324	124,726	2,484	(6,022)	13,554	3,290	3,033	604
Change in unrealized appreciation/depreciation on investments during the year	(144,582)	748	(13,580)	28,655	(14,909)	7,365	(33,953)	20,326
Net increase (decrease) in net assets from operations	(76,134)	114,376	(12,433)	21,809	(1,335)	10,254	(27,871)	20,294

From contract owner transactions:
Variable annuity deposits	422,358	746,904	36,586	20,468	4,780	5,687	94,961	12,925
Contract owner maintenance charges	(5,712)	(5,621)	(1,099)	(774)	(789)	(250)	(768)	(448)
Terminations and withdrawals	(45,922)	(31,262)	(8,083)	(3,573)	(10,715)	(98)	(30,515)	(2,251)
Transfers between subaccounts, net	(180,198)	(288,947)	17,364	(1,095)	112,473	(596)	107,748	33,706
Net increase (decrease) in net assets from contract owner transactions	190,526	421,074	44,768	15,026	105,749	4,743	171,426	43,932
Net increase (decrease) in net assets	114,392	535,450	32,335	36,835	104,414	14,997	143,555	64,226
Net assets at beginning of year	1,453,033	917,583	116,126	79,291	54,219	39,222	108,371	44,145
Net assets at end of year	$1,567,425	$1,453,033	$148,461	$116,126	$158,633	$54,219	$251,926	$108,371
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Royce Value		RS Partners		RS Technology		RS Value
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(5,839)	$(4,346)	$(11,550)	$(12,187)	$(1,282)	$(926)	$(6,685)	$(5,361)
Capital gains distributions	48,869	-	44,299	-	3,493	5,179	-	-
Realized capital gain (loss) on sales of fund shares	21,194	5,833	28,939	(40,551)	12,920	10,486	12,468	8,287
Change in unrealized appreciation/depreciation on investments during the year	(134,750)	135,712	(162,624)	341,751	(36,115)	14,852	(100,063)	131,147
Net increase (decrease) in net assets from operations	(70,526)	137,199	(100,936)	289,013	(20,984)	29,591	(94,280)	134,073

From contract owner transactions:
Variable annuity deposits	151,140	177,703	23,896	155,309	10,872	8,277	111,618	136,658
Contract owner maintenance charges	(3,050)	(2,968)	(5,944)	(9,033)	(865)	(806)	(4,868)	(6,276)
Terminations and withdrawals	(44,276)	(18,016)	(75,823)	(111,693)	(1,328)	(1,666)	(11,607)	(37,394)
Transfers between subaccounts, net	(19,909)	33,612	(241,234)	(71,436)	(65,027)	4,262	(3,208)	(9,859)
Net increase (decrease) in net assets from contract owner transactions	83,905	190,331	(299,105)	(36,853)	(56,348)	10,067	91,935	83,129
Net increase (decrease) in net assets	13,379	327,530	(400,041)	252,160	(77,332)	39,658	(2,345)	217,202
Net assets at beginning of year	759,440	431,910	1,477,676	1,225,516	160,356	120,698	721,213	504,011
Net assets at end of year	$772,819	$759,440	$1,077,635	$1,477,676	$83,024	$160,356	$718,868	$721,213
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI Alpha Opportunity		Rydex | SGI High Yield		Rydex | SGI Large Cap Concentrated Growth		Rydex | SGI Large Cap Core
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,322)	$(2,370)	$142,801	$111,148	$(1,871)	$(500)	$(794)	$(428)
Capital gains distributions	-	-	41,535	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	1,246	(18,804)	72,314	203,122	2,859	(9,612)	177	(2,817)
Change in unrealized appreciation/depreciation on investments during the year	9,463	71,570	(341,930)	(78,027)	(11,075)	25,870	(5,445)	13,614
Net increase (decrease) in net assets from operations	8,387	50,396	(85,280)	236,243	(10,087)	15,758	(6,062)	10,369

From contract owner transactions:
Variable annuity deposits	-	1	182,739	194,666	7,718	9,969	14,039	6,594
Contract owner maintenance charges	(1,620)	(1,516)	(11,545)	(13,737)	(1,054)	(1,458)	(609)	(1,096)
Terminations and withdrawals	(21,462)	(16,318)	(332,206)	(101,013)	(31,720)	(21,763)	(1,405)	(20,576)
Transfers between subaccounts, net	(46,518)	(53,624)	446,405	(392,530)	(89,804)	125,126	6,058	19,688
Net increase (decrease) in net assets from contract owner transactions	(69,600)	(71,457)	285,393	(312,614)	(114,860)	111,874	18,083	4,610
Net increase (decrease) in net assets	(61,213)	(21,061)	200,113	(76,371)	(124,947)	127,632	12,021	14,979
Net assets at beginning of year	274,889	295,950	1,582,633	1,659,004	258,718	131,086	87,626	72,647
Net assets at end of year	$213,676	$274,889	$1,782,746	$1,582,633	$133,771	$258,718	$99,647	$87,626
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI Large Cap Value		Rydex | SGI Mid Cap Growth		Rydex | SGI Mid Cap Value		Rydex | SGI MSCI EAFE Equal Weight
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(898)	$(979)	$(5,318)	$(5,157)	$(27,844)	$(19,544)	$(17,936)	$(6,204)
Capital gains distributions	-	-	-	-	49,216	-	-	-
Realized capital gain (loss) on sales of fund shares	5,909	(5,154)	1,102	(20,539)	39,590	(7,371)	(38,109)	(51,355)
Change in unrealized appreciation/depreciation on investments during the year	(17,544)	36,060	(31,124)	140,535	(322,673)	456,105	(313,625)	322,392
Net increase (decrease) in net assets from operations	(12,533)	29,927	(35,340)	114,839	(261,711)	429,190	(369,670)	264,833

From contract owner transactions:
Variable annuity deposits	14,862	35,183	32,314	51,233	276,609	259,753	186,259	280,027
Contract owner maintenance charges	(2,144)	(1,939)	(4,065)	(5,212)	(11,375)	(16,914)	(6,157)	(8,600)
Terminations and withdrawals	(31,382)	(13,848)	(67,890)	(44,125)	(225,510)	(262,873)	(86,696)	(91,438)
Transfers between subaccounts, net	16,575	10,754	(62,560)	(5,226)	(250,879)	(273,639)	(62,927)	(96,075)
Net increase (decrease) in net assets from contract owner transactions	(2,089)	30,150	(102,201)	(3,330)	(211,155)	(293,673)	30,479	83,914
Net increase (decrease) in net assets	(14,622)	60,077	(137,541)	111,509	(472,866)	135,517	(339,191)	348,747
Net assets at beginning of year	273,758	213,681	661,226	549,717	3,174,607	3,039,090	2,168,959	1,820,212
Net assets at end of year	$259,136	$273,758	$523,685	$661,226	$2,701,741	$3,174,607	$1,829,768	$2,168,959
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI Small Cap Growth		Rydex | SGI U.S. Intermediate Bond		Rydex | SGI U.S. Long Short Momentum		T. Rowe Price Capital Appreciation
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,591)	$(1,283)	$17,103	$18,326	$(7,032)	$(5,306)	$3,929	$5,646
Capital gains distributions	-	-	-	-	-	-	-	1,958
Realized capital gain (loss) on sales of fund shares	(1,555)	(5,270)	19,560	6,521	8,324	764	7,459	5,783
Change in unrealized appreciation/depreciation on investments during the year	(5,764)	40,926	21,373	19,106	(69,088)	66,733	3,388	71,639
Net increase (decrease) in net assets from operations	(8,910)	34,373	58,036	43,953	(67,796)	62,191	14,776	85,026

From contract owner transactions:
Variable annuity deposits	9,998	11,023	57,926	90,272	93,904	113,794	108,441	135,033
Contract owner maintenance charges	(1,858)	(1,505)	(5,056)	(6,685)	(4,520)	(4,304)	(3,742)	(3,975)
Terminations and withdrawals	(33,462)	(10,664)	(135,325)	(72,670)	(63,495)	(13,789)	(23,348)	(29,542)
Transfers between subaccounts, net	32,621	(12,869)	(109,763)	140,405	89,437	36,034	3,016	66,542
Net increase (decrease) in net assets from contract owner transactions	7,299	(14,015)	(192,218)	151,322	115,326	131,735	84,367	168,058
Net increase (decrease) in net assets	(1,611)	20,358	(134,182)	195,275	47,530	193,926	99,143	253,084
Net assets at beginning of year	161,388	141,030	1,050,741	855,466	722,628	528,702	803,122	550,038
Net assets at end of year	$159,777	$161,388	$916,559	$1,050,741	$770,158	$722,628	$902,265	$803,122
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	T. Rowe Price Growth Stock		Wells Fargo Advantage Growth		Wells Fargo Advantage Large Cap Core		Wells Fargo Advantage Opportunity
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(12,207)	$(11,418)	$(7,000)	$(3,354)	$(388)	$(11)	$(6,689)	$(1,979)
Capital gains distributions	-	-	13,930	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	113,679	6,155	12,131	17,442	10,613	(4,549)	222	2,106
Change in unrealized appreciation/depreciation on investments during the year	(122,172)	196,222	11,010	78,941	(9,444)	11,032	(63,202)	42,422
Net increase (decrease) in net assets from operations	(20,700)	190,959	30,071	93,029	781	6,472	(69,669)	42,549

From contract owner transactions:
Variable annuity deposits	167,845	221,201	84,458	31,317	10,028	16,263	123,003	26,155
Contract owner maintenance charges	(4,914)	(7,341)	(3,286)	(3,372)	(675)	(923)	(4,668)	(1,913)
Terminations and withdrawals	(81,848)	(60,309)	(10,778)	(36,013)	(8,424)	(7,928)	(26,844)	(16,310)
Transfers between subaccounts, net	(901,925)	471,060	468,140	40,144	56,162	25,596	348,904	10,824
Net increase (decrease) in net assets from contract owner transactions	(820,842)	624,611	538,534	32,076	57,091	33,008	440,395	18,756
Net increase (decrease) in net assets	(841,542)	815,570	568,605	125,105	57,872	39,480	370,726	61,305
Net assets at beginning of year	1,936,027	1,120,457	468,151	343,046	146,170	106,690	262,253	200,948
Net assets at end of year	$1,094,485	$1,936,027	$1,036,756	$468,151	$204,042	$146,170	$632,979	$262,253
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Wells Fargo Advantage Small Cap Value
	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(10,926)	$(4,183)
Capital gains distributions	9,050	-
Realized capital gain (loss) on sales of fund shares	51,235	26,367
Change in unrealized appreciation/depreciation on investments during the year	(233,013)	303,885
Net increase (decrease) in net assets from operations	(183,654)	326,069

From contract owner transactions:
Variable annuity deposits	210,327	294,594
Contract owner maintenance charges	(6,797)	(8,373)
Terminations and withdrawals	(96,637)	(87,433)
Transfers between subaccounts, net	(259,972)	(102,905)
Net increase (decrease) in net assets from contract owner transactions	(153,079)	95,883
Net increase (decrease) in net assets	(336,733)	421,952
Net assets at beginning of year	2,113,586	1,691,634
Net assets at end of year	$1,776,853	$2,113,586
See accompanying notes.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

Organization

Security Benefit Advisor Variable Annuity (APVA) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for APVA are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL.  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century Equity Income	A	American Century Investment Management, Inc.
American Century Heritage	A	American Century Investment Management, Inc.
American Century International Growth	A	American Century Investment Management, Inc.
American Century Select	A	American Century Investment Management, Inc.
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc.	American Century Global Investment Management, Inc.
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc.	American Century Global Investment Management, Inc.
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc.
American Century Ultra	A	American Century Investment Management, Inc.
ASTON/Fairpointe Mid Cap (2)	N	Aston Asset Management, LP	Fairpointe Capital LLC
Baron Asset	Retail	BAMCO, Inc.
Calamos Growth and Income	A	Calamos Advisors LLC
Calamos High Yield	A	Calamos Advisors LLC
Dreyfus Appreciation		The Dreyfus Corporation	Fayez Sarofim & Company
Dreyfus General Money Market	B	The Dreyfus Corporation
Dreyfus Opportunistic Midcap Value (1)	A	The Dreyfus Corporation
Dreyfus Strategic Value	A	The Dreyfus Corporation

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Federated Bond	A	Federated Investment Management Company
Fidelity Advisor Dividend Growth	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor International Capital Appreciation	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor Real Estate	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor Stock Selector Mid Cap (3)	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Fidelity Advisor Value Strategies	T	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Inc. Fidelity Management & Research (HK) Ltd Fidelity Management & Research (Japan) Inc. FMR Co., Inc. (FMRC)
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP
INTECH U.S. Core (4)	S	Janus Capital Management LLC	INTECH Investment Management LLC
Invesco Dynamics	A	Invesco Advisers, Inc.
Invesco Mid Cap Core Equity	A	Invesco Advisers, Inc.
Invesco Small Cap Growth	A	Invesco Advisers, Inc.
Invesco Technology	A	Invesco Advisers, Inc.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco Van Kampen American Franchise	A	Invesco Advisers, Inc.
Invesco Van Kampen Comstock	A	Invesco Advisers, Inc.
Invesco Van Kampen Equity and Income	A	Invesco Advisers, Inc.
Invesco Van Kampen Mid Cap Growth	A	Invesco Advisers, Inc.
Invesco Van Kampen Value Opportunities	A	Invesco Advisers, Inc.
Janus Overseas	S	Janus Capital Management LLC
Neuberger Berman Partners	Advisor	Neuberger Berman Management LLC	Neuberger Berman LLC
Neuberger Berman Socially Responsive	Trust	Neuberger Berman Management LLC	Neuberger Berman LLC
Northern Global Tactical Asset Allocation (3)	A	Northern Trust Investments, Inc.
Northern Large Cap Growth		Northern Trust Investments, Inc.
Northern Large Cap Value		Northern Trust Investments, Inc.
PIMCO All Asset	R	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO Foreign Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company LLC
PIMCO Real Return	R	Pacific Investment Management Company LLC
PIMCO Total Return	R	Pacific Investment Management Company LLC
Prudential Jennison 20/20 Focus	A	Prudential Investments LLC	Jennison Associates, LLC
Prudential Jennison Small Company	A	Prudential Investments LLC	Jennison Associates, LLC
Prudential Small Cap Value A	A	Prudential Investments LLC	Jennison Associates, LLC
Royce Opportunity	Service	Royce & Associates, LLC
Royce Value	Service	Royce & Associates, LLC
RS Partners	A	RS Investment Management Co. LLC
RS Technology	A	RS Investment Management Co. LLC
RS Value	A	RS Investment Management Co. LLC
Rydex | SGI Alpha Opportunity (5)	A	Guggenheim Investments	Mainstream Investment Advisers LLC Security Investors, LLC
Rydex | SGI High Yield	A	Guggenheim Investments
Rydex | SGI Large Cap Concentrated Growth	A	Guggenheim Investments
Rydex | SGI Large Cap Core	A	Guggenheim Investments

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex | SGI Large Cap Value	A	Guggenheim Investments
Rydex | SGI Mid Cap Growth	A	Guggenheim Investments
Rydex | SGI Mid Cap Value	A	Guggenheim Investments
Rydex | SGI MSCI EAFE Equal Weight (2)	A	Guggenheim Investments	Security Investors, LLC
Rydex | SGI Small Cap Growth	A	Guggenheim Investments
Rydex | SGI U.S. Intermediate Bond	A	Guggenheim Investments
Rydex | SGI U.S. Long Short Momentum	H	Guggenheim Investments
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc.
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc.
Wells Fargo Advantage Growth	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Advantage Large Cap Core	A	Wells Fargo Funds Management, LLC	Golden Capital Management, LLC
Wells Fargo Advantage Opportunity	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Advantage Small Cap Value	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.

(1)	Prior to January 3, 2011, this subaccount was Dreyfus Midcap Value.
(2)	Prior to May 1, 2011, these subaccounts were Aston/Optimum Mid Cap,and Rydex | SGI Global, respectively.
(3)	Prior to August 1, 2011, these subaccounts were Fidelity Advisor Mid Cap, and Northern Institutional Global Tactical Asset Allocation, respectively.
(4)	Prior to December 7, 2011, this subaccount was Janus INTECH Risk-Managed Core.
(5)	No longer available for investment.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The financial information set forth herein includes only the amounts in the Account supporting APVA. APVA was first offered on September 3, 2002.

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a company controlled by Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain of the mutual funds.

During 2011, the Prudential Small-Cap Core Equity fund merged into the Prudential Small Cap Value A fund.  Pursuant to the plan of reorganization approved by the Prudential Small-Cap Core Equity shareholders, the Prudential Small Cap Value A fund acquired all of the net assets of the Prudential Small-Cap Core Equity fund, which totaled $0 on the closing date of the reorganization, April 15, 2011.  No shares were exchanged from the Prudential Small-Cap Core Equity fund.  In exchange for the assets of the Prudential Small-Cap Core Equity fund, no shares of Prudential Small Cap Value A fund were issued to shareholders of record immediately after the closing date.

During 2011, the Invesco Basic Value fund merged into the Invesco Van Kampen Value Opportunities fund.  Pursuant to the plan of reorganization approved by the Invesco Basic Value shareholders, the Invesco Van Kampen Value Opportunities fund acquired all of the net assets of the Invesco Basic Value fund, which totaled $278,792 on the closing date of the reorganization, May 20, 2011.  A total of 12,719 shares were exchanged from the Invesco Basic Value fund.  In exchange for the assets of the Invesco Basic Value fund, 26,153 shares of Invesco Van Kampen Value Opportunities fund were issued to shareholders of record immediately after the closing date.

During 2011, the Invesco Large Cap Growth fund merged into the Invesco Van Kampen American Franchise fund.  Pursuant to the plan of reorganization approved by the Invesco Large Cap Growth shareholders, the Invesco Van Kampen American Franchise fund acquired all of the net assets of the Invesco Large Cap Growth fund, which totaled $460,722 on the closing date of the reorganization, May 20, 2011.  A total of 36,277 shares were exchanged from the Invesco Large Cap Growth fund.  In exchange for the assets of the Invesco Large Cap Growth fund, 35,928 shares of Invesco Van Kampen American Franchise fund were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2011, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Equity Income	$400,957	$324,813
American Century Heritage	921,755	524,551
American Century International Growth	698,867	171,854
American Century Select	72,923	79,599
American Century Strategic Allocation: Aggressive	104,298	98,001
American Century Strategic Allocation: Conservative	300,162	94,781
American Century Strategic Allocation: Moderate	688,263	85,730
American Century Ultra	158,470	66,672
ASTON/Fairpointe Mid Cap	342,249	143,345
Baron Asset	203,158	389,745
Calamos Growth and Income	171,462	166,772
Calamos High Yield	124,920	137,845
Dreyfus Appreciation	270,495	487,648
Dreyfus General Money Market	1,738,909	1,348,970
Dreyfus Opportunistic Midcap Value	209,925	96,352
Dreyfus Strategic Value	594,765	405,871
Federated Bond	562,870	189,689
Fidelity Advisor Dividend Growth	85,430	37,982
Fidelity Advisor International Capital Appreciation	4,916	49,872
Fidelity Advisor Real Estate	106,331	242,580
Fidelity Advisor Stock Selector Mid Cap	70,764	121,666
Fidelity Advisor Value Strategies	61,373	98,401
Goldman Sachs Emerging Markets Equity	387,815	452,529
Goldman Sachs Government Income	509,710	338,780
INTECH U.S. Core	7,829	22,708
Invesco Dynamics	12,052	23,399
Invesco Mid Cap Core Equity	149,212	174,724
Invesco Small Cap Growth	137,029	250,198

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco Technology	$26,346	$60,963
Invesco Van Kampen American Franchise	499,241	506,617
Invesco Van Kampen Comstock	578,086	238,011
Invesco Van Kampen Equity and Income	386,473	226,715
Invesco Van Kampen Mid Cap Growth	18,337	9,900
Invesco Van Kampen Value Opportunities	281,645	302,679
Janus Overseas	837,472	771,161
Neuberger Berman Partners	105,905	54,136
Neuberger Berman Socially Responsive	208,945	96,353
Northern Global Tactical Asset Allocation	56,152	27,331
Northern Large Cap Growth	133,248	9,852
Northern Large Cap Value	12,741	21,737
PIMCO All Asset	194,647	336,988
PIMCO Foreign Bond (U.S. Dollar-Hedged)	415,285	229,718
PIMCO Real Return	1,294,535	344,202
PIMCO Total Return	1,093,778	968,253
Prudential Jennison 20/20 Focus	606,238	387,549
Prudential Jennison Small Company	92,144	48,709
Prudential Small Cap Value A	192,572	86,801
Royce Opportunity	278,735	104,254
Royce Value	249,367	122,413
RS Partners	64,943	331,272
RS Technology	91,660	145,795
RS Value	143,902	58,634
Rydex | SGI Alpha Opportunity	493	72,410
Rydex | SGI High Yield	1,547,443	1,077,670
Rydex | SGI Large Cap Concentrated Growth	191,706	308,434
Rydex | SGI Large Cap Core	43,290	25,999
Rydex | SGI Large Cap Value	178,501	181,482
Rydex | SGI Mid Cap Growth	115,448	222,954
Rydex | SGI Mid Cap Value	462,665	652,381
Rydex | SGI MSCI EAFE Equal Weight	210,096	197,508
Rydex | SGI Small Cap Growth	63,618	57,906
Rydex | SGI U.S. Intermediate Bond	202,689	377,781
Rydex | SGI U.S. Long Short Momentum	207,419	99,106
T. Rowe Price Capital Appreciation	137,652	49,334
T. Rowe Price Growth Stock	160,913	993,935
Wells Fargo Advantage Growth	598,761	53,271
Wells Fargo Advantage Large Cap Core	127,685	70,979

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Wells Fargo Advantage Opportunity	$586,094	$152,369
Wells Fargo Advantage Small Cap Value	266,950	421,861

Annuity Reserves

As of December 31, 2011, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Account is January 1, 2012.  The adoption is not expected to have a material impact on the financial statements.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•        Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

•        Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•        Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account’s financial assets and liabilities are recorded at fair value on the statements of assets and liabilities and are categorized as Level 1 as of December 31, 2011 based on the priority of the inputs to the valuation technique above.  There were no transfers between levels during the year ended December 31, 2011.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•	Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% for units withdrawn in the first seven years of the contract.

•
Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2011 and 2010, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century Equity Income	43,858	(35,345)	8,513	47,914	(34,267)	13,647
American Century Heritage	82,166	(48,257)	33,909	33,509	(22,319)	11,190
American Century International Growth	92,487	(27,622)	64,865	22,943	(22,222)	721
American Century Select	14,164	(12,471)	1,693	13,130	(10,936)	2,194
American Century Strategic Allocation: Aggressive	13,662	(11,026)	2,636	28,206	(16,782)	11,424
American Century Strategic Allocation: Conservative	39,597	(17,940)	21,657	36,758	(5,534)	31,224
American Century Strategic Allocation: Moderate	85,869	(19,422)	66,447	93,731	(15,034)	78,697
American Century Ultra	17,416	(6,996)	10,420	4,464	(1,760)	2,704
ASTON/Fairpointe Mid Cap	40,306	(18,234)	22,072	70,400	(68,469)	1,931
Baron Asset	21,725	(47,214)	(25,489)	42,868	(4,290)	38,578
Calamos Growth and Income	20,825	(19,548)	1,277	20,525	(9,938)	10,587
Calamos High Yield	11,709	(13,552)	(1,843)	13,945	(4,753)	9,192
Dreyfus Appreciation	43,443	(63,836)	(20,393)	45,125	(46,079)	(954)
Dreyfus General Money Market	268,994	(209,682)	59,312	327,207	(353,583)	(26,376)
Dreyfus Opportunistic Midcap Value	12,768	(9,380)	3,388	9,116	(10,483)	(1,367)
Dreyfus Strategic Value	71,734	(48,306)	23,428	36,818	(41,250)	(4,432)
Federated Bond	51,252	(19,626)	31,626	33,298	(18,900)	14,398
Fidelity Advisor Dividend Growth	13,283	(5,469)	7,814	8,581	(16,007)	(7,426)
Fidelity Advisor International Capital Appreciation	1,411	(5,316)	(3,905)	1,575	(2,855)	(1,280)
Fidelity Advisor Real Estate	9,965	(18,166)	(8,201)	18,797	(10,197)	8,600
Fidelity Advisor Stock Selector Mid Cap	8,287	(12,959)	(4,672)	5,449	(9,333)	(3,884)
Fidelity Advisor Value Strategies	9,170	(10,089)	(919)	12,784	(20,306)	(7,522)
Goldman Sachs Emerging Markets Equity	46,790	(49,624)	(2,834)	68,051	(43,518)	24,533
Goldman Sachs Government Income	65,573	(48,622)	16,951	75,455	(21,635)	53,820

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

INTECH U.S. Core	1,159	(2,561)	(1,402)	4,274	(1,020)	3,254
Invesco Dynamics	1,748	(3,008)	(1,260)	3,925	(2,296)	1,629
Invesco Mid Cap Core Equity	15,739	(16,785)	(1,046)	27,059	(18,001)	9,058
Invesco Small Cap Growth	15,222	(26,014)	(10,792)	13,055	(22,298)	(9,243)
Invesco Technology	7,999	(12,992)	(4,993)	25,160	(38,060)	(12,900)
Invesco Van Kampen American Franchise	75,625	(74,935)	690	10,563	(18,708)	(8,145)
Invesco Van Kampen Comstock	85,898	(37,809)	48,089	46,261	(61,328)	(15,067)
Invesco Van Kampen Equity and Income	51,912	(32,564)	19,348	65,658	(54,925)	10,733
Invesco Van Kampen Mid Cap Growth	2,052	(1,352)	700	4,190	(7,148)	(2,958)
Invesco Van Kampen Value Opportunities	44,177	(46,016)	(1,839)	15,275	(17,727)	(2,452)
Janus Overseas	96,354	(98,313)	(1,959)	119,394	(65,779)	53,615
Neuberger Berman Partners	16,364	(8,155)	8,209	48,977	(40,205)	8,772
Neuberger Berman Socially Responsive	23,392	(11,269)	12,123	6,584	(967)	5,617
Northern Global Tactical Asset Allocation	5,542	(2,542)	3,000	4,028	(1,214)	2,814
Northern Large Cap Growth	13,917	(1,177)	12,740	1,905	(138)	1,767
Northern Large Cap Value	1,573	(2,137)	(564)	1,970	(2,012)	(42)
PIMCO All Asset	19,441	(34,297)	(14,856)	125,325	(117,696)	7,629
PIMCO Foreign Bond (U.S. Dollar-Hedged)	40,612	(23,862)	16,750	21,409	(9,272)	12,137
PIMCO Real Return	127,066	(48,406)	78,660	168,887	(175,358)	(6,471)
PIMCO Total Return	136,534	(122,789)	13,745	213,928	(114,309)	99,619
Prudential Jennison 20/20 Focus	75,225	(49,993)	25,232	283,092	(230,369)	52,723
Prudential Jennison Small Company	12,410	(8,218)	4,192	12,889	(10,824)	2,065
Prudential Small Cap Value A	24,546	(10,742)	13,804	7,175	(6,271)	904
Royce Opportunity	34,970	(15,371)	19,599	6,029	(785)	5,244
Royce Value	28,430	(18,060)	10,370	32,552	(9,574)	22,978
RS Partners	5,084	(20,436)	(15,352)	40,984	(42,751)	(1,767)
RS Technology	7,519	(12,622)	(5,103)	14,242	(14,056)	186
RS Value	22,663	(9,504)	13,159	36,701	(24,242)	12,459

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex | SGI Alpha Opportunity	719	(5,056)	(4,337)	1,136	(6,590)	(5,454)
Rydex | SGI High Yield	112,656	(88,211)	24,445	112,954	(131,106)	(18,152)
Rydex | SGI Large Cap Concentrated Growth	25,024	(39,804)	(14,780)	40,926	(26,289)	14,637
Rydex | SGI Large Cap Core	7,366	(4,150)	3,216	4,850	(3,788)	1,062
Rydex | SGI Large Cap Value	21,892	(21,068)	824	15,565	(11,086)	4,479
Rydex | SGI Mid Cap Growth	18,982	(29,798)	(10,816)	18,593	(17,254)	1,339
Rydex | SGI Mid Cap Value	39,957	(48,045)	(8,088)	42,339	(55,265)	(12,926)
Rydex | SGI MSCI EAFE Equal Weight	37,719	(28,229)	9,490	62,079	(46,217)	15,862
Rydex | SGI Small Cap Growth	8,788	(7,659)	1,129	2,394	(3,822)	(1,428)
Rydex | SGI U.S. Intermediate Bond	25,388	(42,488)	(17,100)	41,668	(22,622)	19,046
Rydex | SGI U.S. Long Short Momentum	20,215	(9,268)	10,947	29,837	(17,136)	12,701
T. Rowe Price Capital Appreciation	17,293	(6,287)	11,006	49,312	(28,888)	20,424
T. Rowe Price Growth Stock	28,787	(114,964)	(86,177)	106,559	(31,244)	75,315
Wells Fargo Advantage Growth	73,538	(14,550)	58,988	23,740	(18,004)	5,736
Wells Fargo Advantage Large Cap Core	20,419	(10,537)	9,882	28,315	(22,626)	5,689
Wells Fargo Advantage Opportunity	62,260	(18,074)	44,186	9,473	(6,705)	2,768
Wells Fargo Advantage Small Cap Value	23,519	(29,846)	(6,327)	34,376	(24,910)	9,466

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2011, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statement, follows:

Subaccount	2011	2010	2009	2008	2007
American Century Equity Income
Units	157,484	148,971	135,324	112,234	108,071
Unit value	$11.97	$12.05	$11.09	$10.30	$13.43
Net assets	$1,885,400	$1,795,076	$1,500,396	$1,155,921	$1,451,109
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	2.42%	2.78%	2.55%	3.17%	2.40%
Total return***	(0.66)%	8.66%	7.67%	(23.31)%	(2.47)%

American Century Heritage
Units	101,137	67,228	56,038	45,288	36,446
Unit value	$11.46	$12.77	$10.14	$7.72	$14.95
Net assets	$1,158,432	$858,728	$568,201	$349,748	$544,817
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	0.68%	-%
Total return***	(10.26)%	25.94%	31.35%	(48.36)%	39.78%

American Century International Growth
Units	168,755	103,890	103,169	110,790	118,433
Unit value	$7.66	$9.06	$8.30	$6.45	$12.28
Net assets	$1,292,822	$941,043	$856,380	$714,900	$1,454,392
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.73%	0.85%	0.61%	1.12%	0.36%
Total return***	(15.45)%	9.16%	28.68%	(47.48)%	12.40%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
American Century Select
Units	75,621	73,928	71,734	69,278	60,269
Unit value	$6.69	$6.87	$6.25	$4.84	$8.35
Net assets	$505,568	$508,214	$448,593	$335,021	$503,478
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.03%	0.08%	0.27%	0.62%	-%
Total return***	(2.62)%	9.92%	29.13%	(42.04)%	16.69%

American Century Strategic Allocation: Aggressive
Units	64,439	61,803	50,379	33,935	34,208
Unit value	$8.91	$9.46	$8.55	$7.09	$11.13
Net assets	$573,762	$584,740	$430,715	$240,379	$380,875
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.88%	0.74%	0.58%	1.18%	2.04%
Total return***	(5.81)%	10.64%	20.59%	(36.30)%	10.21%

American Century Strategic Allocation: Conservative
Units	70,743	49,086	17,862	18,054	12,667
Unit value	$9.58	$9.66	$9.18	$8.35	$10.34
Net assets	$677,790	$474,019	$163,940	$150,728	$130,970
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.68%	1.53%	1.25%	2.49%	0.19%
Total return***	(0.83)%	5.23%	9.94%	(19.25)%	3.18%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
American Century Strategic Allocation: Moderate
Units	264,613	198,166	119,469	40,957	397
Unit value	$9.25	$9.58	$8.86	$7.63	$10.75
Net assets	$2,448,493	$1,898,181	$1,057,928	$312,622	$4,268
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.51%	1.30%	1.54%	2.07%	16.97%
Total return***	(3.44)%	8.13%	16.12%	(29.02)%	6.63%

American Century Ultra
Units	34,957	24,537	21,833	19,439	16,290
Unit value	$9.78	$10.07	$9.01	$6.94	$12.41
Net assets	$341,861	$247,172	$196,627	$134,810	$202,207
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	0.26%	0.22%	-%
Total return***	(2.88)%	11.76%	29.83%	(44.08)%	16.86%

ASTON/Fairpointe Mid Cap
Units	107,974	85,902	83,971	72,767	50,601
Unit value	$10.35	$11.52	$9.74	$6.09	$11.08
Net assets	$1,117,669	$989,307	$817,549	$443,292	$560,806
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.19%	0.30%	0.25%	2.36%	14.36%
Total return***	(10.16)%	18.28%	59.93%	(45.04)%	8.56%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Baron Asset
Units	44,511	70,000	31,422	17,023	13,714
Unit value	$8.35	$8.95	$7.67	$6.06	$10.63
Net assets	$371,714	$626,202	$240,997	$103,097	$145,745
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(6.70)%	16.69%	26.57%	(42.99)%	5.90%

Calamos Growth and Income
Units	42,175	40,898	30,311	17,123	3,162
Unit value	$9.49	$9.95	$9.22	$7.00	$10.54
Net assets	$400,284	$406,790	$279,605	$119,862	$33,347
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.38%	2.27%	2.22%	2.20%	2.28%
Total return***	(4.62)%	7.92%	31.71%	(33.59)%	5.33%

Calamos High Yield
Units	13,261	15,104	5,912	3,461	2,802
Unit value	$10.53	$10.52	$9.88	$7.01	$10.04
Net assets	$139,690	$158,931	$58,443	$24,292	$28,143
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	6.35%	7.21%	7.95%	16.74%	14.04%
Total return***	0.10%	6.48%	40.94%	(30.18)%	0.16%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Dreyfus Appreciation
Units	231,081	251,474	252,428	293,790	266,314
Unit value	$8.45	$8.15	$7.35	$6.32	$9.71
Net assets	$1,952,823	$2,050,646	$1,856,926	$1,857,342	$2,588,291
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.38%	1.18%	1.87%	1.99%	1.49%
Total return***	3.68%	10.88%	16.30%	(34.91)%	2.45%

Dreyfus General Money Market
Units	295,423	236,111	262,487	219,861	131,797
Unit value	$7.79	$8.10	$8.42	$8.74	$8.89
Net assets	$2,302,512	$1,912,630	$2,209,702	$1,921,686	$1,171,785
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.04%	0.06%	0.15%	2.11%	3.89%
Total return***	(3.83)%	(3.80)%	(3.66)%	(1.69)%	0.36%

Dreyfus Opportunistic Midcap Value
Units	51,488	48,100	49,467	41,600	38,170
Unit value	$11.38	$12.56	$10.45	$6.71	$11.60
Net assets	$586,341	$604,514	$516,860	$279,419	$443,033
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.67%	-%	0.33%	0.14%	0.17%
Total return***	(9.39)%	20.19%	55.74%	(42.16)%	1.41%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Dreyfus Strategic Value
Units	200,374	176,946	181,378	152,630	110,401
Unit value	$9.70	$10.76	$9.73	$8.10	$13.16
Net assets	$1,943,954	$1,903,516	$1,763,902	$1,236,404	$1,453,077
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.74%	0.70%	0.66%	1.15%	1.18%
Total return***	(9.85)%	10.59%	20.12%	(38.45)%	1.80%

Federated Bond
Units	96,029	64,403	50,005	19,075	11,358
Unit value	$11.42	$11.21	$10.50	$8.64	$10.01
Net assets	$1,097,122	$721,865	$525,300	$164,772	$113,716
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	5.21%	6.04%	7.43%	4.94%	7.60%
Total return***	1.87%	6.76%	21.53%	(13.69)%	0.96%

Fidelity Advisor Dividend Growth
Units	64,794	56,980	64,406	51,258	47,645
Unit value	$7.18	$8.21	$7.05	$4.80	$8.93
Net assets	$465,293	$467,654	$454,328	$245,885	$425,267
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	0.23%	-%	1.07%	0.46%
Total return***	(12.55)%	16.45%	46.88%	(46.25)%	(3.59)%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Fidelity Advisor International Capital Appreciation
Units	19,585	23,490	24,770	25,248	27,460
Unit value	$8.63	$10.36	$9.33	$6.24	$13.25
Net assets	$169,150	$243,349	$231,224	$157,609	$363,969
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.49%	0.44%	0.73%	0.13%	0.03%
Total return***	(16.70)%	11.04%	49.52%	(52.91)%	0.37%

Fidelity Advisor Real Estate
Units	38,437	46,638	38,038	35,452	29,403
Unit value	$16.62	$16.13	$13.03	$9.94	$17.31
Net assets	$638,908	$752,121	$495,644	$352,515	$508,737
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.35%	1.03%	2.00%	2.11%	0.58%
Total return***	3.04%	23.79%	31.09%	(42.58)%	(21.31)%

Fidelity Advisor Stock Selector Mid Cap
Units	18,651	23,323	27,207	24,049	25,261
Unit value	$9.17	$10.06	$8.45	$6.00	$13.11
Net assets	$170,971	$234,556	$229,913	$144,262	$331,124
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.19%	-%	0.12%	-%	-%
Total return***	(8.85)%	19.05%	40.83%	(54.23)%	5.31%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Fidelity Advisor Value Strategies
Units	62,092	63,011	70,533	65,678	58,078
Unit value	$9.72	$11.20	$9.25	$6.07	$12.97
Net assets	$603,755	$705,771	$652,095	$398,597	$753,506
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.26%	-%	-%	0.28%	-%
Total return***	(13.21)%	21.08%	52.39%	(53.20)%	1.08%

Goldman Sachs Emerging Markets Equity
Units	74,430	77,264	52,731	20,827	8,712
Unit value	$8.15	$10.66	$9.55	$5.61	$12.84
Net assets	$606,493	$823,812	$503,932	$116,821	$111,920
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.12%	0.22%	-%	2.00%	0.40%
Total return***	(23.55)%	11.62%	70.23%	(56.31)%	22.87%

Goldman Sachs Government Income
Units	199,078	182,127	128,307	29,209	32,340
Unit value	$10.61	$10.37	$10.30	$10.26	$10.18
Net assets	$2,111,594	$1,887,968	$1,321,495	$299,672	$329,164
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.10%	1.56%	2.39%	2.48%	4.05%
Total return***	2.31%	0.68%	0.39%	0.79%	2.70%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
INTECH U.S. Core
Units	7,009	8,411	5,157	842	1,433
Unit value	$8.39	$8.34	$7.47	$6.34	$10.30
Net assets	$58,807	$70,082	$38,489	$5,337	$14,755
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.60%	0.89%	2.33%	0.75%	1.72%
Total return***	0.60%	11.65%	17.82%	(38.45)%	2.12%

Invesco Dynamics
Units	9,323	10,583	8,954	8,812	16,305
Unit value	$7.04	$7.66	$6.45	$4.69	$9.22
Net assets	$65,547	$80,939	$57,663	$41,264	$150,346
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	2.51%	-%	-%	-%	-%
Total return***	(8.09)%	18.76%	37.53%	(53.10)%	8.07%

Invesco Mid Cap Core Equity
Units	84,355	85,401	76,343	63,060	58,907
Unit value	$10.74	$11.91	$11.01	$8.79	$12.60
Net assets	$906,000	$1,017,220	$840,329	$554,536	$742,364
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	0.07%	0.11%	0.90%	0.96%
Total return***	(9.82)%	8.17%	25.26%	(30.24)%	5.68%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco Small Cap Growth
Units	54,811	65,603	74,846	85,957	60,162
Unit value	$9.47	$9.97	$8.21	$6.35	$10.78
Net assets	$519,058	$654,219	$614,547	$545,630	$648,370
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(5.02)%	21.44%	29.29%	(41.09)%	7.10%

Invesco Technology
Units	50,606	55,599	68,499	91,597	86,262
Unit value	$4.54	$4.88	$4.20	$2.76	$5.18
Net assets	$229,536	$271,109	$287,495	$252,781	$446,587
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(6.97)%	16.19%	52.17%	(46.72)%	3.20%

Invesco Van Kampen American Franchise
Units	67,250	66,560	74,705	83,742	78,970
Unit value	$5.88	$6.57	$5.83	$4.85	$8.15
Net assets	$395,446	$436,963	$435,678	$406,267	$642,978
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	0.16%	-%	-%
Total return***	(10.50)%	12.69%	20.21%	(40.49)%	11.05%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco Van Kampen Comstock
Units	280,999	232,910	247,977	324,281	276,143
Unit value	$8.39	$8.90	$8.01	$6.43	$10.43
Net assets	$2,357,782	$2,072,758	$1,984,964	$2,085,069	$2,879,348
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.28%	1.41%	1.31%	2.26%	1.79%
Total return***	(5.73)%	11.11%	24.57%	(38.35)%	(5.67)%

Invesco Van Kampen Equity and Income
Units	262,087	242,739	232,006	177,395	172,895
Unit value	$10.54	$11.10	$10.27	$8.65	$11.95
Net assets	$2,763,285	$2,694,273	$2,382,391	$1,533,647	$2,066,269
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.94%	1.86%	2.13%	2.70%	2.37%
Total return***	(5.05)%	8.08%	18.73%	(27.62)%	(0.71)%

Invesco Van Kampen Mid Cap Growth (1)
Units	14,928	14,228	17,186	16,153	-
Unit value	$7.27	$8.32	$6.79	$4.43	$-
Net assets	$108,601	$118,400	$116,759	$71,625	$-
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	-%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(12.62)%	22.53%	53.27%	(55.70)%	-%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco Van Kampen Value Opportunities
Units	35,302	37,141	39,593	40,127	35,213
Unit value	$6.52	$7.02	$6.83	$4.69	$10.12
Net assets	$230,025	$260,958	$270,541	$188,108	$356,325
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.61%	-%	1.73%	0.24%	0.07%
Total return***	(7.12)%	2.78%	45.63%	(53.66)%	(2.82)%

Janus Overseas
Units	277,410	279,369	225,754	174,579	94,946
Unit value	$7.37	$11.42	$9.98	$6.11	$12.47
Net assets	$2,044,919	$3,191,997	$2,254,452	$1,067,206	$1,183,617
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	0.67%	0.01%	1.98%
Total return***	(35.46)%	14.43%	63.34%	(51.00)%	21.30%

Neuberger Berman Partners
Units	47,947	39,738	30,966	7,320	1,547
Unit value	$6.83	$8.03	$7.26	$4.85	$10.54
Net assets	$327,429	$319,079	$224,827	$35,532	$16,311
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.29%	-%	1.10%	0.51%	0.41%
Total return***	(14.94)%	10.61%	49.69%	(53.98)%	5.49%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Neuberger Berman Socially Responsive
Units	31,063	18,940	13,323	8,614	3,893
Unit value	$8.78	$9.41	$7.99	$6.37	$10.84
Net assets	$272,683	$178,265	$106,381	$54,879	$42,201
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.75%	0.19%	0.45%	0.68%	0.64%
Total return***	(6.70)%	17.77%	25.43%	(41.24)%	3.19%

Northern Global Tactical Asset Allocation
Units	19,872	16,872	14,058	10,358	9,456
Unit value	$10.20	$10.60	$9.95	$8.61	$11.36
Net assets	$202,654	$178,921	$139,902	$89,215	$107,397
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	2.48%	2.69%	2.55%	3.08%	2.93%
Total return***	(3.77)%	6.53%	15.56%	(24.21)%	0.30%

Northern Large Cap Growth
Units	23,623	10,883	9,116	9,575	6,157
Unit value	$9.71	$10.15	$9.16	$7.41	$12.93
Net assets	$229,382	$110,438	$83,506	$70,939	$79,640
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	0.10%	0.38%	0.49%	0.44%
Total return***	(4.33)%	10.81%	23.62%	(42.97)%	13.47%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Northern Large Cap Value
Units	12,799	13,363	13,405	16,346	16,579
Unit value	$9.60	$10.96	$10.05	$8.33	$13.12
Net assets	$122,837	$146,381	$134,615	$136,129	$217,473
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.44%	1.87%	1.96%	2.60%	2.98%
Total return***	(12.41)%	9.05%	20.65%	(36.61)%	(7.35)%

PIMCO All Asset
Units	66,644	81,500	73,871	16,190	335
Unit value	$10.18	$10.42	$9.61	$8.21	$10.17
Net assets	$678,052	$849,037	$709,872	$132,915	$3,413
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	5.75%	8.59%	10.78%	11.29%	8.05%
Total return***	(2.30)%	8.43%	17.05%	(19.27)%	3.48%

PIMCO Foreign Bond (U.S. Dollar-Hedged)
Units	62,479	45,729	33,592	17,540	4,030
Unit value	$11.07	$10.85	$10.41	$9.16	$9.82
Net assets	$691,543	$496,235	$349,584	$160,570	$39,578
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	3.71%	1.92%	3.60%	4.03%	1.47%
Total return***	2.03%	4.23%	13.65%	(6.72)%	(0.71)%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
PIMCO Real Return
Units	284,963	206,303	212,774	225,526	142,940
Unit value	$11.47	$10.76	$10.45	$9.20	$10.29
Net assets	$3,268,062	$2,219,780	$2,223,575	$2,074,491	$1,471,181
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	3.35%	1.88%	3.25%	3.38%	4.15%
Total return***	6.60%	2.97%	13.59%	(10.59)%	6.57%

PIMCO Total Return
Units	388,210	374,465	274,846	188,369	96,431
Unit value	$11.21	$11.26	$10.83	$9.96	$9.95
Net assets	$4,349,257	$4,215,523	$2,976,544	$1,876,233	$959,586
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	3.09%	2.45%	4.91%	4.79%	4.60%
Total return***	(0.44)%	3.97%	8.73%	0.10%	4.15%

Prudential Jennison 20/20 Focus
Units	176,664	151,432	98,709	41,145	7,764
Unit value	$8.87	$9.60	$9.30	$6.15	$10.61
Net assets	$1,567,425	$1,453,033	$917,583	$252,823	$82,414
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(7.60)%	3.23%	51.22%	(42.04)%	5.79%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Prudential Jennison Small Company
Units	15,969	11,777	9,712	7,349	7,345
Unit value	$9.30	$9.86	$8.16	$6.21	$10.43
Net assets	$148,461	$116,126	$79,291	$45,674	$76,650
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	0.11%	0.36%	0.30%
Total return***	(5.68)%	20.83%	31.40%	(40.46)%	5.41%

Prudential Small Cap Value A
Units	20,738	6,934	6,030	3,046	45
Unit value	$7.65	$7.82	$6.51	$5.77	$9.34
Net assets	$158,633	$54,219	$39,222	$17,569	$423
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.48%	-%	-%	1.35%	-%
Total return***	(2.17)%	20.12%	12.82%	(38.22)%	(6.56)%

Royce Opportunity
Units	30,589	10,990	5,746	9,296	5,997
Unit value	$8.24	$9.86	$7.69	$4.94	$9.47
Net assets	$251,926	$108,371	$44,145	$45,942	$56,825
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	0.56%	0.57%
Total return***	(16.43)%	28.22%	55.67%	(47.84)%	(5.98)%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Royce Value
Units	82,988	72,618	49,640	29,081	12,314
Unit value	$9.31	$10.46	$8.70	$6.25	$9.88
Net assets	$772,819	$759,440	$431,910	$181,783	$121,642
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.19%	0.09%	-%	-%	2.71%
Total return***	(10.99)%	20.23%	39.20%	(36.74)%	(0.22)%

RS Partners
Units	70,186	85,538	87,305	86,637	82,691
Unit value	$15.35	$17.27	$14.04	$10.16	$17.21
Net assets	$1,077,635	$1,477,676	$1,225,516	$880,158	$1,422,920
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	0.33%
Total return***	(11.12)%	23.01%	38.19%	(40.96)%	(7.50)%

RS Technology
Units	8,008	13,111	12,925	2,096	956
Unit value	$10.36	$12.22	$9.34	$5.54	$11.74
Net assets	$83,024	$160,356	$120,698	$11,637	$11,223
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	0.30%	-%
Total return***	(15.22)%	30.84%	68.59%	(52.81)%	17.54%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
RS Value
Units	92,698	79,539	67,080	39,545	6,756
Unit value	$7.76	$9.07	$7.51	$5.66	$10.10
Net assets	$718,868	$721,213	$504,011	$223,851	$68,250
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	0.25%	0.34%	0.66%
Total return***	(14.44)%	20.77%	32.69%	(43.96)%	(0.23)%

Rydex | SGI Alpha Opportunity
Units	15,226	19,563	25,017	39,372	38,594
Unit value	$14.04	$14.06	$11.83	$9.88	$15.83
Net assets	$213,676	$274,889	$295,950	$388,775	$610,791
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(0.14)%	18.85%	19.74%	(37.59)%	13.59%

Rydex | SGI High Yield
Units	138,833	114,388	132,540	64,515	40,194
Unit value	$12.84	$13.83	$12.52	$7.63	$11.52
Net assets	$1,782,746	$1,582,633	$1,659,004	$492,334	$462,828
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	9.46%	7.83%	10.74%	6.91%	6.65%
Total return***	(7.16)%	10.46%	64.09%	(33.77)%	(2.11)%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI Large Cap Concentrated Growth
Units	18,970	33,750	19,113	19,282	21,383
Unit value	$7.04	$7.66	$6.86	$5.35	$8.88
Net assets	$133,771	$258,718	$131,086	$103,077	$189,821
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	0.30%	-%	-%	-%
Total return***	(8.09)%	11.66%	28.22%	(39.75)%	(10.02)%

Rydex | SGI Large Cap Core
Units	16,807	13,591	12,529	11,148	8,153
Unit value	$5.93	$6.45	$5.80	$4.68	$7.79
Net assets	$99,647	$87,626	$72,647	$52,189	$63,546
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.12%	0.31%	-%	0.24%	-%
Total return***	(8.06)%	11.21%	23.93%	(39.92)%	(8.75)%

Rydex | SGI Large Cap Value
Units	32,368	31,544	27,065	24,495	39,124
Unit value	$8.00	$8.68	$7.90	$6.46	$10.88
Net assets	$259,136	$273,758	$213,681	$158,140	$425,685
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.57%	0.41%	0.88%	0.54%	0.39%
Total return***	(7.83)%	9.87%	22.29%	(40.63)%	0.56%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI Mid Cap Growth
Units	69,208	80,024	78,685	62,550	61,791
Unit value	$7.57	$8.26	$6.99	$5.08	$8.88
Net assets	$523,685	$661,226	$549,717	$317,914	$548,895
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(8.35)%	18.17%	37.60%	(42.79)%	(13.36)%

Rydex | SGI Mid Cap Value
Units	166,020	174,108	187,034	178,993	175,670
Unit value	$16.27	$18.23	$16.25	$12.04	$17.20
Net assets	$2,701,741	$3,174,607	$3,039,090	$2,155,486	$3,021,013
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	0.23%	0.16%	0.50%	0.36%
Total return***	(10.75)%	12.18%	34.97%	(30.00)%	(2.91)%

Rydex | SGI MSCI EAFE Equal Weight
Units	226,593	217,103	201,241	186,078	163,241
Unit value	$8.07	$9.99	$9.04	$7.85	$13.21
Net assets	$1,829,768	$2,168,959	$1,820,212	$1,460,997	$2,157,176
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.05%	0.56%	-%	0.20%	0.18%
Total return***	(19.22)%	10.51%	15.16%	(40.58)%	6.95%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI Small Cap Growth
Units	20,734	19,605	21,033	19,851	18,114
Unit value	$7.71	$8.23	$6.71	$5.25	$10.49
Net assets	$159,777	$161,388	$141,030	$104,124	$190,054
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(6.32)%	22.65%	27.81%	(49.95)%	0.77%

Rydex | SGI U.S. Intermediate Bond
Units	95,494	112,594	93,548	23,135	26,267
Unit value	$9.60	$9.33	$9.15	$8.60	$10.08
Net assets	$916,559	$1,050,741	$855,466	$198,855	$264,777
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	2.64%	2.84%	4.84%	5.15%	4.36%
Total return***	2.89%	1.97%	6.40%	(14.78)%	(1.50)%

Rydex | SGI U.S. Long Short Momentum
Units	68,533	57,586	44,885	58,847	62,937
Unit value	$11.24	$12.55	$11.78	$9.62	$16.73
Net assets	$770,158	$722,628	$528,702	$566,097	$1,053,000
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(10.44)%	6.54%	22.45%	(42.50)%	17.14%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
T. Rowe Price Capital Appreciation
Units	92,426	81,420	60,996	42,826	8,335
Unit value	$9.76	$9.86	$9.01	$7.06	$10.11
Net assets	$902,265	$803,122	$550,038	$302,694	$84,517
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	1.37%	1.74%	2.51%	3.64%	15.07%
Total return***	(1.01)%	9.43%	27.62%	(30.17)%	0.28%

T. Rowe Price Growth Stock
Units	127,459	213,636	138,321	117,517	56,336
Unit value	$8.59	$9.06	$8.10	$5.91	$10.68
Net assets	$1,094,485	$1,936,027	$1,120,457	$694,086	$601,682
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	0.05%	0.20%
Total return***	(5.19)%	11.85%	37.06%	(44.66)%	5.63%

Wells Fargo Advantage Growth
Units	111,053	52,065	46,329	46,037	23,223
Unit value	$9.33	$8.99	$7.40	$5.22	$9.10
Net assets	$1,036,756	$468,151	$343,046	$240,306	$211,471
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	3.78%	21.49%	41.76%	(42.64)%	22.70%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Wells Fargo Advantage Large Cap Core
Units	31,729	21,847	16,158	8,069	7,123
Unit value	$6.43	$6.69	$6.60	$4.93	$8.44
Net assets	$204,042	$146,170	$106,690	$39,826	$60,129
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.39%	0.87%	0.54%	1.21%	.072%
Total return***	(3.89)%	1.36%	33.87%	(41.59)%	(1.50)%

Wells Fargo Advantage Opportunity
Units	70,287	26,101	23,333	14,417	7,552
Unit value	$9.00	$10.05	$8.61	$6.08	$10.60
Net assets	$632,979	$262,253	$200,948	$87,675	$80,059
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	-%	-%	0.29%	-%	1.41%
Total return***	(10.45)%	16.72%	41.61%	(42.64)%	1.01%

Wells Fargo Advantage Small Cap Value
Units	110,263	116,590	107,124	94,024	74,412
Unit value	$16.12	$18.13	$15.79	$10.82	$18.25
Net assets	$1,776,853	$2,113,586	$1,691,634	$1,017,084	$1,357,703
Ratio of expenses to net assets*	0.90%	0.90%	0.90%	0.90%	0.90%
Investment income ratio**	0.37%	0.67%	0.56%	-%	0.02%
Total return***	(11.09)%	14.82%	45.93%	(40.71)%	6.02%

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charge applied to policies whose contract values are less than $25,000 is excluded from these ratios because it results in a reduction of contract owner units, rather than a direct reduction to the unit values.  See Note 2.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

***For periods shorter than a year, total return is not annualized.  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

****Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

 (1)  For the period from July 11, 2008 (inception date) to December 31, 2008.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PART C
OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

a.	Financial Statements

The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011; and (2) the audited financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity, Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity, and Variable Annuity Account XIV - NEA Valuebuilder Variable Annuity at December 31, 2011, and for each of the specified periods ended December 31, 2011 and 2010, or for such portions of such periods as disclosed in the financial statements.

b.	Exhibits

	(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)
	(2)	Not Applicable
	(3)	(a)	Service Facilities Agreement(ah)
		(b)	Marketing Organization Agreement(ad)
		(c)	SBL Variable Products Broker/Dealer Sales Agreement(ad)
		(d)	SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7 00)(h)
		(e)	Marketing Organization Agreement Commission Schedule-SecureDesigns(i)
		(f)	Marketing Organization Agreement Commission Schedule - NEA(i)
		(g)	Marketing Organization Agreement Commission Schedule - AdvanceDesigns(ab)
		(h)	Marketing Organization Agreement Commission Schedule - AEA(n)
		(i)	Marketing Organization Agreement Commission Schedule - Security Benefit Advisor(n)
		(j)	NEA Valuebuilder Marketing Organization Agreement(i)
		(k)	AEA Valuebuilder Marketing Organization Agreement(n)
		(l)	NEA Valuebuilder Marketing Organization Agreement Annualization Amendment(i)
		(m)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreements(p)

	(4)	(a)	Individual Contract (Form V6029 11 00)(g)
		(b)	Individual Contract-Unisex (Form V6029 11 00U)(g)
		(c)	Tax-Sheltered Annuity Endorsement (Form V6101 9 10)(ak)
		(d)	Nursing Home Endorsement (Form 6052 10 10)(ak)
		(e)	Withdrawal Charge Waiver Endorsement (Form V6051 3 96)(b)
		(f)	Terminal Illness Endorsement (Form 6053 10 10)(ak)
		(g)	Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2 97)(b)
		(h)	Individual Retirement Annuity Endorsement (Form V6849A R9 10)(ak)
		(i)	Roth IRA Endorsement (Form V6851A R9-10)(ak)

	(j)	Section 457 Endorsement (Form V6054 1 98)(c)
	(k)	403a Endorsement (Form V6057 10 98)(d)
	(l)	Annual Stepped Up Death Benefit Rider (Form V6063 8 00)(a)
	(m)	Guaranteed Growth Death Benefit Rider (Form V6063 1 8 00)(a)
	(n)	Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063 2 8 00)(a)
	(o)	Disability Rider (Form V6064 8 00)(a)
	(p)	Guaranteed Income Benefit Rider (Form V6065 8 00)(a)
	(q)	Credit Enhancement Rider (Form V6067 8 00)(a)
	(r)	Alternative Withdrawal Charge Rider (Form V6069 10 00)(g)
	(s)	Loan Endorsement Rider (Form V6066 10 00)(i)
	(t)	Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4 01)(i)
	(u)	Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4 01)(i)
	(v)	Waiver of Withdrawal Charge Rider - 5 yrs and Age 59½ (Form V6074 4 01)(i)
	(w)	Waiver of Withdrawal Charge Rider - Hardship (Form V6075 4 01)(i)
	(x)	Enhanced and Guaranteed Growth Death Benefit Rider (Form V6076 4 01)(h)
	(y)	Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4 01)(h)
	(z)	Enhanced Death Benefit Rider (Form V6078 4 01)(h)
	(aa)	Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4 01)(h)
	(ab)	DCA Plus Rider (Form V6080 4 01)(i)
	(ac)	Credit Enhancement Rider (Form V6084 11 01)(i)
	(ad)	Guaranteed Minimum Withdrawal Benefit (Form V6086 10 03)(l)
	(ae)	Total Protection (Forms V6087 10 3)(m)
	(af)	Dollar for Dollar Living Benefit Rider (Form V6094 R9 05)(x)
	(ag)	Dollar for Dollar Combination Benefit Rider (Form V6095 R9 05)(x)
	(ah)	Bonus Match Rider (Form V6093 10 05)(w)
	(ai)	Guaranteed Lifetime Withdrawal Benefit Rider (Form V6106 6 07)(ac)

(5)	(a)	Application (Form V9001 9-05)(w)
	(b)	Application (Form V9201 6-07)(aj)
	(c)	Application - Unisex (Form V9001 9 05U)(w)
	(d)	Application - Unisex (Form V9201 6 07U)(aj)
	(e)	Application (Form V9601 1 06)(aj)
	(f)	Application (Form V9601 1 06U)(aj)
	(g)	Application (Form V9701 7 07)(aj)
	(h)	Application (Form V9701 7 07U)(aj)
	(c)	Application (Form V9496 10 03)(q)
	(d)	Application (Form V9493 11 00)(g)
	(e)	Application (Form V9201 6 07)(ac)
	(f)	Application - Unisex (Form V9201 6 07U)(ac)

(6)	(a)	Composite of Articles of Incorporation of SBL(o)
	(b)	Bylaws of SBL(ad)

(7)	Not Applicable

(8)	(a)	Participation Agreement - ABN AMRO (Aston)(ab)
	(b)	Participation Agreement - AIM - Equity Funds(i)
	(c)	Participation Agreement - AIM - Growth Funds(i)

(d)	Participation Agreement - AIM - Variable Insurance Funds(r)
(i) Amendment No. 1(r)
(ii) Amendment No. 2(r)
(iii) Amendment No. 3(x)
(e)	Participation Agreement - American Century - Mutual Funds(s)
(i) Amendment No. 1(af)
(ii) Amendment No. 2(af)
(iii) Amendment No. 3(aj)
(f)	Participation Agreement - American Century - Variable Insurance Funds(ao)
(g)	Participation Agreement - Ariel(j)
(h)	Participation Agreement - Baron(ab)
(i)	Participation Agreement - BlackRock - Mutual Funds
(j)	Participation Agreement - Calamos(i)
(i) Amendment No. 1(ab)
(ii) Amendment No. 2(ai)
(k)	Participation Agreement - Dreyfus - Mutual Funds(s)
(i) Amendment No. 1(af)
(l)	Participation Agreement - Dreyfus - Variable Insurance Funds(ao)
(i) Amendment No. 1(r)
(m)	Participation Agreement - Federated - Mutual Funds
(n)	Participation Agreement - Fidelity - Mutual Funds(t)
(i) Amendment No. 1(t)
(ii) Amendment No. 2(t)
(iii) Amendment No. 3(ab)
(o)	Participation Agreement - Franklin Templeton - Variable Insurance Funds(ak)
(p)	Participation Agreement - Goldman Sachs - Mutual Funds(ab)
(q)	Participation Agreement - Ivy - Mutual Funds
(r)	Participation Agreement - Janus Aspen(af)
(s)	Participation Agreement - Janus - Mutual Funds
(t)	Participation Agreement - Legg Mason - Mutual Funds
(u)	Participation Agreement - Legg Mason - Variable Funds(al)
(v)	Participation Agreement - MFS(ak)
(w)	Participation Agreement - Morgan Stanley(u)
(x)	Participation Agreement - Neuberger Berman - AMT Funds(ag)
(y)	Participation Agreement - Neuberger Berman - Mutual Funds(ag)
(i) Amendment No. 1(ag)
(ii) Amendment No. 2(ag)
(iii) Amendment No. 3(aj)
(z)	Participation Agreement - Northern Trust(w)
(aa)	Participation Agreement - Oppenheimer - Mutual Funds
(ab)	Participation Agreement - Oppenheimer - Variable Funds(ak)
(ac)	Participation Agreement - PIMCO - Mutual Funds(s)
(i) Amendment No. 1(s)
(ii) Amendment No. 2(ab)
(ad)	Participation Agreement - PIMCO - Variable Insurance Funds(ap)
(ae)	Participation Agreement - Pioneer - Mutual Funds
(af)	Participation Agreement - Potomac (Direxion)(y)
(i) Amendment No. 1(y)
(ag)	Participation Agreement - Prudential - Mutual Funds(ab)

	(ah)	Participation Agreement - RidgeWorth - Mutual Funds
	(ai)	Participation Agreement - Royce - Capital Fund(r)
	(aj)	Participation Agreement - Royce - Mutual Funds(ab)
	(ak)	Participation Agreement - RS Partners(w)
(i) Amendment No. 1(ab)
(ii) Amendment No. 2(ab)
	(al)	Participation Agreement - Rydex - Mutual Funds
	(am)	Participation Agreement - Rydex - Variable Funds(t)
(i) Amendment No. 1(t)
(ii) Amendment No. 2(t)
(iii) Amendment No. 3(t)
(iv) Amendment No. 4(t)
(v) Amendment No. 5(t)
(vi) Amendment No. 6(x)
	(an)	Participation Agreement - SBL(ap)
	(ao)	Participation Agreement - Security Funds
	(ap)	Participation Agreement - T. Rowe Price - Mutual Funds(am)
	(aq)	Participation Agreement - Van Kampen - Insurance Funds(r)
(i) Amendment No. 1(x)
	(ar)	Participation Agreement - Van Kampen - Mutual Funds(s)
(i) Amendment No. 1(af)
	(as)	Participation Agreement - Wells Fargo(i)
	(at)	Information Sharing Agreement - ABN AMRO (Aston)(ab)
	(au)	Information Sharing Agreement - AIM(aa)
	(av)	Information Sharing Agreement - American Century(aa)
	(aw)	Information Sharing Agreement - Ariel(ab)
	(ax)	Information Sharing Agreement - Baron(ab)
	(ay)	Information Sharing Agreement - Calamos(ab)
	(az)	Information Sharing Agreement - Dreyfus(aa)
	(ba)	Information Sharing Agreement - Fidelity Insurance(ab)
	(bb)	Information Sharing Agreement - Fidelity - Mutual Funds(ab)
	(bc)	Information Sharing Agreement - Goldman Sachs(ab)
	(bd)	Information Sharing Agreement - Janus(ab)
	(be)	Information Sharing Agreement - Jennison(ab)
	(bf)	Information Sharing Agreement - Legg Mason(ai)
	(bg)	Information Sharing Agreement - MFS(aa)
	(bh)	Information Sharing Agreement - Neuberger Berman(aa)
	(bi)	Information Sharing Agreement - Northern Trust(ab)
	(bj)	Information Sharing Agreement - Oppenheimer(aa)
	(bk)	Information Sharing Agreement - PIMCO(aa)
	(bl)	Information Sharing Agreement - Potomac(z)
	(bm)	Information Sharing Agreement - Royce(aa)
	(bn)	Information Sharing Agreement - Rydex(aa)
	(bo)	Information Sharing Agreement - Security Funds(ab)
	(bp)	Information Sharing Agreement - T. Rowe Price(ab)
	(bq)	Information Sharing Agreement - Van Kampen(aa)
	(br)	Information Sharing Agreement - Wells Fargo(z)

(9)	Opinion of Counsel(h)

(10)	(a) Consent of Independent Registered Public Accounting Firm
(b) Consent of Counsel

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney of Howard R. Fricke, John F. Frye, John F. Guyot, Michael P. Kiley, James F. Mullery, and Douglas G. Wolff(an)

(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 11, 2000).
(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed March 21, 1997).
(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1998).
(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1999).
(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed May 1, 2000).
(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).
(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).
(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).
(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002).
(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed May 1, 2002.)
(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).
(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 18, 2004).
(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-111589 (filed December 29, 2003).
(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2003.)
(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 25, 2005).
(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).
(q)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2005).
(r)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).
(s)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed April 28, 2006).
(t)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).
(u)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).
(v)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2004).
(w)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).
(x)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).
(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 29, 2005).
(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007).
(aa)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33-85592 (filed April 27, 2007).
(ab)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).
(ac)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 6, 2007).
(ad)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).
(ae)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 29, 2008).
(af)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2008).
(ag)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2009).
(ah)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).
(ai)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2009).
(aj)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2010).
(ak)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).
(al)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 2011)
(am)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2011).
(an)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2012).
(ao)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012).
(ap)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2012).

Item 25.                 Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chief Executive Officer and Director
Douglas G. Wolff	President and Director
Howard R. Fricke	Director
John F. Frye	Senior Vice President, Chief Financial Officer, Chief Investment Officer, Treasurer and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary and Director
James F. Mullery	Senior Vice President and Director
Roger S. Offermann	Senior Vice President and Chief Actuary
Albert J. Dal Porto	Vice President
Kevin M. Watt	Vice President
Christopher D. Swickard	Vice President, Associate General Counsel and Assistant Secretary
Amy J. Lee	Vice President, Associate General Counsel and Assistant Secretary
Carmen R. Hill	Second Vice President and Chief Compliance Officer
*Located at One Security Benefit Place, Topeka, Kansas 66636.

Item 26.                 Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company is indirectly controlled by Sammons Enterprises, Inc.  The Registrant is a segregated asset account of SBL.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).  Other companies directly or indirectly controlled by Sammons Enterprises, Inc. (SEI), as of December 31, 2011, are:

Name	Jurisdiction	Percent of Voting Securities Owned
1900 Capital Inc.	Delaware	100% by CCI
Advisor Research Center, Inc.	Maryland	100% by RFSL
B/D Ops, LLC	Delaware	33% by SSI
Briggs Construction Equipment, Inc.	Delaware	100% by CISI
Briggs de Mexico, S. de R.L. de C.V (Controladora)	Mexico	99% by BEI 1% by BEMI
Briggs Equipment Mexico, Inc. (BEMI)	Delaware	100% by BEI
Briggs Equipment UK Limited	United Kingdom	100% by BUKHI
Briggs Equipment, Inc. (BEI)	Delaware	100% by CISI
Briggs Equipment, S.A. de C.V.	Mexico	99% by BEI 1% by BEMI
Briggs UK Holding Inc. (BUKHI)	Delaware	100% by CISI
Compatriot Capital, Inc. (CCI)	Delaware	100% by SEA
Consolidated Investment Services, Inc. (CISI)	Nevada	100% by SEI
Crestpark LP, Inc.	Delaware	100% by CISI

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Investors, LLC	Delaware	100% voting (no ownership) by Guggenheim Lawrence LLC
First Security Benefit Life Insurance and Annuity Company of New York	New York	100% by SBC
Forklift Operations de Mexico, S.A. de C.V.	Mexico	99% by Controladora 1% by BEMI
GBH Venture Co., Inc.	Delaware	100% by CISI
Gila Bend Power Partners, L.L.C.	Delaware	50% by SPDI
GLAC Holdings, LLC (GLACHL)	Delaware	100% by GPFTHL
GP Holdco, LLC (GHL)	Delaware	100% by GPL
GPAM Holdings, Inc.	Delaware	100% by GPAMHL
GPAM Holdings, LLC (GPAMHL)	Delaware	100% by GPL
GPFT Holdco, LLC (GPFTHL)	Delaware	100% by GHL
GPI Ventures LLC	Delaware	100% by GPIRI
Guggenheim Capital, LLC (GCL)	Delaware	38% by SAGE
Guggenheim Insurance Holdco, LLC (GIHL)	Delaware	100% by GPFTHL
Guggenheim Insurance Services, LLC (GIS)	Delaware	100% by GIHL
Guggenheim Investment Management Holdings, LLC (GIMHL)	Delaware	100% by GPFTHL
Guggenheim Investment Management, LLC	Delaware	100% by GIMHL
Guggenheim Knights of Security, LLC (GKSL)	Delaware	100% by GPL
Guggenheim Lawrence LLC	Delaware	100% by GPL
Guggenheim Life and Annuity Company	Delaware	100% by GLACHL
Guggenheim Partners Asset Management, LLC	Delaware	99% by GPAMHL
Guggenheim Partners, LLC (GPL)	Delaware	100% by GCL
Guggenheim SBC Holdings, LLC (GSHL)	Delaware	100% voting (no ownership) by GKSL; 100% ownership by Eldridge Investors, LLC
Herakles Investments, Inc. (HII)	Delaware	100% by CISI
Mexicolift Servicios de Personal, S. de R.L. de C.V.	Mexico	99% by Controladora 1% by BEMI
MH Imports, Inc.	Delaware	100% by CISI
Midland National Life Insurance Company (MNL)	Iowa	100% by SFG
Midland National Services Corporation, LLC	Delaware	100% by MNL
MNL Reinsurance Company	Iowa	100% by MNL
Montacargas Yale de Mexico, S.A. de C.V.	Mexico	99% by BEI 1% by BEMI
Mykonos 6420 LP	Texas	85% by MH Imports, Inc.; 1% by Sponsor
North American Company for Life and Health Insurance (NACOLAH)	Iowa	100% by SFG

Name	Jurisdiction	Percent of Voting Securities Owned
Note Funding, LLC	Kansas	100% by SBC
Opus 5949 LLC	Texas	75% by Sammons VPC, Inc.
Otter, Inc.	Oklahoma	100% by SPDI
Paragon Life Insurance Company of Indiana (PLICI)	Indiana	100% by PHL
Parkway Mortgage, Inc.	Delaware	100% by CISI
PLIC CRE Holdings, LLC	Delaware	100% by PLICI
PLIC Holdings, LLC (PHL)	Delaware	100% by GIHL
Property Disposition, Inc.	Delaware	100% by SFG
Rydex Distributors, LLC	Kansas	100% by RHL
Rydex Fund Services, LLC (RFSL)	Kansas	100% by RHL
Rydex Holdings, LLC (RHL)	Kansas	100% by SBAM
Rydex Specialized Products, LLC	Delaware	100% by SIL
SAGE Assets, Inc. (SAGE)	Delaware	100% by SEA
Sammons BW, Inc	Delaware	100% by SDHI
Sammons Capital, Inc.	Delaware	100% by SEA
Sammons Corporation	Delaware	100% by CISI
Sammons Distribution Holdings, Inc. (SDHI)	Delaware	100% by CISI
Sammons Equity Alliance, Inc. (SEA)	Delaware	100% by CISI
Sammons Financial Group, Inc. (SFG)	Delaware	100% by CISI
Sammons Financial Network, LLC	Delaware	100% by SSI
Sammons Income Properties, Inc.	Delaware	100% by CCI
Sammons Power Development, Inc.(SPDI)	Delaware	100% by SEA
Sammons Retirement Solutions, Inc.	Delaware	100% by SFG
Sammons Securities Company, L.L.C.	Delaware	67% by SSI
Sammons Securities, Inc. (SSI)	Delaware	100% by SFG
Sammons VPC, Inc.	Delaware	100% by SDHI
SBC Funding, LLC	Kansas	100% by SBC
se2, inc.	Kansas	100% by SBC
Security Benefit Academy, Inc.	Kansas	100% by SBC
Security Benefit Asset Management Holdings, LLC (SBAM)	Kansas	100% by SBC
Security Benefit Corporation (SBC)	Kansas	100% by GSHL
Security Benefit Life Insurance Company (SBL)	Kansas	100% by SBC
Security Distributors, Inc.	Kansas	100% by SBL
Security Financial Resources, Inc.	Kansas	100% by SBC
Security Investors, LLC (SIL)	Kansas	100% by RHL
SFG Reinsurance Company	South Carolina	100% by MNL
Solberg Reinsurance Company	Iowa	100% by MNL
Sponsor Investments, L.L.C. (Sponsor)	Texas	75% by HII
SRI Ventures LLC	Delaware	99% by CCI
The Grove Park Inn Resort, Inc. (GPIRI)	Delaware	100% by CISI

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Separate Account XII, Separate Account XV, SBL Variable Annuity Account VIII, Variflex Separate Account, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.

As depositor of the separate accounts, SBL might be deemed to control them.  In addition, certain of the separate accounts invest in shares of SBL Fund, a “series” type mutual fund registered under the Investment Company Act of 1940.  An affiliate of SBL serves as investment advisor to SBL Fund.  The purchasers of SBL’s variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters.  Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.	Number of Contractowners

As of February 29, 2012, there were 28,096 owners of Qualified Contracts and 8,559 owners of Non-Qualified Contracts issued under SBL Variable Annuity Account XIV.

Item 28.	Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.

The Articles of Incorporation include the following provision:

    (a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

    (b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                 Principal Underwriter

(a)(1)	Security Distributors, Inc. (“SDI”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2)	SDI acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3)	SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	James F. Mullery	President and Director
	Michael P. Kiley	Director
	Kurt E. Auleta	Vice President and Director
	Ken M. DiFrancesca	Vice President and Director
	Michael K. Reidy	Vice President and Director
	Christopher D. Swickard	Vice President, Assistant Secretary and Director
	James J. Kiley	Vice President
	Mark W. Turner	Vice President
	Kevin M. Watt	Vice President
	Donald A. Wiley	Vice President
	Amy J. Lee	Secretary and Chief Compliance Officer
	Lorette Ziegler	Treasurer
*One Security Benefit Place, Topeka, Kansas 66636-0001, except as indicated.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, Inc.	$4,667,861.921	$4,613,212.002	$0	N/A

1     SBL pays commissions to selling broker-dealers through SDI.  This is the amount paid to SDI in connection with all contracts sold through the separate account.  SDI passes through to selling broker-dealers all such amounts.
2     A contingent deferred sales charge may be assessed on full or partial withdrawals from the contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the separate account, all of which is passed through to SBL.

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)	Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

(e)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

(f)
Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 30th day of April 2012.

Security Benefit Life Insurance Company (the Depositor) – SBL Variable Annuity Account XIV (The Registrant)
By:	MICHAEL P. KILEY
Michael P. Kiley, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 30, 2012.

SIGNATURES AND TITLES

By:	MICHAEL P. KILEY
Michael P. Kiley, Chief Executive Officer and Director

By:	*
John F. Frye, Senior Vice President, Chief Financial Officer (and chief accounting officer), Chief Investment Officer, Treasurer, and Director

By:	*
Howard R. Fricke, Director

By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary and Director

By:	*
James F. Mullery, Senior Vice President and Director

By:	*
Douglas G. Wolff, President and Director

*By:	CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(8)	(i)	Participation Agreement – BlackRock – Mutual Funds
(m)	Participation Agreement – Federated – Mutual Funds
(q)	Participation Agreement – Ivy – Mutual Funds
(s)	Participation Agreement – Janus – Mutual Funds
(t)	Participation Agreement – Legg Mason – Mutual Funds
(aa)	Participation Agreement – Oppenheimer – Mutual Funds
(ae)	Participation Agreement – Pioneer – Mutual Funds
(ah)	Participation Agreement – RidgeWorth – Mutual Funds
(al)	Participation Agreement – Rydex – Mutual Funds
(ao)	Participation Agreement – Security Funds

(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel